As Filed with the Securities and Exchange Commission on May 3, 2001.
                                                      Registration No. 333-56802
                                                                    333-56802-01
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                 Amendment No. 2
                                       to
                                    FORM S-3
                             REGISTRATION STATEMENT
                              UNDER THE SECURITIES
                                   ACT OF 1933
                                -----------------


                              BMW FS Securities LLC
         (Originator of the Trust described herein and transferor of the
                            Receivables to the Trust)

                         BMW Vehicle Owner Trust 2001-A
                       (Issuer with respect to the Notes)
             (Exact name of registrant as specified in its charter)

              Delaware                              7515                            22-3784653

  (State or Other Jurisdiction of       (Primary Standard Industrial             (I.R.S. Employer
   Incorporation or Organization)       Classification Code Number)           Identification Number)

                             300 Chestnut Ridge Road
                            Woodcliff Lake, NJ 07677
                                 (201) 307-4000
(Address, including Zip Code, and Telephone Number, including Area Code, of Principal Executive Offices of BMW FS Securities LLC and BMW Vehicle Owner Trust 2001-A )
                               -----------------
                              Daniel J. Mette, Esq.
                           Weil, Gotshal & Manges LLP
                                767 Fifth Avenue
                            New York, New York 10153
                                 (212) 310-8749
 (Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)
                                -----------------
                                   Copies to:
                                  Reed Auerbach
                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                               New York, NY 10038


     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|
     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
     If this form is filed to register additional securities for an offering pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. |_|

                         CALCULATION OF REGISTRATION FEE
===================================================================================================================================

              Title of Each Class of                                    Proposed Maximum    Proposed Maximum        Amount of
                                                        Amount to           Offering            Aggregate          Registration
            Securities to be Registered               Be Registered    Price Per Unit(1)    Offering Price(1)       Fee(2)(3)
-----------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Notes and Certificates..............     $3,500,000,000          100%           $3,500,000,000          $875,000
-----------------------------------------------------------------------------------------------------------------------------------

(1)      Estimated solely for the purpose of calculating the registration fee.


(2) Calculated pursuant to Rule 457(o) under the Securities Act. Pursuant to Rule 457(o) under the Securities Act, the registration fee is calculated on the basis of the maximum aggregate offering price of all the Notes and Certificates. This amount was then multiplied by .000250.


(3)      $250 was previously paid.


         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a) may determine.
                                -----------------

================================================================================

PROSPECTUS

                            BMW Vehicle Owner Trusts
                               Asset Backed Notes
                            Asset Backed Certificates

                             BMW FS Securities LLC,
                                    Depositor

                         BMW Financial Services NA, LLC,
                                    Servicer

The Trusts:

1. A new trust will be formed to issue each series of securities and a particular trust may issue multiple series of securities;

2.   Each trust will consist of:

     o a pool of retail installment sale contracts secured by new or used motor vehicles; and

     o    other assets specified in the applicable prospectus supplement.

The Securities:

1.   will be asset-backed securities sold periodically in one or more series;

2. will be paid only from the assets of the related trust and any form of credit enhancement;

3. will be issued as part of a designated series that may include one or more classes; and

4.   will consist of:

     o    notes (which will be treated as indebtedness of the trust) and/or

     o certificates (which will represent an undivided ownership interest in the trust).

You should review carefully the factors set forth under "Risk Factors" beginning on page 13 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the securities or determined that this prospectus or the applicable prospectus supplement is accurate or complete. Any representation to the contrary is a criminal offense.

The amounts, prices and terms of each offering of securities will be determined at the time of sale and will be described in a prospectus supplement that will be attached to this prospectus.

This prospectus may be used to offer and sell any series of securities only if accompanied by the prospectus supplement for that series.



                The date of this prospectus is May [ ], 2001.

                                TABLE OF CONTENTS



Important Notice About Information Presented in this Prospectus and the Accompanying Prospectus Supplement ....................................6

Summary of Terms...............................................................7


Trust..........................................................................7

Depositor......................................................................7

Servicer.......................................................................7

Trustee........................................................................7

Indenture Trustee..............................................................7

Securities Offered.............................................................7

The Receivables................................................................8

The Trust Property.............................................................9

Credit and Cash Flow Enhancement...............................................9

Servicing Fee.................................................................10

Advances......................................................................10

Optional Purchase.............................................................11

Tax Status....................................................................11

ERISA Considerations..........................................................12


Risk Factors..................................................................13


You must rely for repayment only upon payments from the trust's assets which may not be sufficient to make full payments on your securities .........13

You may experience reduced returns on your investment resulting from prepayments, repurchases or early termination of the trust ...................13

Interests of other persons in the receivables and financed vehicles could be superior to the trust's interest, which may result in reduced payments on your securities ..................................................14

Receivables that fail to comply with consumer protection laws may be unenforceable, which may result in losses on your investment .................15

The bankruptcy of BMW Financial Services NA, LLC (servicer) or
BMW FS Securities LLC (depositor) could result in losses or delays in payments on your securities ...............................................15

Proceeds of the sale of receivables may not be sufficient to pay your securities in full ......................................................16


Failure to pay principal on your notes will not constitute an event of default until maturity ....................................................16

Funds held by the servicer that are intended to be used to make payments on the securities may be exposed to a risk of loss ..................16


If the trust enters into a currency or an interest rate swap, payments on the securities will be dependent on payments made under the swap agreement ...............................................................17

Termination of a swap agreement and the inability to locate replacement swap counterparty may cause termination of the trust .........................17

The rating of a third party credit enhancement provider may affect the ratings of the securities ....................................................18

The calculations for the payments of principal or interest may be based on an index which may result in payments to you of less principal or interest than a non- indexed security ........................................18

You may have difficulty selling your securities and/or obtaining your desired price due to the absence of a secondary market .......................19

Because the securities are in book-entry form, your rights can only be exercised indirectly .........................................................19

Possible Prepayment Due to Inability to Acquire Subsequent Receivables........20

Formation of the Trusts.......................................................21

Property of the Trusts........................................................21

The Receivables...............................................................22

Use of Proceeds...............................................................24

The Trustee...................................................................24

The Depositor.................................................................24

The Servicer..................................................................24

BMW FS' Financing Program.....................................................25

General.......................................................................25

Underwriting..................................................................25

Dealer Agreements.............................................................27

Servicing.....................................................................27

Physical Damage and Liability Insurance.......................................28

Certified Pre-Owned Program...................................................28
Where can you find more information about your Securities.....................28

Delinquencies, Repossessions and Net Losses...................................29

Weighted Average Life of the Securities.......................................29

Pool Factors and Trading Information..........................................30

The Notes.....................................................................31

General.......................................................................31

Principal and Interest on the Notes...........................................31

The Indenture.................................................................32

The Certificates..............................................................37

General.......................................................................37

Payments of Principal and Interest............................................38

Certain Information Regarding the Securities..................................38

Fixed Rate Securities.........................................................39

Floating Rate Securities......................................................39

Indexed Securities............................................................49

Interest Rate Swaps...........................................................50

Variable Funding Note.........................................................50

Pro-Rata Pay/Subordinate Securities...........................................50

Revolving Period..............................................................50

Book-Entry Registration.......................................................50

Definitive Securities.........................................................55

Description of the Transfer and Servicing Agreements..........................56

Sale and Assignment of Receivables............................................56

Accounts......................................................................58

Servicing Procedures..........................................................60

Insurance on Financed Vehicles................................................61

Collections...................................................................61

Advances......................................................................62

Servicing Compensation........................................................63

Yield Supplement Account; Yield Supplement Agreement..........................64

Distributions on the Securities...............................................65

Credit and Cash Flow Enhancement..............................................65

Net Deposits..................................................................67

Statements to Trustees and the Trust..........................................67

Statements to Securityholders.................................................67

Evidence as to Compliance.....................................................69

Certain Matters Regarding the Servicer........................................69

Servicer Default..............................................................70

Rights Upon Servicer Default..................................................70

Waiver of Past Defaults.......................................................71

Amendment.....................................................................71

List of Securityholders.......................................................72

Insolvency Event..............................................................72

Payment of Notes..............................................................72

Termination...................................................................73

Administration Agreement......................................................73

Certain Legal Aspects of the Receivables......................................74

General.......................................................................74

Security Interests............................................................74

Repossession..................................................................76

Notice of Sale; Redemption Rights.............................................76

Deficiency Judgments and Excess Proceeds......................................77

Certain Bankruptcy Considerations.............................................77

Consumer Protection Laws......................................................78

Other Limitations.............................................................80

Material Income Tax Consequences..............................................80

Tax Treatment of Owner Trusts.................................................81

Tax Treatment of Grantor Trusts...............................................90

State and Local Tax Considerations............................................97

ERISA Considerations..........................................................97

Underwriting..................................................................99

Legal Opinions................................................................99

Index of Terms...............................................................100

         Important Notice About Information Presented in this Prospectus and the Accompanying Prospectus Supplement


     We provide information to you about the securities in two separate documents that progressively provide varying levels of detail:

     o This prospectus, which provides general information, some of which may not apply to a particular series of securities including your series, and

     o The accompanying prospectus supplement, which will describe the specific terms of the offered securities.

     We have started with several introductory sections describing the trust and the securities in abbreviated form, followed by a more complete description of the terms. The introductory sections are:

     o Summary of Terms--which gives a brief introduction to the securities to be offered, and

     o Risk Factors--which describes briefly some of the risks to investors of a purchase of the securities.

     You can find a listing of the pages where capitalized terms used in this prospectus are defined under the caption "Index of Terms" beginning on page 102 in this prospectus.


     Whenever we use words like "intends," "anticipates" or "expects" or similar words in this prospectus, we are making a forward-looking statement, or a projection of what we think will happen in the future. Forward-looking statements are inherently subject to a variety of circumstances, many of which are beyond our control and could cause actual results to differ materially from what we anticipate. Any forward-looking statements in this prospectus speak only as of the date of this prospectus. We do not assume any responsibility to update or review any forward-looking statement contained in this prospectus to reflect any change in our expectation about the subject of that forward-looking statement or to reflect any change in events, conditions or circumstances on which we have based any forward-looking statement, except to the extent required by law.


     If the terms of a particular series of securities vary between this prospectus and the prospectus supplement, you should rely on the information in the prospectus supplement.

                                Summary of Terms


The following summary highlights selected information from this prospectus and provides a general overview of relevant terms of the securities. You should read carefully this entire document and the accompanying prospectus supplement to understand all of the terms of the offering.

Trust.................................  The trust to be formed for each series of securities. If the trust issues notes and certificates, it will be formed by a trust agreement between the seller and the trustee of the trust. If the trust issues only certificates, it will be formed by a pooling and servicing agreement among the seller, the servicer and the trustee of the trust.

Depositor.............................  BMW FS Securities LLC, a wholly owned, limited purpose subsidiary of BMW
                                        Financial Services NA, LLC.

Servicer..............................  BMW Financial Services NA, LLC, a wholly owned subsidiary of BMW of North America
                                        LLC. BMW of North America LLC is the
                                        exclusive distributor of BMW motor
                                        vehicles, BMW motorcycles and BMW parts
                                        and accessories in the United States and is a wholly owned subsidiary of Bayerische Motoren Werke
                                        Aktiengesellschaft, a German
                                        corporation.

Trustee...............................  The trustee for each series of securities will be named in the
                                        prospectus supplement for that series.

Indenture Trustee.....................  If the trust issues notes, the trustee for the indenture pursuant to which the
                                        notes will be issued will be named in
                                        the prospectus supplement for that
                                        series.

Securities Offered..................... Notes--A series of securities may include one or more classes of notes.
                                        Notes of a series will be issued
                                        pursuant to an indenture.

                                        Certificates--Each series of securities
                                        may include one or more classes of
                                        certificates, whether or not a class of
                                        notes is issued as part of the series.
                                        The applicable prospectus supplement
                                        will describe the following:

                                        1.   if any notes are issued, the
                                             priority of payments
                                             (a) between the notes and
                                                 certificates and
                                             (b) among different classes of
                                                 notes; and

                                        2.   the priority of payments among
                                             different classes of certificates.

                                        Terms--The terms of each class of notes
                                        and certificates in a series described
                                        in the applicable prospectus supplement
                                        will include the following:

                                        1.   the stated principal amount of each
                                             class of notes and the stated
                                             certificate balance of each class
                                             of certificates; and

                                        2.   the interest rate (which may be
                                             fixed, variable,
                                             adjustable or some combination of
                                             these rates) or method of
                                             determining the interest rate.

                                        A class of notes may differ from other
                                        classes of notes and a class of
                                        certificates may differ from other
                                        classes of certificates in one or more
                                        aspects, including:

                                        1.   timing and priority of payments;

                                        2.   seniority;

                                        3.   allocation of losses;

                                        4.   interest rate or formula for
                                             determining the interest rate;

                                        5.   amount of interest or principal
                                             payments;

                                        6.   whether interest or principal will
                                             be payable to holders of the class
                                             if specified events occur;

                                        7.   the right to receive collections
                                             from designated portions of the
                                             receivables owned by the trust; and

                                        8.   The ability of holders of a class
                                             to direct the trustee to take
                                             specified remedies.

The Receivables.......................  Purchasers of motor vehicles often finance their purchases by entering into retail installment sale contracts with dealers who then resell the contracts to finance companies such as BMW Financial Services NA, LLC. These contracts are referred to as "receivables," and the underlying vehicles are referred to as the "financed vehicles." The purchasers of the financed vehicles are referred to as the "obligors." The terms of the contracts must meet specified BMW Financial Services NA, LLC requirements.


                                        On or before the date the securities of
                                        a series are issued, BMW Financial
                                        Services NA, LLC or BMW Bank of North
                                        America will sell a specified amount of
                                        receivables to BMW FS Securities LLC,
                                        the seller. The seller will then sell
                                        those receivables to the trust. The sale by the seller to the trust will be documented under:


                                        1.   a pooling and servicing agreement
                                             among the seller, the servicer and
                                             the trustee (if the trust will be
                                             treated as a grantor trust for
                                             federal income tax purposes); or

                                        2.   a sale and servicing agreement
                                             among the seller, the servicer and
                                             the trust (if the trust will be
                                             treated other than as a grantor
                                             trust for federal income tax
                                             purposes).


                                        The receivables to be sold by BMW
                                        Financial Services NA, LLC or BMW Bank
                                        of North America will be described in
                                        the applicable prospectus
                                        supplement.

The Trust Property....................  The property of each trust:

                                        1.   will be described in the applicable
                                             prospectus supplement;

                                        2.   will primarily be a pool of
                                             receivables secured by new and used
                                             motor vehicles (which term, for
                                             purposes of this prospectus and
                                             each prospectus supplement, shall
                                             include motorcycles) and amounts
                                             due or collected under the
                                             receivables on or after a specified
                                             cutoff date; and

                                        3.   will include assets related to the
                                             receivables including:

                                             o    security interests in the
                                                  motor vehicles;

                                             o    proceeds from claims on
                                                  related insurance policies;

                                             o    the rights of the seller in
                                                  rebates of premiums and other
                                                  amounts relating to insurance
                                                  policies and other items
                                                  financed under the
                                                  receivables;

                                             o    the rights of the seller in
                                                  the agreements identified in
                                                  the applicable prospectus
                                                  supplement;

                                             o    amounts deposited in specified
                                                  bank accounts; and

                                             o    proceeds from liquidated
                                                  assets.

Credit and Cash Flow Enhancement......  The trusts may include features designed to provide protection from losses on
                                        assets of the trust to one or more
                                        classes of securities. These features
                                        are referred to as "credit enhancement."
                                        Credit enhancement may include any one
                                        or more of the following:

                                        1.   subordination of one or more other
                                             classes of securities;

                                        2.   one or more reserve funds;

                                        3.   over-collateralization;

                                        4.   letters of credit, cash collateral
                                             accounts or other credit or
                                             liquidity facilities;

                                        5.   surety bonds;

                                        6.   guaranteed investment contracts,
                                             swap or other
                                             interest rate protections;

                                        7.   repurchase obligations;

                                        8.   cash deposits; or

                                        9.   other agreements, guarantees or
                                             arrangements providing for other
                                             third party payments or other
                                             support.

                                        In addition, the trusts may include
                                        features designed to ensure the timely
                                        payment of amounts owed to
                                        securityholders. These features may
                                        include any one or more of the
                                        following:

                                        1.   yield supplement agreements;

                                        2.   liquidity facilities;

                                        3.   cash deposits; or

                                        4.   other agreements or arrangements
                                             providing for other third party
                                             payments or other support.

                                        The specific terms of any credit and
                                        cash flow enhancement applicable to a
                                        trust or to the securities issued by a
                                        trust will be described in detail in the applicable prospectus supplement.

Servicing Fee.........................  BMW Financial Services NA, LLC will act as servicer for the receivables. In that capacity, the servicer will handle all collections, administer defaults and delinquencies and otherwise service the receivables. The trust will pay the servicer a monthly fee equal to a percentage of the total principal balance of the receivables at the beginning of the preceding month specified in the applicable prospectus supplement. The servicer may also receive additional servicing compensation in the form of investment earnings, late fees, prepayment fees and other administrative fees and expenses or similar charges received by the servicer during that month.

Advances..............................  The servicer may be obligated to advance to the trust interest on receivables
                                        that is due but unpaid by the obligor.
                                        In addition, the servicer may be
                                        obligated to advance to the trust
                                        principal of any receivables that are
                                        classified as precomputed receivables
                                        rather than as simple interest
                                        receivables. The servicer will not be
                                        required to make any advance if it
                                        determines that it will not be able to
                                        recover an advance from an obligor. The
                                        trust will reimburse the servicer from
                                        later collections on the receivables for which it has made advances, or from collections generally if the servicer determines that an advance will not be recoverable with respect to that receivable.

                                        We refer you to "Description of the
                                        Transfer and

                                        Servicing Agreements--Advances" in this
                                        prospectus for more detailed information on advances and reimbursement of advances.

Optional Purchase.....................  The servicer may purchase all the receivables in the trust when the
                                        outstanding aggregate principal balance
                                        of the receivables declines to 10% or
                                        less of the original total principal
                                        balance of the receivables as of the
                                        cutoff date (or other level as may be
                                        disclosed in the applicable prospectus
                                        supplement). If the servicer exercises
                                        this option, the notes will be redeemed.

                                        We refer you to "Description of The
                                        Transfer and Servicing Agreements--
                                        Termination" in this prospectus for more detailed information on the servicer's optional purchase of securities

Tax Status............................  Grantor Trusts--If a trust is referred to as a "grantor trust" in the
                                        applicable prospectus supplement,
                                        special tax counsel to the trust will be required to deliver an opinion that:

                                        1.   the trust will be treated as a
                                             grantor trust for federal income
                                             tax purposes; and

                                        2.   the trust will not be subject to
                                             federal income tax.

                                        Owner Trusts--If a trust is referred to
                                        as an "owner trust" in the applicable
                                        prospectus supplement, special tax
                                        counsel to the trust will be required to deliver an opinion for federal income tax purposes:

                                        1.   as to the characterization as debt
                                             of the notes issued by the trust;
                                             and

                                        2.   that the trust will not be
                                             characterized as an association (or
                                             a publicly traded partnership)
                                             taxable as a corporation.

                                        If a trust is referred to as an "owner
                                        trust" in the applicable prospectus
                                        supplement:


                                        1.   by purchasing a note, you will be
                                             agreeing to treat the note as
                                             indebtedness for tax purposes; and

                                        2.   by purchasing a certificate, you
                                             will be agreeing to treat the
                                             trust:


                                             o    as a partnership in which you
                                                  are a partner; or

                                             o    if you are the sole beneficial
                                                  owner of the certificates, as
                                                  a "disregarded entity," for
                                                  federal income tax purposes.

                                        Applicable taxing authorities could
                                        impose alternative tax characterizations of the trust, the notes and the certificates.

                                        However, these characterizations
                                        generally will not result in material
                                        adverse tax consequences to
                                        securityholders.

                                        We refer you to "Material Income Tax
                                        Consequences" in this prospectus and the applicable prospectus supplement for more detailed information on the application of federal income tax laws.

ERISA Considerations..................  Notes--Notes will generally be eligible for purchase by employee benefit plans.

                                        Unsubordinated Grantor Trust
                                        Certificates--Certificates of a class
                                        issued by a grantor trust that are not
                                        subordinated to any other class will
                                        generally be eligible for purchase by
                                        employee benefit plans.

                                        Other Certificates--Subordinated classes of certificates issued by a grantor trust and certificates issued by owner trusts will not be eligible for purchase by an employee benefit plan or individual retirement account unless the related prospectus supplement states otherwise.

                                        We refer you to "ERISA Considerations"
                                        in this prospectus and the applicable
                                        prospectus supplement for more detailed
                                        information regarding the ERISA
                                        eligibility of any class of securities.

                                  Risk Factors


You should consider the following risk factors and the risks described in the section captioned "Risk Factors" in the applicable prospectus supplement in deciding whether to purchase securities of any class.


You must rely for repayment only             The securities represent interests
upon payments from the trust's               solely in the trust or indebtedness
assets which may not be sufficient           of the trust and will not be
to make full payments on your                insured or guaranteed by BMW
securities.                                  Financial Services NA, LLC (the
                                             servicer), BMW FS Securities LLC
                                             (the depositor), or any of their
                                             respective affiliates, or the
                                             related trustee or any other person
                                             or entity other than the trust. The
                                             only source of payment on your
                                             securities are payments received on
                                             the receivables and, if and to the
                                             extent available, any credit or
                                             cash flow enhancement for the
                                             trust, including amounts on deposit
                                             in the reserve fund, if any,
                                             established for that trust. If the
                                             available credit enhancement is
                                             exhausted, your securities will be
                                             paid solely from current
                                             distributions on the receivables.
                                             In limited circumstances, the trust
                                             will also have access to the funds
                                             in the yield supplement account or
                                             have the benefit of
                                             over-collateralization to provide
                                             limited protection against
                                             low-interest receivables.


                                             We refer you to "Description of the
                                             Transfer and Servicing
                                             Agreements--Yield Supplement
                                             Account; Yield Supplement
                                             Agreement" in this prospectus.

You may experience reduced returns           You may receive payment of
on your investment resulting from            principal on your securities
prepayments, repurchases or early            earlier than you expected for the
termination of the trust.                    reasons set forth below. As a
                                             result, you may not be able to
                                             reinvest the principal paid to you
                                             earlier than you expected at a rate
                                             of return that is equal to or
                                             greater than the rate of return on
                                             your securities. Prepayments on the
                                             receivables by the related obligors
                                             and purchases of the receivables by
                                             the seller and the servicer will
                                             shorten the life of the securities
                                             to an extent that cannot be fully
                                             predicted.

                                             In addition, a trust may contain a
                                             feature known as a prefunding
                                             account from which specified funds
                                             will be used to purchase additional
                                             receivables after the date the
                                             securities are issued. To the
                                             extent all of those funds are not
                                             used by the end of the specified
                                             period to purchase new receivables,
                                             those funds will be used to make
                                             payments on the securities. In that
                                             event, you would receive payments
                                             on your securities earlier than
                                             expected. Also, the seller will be
                                             required to repurchase receivables
                                             from the trust if there is a breach
                                             of a representation or warranty
                                             relating to those receivables that
                                             materially adversely affects those
                                             receivables. If so disclosed in the
                                             related prospectus supplement BMW
                                             Financial Services NA, LLC, as
                                             servicer, will also be required to
                                             purchase receivables from the trust
                                             if it breaches its servicing
                                             obligations with respect to those
                                             receivables. The servicer shall be
                                             permitted to purchase all remaining
                                             receivables from the trust when the
                                             outstanding aggregate principal
                                             balance of the receivables is 10%
                                             or less of the initial aggregate
                                             principal balance of the
                                             receivables as of the related
                                             cutoff date.

                                             Further, the receivables included
                                             in the trust may be prepaid, in
                                             full or in part, voluntarily or as
                                             a result of defaults, theft of or
                                             damage to the related vehicles or
                                             for other reasons. The rate of
                                             prepayments on the receivables may
                                             be influenced by a variety of
                                             economic, social and other factors
                                             in addition to those described
                                             above. The servicer has limited
                                             historical experience with respect
                                             to prepayments on receivables. In
                                             addition, the servicer is not aware
                                             of publicly available industry
                                             statistics that detail the
                                             prepayment experience for contracts
                                             similar to the receivables. For
                                             these reasons, the servicer cannot
                                             predict the actual prepayment rates
                                             for the receivables. You will bear
                                             all reinvestment risk resulting
                                             from prepayments on the receivables
                                             and the corresponding acceleration
                                             of payments on the securities.

                                             The final payment of each class of
                                             securities is expected to occur
                                             prior to its scheduled final
                                             payment date because of the
                                             prepayment and purchase
                                             considerations described above. If
                                             sufficient funds are not available
                                             to pay any class of notes in full
                                             on its final scheduled payment
                                             date, an event of default will
                                             occur and final payment of that
                                             class of notes may occur later than
                                             that date.

Interests of other persons in the            Another person could acquire an
receivables and financed vehicles            interest in a receivable that is
could be superior to the trust's             superior to the trust's interest in
interest, which may result in                that receivable because the
reduced payments on your                     receivables will not be segregated
securities.                                  or marked as belonging to the
                                             trust. The seller will cause
                                             financing statements to be filed
                                             with the appropriate governmental
                                             authorities to perfect the trust's
                                             interest in the receivables.
                                             However, the servicer will continue
                                             to hold the receivables. If another
                                             party purchases, or takes a
                                             security interest in, one or more
                                             receivables for new value in the
                                             ordinary course of business and
                                             obtains possession of those
                                             receivables without actual
                                             knowledge of the trust's interest
                                             because of the failure to segregate
                                             or mark those receivables, the new
                                             purchaser, or secured party, will
                                             acquire an interest in those
                                             receivables superior to the
                                             interest of the trust.

                                             Another person could acquire an
                                             interest in a vehicle financed by a
                                             receivable that is superior to the
                                             trust's interest in the vehicle
                                             because of the failure to identify
                                             the trust as the secured party on
                                             the related certificate of title.
                                             While BMW Financial Services NA,
                                             LLC, will assign its security
                                             interest in the financed vehicles
                                             to the depositor, and the depositor
                                             will assign to the trust its
                                             security interests in the financed
                                             vehicles, the servicer will
                                             continue to hold the certificates
                                             in the capacity of an
                                             administrative lienholder of title
                                             or ownership for the vehicles.
                                             However, for administrative
                                             reasons, the servicer will not
                                             endorse or otherwise amend the
                                             certificates of title or ownership
                                             to identify the trust as the new
                                             secured party. Because the trust
                                             will not be identified as the
                                             secured party on any certificates
                                             of title or ownership, the security
                                             interest of the trust in the
                                             vehicles may be defeated through
                                             fraud, forgery, negligence or error
                                             and as a result the trust may not
                                             have a perfected security interest
                                             in the financed
                                             vehicles in every state.

                                             The possibility that the trust may
                                             not have a perfected security
                                             interest in the financed vehicles
                                             may affect the trust's ability to
                                             repossess and sell the financed
                                             vehicles or may limit the amount
                                             realized to less than the amount
                                             due by the related obligors.
                                             Therefore, you may be subject to
                                             delays in payment and may incur
                                             losses on your investment in the
                                             securities as a result of defaults
                                             or delinquencies by obligors and
                                             because of depreciation in the
                                             value of the related financed
                                             vehicles. We refer you to "Certain
                                             Legal Aspects of the
                                             Receivables--Security Interests" in
                                             this prospectus.


Receivables that fail to comply              Many federal and state consumer
with consumer protection laws may            protection laws regulate consumer
be unenforceable, which may result           contracts including the
in losses on your investment.                receivables. If any of the
                                             receivables do not comply with one
                                             or more of these laws, the servicer
                                             may be prevented from or delayed in
                                             collecting amounts due on the
                                             receivables. If that happens,
                                             payments on the securities could be
                                             delayed or reduced. Each of BMW FS
                                             Securities LLC and BMW Financial
                                             Services NA, LLC will make
                                             representations and warranties
                                             relating to the receivables'
                                             compliance with law and the trust's
                                             ability to enforce the contracts.
                                             If BMW FS Securities LLC or BMW
                                             Financial Services NA, LLC breaches
                                             any of these representations or
                                             warranties, the trust's sole remedy
                                             will be to require BMW FS
                                             Securities LLC to repurchase the
                                             affected receivables. We refer you
                                             to "Certain Legal Aspects of the
                                             Receivables-- Consumer Protection
                                             Laws" in this prospectus.


The bankruptcy of BMW Financial              If either BMW Financial Services
Services NA, LLC (servicer) or BMW           NA, LLC, the servicer, or BMW FS
FS Securities LLC (depositor) could          Securities LLC, the depositor,
result in losses or delays in                become subject to bankruptcy
payments on your securities.                 proceedings, you could experience
                                             losses or delays in the payments on
                                             your securities. BMW Financial
                                             Services NA, LLC will sell the
                                             receivables to BMW FS Securities
                                             LLC, and BMW FS Securities LLC will
                                             in turn transfer the receivables to
                                             the trust. However, if BMW
                                             Financial Services NA, LLC or BMW
                                             FS Securities LLC becomes subject
                                             to a bankruptcy proceeding, the
                                             court in the bankruptcy proceeding
                                             could conclude that BMW Financial
                                             Services NA, LLC or BMW FS
                                             Securities LLC still owns the
                                             receivables by concluding that the
                                             sale to the seller or the trust was
                                             not a "true sale" or, in the case
                                             of a bankruptcy of BMW Financial
                                             Services NA, LLC, that the
                                             depositor should be consolidated
                                             with BMW Financial Services NA, LLC
                                             for bankruptcy purposes. If a court
                                             were to reach this conclusion, you
                                             could experience losses or delays
                                             in payments on your securities as a
                                             result of, among other things:

                                             (1)  the "automatic stay," which
                                                  prevents secured creditors
                                                  from exercising remedies
                                                  against a debtor in bankruptcy
                                                  without permission from the
                                                  court and provisions of the
                                                  U.S. Bankruptcy Code that
                                                  permit substitution for
                                                  collateral in limited
                                                  circumstances;

                                              (2) tax or government liens on BMW
                                                  Financial Services NA, LLC's
                                                  or BMW FS Securities LLC's
                                                  property (that arose prior to
                                                  the transfer of a receivable
                                                  to the trust) having a prior
                                                  claim on collections before
                                                  the collections are used to
                                                  make payments on your
                                                  securities; and


                                              (3) the trust not having a
                                                  perfected security interest in
                                                  either one or more of the
                                                  financed vehicles securing the
                                                  receivables or any cash
                                                  collections held by BMW
                                                  Financial Services NA, LLC at
                                                  the time BMW Financial
                                                  Services NA, LLC becomes the
                                                  subject of a bankruptcy
                                                  proceeding.


                                             The depositor will take steps in
                                             structuring each transaction
                                             described in this prospectus and
                                             the applicable prospectus
                                             supplement to minimize the risk
                                             that a court would consolidate the
                                             depositor with BMW Financial
                                             Services NA, LLC for bankruptcy
                                             purposes or conclude that the sale
                                             of receivables to the seller was
                                             not a "true sale." We refer you to
                                             "Certain Legal Aspects of the
                                             Receivables--Certain Bankruptcy
                                             Considerations" in this prospectus.

Proceeds of the sale of receivables          If so directed by the holders of
may not be sufficient to pay your            the requisite percentage of
securities in full.                          outstanding notes of a series,
                                             following an acceleration of the
                                             notes upon an event of default, the
                                             indenture trustee will sell the
                                             receivables owned by the trust only
                                             in limited circumstances. However,
                                             there is no assurance that the
                                             market value of those receivables
                                             will at any time be equal to or
                                             greater than the aggregate
                                             principal amount of the notes or
                                             the sum of the aggregate principal
                                             amount of the notes and the
                                             aggregate principal balance of the
                                             certificates. Therefore, upon an
                                             event of default, there can be no
                                             assurance that sufficient funds
                                             will be available to repay you in
                                             full. This deficiency will be
                                             exacerbated in the case of any
                                             securities where the aggregate
                                             principal balance of the securities
                                             exceeds the aggregate principal
                                             balance of the receivables.

Failure to pay principal on your             The amount of principal required to
notes will not constitute an event           be paid to the noteholders will
of default until maturity.                   generally be limited to amounts
                                             available in the collection account
                                             (and the reserve fund or other
                                             forms of credit or cash flow
                                             enhancement, if any). Therefore,
                                             the failure to pay principal of
                                             your notes generally will not
                                             result in the occurrence of an
                                             event of default until the final
                                             scheduled payment date for your
                                             notes. We refer you to "The
                                             Notes--The Indenture--Events of
                                             Default; Rights Upon Event of
                                             Default" in this prospectus.

Funds held by the servicer that are          The servicer generally may retain
intended to be used to make                  all payments and proceeds collected
payments on the securities may be            on the receivables during each
exposed to a risk of loss.                   collection period. The servicer is
                                             generally not required to segregate
                                             those funds from its own accounts
                                             until the funds are deposited in
                                             the collection account on each
                                             payment date. Until any collections
                                             or proceeds are deposited into the
                                             collection account, the servicer
                                             will be able to invest those
                                             amounts for its own benefit at its
                                             own risk. The trust and
                                             securityholders are not entitled to
                                             any amount earned on the funds
                                             held by the servicer. If the
                                             servicer does not deposit the funds
                                             in the collection account as
                                             required on any payment date, the
                                             trust may be unable to make the
                                             payments owed on your securities.

If the trust enters into a currency          If the trust enters into a currency
or an interest rate swap, payments           swap, interest rate swap or a
on the securities will be dependent          combined currency and interest rate
on payments made under the swap              swap, its ability to protect itself
agreement.                                   from shortfalls in cash flow caused
                                             by currency or interest rate
                                             changes will depend to a large
                                             extent on the terms of the swap
                                             agreement and whether the swap
                                             counterparty performs its
                                             obligations under the swap. If the
                                             trust does not receive the payments
                                             it expects from the swap, the trust
                                             may not have adequate funds to make
                                             all payments to securityholders
                                             when due, if ever.

Termination of a swap agreement and          A swap agreement may be terminated
the inability to locate replacement          if particular events occur. Most of
swap counterparty may cause                  these events are generally beyond
termination of the trust.                    the control of the trust or the
                                             swap counterparty. If an event of
                                             default under swap agreement occurs
                                             and the trustee is not able to
                                             assign the swap agreement to
                                             another party, obtain a swap
                                             agreement on substantially the same
                                             terms or is unable to establish any
                                             other arrangement satisfactory to
                                             the rating agencies, the trustee
                                             may terminate the swap agreement.
                                             In addition, the trust may
                                             terminate and the trustee would
                                             then sell the assets of the trust.
                                             It is impossible to predict how
                                             long it would take to sell the
                                             assets of the trust. Some of the
                                             possible adverse consequences of a
                                             sale of the assets of the trust
                                             are:

                                             1.   the proceeds from the sale of
                                                  assets under those
                                                  circumstances may not be
                                                  sufficient to pay all amounts
                                                  owed to you;

                                             2.   amounts available to pay you
                                                  will be further reduced if the
                                                  trust is required to make a
                                                  termination payment to the
                                                  swap counterparty;

                                             3.   termination of the swap
                                                  agreement may expose the trust
                                                  to currency or interest rate
                                                  risk, further reducing amounts
                                                  available to pay you;

                                             4.   the sale may result in
                                                  payments to you significantly
                                                  earlier than expected; and

                                             5.   a significant delay in
                                                  arranging a sale of the
                                                  trust's assets could result in
                                                  a delay in principal payments.
                                                  This would, in turn, increase
                                                  the weighted average life of
                                                  the securities and could
                                                  reduce the return on your
                                                  securities.

                                             Additional information about
                                             termination of the trust and sale
                                             of the trust's assets, including a
                                             description of how the proceeds of
                                             a sale would be distributed will be
                                             included in the applicable
                                             prospectus supplement. Any swap
                                             agreement involves risk. A trust
                                             will be exposed to this risk should
                                             it use this mechanism. For this
                                             reason,
                                             only investors capable of
                                             understanding these risks should
                                             invest in the securities. You are
                                             strongly urged to consult with your
                                             financial advisors before deciding
                                             to invest in the securities if a
                                             swap is involved.

The rating of a third party credit           If a trust enters into any third
enhancement provider may affect the          party credit enhancement
ratings of the securities.                   arrangement, the rating agencies
                                             that rate the trust's securities
                                             will consider the provisions of
                                             arrangement and the rating of any
                                             third party credit enhancement
                                             provided. If a rating agency
                                             downgrades the debt rating of any
                                             third party credit provided, it is
                                             also likely to downgrade the rating
                                             of the securities. Any downgrade in
                                             the rating of the securities could
                                             have severe adverse consequences on
                                             their liquidity or market value.

The calculations for the payments            The calculation of interest or
of principal or interest may be              principal on a series of securities
based on an index which may result           may be based on a currency,
in payments to you of less                   commodity, interest rate or other
principal or interest than a non-            index. In this situation, the
indexed security.                            amount of principal or interest
                                             payable on the securities may be
                                             less than that payable on a
                                             conventional debt security issued
                                             at the same time, including the
                                             possibility that no interest or
                                             principal will be paid. In
                                             addition, if the formula for
                                             calculating the payments on the
                                             securities includes a feature that
                                             multiplies the effect of any change
                                             in the index, changes to the index
                                             could result in even greater
                                             changes in the value of the
                                             securities or the payments to be
                                             made on the securities.

                                             You may not be able to easily trade
                                             these types of securities after you
                                             purchase them. This is referred to
                                             as a "secondary market." It cannot
                                             be predicted whether there will be
                                             a secondary market for these types
                                             of securities or if one develops,
                                             how liquid it would be. The
                                             secondary market for these types of
                                             securities will be affected by a
                                             number of factors that are not
                                             dependent on the performance of the
                                             trust and its assets. These factors
                                             include the complexity and
                                             volatility of any index, the method
                                             of calculating the principal and
                                             interest payments on the
                                             securities, the time remaining to
                                             the maturity of the securities, the
                                             outstanding amount of the
                                             securities and market interest
                                             rates. The value of any index will
                                             depend on a number of interrelated
                                             factors which cannot be controlled
                                             by the trust, including economic,
                                             financial and political events. For
                                             these reasons, you may not be able
                                             to readily sell your securities or
                                             receive the price you expected for
                                             their sale.

                                             In recent years, many indices have
                                             been highly volatile, and the
                                             volatility may continue in the
                                             future. You should review carefully
                                             the historical experience of any
                                             index to which a series of
                                             securities are pegged, but should
                                             not take that historical experience
                                             as a predictor of future
                                             performance of the index during the
                                             term of any security. The credit
                                             ratings assigned to the securities
                                             do not reflect the potential impact
                                             of the factors discussed above, or
                                             what the impact may be on your
                                             securities' market value at any
                                             time. For this reason, only
                                             investors capable of understanding
                                             the risks involved should invest in
                                             indexed securities. In addition,
                                             investors whose investment
                                             activities are restricted by law or
                                             subject to regulation may not be
                                             able to purchase these types of
                                             securities. Investors are
                                             responsible for determining whether
                                             they may purchase indexed
                                             securities. You are strongly urged
                                             to consult with your financial
                                             advisors before deciding to invest
                                             in indexed securities.

You may have difficulty selling your         The securities are not expected to
securities and/or obtaining your             be listed on any securities
desired price due to the absence of a        exchange. Therefore, in order to
secondary market.                            sell your securities, you must
                                             first locate a willing purchaser.
                                             In addition, currently, no
                                             secondary market exists for the
                                             securities. We cannot assure you
                                             that a secondary market will
                                             develop. The underwriters of any
                                             series of securities may make a
                                             secondary market for the securities
                                             by offering to buy the securities
                                             from investors that wish to sell.
                                             However, any underwriters agreeing
                                             to do so will not be obligated to
                                             offer to buy the securities and
                                             they may stop making offers at any
                                             time.


Because the securities are in                Because the securities will be
book-entry form, your rights can only        issued in book-entry form, you will
be exercised indirectly.                     be required to hold your interest
                                             in the securities through The
                                             Depository Trust Company in the
                                             United States, or Clearstream
                                             Banking, societe anonyme, or the
                                             Euroclear System in Europe.
                                             Transfers of interests in the
                                             securities within DTC, Clearstream,
                                             Luxembourg or Euroclear must be
                                             made in accordance with the usual
                                             rules and operating procedures of
                                             those systems. So long as the
                                             securities are in book-entry form,
                                             you will not be entitled to receive
                                             a physical note or certificate
                                             representing your interest. The
                                             securities will remain in
                                             book-entry form except in the
                                             limited circumstances described
                                             under the caption "Certain
                                             Information Regarding the
                                             Securities--Book-Entry
                                             Registration." Unless and until the
                                             securities cease to be held in
                                             book-entry form, the trustee will
                                             not recognize you as a
                                             "Securityholder," as that term is
                                             used in the trust agreement. As a
                                             result, you will only be able to
                                             exercise the rights of
                                             securityholders indirectly through
                                             The Depository Trust Company (if in
                                             the United States) and its
                                             participating organizations, or
                                             Clearstream, Luxembourg and
                                             Euroclear (in Europe) and their
                                             participating organizations.
                                             Holding the securities in
                                             book-entry form could also limit
                                             your ability to pledge your
                                             securities to persons or entities
                                             that do not participate in The
                                             Depository Trust Company,
                                             Clearstream, Luxembourg or
                                             Euroclear and to take other actions
                                             that require a physical note or
                                             certificate representing the
                                             securities. Interest and principal
                                             on the securities will be paid by
                                             the trust to The Depository Trust
                                             Company as the record holder of the
                                             securities while they are held in
                                             book-entry form. The Depository
                                             Trust Company will credit payments
                                             received from the trust to the
                                             accounts of its participants which,
                                             in turn, will credit those amounts
                                             to securityholders either directly
                                             or indirectly through indirect
                                             participants. This process may
                                             delay your receipt of principal and
                                             interest payments from the trust.

Possible Prepayment Due to                   If so disclosed in the applicable
Inability to Acquire Subsequent              prospectus supplement, a trust may
Receivables                                  agree to buy additional receivables
                                             from the depositor after the
                                             closing date. The number of
                                             receivables that the depositor has
                                             to sell depends on its ability to
                                             acquire additional receivables
                                             which, in turn, is affected by,
                                             among other things, the number of
                                             financed vehicles sold. The number
                                             of financed vehicles sold is
                                             affected by a variety of factors,
                                             including interest rates,
                                             unemployment levels, the rate of
                                             inflation and consumer perception
                                             of economic conditions generally.
                                             If the full amount deposited on the
                                             closing date for the purpose of
                                             purchasing additional receivables
                                             from the depositor cannot be used
                                             for that purpose during the
                                             specified period, all remaining
                                             monies will be applied as a
                                             mandatory prepayment of a
                                             designated class or classes of
                                             securities. We refer you to
                                             "Description of the Transfer and
                                             Servicing Agreements-Distribution-
                                             Payments to Noteholders and
                                             Description of Transfer and
                                             Servicing Agreements-Credit and
                                             Cash Flow Enhancement-Pre-funding
                                             feature."

                             Formation of the Trusts


     BMW FS Securities LLC (the "Depositor") will establish each trust (each, a "Trust") pursuant to a Trust Agreement (as amended and supplemented from time to time, the "Trust Agreement") or a Pooling and Servicing Agreement (as amended from time to time, the "Pooling and Servicing Agreement"), as applicable.

     The terms of each series of notes or certificates issued by each Trust and additional information concerning the assets of each Trust and any applicable credit or cash flow enhancement will be set forth in a supplement to this prospectus (a "prospectus supplement"). The notes and certificates are collectively referred to in this prospectus as the "Securities."


                             Property of the Trusts



     The property of each Trust will consist of a pool (each, a "Receivables Pool") of retail installment sale contracts originated on or after the date indicated in the applicable prospectus supplement between dealers in BMW products ("BMW Centers") or other dealers and retail purchasers (the "Obligors"). These contracts are referred to as the "Receivables" and evidence the indirect financing made available by BMW Financial Services NA, LLC ("BMW FS") and BMW Bank of North America ("BMW Bank") to the Obligors. The Receivables will be secured by new or used motor vehicles (which term for purposes of this prospectus includes motorcycles) (the "Financed Vehicles") and all principal and interest payments made on or after the applicable cutoff date (each, a "Cutoff Date") and other property, all as specified in the applicable prospectus supplement. "New" vehicles may include "demonstration" vehicles, which are not titled in some states and may be classified as new vehicles in those states.

     Unless otherwise disclosed in the applicable prospectus supplement, the Receivables will be originated by BMW Centers in accordance with BMW FS' requirements under agreements with BMW Centers governing the assignment of the Receivables to BMW FS or BMW Bank, as applicable (the "Dealer Agreements"). BMW FS or BMW Bank, as applicable will purchase the Receivables of each Receivables Pool in the ordinary course of business pursuant to the Dealer Agreements. In some cases, BMW FS will acquire the Receivables from other persons, including BMW Bank of North America.

     On or before the date of the initial issuance of any series of Securities (each, a "Closing Date"), BMW FS or BMW Bank will sell the Receivables comprising the related Receivables Pool to the Depositor, and the Depositor will sell those Receivables to the Trust pursuant to, if the Trust is to be treated other than as a grantor trust for federal income tax purposes, the related Sale and Servicing Agreement among the Depositor, the Servicer and the Trust (as amended and supplemented from time to time, the "Sale and Servicing Agreement") or, if the Trust is to be treated as a grantor trust for federal income tax purposes, the related Pooling and Servicing Agreement. BMW FS will to service the Receivables.


     In addition to the Receivables, the property of each Trust will also include the following:

1. amounts that may be held in separate trust accounts established and maintained by the Servicer with the Trustee pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement;

2.   security interests in the Financed Vehicles and any related property;

3. the rights to proceeds from claims on physical damage, credit life and disability insurance policies covering the Financed Vehicles or the Obligors;

4. BMW FS' (or BMW Bank) right to receive payments from Dealers obligated to repurchase Receivables from BMW FS which do not meet specified representations made by the BMW Centers ("Dealer Recourse");


5. the Depositor's right under, as applicable, the Sale and Servicing Agreement, the Pooling and Servicing Agreement, the Purchase Agreement and the Yield Supplement Agreement, if any;


6. the Depositor's right to realize upon any property, including the right to receive future net liquidation proceeds, that secured a Receivable; and


7.   all proceeds of the foregoing.

     Various forms of credit and cash flow enhancement may be used to benefit holders of the related Securities, including a Reserve Fund. In limited circumstances, a Trust will also have access to the funds in a Yield Supplement Account or have the benefit of over-collateralization to provide limited protection against low-interest receivables.


                                 The Receivables



     BMW FS or BMW Bank will purchase the Receivables in the ordinary course of business in accordance with BMW FS' underwriting standards. The Receivables to be held by each Trust will be selected from those motor vehicle retail installment sale contracts in BMW FS' or BMW Bank's portfolio that meet several criteria. Apart from the criteria specified herein and in the applicable prospectus supplement, the Depositor will not use selection procedures adverse to Securityholders when selecting the Receivables from qualifying retail installment sale contracts. These criteria provide that each Receivable:


     1. was originated in the United States and the Obligor is not a federal, state or local governmental entity;

     2. is attributable to the purchase of a new or used BMW motor vehicle and is secured by that vehicle, light truck or motorcycle; and

     3. satisfies the other criteria, if any, set forth in the applicable prospectus supplement.


     Each Receivable will provide for the allocation of payments (each, a "Scheduled Payment") according to:

     o    the simple interest method ("Simple Interest Receivables");

     o    the "actuarial" method ("Actuarial Receivables"); or


     o the "sum of periodic balances" or "sum of monthly payments" ("Rule of 78s Receivables" and, together with the Actuarial Receivables, the "Precomputed Receivables").

     Simple Interest Receivables. Payments on Simple Interest Receivables will be applied first to interest accrued through the date immediately preceding the date of payment and then to unpaid principal. Accordingly, if an Obligor pays an installment before its due date, the portion of the payment allocable to interest for the payment period will be less than if the payment had been made on the due date, the portion of the payment applied to reduce the principal balance will be correspondingly greater, and the principal balance will be amortized more rapidly than scheduled. Conversely, if an Obligor pays an installment after its due date, the portion of the payment allocable to interest for the payment period will be greater than if the payment had been made on the due date, the portion of the payment applied to reduce the principal balance will be correspondingly less, and the principal balance will be amortized more slowly than scheduled, in which case a larger portion of the principal balance may be due on the final scheduled payment date. No adjustment to the scheduled monthly payments is made in the event of early or late payments, although in the case of late payments the Obligor may be subject to a late charge.

     Actuarial Receivables. An Actuarial Receivable provides for amortization of the contract over a series of fixed level monthly installments. Each scheduled payment is deemed to consist of an amount of interest equal to 1/12 of the stated APR of the Receivable multiplied by the scheduled principal balance of the Receivable and an amount of principal equal to the remainder of the Scheduled Payment. No adjustment to the scheduled monthly payments is made in the event of early or late payments, although in the case of late payments the Obligor may be subject to a late charge.

     Rule of 78s Receivables. A Rule of 78s Receivable provides for the payment by the Obligor of a specified total amount of payments, payable in monthly installments on the related due date, which total represents the principal amount financed and finance charges in an amount calculated on the basis of the related APR for the term of that Receivable. The rate at which the amount of finance charges is earned and, correspondingly, the amount of each Scheduled Payment allocated to reduction of the outstanding principal balance of a Rule of 78s Receivable are calculated in accordance with the Rule of 78s. Under the Rule of 78s, the portion of each payment allocable to interest is higher during the early months of the term of a Rule of 78s Receivable and lower during later months than that under a constant yield method for allocating payments between interest and principal. Notwithstanding the foregoing, all payments received by the Servicer on or in respect of the Rule of 78s Receivables will be allocated pursuant to the related Transfer and Servicing Agreement, as the case may be, on an actuarial basis. No adjustment is made in the event of early or late payments, although in the case of late payments the Obligor may be subject to a late charge.


     In the event of a prepayment in full, either voluntarily or by acceleration, of a Precomputed Receivable, a "rebate" will be made to the Obligor of that portion of the total amount of payments under the Receivable allocable to "unearned" interest charges. In the event of the prepayment in full, either voluntarily or by acceleration, of a Simple Interest Receivable, a "rebate" will not be made to the Obligor, but the Obligor will be required to pay interest only to the date immediately preceding the date of prepayment. The amount of a rebate under a Precomputed Receivable will always be less than or equal to the remaining scheduled payments of interest that would have been due under a Simple Interest Receivable for which all remaining payments were made on schedule. Payments to Securityholders will not be affected by rebates under the Rule of 78s Receivables because pursuant to the related Transfer and Servicing Agreement the payments will be determined using the actuarial method.

     Unless otherwise provided in the related prospectus supplement, each Trust will account for the Rule of 78s Receivables as if those Receivables were Actuarial Receivables. Amounts received upon prepayment in full of a Rule of 78s Receivable in excess of the then outstanding principal balance of the Receivable and accrued interest on the Receivable (calculated pursuant to the actuarial method) will not be paid to the Noteholders or passed through to the Certificateholders of the applicable series but will be deemed to be an excess amount and released to the Seller or otherwise applied as set forth in the related prospectus supplement.


     The Receivables generally will provide for level monthly payments that fully amortize the amount financed over the Receivable's original term to maturity. Additional information with respect to each Receivables Pool will be set forth in the related prospectus supplement, including, to the extent appropriate, the composition, the distribution by APR and by the states of origination, the portion of the Receivables Pool consisting of Actuarial Receivables and the portion of the Receivables Pool secured by new and used vehicles.


                                 Use of Proceeds


     Each Trust will use the net proceeds from the sale of the Securities of a given series to purchase Receivables from the Depositor and to fund any related Reserve Fund or other accounts of the Trust. The Depositor will purchase Receivables from BMW FS from the net proceeds it receives from any Trust.


                                   The Trustee

     The trustee for each Trust (the "Trustee") or the trustee under any Indenture pursuant to which notes are issued (the "Indenture Trustee") will be specified in the applicable prospectus supplement. The Trustee's or the Indenture Trustee's liability in connection with the issuance and sale of the related Securities is limited solely to the express obligations of that Trustee or Indenture Trustee set forth in the related Trust Agreement, Pooling and Servicing Agreement, Sale and Servicing Agreement or Indenture, as applicable. A Trustee or Indenture Trustee may resign at any time, in which event the Servicer, or its successor, will be obligated to appoint a successor Trustee or Indenture Trustee, as applicable. The Administrator of a Trust that is not a grantor trust may also remove a Trustee or Indenture Trustee that becomes insolvent or otherwise ceases to be eligible to continue in that capacity under the related Trust Agreement, Sale and Servicing Agreement or Indenture, as applicable. The Servicer for a Trust that is a grantor trust may remove a Trustee that becomes insolvent or otherwise ceases to be eligible to continue in that capacity under the related Pooling and Servicing Agreement. In those circumstances, the Servicer or, in the case of a series that includes notes, the Administrator, as the case may be, will be obligated to appoint a successor Trustee. Any resignation or removal of a Trustee or Indenture Trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor.

                                  The Depositor


     BMW FS Securities LLC (the "Depositor"), a wholly owned subsidiary of BMW FS, was formed on February 27, 2001 in the State of Delaware. The principal office of the Depositor is located at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677 and its telephone number is (201) 307-4000.

     The Depositor was organized primarily for the purpose of acquiring retail installment sale contracts similar to the Receivables and associated rights from BMW FS and BMW Bank, causing the issuance of securities similar to the Securities and engaging in related transactions. The Depositor's limited liability company agreement limit the activities of the Depositor to the foregoing purposes and to any activities related to, incidental to, and necessary, convenient or advisable for those purposes.



                                  The Servicer


     BMW Financial Services NA, Inc., the predecessor of BMW Financial Services NA, LLC ("BMW FS"), was incorporated on April 23, 1984 in the State of Delaware and, on May 1, 2000, was converted into a limited liability company organized under the laws of the State of Delaware. BMW FS is a wholly owned subsidiary of BMW of North America, LLC. ("BMW NA"). BMW FS provides retail and wholesale financing, retail leasing and other financial services to authorized BMW Centers and their customers throughout the United States. BMW NA is based in Woodcliff Lake, New Jersey and is engaged in the wholesale distribution of BMW motor vehicles and motorcycles throughout the United States. BMW NA is an indirectly wholly-owned subsidiary of Bayerishe Motoren Werke Aktiengesellschaft ("BMW AG"), a German corporation that is an international manufacturer and distributor of luxury automobiles, sports utility vehicles, light trucks and motorcycles.

     The national executive headquarters of BMW FS are located at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677. Its telephone number is: (201) 307-4000. Its Customer Service Center is located at 5515 Parkcenter Circle, Dublin, Ohio 43017.


                            BMW FS' Financing Program

General



     Each of BMW FS and BMW Bank currently purchases motor vehicle retail installment sale contracts (the "Motor Vehicle Contracts", or "Contracts") directly from authorized BMW Centers and other dealers throughout the United States. The Contracts are originated by BMW Centers and other dealers who regularly sell those Contracts to BMW FS, and BMW Bank or other finance sources. BMW FS and BMW Bank purchase Contracts in accordance with its established underwriting procedures, subject to the terms of its agreement (each, a "Dealer Agreement") with each BMW Center or other dealer. In some cases BMW FS may purchase contracts from other originators, such as BMW Bank of North America.

     Each Dealer Agreement, among other things, obligates the related BMW Center or other dealer to repurchase any Contract BMW FS or BMW Bank financed for the outstanding principal balance of that Contract, if the BMW Center or other dealer breaches specific representations and warranties as set forth in the Dealer Agreement. The representations and warranties typically relate to the origination of the Contract and the security interest in the related Financed Vehicle and not the creditworthiness of the Obligor under the Contract.

     Each of BMW FS and BMW Bank currently purchases Contracts relating to new and used vehicles manufactured by BMW AG and Land Rover as well as a small percentage of non-BMW used vehicles. BMW FS and BMW Bank apply the same underwriting standards to its purchases of Contracts whether or not the Contract relates to a vehicle manufactured by BMW AG. See "--Underwriting". In the case of BMW vehicles, each of BMW FS and BMW Bank in many cases purchases Contracts with APRs that are lower than those it would otherwise require, pursuant to incentive finance programs intended to increase new and used BMW vehicle sales.

     Set forth below is a description of current underwriting and collection policies and practices of BMW FS, which also originates Contracts for BMW Bank. These policies and practices are subject to change from time to time.


Underwriting

     Contracts are originated or purchased by BMW FS in accordance with underwriting procedures that are intended to assess the applicant's ability to pay the amounts due on the contract and the adequacy of the financed vehicle as collateral. BMW FS utilizes predetermined credit score cutoffs and approval authority levels as credit controls.

     BMW FS requires applicants to complete an application form providing various items of financial information, credit and employment history and other personal information. Applications are accepted for new and used vehicles from approved retailers via U.S. mail, facsimile, personal delivery or InfoBahn - a BMW intranet system linking BMW Centers, BMW NA and BMW FS. The application is reviewed for completeness. Independent verification of information in the application generally is not required. However, BMW FS will seek verification of some information, including employment, income and/or residence, under some circumstances, such as discovery of a discrepancy between information in the application and information in a credit bureau report. For the year ended June 30, 2000, 89.68% of applications were approved, 88.24% of which were funded by BMW FS.


     A credit buyer reviews each application that is not automatically approved. Credit buyers have credit authority levels of "I" or "II". The credit buyer's review includes an evaluation of a credit bureau report on the applicant from an independent credit bureau and the applicant's credit score based on a credit scoring system or "scorecard" developed for BMW FS. This system, which has been in use since 1997, calculates a score based on data in a credit application that, based on past performance of BMW FS' contract portfolio, appear to be indicative of the degree of likelihood that an applicant will make scheduled payments to BMW FS.



     Upon review of the application, the applicant's credit score and credit bureau report, an assessment is made regarding the relative degree of credit risk. BMW FS' guidelines provide that an applicant's credit score will be highly considered by the credit buyer in determining whether to extend credit. Besides the credit score, BMW FS also considers the applicant's debt to income to debt ratio, the applicant's equity in the financed vehicle and other attributes as part of the decision making process. BMW FS' management sets limits on the approval of applications scoring below the company's minimum scores. In the case of a complete application scoring above a certain level of the scoring system, the application may be subject to an automated credit approval process which does not require review and approval by a credit buyer. Applicants that score below a minimum score established by BMW FS management may not be approved by credit buyers with Level I credit authority. These applicants may be approved by a credit buyer with Level II credit authority (or in some cases only by the credit manager) based on the presence of certain factors, including a guarantee by the BMW Center. A credit buyer with Level I credit authority may not disapprove without management review applicants that score above the specified minimum.



     In case of a commercial applicant, BMW FS reviews information concerning bank accounts, credit references and recent financial results of each business entity. BMW FS requires an individual to guarantee the business' obligations under the Contract, otherwise it will obtain a Dun and Bradstreet report.


     BMW FS generally does not provide financing to applicants with previous bankruptcies. However, BMW FS' guidelines do permit financing for these applicants under some circumstances, for example, if the customer has re-established credit for at least 24 months and has had no 30-day delinquencies in that period.

     The amount of a contract generally will not exceed:

     o with respect to a new vehicle, 100% of the manufacturer's suggested retail price ("MSRP") for the vehicle, or

     o with respect to a used vehicle, 100% of the retail price reported for the vehicle that is stated in the most recent edition of the National Automotive Dealers Association Used Car Guide or the Kelly Blue Book,

plus in each case options, dealer-installed accessories, various taxes and fees incurred in connection with the sale and, in some cases, insurance policies, extended service contracts (up to the greater of five percent of MSRP or $1,500) and other items. The credit manager may approve contracts up to 105% of the above amounts, and the national credit manager may approve contracts up to 110% of the above amounts.

     Upon the maturity of a lease financing, the customer has the option to refinance or purchase the financed vehicle from BMW FS. The same underwriting and credit procedures described above apply to any financing offered to these obligors. A portion of the Receivables may be secured by used vehicles that derive from this lease to loan program.


Dealer Agreements


     Each BMW Center or other dealer that originated Motor Vehicle Contracts sold to BMW FS pursuant to a Dealer Agreement has made representations and warranties with respect to the Motor Vehicle Contracts and the related security interest. These representations and warranties typically do not relate to the creditworthiness of the Obligors or the collectibility of the Motor Vehicle Contracts. Upon breach of any representation or warranty made by a BMW Center, BMW FS would have a right of recourse against that BMW Center to require it to repurchase the loan. Generally, the Dealer Agreements do not provide for recourse against the BMW Center in the event of a default by the Obligor.


Servicing

     BMW FS measures delinquency by the number of days elapsed from the date a payment is due under the Contract (each, a "Due Date"). BMW FS considers a payment to be past due or delinquent when an obligor fails to make at least 80% of a scheduled payment by the related Due Date. BMW FS generally begins collection activities with respect to a delinquent Contract through telephone contact. An automated system supports BMW FS' collection activities to monitor delinquencies and to track the contacts with the obligors.

     BMW FS assigns collectors to specific Obligors and attempts to contact the delinquent obligor by telephone or by letter based on the term of delinquency and the history of the account. Repossession procedures typically begin when a contract becomes 60 to 90 days delinquent. Repossessions are carried out pursuant to applicable state law and specific procedures adopted by BMW FS.


     BMW FS' deferment policy allows a total of four deferments over the life of the Contract.

     BMW FS' current policy is to generally charge off a Contract on the earlier of:

     o the date on which the proceeds of sale of the financed vehicle are applied to the Contract balance; and

     o    the month in which the Contract reaches its 150th day of delinquency.


     Any deficiencies remaining after repossession and sale of the related financed vehicle or after full charge-off of the related Contract are pursued by BMW FS to the extent practicable and legally permitted. Obligors are contacted, and when warranted by individual circumstances, repayment schedules are established and monitored until the deficiencies are either paid in full or become impractical to pursue.

Physical Damage and Liability Insurance


     Each Contract requires the obligor to obtain physical damage insurance covering loss or damage to the financed vehicle. The Dealer Agreements include a requirement that the BMW Centers provide BMW FS with written evidence that physical damage and liability insurance covers the financed vehicle at least in the amount required by the Contract at the time the Contract is purchased by BMW FS. The amounts of insurance required by the Contracts are at least equal to the amounts required by applicable state law, subject to customary deductibles. BMW FS tracks the ongoing status of insurance and attempts to cause the obligors to reinstate the required insurance in the event that it is allowed to lapse; nevertheless, there can be no assurance that each financed vehicle will continue to be covered by physical damage insurance for the entire term during which the related Contract is outstanding. BMW FS does not "force place" insurance.


Certified Pre-Owned Program

     Some of the Receivables may be secured by used BMW vehicles that were sold pursuant to the certified Pre-Owned BMW Vehicle Program ("CPO"). CPO was established by BMW NA in 1996 to create customer and BMW Center demand for off-lease used BMW vehicles and to enhance the value of off-lease BMW vehicles. To qualify for CPO, a vehicle must pass an inspection conducted by the related BMW Center based on standards set by BMW NA. For CPO vehicles, BMW NA provides a limited warranty for two years or 50,000 miles (whichever comes first) that becomes effective upon the expiration of the original four year/50,000 mile (whichever comes first) new car warranty. Each CPO vehicle also is covered by the BMW Roadside Assistance Program which is identical to that offered on new vehicles. CPO is actively marketed by BMW NA through its sales force and is advertised using both broadcast and print media.


            Where can you find more information about your Securities

     The Trust--The Trustee will provide to securityholders ("Securityholders") (which shall be Cede & Co. ("Cede") as the nominee of DTC unless Definitive Securities are issued under the limited circumstances described in this prospectus) unaudited monthly and annual reports concerning the Receivables and other specified matters. We refer you to "Description of the Transfer and Servicing Agreements--Statements to Securityholders" and "--Evidence as to Compliance" in this prospectus. Copies of these reports may be obtained at no charge at the offices specified in the applicable prospectus supplement.


     The Depositor--BMW FS Securities LLC, as depositor of the Receivables, has filed with the SEC a registration statement on Form S-3 under the Securities Act of 1933 (the "Securities Act") of which this prospectus forms a part. The registration statement is available for inspection without charge at the public reference facilities maintained at the principal office of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661, and Seven World Trade Center, Suite 1300, New York, New York 10048. You may obtain information on the operation of the SEC's public reference rooms by calling the SEC at (800) SEC-0330. You may obtain copies of SEC filings at prescribed rates by writing to the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC also maintains a website (http:// www.sec.gov) that contains reports, registration statements, proxy and information statements and other information regarding issuers that file electronically with the SEC.

     Copies of the operative agreements relating to the Securities will also be filed with the SEC.

                   Delinquencies, Repossessions and Net Losses


     Information concerning BMW FS' experience pertaining to delinquencies, repossessions and net losses on its portfolio of new and used retail motor vehicle receivables (including receivables previously sold that BMW FS continues to service) will be set forth in each prospectus supplement. There can be no assurance that the delinquency, repossession and net loss experience on any Receivables Pool will be comparable to prior experience or to the information in any prospectus supplement.


                     Weighted Average Life of the Securities


     The weighted average life of the Securities of any series will generally be influenced by the rate at which the principal balances of the related Receivables are paid, which payment may be in the form of scheduled amortization or prepayments. For this purpose, the term "prepayments" includes prepayments in full, partial prepayments (including those related to rebates of extended warranty contract costs and insurance premiums), liquidations due to default as well as receipts of proceeds from physical damage, credit life and disability insurance policies and repurchases or purchases by the Depositor or BMW FS, as the case may be, of particular Receivables for administrative reason or for breaches of representations and warranties. The term "weighted average life" means the average amount of time during which each dollar of principal of a Receivable is outstanding.

     All of the Receivables will be prepayable at any time without penalty to the Obligor. However, partial prepayments on the Precomputed Receivables made by Obligors will not be paid on the Payment Date following the Collection Period in which they were received but will be retained and applied towards payments due in later Collection Periods. If prepayments in full are received on the Precomputed Receivables or if full or partial prepayments are received on the Simple Interest Receivables, the actual weighted average life of the Receivables may be shorter than the scheduled weighted average life of the Receivables set forth in the related prospectus supplement. The rate of prepayment of motor vehicle retail installment sale contracts are influenced by a variety of economic, social and other factors, including the fact that an Obligor generally may not sell or transfer the Financed Vehicle securing a Receivable without the consent of the Servicer.

     No prediction can be made as to the rate of prepayment on the Receivables in either stable or changing interest rate environments. BMW FS maintains limited records of the historical prepayment experience of the motor vehicle retail installment sale contracts included in its portfolio. However, no assurance can be given that prepayments on the Receivables will conform to historical experience and no prediction can be made as to the actual prepayment experience on the Receivables. The rate of prepayment on the Receivables may also be influenced by the structure of the related contract. In addition, under some circumstances, the Depositor or Servicer will be obligated to repurchase Receivables from a given Trust pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of breaches of particular representations and warranties or covenants. We refer you to "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" and "--Servicing Procedures." We also refer you to "Description of the Transfer and Servicing Agreements-- Termination" regarding the Servicer's option to purchase the Receivables from a given Trust. Any reinvestment risk resulting from the rate of prepayments of the Receivables and the payment of prepayments to Securityholders will be borne entirely by the Securityholders. In addition, early retirement of the Securities may be effected by the exercise of the option of the Servicer, or any successor to the Servicer, to purchase all of the Receivables remaining in the Trust when the Pool Balance is 10% or less of the Pool Balance as of the Cutoff Date.

     In addition, pursuant to agreements between BMW FS and the BMW Centers, each BMW Center is obligated to repurchase from BMW FS contracts which do not meet particular representations and warranties made by that BMW Center (these BMW Center repurchase obligations are referred to in this prospectus as "Dealer Recourse"). These representations and warranties relate primarily to the origination of the retail installment sale contracts and the perfection of the security interests in the related Financed Vehicles, and do not typically relate to the creditworthiness of the related Obligors or the collectibility of the contracts. Although the Dealer Agreements with respect to the Receivables will not be assigned to the Trustee, the related Sale and Servicing Agreement or Pooling and Servicing Agreement will require that BMW FS deposit any recovery in respect of any Receivable pursuant to any Dealer Recourse in the related Collection Account. The sales by the BMW Centers of retail installment sale contracts to BMW FS do not generally provide for recourse against the BMW Centers for unpaid amounts in the event of a default by an Obligor thereunder, other than in connection with the breach of the foregoing representations and warranties. We refer you to "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" and "--Servicing Procedures."


     In light of the above considerations, there can be no assurance as to the amount of principal payments to be made on the Securities of a given series on each Payment Date, since the amount of principal payments will depend, in part, on the amount of principal collected on the related Receivables Pool during the applicable Collection Period. No prediction can be made as to the actual prepayment experience on the Receivables, and any reinvestment risks resulting from a faster or slower rate of prepayment of Receivables will be borne entirely by the Securityholders of a given series. We refer you to "Risk Factors--You may experience reduced returns on your investment resulting from prepayments, repurchases or early termination of the trust" in this prospectus.

     The applicable prospectus supplement may set forth additional information regarding the maturity and prepayment considerations applicable to the particular Receivables Pool and the related series of Securities.


                      Pool Factors and Trading Information


     The "Note Pool Factor" for each class of notes will be a seven-digit decimal which the Servicer will compute prior to each payment with respect to that class of notes. The Note Pool Factor represents the remaining outstanding principal amount of that class of notes, as of the close of business on the last day of the applicable Collection Period, as a fraction of the initial outstanding principal amount of that class of notes. The "Certificate Pool Factor" for each class of certificates will be a seven-digit decimal which the Servicer will compute prior to each payment with respect to that class of certificates indicating the remaining Certificate Balance of that class of certificates, as of the close of business on the last day of the applicable Collection Period, as a fraction of the Original Certificate Balance of that class of certificates. The "Certificate Balance" for any class of certificates as of any Payment Date will equal the Original Certificate Balance of that class, as reduced by all amounts distributed on or prior to that Payment Date on that class of certificates and allocable to principal. The "Original Certificate Balance" for each class of certificates will be stated in the applicable prospectus supplement.


     Each Note Pool Factor and each Certificate Pool Factor will initially be
1.0000000 and thereafter will decline to reflect reductions in the outstanding principal amount of the applicable class of notes, or the reduction of the Certificate Balance of the applicable class of certificates, as the case may be. A Noteholder's portion of the aggregate outstanding principal amount of the related class of notes is the product of:

     o    the original denomination of that Noteholder's note; and

     o    the applicable Note Pool Factor.

A Certificateholder's portion of the aggregate outstanding Certificate Balance for the related class of certificates is the product of:

     o    the original denomination of that Certificateholder's certificate; and

     o    the applicable Certificate Pool Factor.


     The Securityholders will receive monthly reports concerning payments received on the Receivables, the Pool Balance, each Certificate Pool Factor or Note Pool Factor, as applicable, and various other items of information.


                                    The Notes


General


     With respect to each Trust that issues notes, one or more classes (each, a "class") of notes of the related series will be issued pursuant to the terms of an indenture (the "Indenture"). A form of the Indenture has been filed as an exhibit to the registration statement of which this prospectus is a part. The following summary describes the material terms of the Notes and the Indenture. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the notes and the Indenture.


     Each class of notes will initially be represented by one or more notes, in each case registered in the name of the nominee of DTC, except as set forth below. Notes will be available for purchase in the denominations specified in the applicable prospectus supplement in book-entry form only. The Depositor has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the applicable prospectus supplement. Accordingly, that nominee is expected to be the holder of record of the notes (a "Noteholder") of each class. No Noteholder will be entitled to receive a physical certificate representing a note until Definitive Notes are issued under the limited circumstances described in this prospectus or in the applicable prospectus supplement. All references in this prospectus and in the applicable prospectus supplement to actions by Noteholders refer to actions taken by DTC upon instructions from its participating organizations (the "DTC Participants") and all references in this prospectus and in the applicable prospectus supplement to payments, notices, reports and statements to Noteholders refer to payments, notices, reports and statements to DTC or its nominee, as the registered holder of the notes, for distribution to Noteholders in accordance with DTC's procedures. We refer you to "Certain Information Regarding the Securities--Book-Entry Registration" and "--Definitive Securities."

Principal and Interest on the Notes


     The applicable prospectus supplement will describe the timing and priority of payment, seniority, allocations of losses, interest rate (the "Interest Rate") and amount of or method of determining payments of principal and interest on each class of notes of a given series. The rights of holders of any class of notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of any other class or classes of notes of that series. Payments of interest on a class of notes will generally be made prior to payments of principal on the class. A series may include one or more classes of notes (the "Strip Notes") entitled to either principal payments with disproportionate, nominal or no interest payments or interest payments with disproportionate, nominal or no principal payments. Each class of notes may have a different Interest Rate, which may be a fixed, variable or adjustable Interest Rate (and which may be zero for some classes of Strip Notes), or any combination of the foregoing. The applicable prospectus supplement will specify the Interest Rate for each class of notes of a given series or the method for determining the Interest Rate. We refer you to "Certain Information Regarding the Securities--Fixed Rate Securities" and "--Floating Rate Securities." One or more classes of notes of a series may be redeemable in whole or in part, including as a result of the Servicer exercising its option to purchase the related Receivables Pool or other early termination of the related trust.

     One or more classes of notes of a given series may have fixed principal payment schedules, in the manner and to the extent set forth in the applicable prospectus supplement. Noteholders of those notes would be entitled to receive as payments of principal on any given Payment Date the amounts set forth on that schedule with respect to those notes.

     To the extent provided in the related prospectus supplement, payments of interest to Noteholders of two or more classes within a series may have the same priority. Under some circumstances, on any Payment Date the amount available for those payments could be less than the amount of interest payable on the notes. If this is the case, each class of Noteholders will receive its ratable share (based upon the aggregate amount of interest due to that class of Noteholders) of the aggregate amount of interest available for payment on the notes. We refer you to "Description of the Transfer and Servicing Agreements--Distributions on the Securities" and "--Credit and Cash Flow Enhancement."

     If a series of notes includes two or more classes of notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions, of each of those classes will be set forth in the applicable prospectus supplement. Payments of principal and interest within any class of notes will be made on a pro rata basis among all the Noteholders of that class.

The Indenture

     Modification of Indenture. If a Trust has issued notes pursuant to an Indenture, the Trust and the Indenture Trustee may, with the consent of the holders of a majority of the outstanding notes of the related series (or relevant class or classes of notes of the series), execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the related Indenture, or modify (except as provided below) in any manner the rights of the related Noteholders.

     Without the consent of the holder of each outstanding affected note, no supplemental indenture will:


     1.   change:

          o the due date of any installment of principal of or interest on that note or reduce the principal amount of that note;

          o the Interest Rate for that note or the redemption price for that note;

          o provisions of the Indenture relating to the application of collections on, or proceeds of a sale of, the Trust Estate to payments of principal and interest on the note; or

          o any place of payment where or the coin or currency in which that note or any interest on that note is payable;

     2. impair the right to institute suit for the enforcement of specified provisions of the related Indenture regarding payment;

     3. reduce the percentage of the aggregate amount of the outstanding notes of a series of notes, the consent of the holders of which is required for any supplemental indenture or any waiver of compliance with specified provisions of the related Indenture or of specified defaults and their consequences as provided for in that Indenture;

     4. modify or alter the provisions of the related Indenture regarding the voting of notes held by the applicable Trust, any other obligor on those notes, the Depositor or an affiliate of any of them;

     5. reduce the percentage of the aggregate outstanding amount of notes, the consent of the holders of which is required to direct the related Indenture Trustee to sell or liquidate the Receivables if the proceeds of that sale would be insufficient to pay the principal amount of and accrued but unpaid interest on the outstanding notes of that series;

     6. reduce the percentage of the aggregate principal amount of notes required to amend the sections of the related Indenture that specify the applicable percentage of aggregate principal amount of the notes of a series necessary to amend the Indenture or other specified agreements; or

     7. permit the creation of any lien ranking prior to or on a parity with the lien of the related Indenture with respect to any of the collateral for that note or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of that Indenture on any of the collateral or deprive the holder of any note of the security afforded by the lien of the Indenture.

     The Trust and the applicable Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of the Noteholders of the related series, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related Indenture or of modifying in any manner the rights of those Noteholders; provided that that action will not adversely affect in any material respect the interest of any of those Noteholders.

     Events of Default; Rights Upon Event of Default. With respect to the notes of a given series in the related prospectus supplement, "Events of Default" under the related Indenture will consist of the occurrence and continuation of any of the following:


     1. a default for five days or more in the payment of any interest on any of the notes of the class or classes specified in the prospectus supplement when the same becomes due and payable;


     2. a default in the payment of the principal of or any installment of the principal of any of the notes when the same becomes due and payable;

     3. a default in the observance or performance in any material respect of any covenant or agreement of the applicable Trust made in the related Indenture and the continuation of the default for a period of 30 days after notice is given to that Trust by the applicable Indenture Trustee or to that Trust and the applicable Indenture Trustee by the holders of at least 25% in principal amount of the notes then outstanding acting together as a single class;

     4. any representation or warranty made by the applicable Trust in the related Indenture or in any certificate delivered pursuant to the related Indenture or in connection therewith having been incorrect in a material respect as of the time made, and the breach not having been cured within 30 days after written notice is given to that Trust by the applicable Indenture Trustee or to that Trust and the applicable Indenture Trustee by the holders of at least 25% in principal amount of the notes then outstanding acting together as a single class;


     5. particular events of bankruptcy, insolvency, receivership or liquidation of the applicable Trust; or

     6.   other events, if any, set forth in the related prospectus supplement.

     However, the amount of principal required to be paid to Noteholders of an affected series under the related Indenture will generally be limited to amounts available to be deposited in the Collection Account. Therefore, the failure to pay any principal on any class of notes generally will not result in the occurrence of an Event of Default until the final scheduled Payment Date for that class of notes. The failure to pay interest to holders of a subordinated class of notes on a particular Payment Date will generally not constitute an Event of Default. In addition, as described below, following the occurrence of an Event of Default and acceleration of the maturity of the notes, the Indenture Trustee is not required to sell the assets of the Trust, and the Indenture Trustee may sell the assets of the Trust only after meeting requirements specified in the Indenture. Under those circumstances, even if the maturity of the notes has been accelerated, there may not be any funds to pay the principal owed on the notes.

     If an Event of Default should occur and be continuing with respect to the notes of any series, the related Indenture Trustee or holders of a majority in principal amount of the most senior notes then outstanding (or relevant class or classes of notes) may declare the notes to be immediately due and payable. This declaration may, under specified circumstances, be rescinded by the holders of a majority in principal amount of the most senior notes then outstanding (or relevant class or classes of notes).


     If the notes of any series are due and payable following an Event of Default on those notes, the related Indenture Trustee may:

     o institute proceedings to collect amounts due or foreclose on Trust property;

     o    exercise remedies as a secured party;

     o    sell the assets of the related trust; or

     o elect to have the applicable Trust maintain possession of those Receivables and continue to apply collections on those Receivables as if there had been no declaration of acceleration.


Unless otherwise specified in the applicable prospectus supplement, however, the Indenture Trustee is prohibited from selling the assets of the related trust following an Event of Default (other than a default in the payment of any principal on any note of a particular series or a default for five days or more in the payment of any interest on the most senior notes of a particular series), unless:

     o the holders of the notes of the related series then outstanding (or relevant class or classes of notes) consent to the sale; or

     o the proceeds of the sale are sufficient to pay in full the principal of and the accrued interest on all outstanding notes of the related series at the date of the sale; or

     o the Indenture Trustee determines that the proceeds from the sale of the Trust Estate will not be sufficient on an ongoing basis to make all payments on the outstanding notes of the related series as those payments would have become due if the obligations had not been declared due and payable, and the Indenture Trustee obtains the consent of the holders of 662/3% of the aggregate outstanding amount of the most senior notes then of the related series outstanding (or relevant class or classes of notes).

     Subject to the provisions of the applicable Indenture relating to the duties of the related Indenture Trustee, if an Event of Default occurs and is continuing with respect to a series of notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of the notes, if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities that might be incurred by it in complying with the request. Subject to the provisions for indemnification and other limitations contained in the related Indenture, the holders of a majority of the aggregate principal amount of the most senior notes of the related series then outstanding (or relevant class or classes of notes of the series) will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the applicable Indenture Trustee, and the holders of at least 51% of the aggregate principal amount of the most senior notes of the related series then outstanding (or relevant class or classes of notes) may, in some cases, waive a default, except a default in the deposit of collections or other required amounts, any required payment from amounts held in any trust account in respect of amounts due on the notes, payment of principal or interest or a default in respect of a covenant or provision of the Indenture which cannot be modified without the waiver or consent of all the holders of the outstanding notes of the related series.

     Unless otherwise specified in the related prospectus supplement, no holder of a note of any series will have the right to institute any proceeding with respect to the related Indenture, unless:

     1. the holder of a note or notes previously has given to the applicable Indenture Trustee written notice of a continuing Event of Default;

     2. the Event of Default arises from the Servicer's failure to remit payments when due or the holders of not less than 25% of the aggregate principal amount of the most senior notes of the related series then outstanding (or relevant class or classes of notes) have requested in writing that the Indenture Trustee institute the proceeding in its own name as Indenture Trustee;


     3. the holder or holders of notes have offered the Indenture Trustee reasonable indemnity;

     4. the Indenture Trustee has for 60 days failed to institute a proceeding; and

     5. no direction inconsistent with such written request has been given to the Indenture Trustee during such 60 day period by the holders of a majority of the aggregate principal amount of the most senior notes of the related series then outstanding (or relevant class or classes of notes).

     In addition, each Indenture Trustee and the related Noteholders, by accepting the related notes, will covenant that they will not at any time institute against the applicable Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

     With respect to any Trust, neither the related Indenture Trustee nor the related Trustee in its individual capacity, nor any holder of a certificate representing an ownership interest in that Trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the related notes or for the agreements of that Trust contained in the applicable Indenture.

     Particular Covenants. Each Indenture will provide that the related Trust may not consolidate with or merge into any other entity, unless, among other things,

     1. the entity formed by or surviving the consolidation or merger is organized under the laws of the United States or any state;

     2. that entity expressly assumes the Trust's obligation to make due and punctual payments upon the notes of the related series and the performance or observance of every agreement and covenant of the Trust under the Indenture;

     3. no Event of Default shall have occurred and be continuing immediately after the merger or consolidation;

     4. each rating agency delivers a letter to the Indenture Trustee to the effect that the consideration or merger will not result in a qualification, reduction or withdrawal of its then current rating on any class of notes;

     5. that Trust has received an opinion of counsel to the effect that the consolidation or merger would have no material adverse tax consequence to the Trust or to any related Noteholder or Certificateholder;

     6. the parties take any action necessary to maintain the lien and security interest created by the Indenture; and

     7. the Indenture Trustee has received an officer's certificate and an opinion of counsel stating that the consolidation or merger comply with the terms of the Indenture and all conditions precedent provided in the Indenture have been complied with.

     Each Trust will not, among other things,

     o except as expressly permitted by the applicable Indenture, the applicable Transfer and Servicing Agreements or other specified documents with respect to that Trust (collectively, the "Related Documents"), sell, transfer, exchange or otherwise dispose of any of the assets of the Trust unless directed to do so by the Indenture Trustee;

     o claim any credit on or make any deduction from the principal of and interest payable on the notes of the related series (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of those notes because of the payment of taxes levied or assessed upon the Trust;

     o except as expressly permitted by the Related Documents, dissolve or liquidate in whole or in part;

     o permit the validity or effectiveness of the related Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the notes under the Indenture except as may be expressly permitted by the Indenture;


     o permit any lien or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the Trust or any part of the Trust, or any interest in the assets of the Trust or the proceeds of those assets; or


     o assume or incur any indebtedness other than the related notes or as expressly permitted by the related Indenture or the Related Documents.

     No Trust may engage in any activity other than as specified in this prospectus or in the applicable prospectus supplement.

     Annual Compliance Statement. Each Trust will be required to file annually with the related Indenture Trustee a written statement as to the fulfillment of its obligations under the related Indenture.

     Indenture Trustee's Annual Report. The Indenture Trustee for each Trust will be required to mail each year to all related Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of specified indebtedness owing by the Trust to the applicable Indenture Trustee in its individual capacity, the property and funds physically held by the Indenture Trustee and any action taken by it that materially affects the related notes and that has not been previously reported.

     Satisfaction and Discharge of Indenture. An Indenture will be discharged with respect to the collateral securing the related notes upon the delivery to the related Indenture Trustee for cancellation of all of those notes or, with specified limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all the notes.


                                The Certificates


General


     With respect to each Trust that issues certificates, one or more classes (each, a "class") of certificates of the related series will be issued pursuant to the terms of a Trust Agreement or a Pooling and Servicing Agreement, a form of each of which has been filed as an exhibit to the Registration Statement of which this prospectus forms a part. The following summary describes the material terms of the certificates and the Trust Agreement or the Pooling and Servicing Agreement, as applicable. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the certificates and the Trust Agreement or Pooling and Servicing Agreement, as applicable.

     Except for the certificates, if any, of a given series purchased by the Depositor, each class of certificates will initially be represented by one or more certificates registered in the name of the nominee for DTC, except as set forth below. Except for the certificates, if any, of a given series purchased by the Depositor, the certificates will be available for purchase in the denominations specified in the applicable prospectus supplement in book-entry form only. The Depositor has been informed by DTC that DTC's nominee will be Cede, unless another nominee is specified in the applicable prospectus supplement. Accordingly, that nominee is expected to be the holder of record of the certificates (a "Certificateholder") of any series that are not purchased by the Depositor. No Certificateholder (other than a Trust) will be entitled to receive a physical certificate representing a certificate until Definitive Certificates are issued under the limited circumstances described in this prospectus or in the applicable prospectus supplement. All references in this prospectus and in the applicable prospectus supplement to actions by Certificateholders refer to actions taken by DTC upon instructions from DTC Participants and all references in this prospectus and in the applicable prospectus supplement to distributions, notices, reports and statements to Certificateholders refer to distributions, notices, reports and statements given, made or sent to DTC or its nominee, as the case may be, as the registered holder of the certificates, for distribution to Certificateholders in accordance with DTC's procedures with respect to the certificates. We refer you to "Certain Information Regarding the Securities--Book-Entry Registration" and "-- Definitive Securities." Any certificates of a given series owned by the Depositor or its affiliates will be entitled to equal and proportionate benefits under the applicable Trust Agreement, except that those certificates will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of Certificateholders have given any request, demand, authorization, direction, notice, consent or other action under the Related Documents (other than the commencement by the related Trust of a voluntary proceeding in bankruptcy as described under "Description of the Transfer and Servicing Agreements--Insolvency Event").


Payments of Principal and Interest


     The timing and priority of payments, seniority, allocations of losses, pass through rate (the "Pass Through Rate") and amount of or method of determining payments with respect to principal and interest of each class of certificates will be described in the applicable prospectus supplement. Payments of interest on those certificates will be made on the dates specified in the applicable prospectus supplement (each, a "Payment Date"). To the extent provided in the applicable prospectus supplement, a series may include one or more classes of certificates (the "Strip Certificates") entitled to either payments in respect of principal with disproportionate, nominal or no interest payments or interest payments with disproportionate, nominal or no payments in respect of principal. Each class of certificates may have a different Pass Through Rate, which may be a fixed, variable or adjustable Pass Through Rate (and which may be zero for some classes of Strip Certificates) or any combination of the foregoing. The applicable prospectus supplement will specify the Pass Through Rate for each class of certificates of a given series or the method for determining the Pass Through Rate. We also refer you to "Certain Information Regarding the Securities--Fixed Rate Securities" and "--Floating Rate Securities." Payments in respect of the certificates of a given series that includes notes may be subordinate to payments in respect of the notes of that series as more fully described in the applicable prospectus supplement. The rights of holders of any class of certificates to receive payments of principal and interest may also be senior or subordinate to the rights of holders of any other class or classes of certificates of that series as more fully described in the applicable prospectus supplement. Payments in respect of principal of and interest on any class of certificates will be made on a pro rata basis among all the Certificateholders of that class.


     In the case of a series of certificates that includes two or more classes of certificates, the timing, sequential order, priority of payment or amount of payments in respect of interest and principal, and any schedule or formula or applicable other provisions, of each class shall be as set forth in the applicable prospectus supplement.

     If and as provided in the applicable prospectus supplement, amounts remaining on deposit in the Collection Account after all required payments to the related Securityholders have been made may be released to the Depositor, BMW FS or one or more third party credit or liquidity enhancement providers.

                  Certain Information Regarding the Securities


Fixed Rate Securities

     Any class of Securities (other than some classes of Strip Notes or Strip Certificates) may bear interest at a fixed rate per annum ("Fixed Rate Securities") or at a variable or adjustable rate per annum ("Floating Rate Securities"), as more fully described below and in the applicable prospectus supplement. Each class of Fixed Rate Securities will bear interest at the applicable per annum Interest Rate or Pass Through Rate, as the case may be, specified in the applicable prospectus supplement. Interest on each class of Fixed Rate Securities will be computed on the basis of a 360-day year consisting of twelve 30-day months or other day count basis as is specified in the applicable prospectus supplement. We refer you to "The Notes--Principal and Interest on the Notes" and "The Certificates-- Payments of Principal and Interest."

Floating Rate Securities

     Interest Rate Basis. Each class of Floating Rate Securities will bear interest during each applicable Interest Period at a rate per annum determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, in each case as specified in the applicable prospectus supplement. The "Spread" is the number of basis points to be added to or subtracted from the related Base Rate applicable to the Floating Rate Securities. The "Spread Multiplier" is the percentage of the related Base Rate applicable to the Floating Rate Securities by which that Base Rate will be multiplied to determine the applicable interest rate on those Floating Rate Securities. The applicable prospectus supplement may designate one of the following Base Rates as applicable to a particular Floating Rate
Security:


     o    LIBOR (a "LIBOR Security");


     o    the Commercial Paper Rate (a "Commercial Paper Rate Security");

     o    the Treasury Rate (a "Treasury Rate Security");

     o    the Federal Funds Rate (a "Federal Funds Rate Security");

     o    the CD Rate (a "CD Rate Security"); or

     o any other Base Rate that is set forth in the applicable prospectus supplement.

     "Business Day" as used in this prospectus means, unless otherwise specified in the applicable prospectus supplement:

1. for United States dollar denominated Securities for which LIBOR is not an applicable Interest Rate Basis:

     o any day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York (a "New York Business Day");

2. or United States dollar denominated Securities for which LIBOR is an applicable Interest Rate Basis:

     o a day that is both (1) a day on which commercial banks are open for business, including dealings in the designated Index Currency (as defined below) in London (a "London Business Day") and (2) a New York Business Day;

3. for non-United States dollar denominated Securities (other than Securities denominated in euro) for which LIBOR is not an applicable Interest Rate
     Basis:

     o a day that is both (1) a day other than a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing the Specified Currency (as defined below) (a "Principal Financial Center Business Day") and (2) a New York Business Day;

4. for non-United States dollar denominated Securities (other than Securities denominated in euro) for which LIBOR is an applicable Interest Rate Basis:

     o    a day that is all of (1) a Principal Financial Center Business Day;
          (2) a New York Business Day; and (3) a London Business Day;

5. for euro denominated Securities for which LIBOR is not an applicable Interest Rate Basis:

     o a day that is both (1) a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System is open (a "TARGET Business Day") and (2) a New York Business Day;

6. for euro denominated Securities for which LIBOR is an applicable Interest Rate Basis:

     o a day that is all of (1) a TARGET Business Day; (2) a New York Business Day; and (3) a London Business Day.

     "Principal Financial Center" means, unless otherwise specified in the applicable prospectus supplement:

     o the capital city of the country issuing the Specified Currency except that with respect to United States dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, South African rand and Swiss francs, the Principal Financial Center will be The City of New York, Sydney and Melbourne, Toronto, Frankfurt, Amsterdam, Johannesburg and Zurich, respectively; or


     o the capital city of the country to which the Index Currency relates, except that with respect to United States dollars, Canadian dollars, Deutsche marks, Dutch guilders, Portuguese escudos, South African rand and Swiss francs, the Principal Financial Center will be the City of New York, Toronto, Frankfurt, Amersterdam, London, Johannesburg and Zurich, respectively.

     "Specified Currency" means the currency in which a particular Security is denominated (or, if the currency is no longer legal tender for the payment of public and private debts, any other currency of the relevant country which is then legal tender for the payment of pubic and private debts).


     "Index Currency" means the currency specified in the applicable prospectus supplement as the currency for which LIBOR will be calculated. If no currency is specified in the applicable prospectus supplement, the Index Currency will be United States dollars.

     Interest Reset Dates. Each applicable prospectus supplement will specify whether the rate of interest on the related Floating Rate Securities will be reset daily, weekly, monthly, quarterly, semiannually, annually or some other specified period (each, an "Interest Reset Period") and the dates on which that Interest Rate will be reset (each, an "Interest Reset Date"). Unless otherwise specified in the applicable prospectus supplement, the Interest Reset Date will be, in the case of Floating Rate Securities which reset:

     (1)  daily, each Business Day;

     (2) weekly, the Wednesday of each week (with the exception of weekly reset Treasury Rate Securities which will reset the Tuesday of each week except as described below);

     (3)  monthly, the third Wednesday of each month;

     (4) quarterly, the third Wednesday of March, June, September and December of each year;

     (5) semiannually, the third Wednesday of the two months specified in the applicable prospectus supplement;

     (6) annually, the third Wednesday of the month specified in the applicable prospectus supplement; or

     (7) any other Interest Reset Date set forth in the applicable prospectus supplement.

     Unless otherwise specified in the related prospectus supplement, if any Interest Reset Date for any Floating Rate Security would otherwise be a day that is not a Business Day, the applicable Interest Reset Date will be postponed to the next succeeding day that is a Business Day, except that in the case of a Floating Rate Security as to which LIBOR is an applicable Base Rate, if that Business Day falls in the next succeeding calendar month, that Interest Reset Date will be the immediately preceding Business Day. In addition, in the case of a Floating Rate Security for which the Treasury Rate is an applicable Interest Rate Basis, if the Interest Determination Date would otherwise fall on an Interest Reset Date, then the applicable Interest Reset Date will be postponed to the next succeeding Business Day.

     Except as set forth above or in the applicable prospectus supplement, the interest rate in effect on each date will be:

     o if the date is an Interest Reset Date, the interest rate determined on the related Interest Determination Date, as defined below, immediately preceding that Interest Reset Date, or

     o if the day is not an Interest Reset Date, the interest rate determined on the related Interest Determination Date immediately preceding the most recent Interest Reset Date.

     Interest Payments. The interest Payment Dates will be specified in the applicable prospectus supplement. Unless otherwise specified in the related prospectus supplement, if any Payment Date for a Floating Rate Security (other than the final Payment Date) would otherwise be a day that is not a Business Day, that Payment Date will be the next succeeding day that is a Business Day except that in the case of a Floating Rate Security as to which LIBOR is the applicable Base Rate, if the Business Day falls in the next succeeding calendar month, the applicable Payment Date will be the immediately preceding Business Day. If the final Payment Date of a Floating Rate Security falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest will be made on the next succeeding

Business Day, and no interest on that payment shall accrue for the period from and after that scheduled Payment Date.

     Floating Rate Securities may accrue interest on an "Actual/360" basis, an "Actual/Actual" basis, or a "30/360" basis, in each case as specified in the applicable prospectus supplement. For Floating Rate Securities calculated on an Actual/360 basis and Actual/Actual basis, accrued interest for each Interest Period will be calculated by multiplying:

     (1)  the face amount of the Floating Rate Security;

     (2)  the applicable interest rate; and

     (3) the actual number of days in the related Interest Period, and dividing the resulting product by 360 or 365, as applicable (or, with respect to an Actual/Actual basis Floating Rate Security, if any portion of the related Interest Period falls in a leap year, the product of (1) and (2) above will be multiplied by the sum of (x) the actual number of days in that portion of that Interest Period falling in a leap year divided by 366 and (y) the actual number of days in that portion of that Interest Period falling in a non-leap year divided by 365).

     For Floating Rate Securities calculated on a 30/360 basis, accrued interest for an Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months, irrespective of how many days are actually in that Interest Period. With respect to any Floating Rate Security that accrues interest on a 30/360 basis, if any Payment Date, including the related final Payment Date, falls on a day that is not a Business Day, the related payment of principal or interest will be made on the next succeeding Business Day as if made on the date that payment was due, and no interest will accrue on the amount so payable for the period from and after that Payment Date.

     The "Interest Period" with respect to any class of Floating Rate Securities will be set forth in the applicable prospectus supplement.

     Interest Determination Dates. The interest rate applicable to each Interest Reset Period beginning on the Interest Reset Date with respect to that Interest Reset Period will be the rate determined on the applicable "Interest Determination Date," as follows unless otherwise specified in the applicable prospectus supplement:

     o The Interest Determination Date for the CD Rate, the Commercial Paper Rate and the Federal Funds Rate will be the second Business Day preceding each Interest Reset Date for the related Floating Rate Security;

     o The Interest Determination Date for LIBOR will be the second London Banking Day preceding each Interest Reset Date;

     o The Interest Determination Date for the Treasury Rate will be the day in the week in which the related Interest Reset Date falls on which day Treasury Bills, as defined below, are normally auctioned. Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday; provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date will be that preceding Friday; and provided further, that if an auction falls on any Interest Reset Date, then the related Interest Reset Date will instead be the first Business Day following that auction.

     As used in this prospectus, "London Banking Day" means any day on which commercial banks are open for business (including dealings in designated Index Currency) in London.

     Maximum and Minimum Interest Rates. As specified in the applicable prospectus supplement, Floating Rate Securities of a given class may also have either or both of the following (in each case expressed as a rate per annum):


     o a maximum limitation, or ceiling, on the rate at which interest may accrue during any Interest Period, which may be an available funds cap rate; and

     o a minimum limitation, or floor, on the rate at which interest may accrue during any Interest Period.


In addition to any maximum interest rate that may be applicable to any class of Floating Rate Securities, the interest rate applicable to any class of Floating Rate Securities will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

     Calculation Agent. If so disclosed in the related prospectus supplement, a Trust with respect to which a class of Floating Rate Securities will be issued will appoint, and enter into agreements with, a calculation agent (each, a "Calculation Agent") to calculate Interest Rates on each class of Floating Rate Securities. The applicable prospectus supplement will set forth the identity of the Calculation Agent for each class of Floating Rate Securities of a given series, which may be the related Trustee or Indenture Trustee with respect to that series. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Securities of a given class. All percentages resulting from any calculation on Floating Rate Securities will be rounded to the nearest one hundred-thousandth of a percentage point, with five one millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from that calculation on Floating Rate Securities will be rounded to the nearest cent (with one-half cent being rounded upwards).

     Calculation Date. Unless specified otherwise in the applicable prospectus supplement, the "Calculation Date," if applicable, pertaining to any Interest Determination Date, will be the earlier of:

     o the tenth calendar day after the applicable Interest Determination Date, or, if that day is not a Business Day, the next succeeding Business Day, or

     o the Business Day preceding the applicable Interest Payment Date or final scheduled Payment Date, as the case may be.

     Index Maturity means the period to maturity of the instrument or obligation with respect to which the Base Rate will be calculated.

     CD Rate Securities. Each CD Rate Security will bear interest at the rates calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in that CD Rate Security and in the applicable prospectus supplement.

     Unless otherwise specified in the applicable prospectus supplement, "CD Rate" means the rate on the applicable Interest Determination Date for negotiable United States dollar certificates of deposit having the Index Maturity designated in the applicable prospectus supplement as published in H.15(519) (as defined below) under the heading "CDs (secondary market)."

     The following procedures will be followed if the CD Rate cannot be determined as described above:

(1) If the rate referred to above is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate on the applicable Interest Determination Date will be the rate for negotiable United States dollar certificates of deposit of the Index Maturity designated in the applicable prospectus supplement as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the heading "CDs (secondary market)."

(2) If the rate referred to in clause (1) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate for the applicable Interest Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on the applicable Interest Determination Date of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity designated in the applicable prospectus supplement in an amount that is representative for a single transaction in that market at that time.

(3) If the dealers selected by the Calculation Agent are not quoting as set forth in clause (2) above, the CD Rate on the applicable Interest Determination Date will be the rate in effect on the applicable Interest Determination Date.

     "H.15(519)" means the weekly statistical release designated as H.15(519) or any successor publication, published by the Board of Governors of the Federal Reserve System.

     "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/ h15/update, or any successor site or publication.

     Commercial Paper Rate Securities. Each Commercial Paper Rate Security will bear interest at the rates calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in that Commercial Paper Rate Security and in the applicable prospectus supplement.

     Unless otherwise provided in the applicable prospectus supplement, "Commercial Paper Rate" means the Money Market Yield (as defined below) on the applicable Interest Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable prospectus supplement, as published in H.15(519) under the heading "Commercial Paper--Nonfinancial."

     The following procedures will be followed if the Commercial Paper Rate cannot be determined as described above:

(1) If the rate referred to above is not published by 3:00 P.M., New York City time, on the related Calculation Date, then the Commercial Paper Rate will be the Money Market Yield on the applicable Interest Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable prospectus supplement published in H.15 Daily Update, or other recognized electronic source for the purpose of displaying the applicable rate under the heading "Commercial Paper--Nonfinancial."

(2) If by 3:00 P.M. New York City time, on the related Calculation Date, the Commercial Paper Rate is not yet published in either H.15(519) or H.15 Daily Update, then the Commercial Paper Rate for the applicable Interest Determination Date will be calculated by the Calculation Agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on the applicable Interest Determination Date of three leading dealers of United States commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity specified in the applicable prospectus supplement placed for industrial issuers whose bond rating is "Aa" or the equivalent, by a nationally recognized securities rating organization.

(3) If the dealers selected by the Calculation Agent are not quoting as mentioned in clause (2) above, the Commercial Paper Rate determined on the applicable Interest Determination Date will be the rate in effect on the applicable Interest Determination Date.

     "Money Market Yield" means a yield (expressed as a percentage rounded upwards to the nearest one hundred-thousandth of a percentage point) calculated in accordance with the following formula:

                                            D x 360
                   Money Market Yield = -------------- x 100
                                         360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Interest Period for which interest is being calculated.

     Federal Funds Rate Securities. Each Federal Funds Rate Security will bear interest at the rates calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in that Federal Funds Rate Security and in the applicable prospectus supplement.

     Unless otherwise provided in the applicable prospectus supplement, "Federal Funds Rate" means the rate on the applicable Interest Determination Date for United States dollar federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as displayed on Bridge Telerate, Inc. or any successor service on page 120 or any other page as may replace the applicable page on the service ("Telerate Page 120").

     The following procedures will be followed if the Federal Funds Rate cannot be determined as described above:

(1) If the rate referred above does not appear on Telerate Page 120 or is not published prior to 3:00 P.M., New York City time, on the related Calculation Date, the Federal Funds Rate for the applicable Interest Determination Date will be the rate on the applicable Interest Determination Date for United States dollar federal funds published in H.15 Daily Update, or other recognized electronic source for the purpose of displaying the applicable rate under the heading "Federal Funds (Effective)."

(2) If the Federal Funds Rate is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Federal Funds Rate for the applicable Interest Determination Date will be calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York selected by the Calculation Agent before 9:00 A.M., New York City time, on the applicable Interest Determination Date

(3) If brokers so selected by the Calculation Agent are not quoting as mentioned in clause (2) above, the Federal Funds Rate for the applicable Interest Determination Date will be the Federal Funds Rate in effect on the applicable Interest Determination Date.

     LIBOR Securities. Each LIBOR Security will bear interest at the rates calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in that LIBOR Security and in the applicable prospectus supplement.

     Unless otherwise provided in the applicable prospectus supplement, "LIBOR" means:

     1. if "LIBOR Telerate" is specified in the applicable prospectus supplement, or if neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable prospectus supplement as the method for calculating LIBOR, LIBOR will be the rate for deposits in the Index Currency having the Index Maturity designated in the applicable prospectus supplement, commencing on the second London Banking Day immediately following the applicable Interest Determination Date that appears on the Designated LIBOR Page specified in the applicable prospectus supplement as of 11:00 A.M. London time, on the applicable Interest Determination Date, or

     2. If "LIBOR Reuters" is specified in the applicable prospectus supplement, LIBOR will be the arithmetic mean of the offered rates for deposits in the Index Currency having the Index Maturity designated in the applicable prospectus supplement, commencing on the second London Banking Day immediately following the applicable Interest Determination Date, that appear on the Designated LIBOR Page specified in the applicable prospectus supplement as of 11:00 A.M. London time on the applicable Interest Determination Date, if at least two offered rates appear (except as provided in the following sentence). If the Designated LIBOR Page by its terms provides for only a single rate, then the single rate will be used.

     The following procedures will be followed if LIBOR cannot be determined as described above:

     1. With respect to an Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the applicable Designated LIBOR Page, LIBOR for the applicable Interest Determination Date will be the rate calculated by the Calculation Agent as the arithmetic mean of at least two quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with their offered quotations for deposits in the Index Currency for the period of the Index Maturity designated in the applicable prospectus supplement, commencing on the second London Banking Day immediately following the applicable Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on the applicable Interest Determination Date and in a principal amount that is representative for a single transaction in the applicable

          Index Currency in that market at that time. If at least two quotations are provided, LIBOR determined on the applicable Interest Determination Date will be the arithmetic mean of those quotations.

     2. If fewer than two quotations referred to in clause (1) above are provided, LIBOR determined on the applicable Interest Determination Date will be rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M. (or another time specified in the applicable prospectus supplement), in the applicable Principal Financial Center, on the applicable Interest Determination Date, by three major banks, in that Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks, having the Index Maturity designated in the applicable prospectus supplement and in a principal amount that is representative for a single transaction in the Index Currency in that market at that time.

     3. If the banks so selected by the Calculation Agent are not quoting as mentioned in clause (2) above, LIBOR for the applicable Interest Determination Date will be LIBOR in effect on the applicable Interest Determination Date.

     "Designated LIBOR Page" means either:

     o if "LIBOR Telerate" is designated in the applicable prospectus supplement or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified in the applicable prospectus supplement as the method for calculating LIBOR, the display on Bridge Telerate, Inc., or any successor service on the page designated in the applicable prospectus supplement or any page as may replace the designated page on that service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.


     o if "LIBOR Reuters" is designated in the applicable prospectus supplement, the display on Reuters Monitor Money Rates Service or any successor service on the page designated in the applicable prospectus supplement or any page that may replace that designated page on that service for the purpose of displaying London interbank rates of major banks for the applicable Index Currency, or

     Treasury Rate Securities. Each Treasury Rate Security will bear interest calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in the Treasury Rate Security and in the applicable prospectus supplement.

     Unless otherwise provided in the applicable prospectus supplement, "Treasury Rate" means the rate from the auction held on the applicable Interest Determination Date ("Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified in the applicable prospectus supplement, under the heading "INVESTMENT RATE" on the display on Bridge Telerate, Inc., or any successor service on page 56 or any other page as may replace page 56 of that service ("Telerate Page 56") or page 57 or any other page as may replace page 57 of that service ("Telerate Page 57").

     The following procedures will be followed if the Treasury Rate cannot be determined as described above:

     1. If the rate described above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for the applicable Interest Determination Date will be the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/ Treasury Bills/Auction High."

     2. If the rate described in clause (1) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for the applicable Interest Determination Date will be the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills announced by the United States Department of the Treasury.

     3. If the rate described in clause (2) above is not announced by the United States Department of the Treasury, or if the Auction is not held, the Treasury Rate for the applicable Interest Determination Date will be the Bond Equivalent Yield of the rate on the applicable Interest Determination Date of Treasury Bills having the Index Maturity specified in the applicable prospectus supplement published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/ Secondary Market."

     4. If the rate described in clause (3) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for the applicable Interest Determination Date will be the rate on the applicable Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/ Treasury Bills/ Secondary Market."

     5. If the rate described in clause (4) above is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate for the applicable Interest Determination Date will be the rate for the applicable Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on the applicable Interest Determination Date, of three primary United States government securities dealers, selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified in the applicable prospectus supplement.

     6. If the dealers selected by the Calculation Agent are not quoting as described in clause(s) above, the Treasury Rate for the applicable Interest Determination Date will be the rate in effect on the applicable Interest Determination Date.

     "Bond Equivalent Yield" means a yield calculated in accordance with the following formula and expressed as a percentage:

                                           D x N
                   Bond Market Yield = ------------- x 100
                                       360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

Indexed Securities


     To the extent specified in any prospectus supplement, any class of Securities of a given series may consist of Securities ("Indexed Securities") in which the principal amount payable on the final scheduled Payment Date for that class (the "Indexed Principal Amount") and/or the interest payable on any Payment Date is determined by reference to a measure (the "Index") which will be related to:



     o    the exchange rates of one or more currencies;

     o    the price or prices of specified commodities;

     o specified stocks, which may be based on U.S. or foreign stocks, on specified dates specified in the applicable prospectus supplement; or

     o another price, interest rate, exchange rate or other financial index or indices as are described in the applicable prospectus supplement.

Holders of Indexed Securities may receive a principal amount on the related final scheduled Payment Date that is greater than or less than the face amount of the Indexed Securities depending upon the relative value on the related final scheduled Payment Date of the specified indexed item. The applicable prospectus supplement will also contain information as to the method for determining the principal amount payable on the related final scheduled Payment Date, if any, and, where applicable, historical information with respect to the specific indexed item or items and special tax considerations associated with investment in Indexed Securities. Notwithstanding anything to the contrary in this prospectus, for purposes of determining the rights of a holder of a Security indexed as to principal in respect of voting for or against amendments to the related Trust Agreement, Indenture, or other related agreements, as the case may be, and modifications and the waiver of rights under those agreements, the principal amount of that Indexed Security shall be deemed to be the face amount of that Indexed Security upon issuance less any payments allocated to principal of that Indexed Security.


     If the determination of the Indexed Principal Amount of an Indexed Security is based on an Index calculated or announced by a third party and that third party either suspends the calculation or announcement of that Index or changes the basis upon which that Index is calculated (other than changes consistent with policies in effect at the time that Indexed Security was issued and permitted changes described in the applicable prospectus supplement), then that Index shall be calculated for purposes of that Indexed Security by an independent calculation agent named in the applicable prospectus supplement on the same basis, and subject to the same conditions and controls, as applied to the original third party. If for any reason that Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the Indexed Principal Amount of that Indexed Security shall be calculated in the manner set forth in the applicable prospectus supplement. Any determination of that independent calculation agent shall, in the absence of manifest error, be binding on all parties.

     The applicable prospectus supplement will describe whether the principal amount of the related Indexed Security, if any, that would be payable upon redemption or repayment prior to the applicable final scheduled Payment Date will be the face amount of that Indexed Security, the Indexed Principal Amount of that Indexed Security at the time of redemption or repayment or another amount described in that prospectus supplement.

Interest Rate Swaps

     The Trust may also include a derivative arrangement for the payment of interest on the Securities of a series or any class of Securities. A derivative arrangement may include a guaranteed rate agreement, a maturity liquidity facility, a tax protection agreement, an interest rate cap or floor agreement, an interest rate or currency swap agreement or any other similar arrangement. The type of derivative arrangement, if any, for a series of Securities or class of Securities will be described in the applicable prospectus supplement.

Variable Funding Note


     The applicable prospectus supplement for a Trust may provide that the Trust issue one or more series of Securities having particular maturity dates and at the same time the Trust may issue amortizing floating notes, known as "variable funding notes," which relate to those particular maturity dates. These Securities may have a balance that may either decrease based on the amortization of the related Receivables or increase based on principal collections used to purchase additional Receivables.


     Interest Rate Flexibility for a Variable Funding Note. The prospectus supplement may provide that the Securities issued in connection with a variable funding note may have different rates of interest which may be fixed or floating. The related prospectus supplement will specify the interest rate for each series or class of Securities and the method, if any, for determining subsequent changes to the interest rate.

Pro-Rata Pay/Subordinate Securities

     The applicable prospectus supplement for a Trust may provide that one or more classes of Securities will be payable on an interest only or principal only basis. In addition, the Securities may include two or more classes that differ as to timing, sequential order, priority of payment, interest rate or amount of distributions of principal or interest or both. Distributions of principal or interest or both on any class of Securities may be made upon the occurrence of specified events, in accordance with a schedule or formula, or on the basis of collections from designated assets of the Trust. A series may include one or more classes of Securities, as to which accrued interest will not be distributed but rather will be added to the principal or specified balance of the Security on each Payment Date.

Revolving Period

     The applicable prospectus supplement for a Trust may provide that all or a portion of the principal collected on the Receivables may be applied by the Trustee to the acquisition of subsequent Receivables during a specified period rather than used to distribute payments of principal to Securityholders during that period. These Securities would then possess an interest only period, also commonly referred to as a "Revolving Period," which will be followed by an "amortization period," during which principal would be paid. Any interest only or Revolving Period may terminate prior to the end of the specified period and result in earlier than expected principal repayment of the Securities.

Book-Entry Registration

     Each class of Securities offered by this prospectus will be represented by one or more certificates registered in the name of Cede, as nominee of The Depository Trust Company ("DTC"). Securityholders may hold beneficial interests in Securities through DTC (in the United States) or Clearstream Banking, societe anonyme (formerly Cedelbank, referred to herein as "Clearstream, Luxembourg") or the Euroclear

System ("Euroclear") (in Europe or Asia) directly if they are participants of those systems, or indirectly through organizations which are participants in those systems.

     No Securityholder will be entitled to receive a certificate representing that person's interest in the Securities, except as set forth below. Unless and until Securities of a class are issued in fully registered certificated form ("Definitive Securities") under the limited circumstances described below, all references in this prospectus to actions by Noteholders, Certificateholders or Securityholders shall refer to actions taken by DTC upon instructions from DTC Participants, and all references in this prospectus to distributions, notices, reports and statements to Noteholders, Certificateholders or Securityholders shall refer to distributions, notices, reports and statements to Cede, as the registered holder of the Securities, for distribution to Securityholders in accordance with DTC procedures. Therefore, it is anticipated that the only Noteholder, Certificateholder or Securityholder will be Cede, as nominee of DTC. Securityholders will not be recognized by the related Trustee as Noteholders, Certificateholders or Securityholders as those terms will be used in the relevant agreements, and Securityholders will only be permitted to exercise the rights of holders of Securities of the related class indirectly through DTC and DTC Participants, as further described below.

     Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants (referred to herein as "Clearstream, Luxembourg Participants" and "Euroclear Participants," respectively) through customers' securities accounts in their respective names on the books of their respective depositaries (collectively, the "Depositaries") which in turn will hold those positions in customers' securities accounts in the Depositaries' names on the books of DTC.

     Transfers between DTC Participants will occur in accordance with DTC rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their applicable rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary. However, each of these cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

     Because of time-zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a DTC Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Those credits or any transactions in those securities settled during that processing will be reported to the relevant Euroclear Participant or Clearstream, Luxembourg Participant on that business day. Cash received in Clearstream, Luxembourg or Euroclear as a result of sales of Securities by or through a Clearstream, Luxembourg Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

     DTC is a limited purpose trust company organized under the laws of the State of New York, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Exchange Act of 1934. DTC was created to hold securities for its participating members ("DTC Participants") and to facilitate the clearance and settlement of securities transactions between DTC Participants through electronic book-entries, thereby eliminating the need for physical movement of certificates. DTC Participants include securities brokers and dealers, banks, trust companies and clearing corporations which may include underwriters, agents or dealers with respect to the Securities of any class or series. Indirect access to the DTC system also is available to others including banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect DTC Participants"). The rules applicable to DTC and DTC Participants are on file with the SEC.


     Securityholders that are not DTC Participants or Indirect DTC Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Securities may do so only through DTC Participants and Indirect DTC Participants. DTC Participants will receive a credit for the Securities on DTC's records. The ownership interest of each Securityholder will in turn be recorded on respective records of the DTC Participants and Indirect DTC Participants. Securityholders will not receive written confirmation from DTC of their purchase, but Securityholders are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the DTC Participant or Indirect DTC Participant through which the Securityholder entered into the transaction. Transfers of ownership interests in the Securities of any class will be accomplished by entries made on the books of DTC Participants acting on behalf of Securityholders.

     To facilitate subsequent transfers, all Securities deposited by DTC Participants with DTC will be registered in the name of Cede, as nominee of DTC. The deposit of Securities with DTC and their registration in the name of Cede will effect no change in beneficial ownership. DTC will have no knowledge of the actual Securityholders and its records will reflect only the identity of the DTC Participants to whose accounts those Securities are credited, which may or may not be the Securityholders. DTC Participants and Indirect DTC Participants will remain responsible for keeping account of their holdings on behalf of their customers. While the Securities of a series are held in book-entry form, Securityholders will not have access to the list of Securityholders of that series, which may impede the ability of Securityholders to communicate with each other.

     Conveyance of notices and other communications by DTC to DTC Participants, by DTC Participants to Indirect DTC Participants and by DTC Participants and Indirect DTC Participants to Securityholders will be governed by arrangements among them, subject to any statutory or regulatory requirements that may be in effect from time to time.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among DTC Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit payments of principal of and interest on the Securities. DTC Participants and Indirect DTC Participants with which Securityholders have accounts with respect to the Securities similarly are required to make book-entry transfers and receive and transmit those payments on behalf of their respective Securityholders.

     DTC's practice is to credit DTC Participants' accounts on each Payment Date in accordance with their respective holdings shown on its records, unless DTC has reason to believe that it will not receive payment on that Payment Date. Payments by DTC Participants and Indirect DTC Participants to Securityholders will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of that DTC Participant and not of DTC, the related Indenture Trustee or Trustee (or any paying agent appointed by the Indenture Trustee or Trustee), the Depositor or the Servicer, subject to any statutory or regulatory requirements that may be in effect from time to time. Payment of principal of and interest on each class of Securities to DTC will be the responsibility of the related Indenture Trustee or Trustee (or any paying agent), disbursement of those payments to DTC Participants will be the responsibility of DTC and disbursement of those payments to the related Securityholders will be the responsibility of DTC Participants and Indirect DTC Participants. DTC will forward those payments to its DTC Participants which thereafter will forward them to Indirect DTC Participants or Securityholders.

     Because DTC can only act on behalf of DTC Participants, who in turn act on behalf of Indirect DTC Participants and some other banks, a Securityholder may be limited in its ability to pledge Securities to persons or entities that do not participate in the DTC system, or otherwise take actions with respect to those Securities due to the lack of a physical certificate for those Securities.

     DTC has advised the Depositor that it will take any action permitted to be taken by a Securityholder only at the direction of one or more DTC Participants to whose account with DTC the Securities are credited. Additionally, DTC has advised the Depositor that it will take those actions with respect to specified percentages of the Securityholders' interest only at the direction of and on behalf of DTC Participants whose holdings include undivided interests that satisfy those specified percentages. DTC may take conflicting actions with respect to other undivided interests to the extent that those actions are taken on behalf of DTC Participants whose holdings include those undivided interests.

     Neither DTC nor Cede will consent or vote with respect to the Securities. Under its usual procedures, DTC will mail an "Omnibus Proxy" to the related Indenture Trustee or Trustee as soon as possible after any applicable record date for that consent or vote. The Omnibus Proxy will assign Cede's consenting or voting rights to those DTC Participants to whose accounts the related Securities are credited on that record date (which record date will be identified in a listing attached to the Omnibus Proxy).

     Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg, was incorporated in 1970 as "Cedel S.A.," a company with limited liability under Luxembourg law (a societe anonyme). Cedel S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Cedel International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG
("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Cedel International, societe anonyme ("New CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Cedel International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Cedel International's stock.

     Further to the merger, the Board of Directors of New Cedel International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream." With effect from 14 January 2000 New CI has been renamed "Clearstream International, societe anonyme." On 18 January 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme," and Cedel Global Services was renamed "Clearstream Services, societe anonyme."

     On 17 January 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name

"Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche B orse Clearing AG."


     Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Morgan Guaranty Trust Company of New York as the Operator of the Euroclear System in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and Euroclear.


     Euroclear was created in 1968 to hold securities for participants of the Euroclear System and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 27 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office (the "Euroclear Operator" or "Euroclear"), under contract with Euroclear Clearance System S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include any underwriters, agents or dealers with respect to any class or series of Securities offered by this prospectus. Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. Therefore, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawals of securities and cash from the Euroclear System and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Payments with respect to Securities held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Those payments will be subject to tax withholding in accordance with relevant United States tax laws and regulations. We refer you to "Material Income Tax Consequences." Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Securityholder on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect those actions on its behalf through DTC.

     Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among DTC Participants, Clearstream Luxembourg Participants and Euroclear Participants, they are under no obligation to perform or continue to perform those procedures and those procedures may be discontinued at any time.

Definitive Securities

     The notes, if any, and the certificates of a given series will be issued in fully registered, certificated form ("Definitive Notes" and "Definitive Certificates," respectively, and collectively referred to in this prospectus as "Definitive Securities") to Noteholders or Certificateholders or their respective nominees, rather than to DTC or its nominee, only if:

     1. DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those Securities and the Depositor, the Administrator or the Trustee is unable to locate a qualified successor (and if it is the Depositor or the Administrator that has made that determination, the Depositor or that Administrator so notifies the applicable Trustee in writing);

     2. the Depositor or the Administrator or the Trustee, as applicable, at its option, elects to terminate the book-entry system through DTC; or


     3. after the occurrence of an Event of Default or a Servicer Default with respect to those Securities, holders representing at least a majority of the outstanding principal amount of the notes or the certificates, as the case may be, of that series, acting together as a single class, advise the applicable Trustee through DTC in writing that the continuation of a book-entry system through DTC (or its successor) with respect to those notes or certificates is no longer in the best interests of the holders of those Securities.


     Upon the occurrence of any event described in the immediately preceding paragraph, the applicable Trustee or Indenture Trustee will be required to notify all applicable Securityholders of a given series through DTC Participants of the availability of Definitive Securities. Upon surrender by DTC of the Definitive Certificates representing the corresponding Securities and receipt of instructions for re-registration, the applicable Trustee or Indenture Trustee will reissue those Securities as Definitive Securities to those Securityholders.

     Payments of principal of, and interest on, the Definitive Securities will thereafter be made by the applicable Trustee or Indenture Trustee in accordance with the procedures set forth in the related Indenture or the related Trust Agreement or Pooling and Servicing Agreement, as applicable, directly to holders of Definitive Securities in whose names the Definitive Securities were registered at the close of business on the applicable record date specified for those Securities in the applicable prospectus supplement. Those payments will be made by check mailed to the address of that holder as it appears on the register maintained by the applicable Trustee or Indenture Trustee. The final payment on any Definitive Security, however, will be made only upon presentation and surrender of that Definitive Security at the office or agency specified in the notice of final payment to the applicable Securityholders. The applicable Trustee or the Indenture Trustee will provide notice to the applicable Securityholders not less than 15 nor more than 30 days prior to the date on which final payment is expected to occur.

     Definitive Securities will be transferable and exchangeable at the offices of the applicable Trustee or of a registrar named in a notice delivered to holders of Definitive Securities. No service charge will be imposed for any registration of transfer or exchange, but the applicable Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.


              Description of the Transfer and Servicing Agreements


     The following summary describes the material terms of each Sale and Servicing Agreement or Pooling and Servicing Agreement pursuant to which a Trust will purchase Receivables from the Depositor and the Servicer will agree to service those Receivables, each Trust Agreement (or in the case of a grantor trust, the Pooling and Servicing Agreement) pursuant to which a Trust will be created and certificates will be issued and each Administration Agreement pursuant to which BMW FS will undertake specified administrative duties with respect to a Trust that issues notes (collectively, the "Transfer and Servicing Agreements"). Forms of the Transfer and Servicing Agreements have been filed as exhibits to the registration statement of which this prospectus forms a part. The provisions of any of the Transfer and Servicing Agreements may differ from those described in this prospectus and, if so, will be described in the applicable prospectus supplement. This summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements.

Sale and Assignment of Receivables


     On or prior to the closing date specified with respect to any given Trust in the applicable prospectus supplement (the "Closing Date"), BMW FS or BMW Bank will sell and assign to the Depositor, without recourse, pursuant to a Purchase Agreement (the "Purchase Agreement"), its entire interest in the Receivables comprising the related Receivables Pool, including the security interests in the Financed Vehicles. On the Closing Date, the Depositor will transfer and assign to the applicable Trustee on behalf of the Trust, without recourse, pursuant to a Sale and Servicing Agreement or a Pooling and Servicing Agreement, as applicable, its entire interest in the Receivables comprising the related Receivables Pool, including its security interests in the related Financed Vehicles. Each Receivable will be identified in a schedule appearing as an exhibit to the related Sale and Servicing Agreement or Pooling and Servicing Agreement (a "Schedule of Receivables"), but the existence and characteristics of the related Receivables will not be verified by the related Trustee. The applicable Trustee will, concurrently with the transfer and assignment, on behalf of the Trust, execute and deliver the related notes and/or certificates. The net proceeds received from the sale of the certificates and the notes of a given series will be applied to the purchase of the related Receivables from the Depositor and, to the extent specified in the applicable prospectus supplement, to make any required initial deposit into the Reserve Fund and the Yield Supplement Account, if any.

     Unless otherwise provided in the related prospectus supplement, BMW FS, (or BMW Bank, as applicable) pursuant to a Purchase Agreement, and the Depositor, pursuant to a Sale and Servicing Agreement or a Pooling and Servicing Agreement, will represent and warrant, among other things, that:


     1. the information provided in the related Schedule of Receivables is true and correct in all material respects;


     2. at the time of origination of each Receivable, the related Obligor on each Receivable is required to maintain physical damage insurance covering the Financed Vehicle in accordance with BMW FS' (or BMW Bank's) normal requirements;

     3. as of the applicable Closing Date, each of those Receivables is or will be secured by a first priority perfected security interest in favor of BMW FS (or BMW Bank, as applicable) in the Financed Vehicle;


     4. to the best of its knowledge, as of the applicable Closing Date, the related Receivables are free and clear of all security interests, liens, charges and encumbrances and no offsets, defenses or counterclaims have been asserted or threatened;

     5. each related Receivable, at the time it was originated, complied and, as of the applicable Closing Date, complies in all material respects with applicable federal and state laws, including, consumer credit, truth-in-lending, equal credit opportunity and disclosure laws; and

     6. any other representations and warranties that may be set forth in the applicable prospectus supplement are true and correct in all material respects.


     Unless otherwise provided for in the related prospectus supplement, as of the last day of the second (or, if the Depositor so elects, the first) Collection Period following the discovery by or notice to the Depositor of a breach of any representation or warranty of the Depositor that materially and adversely affects the interests of the related Securityholders in any Receivable, the Depositor, unless the breach is cured, will repurchase that Receivable (a "Warranty Receivable") from that Trust and, pursuant to the related Purchase Agreement, BMW FS (or BMW Bank, as applicable) will purchase that Warranty Receivable from the Depositor, at a price equal to the Warranty Purchase Payment for that Receivable. Unless otherwise specified in the related prospectus supplement, the "Warranty Purchase Payment"for



     1.   a Precomputed Receivable will be equal to:

          (a)  the sum of:

               (i)   all remaining Scheduled Payments;

               (ii) all past due Scheduled Payments for which an Advance has not been made;

               (iii) all outstanding Advances made by the Servicer in respect of the Precomputed Receivable; and

               (iv) an amount equal to any reimbursements of outstanding Advances made to the Servicer with respect to the Precomputed Receivable from collections made on or in respect of other Receivables, minus

          (b)  the sum of:

               (i) of all Payments Ahead in respect to that Warranty Receivable held by the Servicer or on deposit in the Payahead Account;

               (ii) the rebate, calculated on an actuarial basis, that would be payable to the Obligor on the Precomputed Receivable were the Obligor to prepay the Precomputed Receivable in full on that day (a "Rebate"); and

               (iii) any proceeds of the liquidation of the Precomputed
                     Receivable previously received (to the extent applied to reduce the Principal Balance of the Precomputed Receivable) and

     2. a Simple Interest Receivable, will be equal to its unpaid principal balance, plus interest on that Receivable at a rate equal to the APR to the last day of the Collection Period relating to the repurchase.


This repurchase obligation will constitute the sole remedy available to the Securityholders or the Trust for any uncured breach by the Depositor. The obligation of the Depositor to repurchase a Receivable will not be conditioned on performance by BMW FS of its obligation to purchase that Receivable from the Depositor pursuant to the related Purchase Agreement.


     Pursuant to each Sale and Servicing Agreement or Pooling and Servicing Agreement, the Depositor and each Trust will designate the Servicer as custodian to maintain possession as that Trust's agent of the related retail installment sale contracts and any other documents relating to the Receivables. To assure uniform quality in servicing both the Receivables and the Servicer's own portfolio of motor vehicle retail installment sale contracts, as well as to facilitate servicing and reduce administrative costs, the documents evidencing the Receivables will not be physically segregated from other motor vehicle retail installment sale contracts of the Servicer, or those which the Servicer services for others, or marked to reflect the transfer to the related Trust as long as BMW FS is servicing the Receivables. However, Uniform Commercial Code ("UCC") financing statements reflecting the sale and assignment of the Receivables by BMW FS (or BMW Bank, as applicable) to the Depositor and by the Depositor to the applicable Trust will be filed, and the respective accounting records and computer files of BMW FS (or BMW Bank, as applicable) and the Depositor will reflect that sale and assignment. Because the Receivables will remain in the Servicer's possession and will not be stamped or otherwise marked to reflect the assignment to the Trustee, if a subsequent purchaser were able to take physical possession of the Receivables without knowledge of the assignment, the Trust's interest in the Receivables could be defeated. In addition, in some cases, the Trustee's security interest in collections that have been received by the Servicer but not yet remitted to the related Collection Account could be defeated. We refer you to "Certain Legal Aspects of the Receivables--Security Interests" in this prospectus.


Accounts

     With respect to each Trust that issues notes, the Servicer will establish and maintain with the related Trustee or Indenture Trustee one or more accounts (each, a "Collection Account"), in the name of the Trustee or Indenture Trustee on behalf of the related Securityholders, into which payments made on or with respect to the related Receivables and amounts released from any Yield Supplement Account, Reserve Fund or other form of credit enhancement will be deposited for payment to the related Securityholders. With respect to each Trust that does not issue notes, the Servicer will also establish and maintain a Collection Account and any other Account in the name of the related Trustee on behalf of the related Certificateholders.

     If so provided in the related prospectus supplement, the Servicer will establish for each series of Securities an additional account (the "Payahead Account"), in the name of the related Trustee or, if that Trust issues notes, the Indenture Trustee, into which, to the extent required by the Sale and Servicing Agreement or Pooling and Servicing Agreement, early payments by or on behalf of Obligors on Precomputed Receivables ("Payments Ahead") will be deposited until the time as the related payment becomes due. Until that time as Payments Ahead are transferred from the Payahead Account to a Collection Account, they will not constitute collected interest or collected principal and will not be available for payment to the applicable Noteholders or Certificateholders. The Payahead Account will initially be maintained with the applicable Indenture Trustee or Trustee.

     Any other accounts to be established with respect to a Trust, including any Yield Supplement Account or any Reserve Fund, will be described in the applicable prospectus supplement.


     For any series of Securities, funds in the related Collection Account, any Yield Supplement Account, the Reserve Fund and other accounts that may be identified in the applicable prospectus supplement (collectively, the "Accounts") will be invested as provided in the related Sale and Servicing Agreement or Pooling and Servicing Agreement in Eligible Investments. "Eligible Investments" are generally limited to investments acceptable to the rating agencies rating the Securities as being consistent with the rating of those Securities, including obligations of the Servicer and its affiliates, to the extent consistent with that rating. Except as described below or in the related prospectus supplement, Eligible Investments are limited to obligations or securities that mature on or before the next Payment Date for that series. However, to the extent permitted by the rating agencies, funds in any Account, except the Collection Account, may be invested in obligations or securities that will not mature prior to the next Payment Date with respect to those certificates or notes and will not be sold to meet any shortfalls. Thus, the amount of cash in any Reserve Fund or the Yield Supplement Account at any time may be less than the balance of the Reserve Fund or the Yield Supplement Account, as the case may be. If the amount required to be withdrawn from any Reserve Fund or the Yield Supplement Account to cover shortfalls in collections on the related Receivables (as provided in the applicable prospectus supplement) exceeds the amount of cash in the Reserve Fund or the Yield Supplement Account, as the case may be, a temporary shortfall in the amounts paid to the related Noteholders or Certificateholders could result, which could, in turn, increase the average life of the notes or the certificates of that series. Investment earnings on funds deposited in the Accounts, net of losses and investment expenses, shall be released to the Servicer or the Depositor on each Payment Date and shall be the property of the Servicer or the Depositor, as the case may be.


     For each Trust, the Accounts will be maintained with the related Indenture Trustee or the Trustee so long as it is an "Eligible Institution," which is a depository institution or trust company,

     1. the short-term unsecured debt obligations of which have a rating of "P-1" by Moody's Investors Service, Inc. ("Moody's") and a rating of "A-1+" by Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") (the "Required Deposit Rating"); or


     2. having corporate trust powers and organized under the laws of the United States, any State, the District of Columbia or the Commonwealth of Puerto Rico which has a long-term deposit rating from Moody's of at least "Baa3" or Standard & Poor's of at least "BBB-" (or a lower rating as either rating agency shall approve in writing).

     If the related Indenture Trustee or the Trustee, as the case may be, ceases to be an Eligible Institution, then the Servicer shall, with the assistance of the Indenture Trustee or the Trustee as may be necessary, cause each Account to be moved to an Eligible Institution.

Servicing Procedures

     The Servicer will make reasonable efforts to collect all payments due with respect to the Receivables held by any Trust and will, consistent with the related Sale and Servicing Agreement or Pooling and Servicing Agreement, follow the collection procedures it follows with respect to comparable motor vehicle retail installment sale contracts it services for itself and others.


     The Servicer will be authorized to grant, in some circumstances, rebates, adjustments or extensions with respect to a Receivable. However, if any modification of a Receivable extends the maturity of a Receivable beyond the final scheduled maturity date set forth in the applicable prospectus supplement (the "Final Scheduled Maturity Date") the Servicer will be obligated to purchase the Receivable as described below.


     In addition, the Servicer will covenant that, except as otherwise contemplated in the related agreement (including the provisions in the immediately two preceding paragraphs) and except as permitted by the Servicer's credit and collection policies:

     1. it will not release any Financed Vehicle from the security interest granted in the related Receivable;

     2. it will do nothing to impair the rights of the Securityholders in the Receivables;

     3.   it will not alter the APR of any Receivable;

     4. it will not modify the number of payments under a Receivable or the maturity of a Receivable beyond the Final Scheduled Maturity Date unless it is making advances corresponding to reduction in Scheduled Payments as described above; and

     5.   it will not alter the amount financed under a Receivable.


     The Servicer or the Trustee shall inform the other party and the Indenture Trustee promptly upon the discovery of any breach by the Servicer of the above obligations that would materially and adversely affect any Receivable. Unless the breach is cured by the last day of the second Collection Period following the discovery (or, if the Servicer so elects, the last day of the first Collection Period following the discovery), the Servicer is required to purchase any Receivable materially and adversely affected by the breach (an "Administrative Receivable") from the Trust at a price equal to the Administrative Purchase Payment for that Receivable or at another price as set forth in the related prospectus supplement. The "Administrative Purchase Payment"

     1.   for a Precomputed Receivable, will be equal to:

          (a)  the sum of:

               (i) all remaining Scheduled Payments (plus any applicable yield maintenance payments);

               (ii) an amount equal to any reimbursements of Advances made by the Servicer with respect to the Precomputed Receivable from collections on or in respect of other Receivables; and

               (iii) all past due Scheduled Payments for which an Advance has not been made, minus;

          (b) all Payments Ahead in respect of the Precomputed Receivable held by the Servicer or on deposit in the Payahead Account;

     2. for a Simple Interest Receivable, will be equal to its unpaid Principal Balance, plus interest on that Receivable at a rate equal to the sum of the Interest Rate or Pass Through Rate specified in the related Sale and Servicing Agreement or Pooling and Servicing Agreement and the Servicing Fee Rate to the last day of the Collection Period relating to that purchase.


Upon the purchase of any Administrative Receivable, the Servicer will for all purposes of the related Sale and Servicing Agreement or the Pooling and Servicing Agreement, as applicable, be deemed to have released all claims for the reimbursement of outstanding Advances made in respect of that Administrative Receivable. This purchase obligation will constitute the sole remedy available to the Certificateholders or the Trustee for any uncured breach by the Servicer.

     If the Servicer determines that eventual payment in full of a Receivable is unlikely, the Servicer will follow its normal practices and procedures to recover all amounts due upon that Receivable, including repossessing and disposing of the related Financed Vehicle at a public or private sale, or taking any other action permitted by applicable law. We refer you to "Certain Legal Aspects of the Receivables."

Insurance on Financed Vehicles

     Each Receivable requires the related Obligor to maintain specific levels and types of insurance coverage to protect the Financed Vehicle against losses. BMW FS requires evidence of insurance coverage by the Obligors at the time of origination of the Receivables, but performs no verification of continued coverage after origination. BMW FS will not be obligated to make payments to the Trust for any loss as to which third party insurance has not been maintained, except to the extent of its obligations under the related Purchase Agreement. Since the Obligors may select their own insurers to provide the requisite coverage, the specific terms of their policies may vary. BMW FS will not be required to monitor the maintenance of insurance. A failure by an Obligor to maintain physical damage insurance will constitute a default under the related Receivable. We refer you to "The Receivables--Underwriting of Motor Vehicle Loans." In the event that the Obligor fails to maintain any required insurance and this failure results in a shortfall in amounts to be distributed to Noteholders which is not covered by amounts on deposit in the Reserve Fund or by subordination of payments on the certificates to the extent described in this prospectus, the Securityholders could suffer a loss on their investment.

Collections

     With respect to each Trust, the Servicer will deposit all payments on Receivables received from Obligors and all proceeds of Receivables collected during the collection period specified in the applicable prospectus supplement (each, a "Collection Period") into the Collection Account not later than two Business Days after receipt. However, if each condition to making monthly deposits as may be required by the related Sale and Servicing Agreement or Pooling and Servicing Agreement (including, the


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

satisfaction of specified ratings criteria by the Servicer and the absence of any Servicer Default) is satisfied, the Servicer may retain these amounts until the Business Day immediately preceding the related Payment Date. The Servicer will be entitled to withhold, or to be reimbursed from amounts otherwise payable into or on deposit in the Collection Account, amounts previously deposited in the Collection Account but later determined to have resulted from mistaken deposits or postings. Except in some circumstances described in the related Sale and Servicing Agreement or Pooling and Servicing Agreement, pending deposit into the Collection Account, collections may be employed by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds.

     The Servicer or the Depositor, as the case may be, will remit the aggregate Warranty Purchase Payments and Administrative Purchase Payments of Receivables to be purchased from the Trust, if any, to the Collection Account on the Business Day immediately preceding the related Payment Date.

     If the Servicer were unable to remit the funds as described above, Securityholders might incur a loss. To the extent set forth in the applicable prospectus supplement, the Servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related Trust to secure timely remittances of collections on the related Receivables and payment of the aggregate Warranty Purchase Payments and Administrative Purchase Payments with respect to Receivables required to be repurchased by the Depositor or the Servicer, as applicable.

     Collections on or in respect of a Receivable made during a Collection Period (including Warranty Purchase Payments and Administrative Purchase Payments) which are not late fees, extension fees or other similar fees or charges will be applied first to any outstanding Advances made by the Servicer with respect to the Receivable, and then to the related Scheduled Payment. Any collections on or in respect of a Receivable remaining after those applications will be considered an "Excess Payment." Excess Payments constituting a prepayment in full of Precomputed Receivables and any Excess Payments relating to Simple Interest Receivables will be applied as a prepayment in respect of the Receivable (each, a "Prepayment"). All other Excess Payments in respect of Precomputed Receivables will be held by the Servicer (or if the Servicer has not satisfied particular requirements, deposited in the Payahead Account), as a Payment Ahead.

Advances

     Unless otherwise provided in the related prospectus supplement, if the Scheduled Payment due on a Precomputed Receivable (other than an Administrative Receivable or a Warranty Receivable) is not received in full by the end of the month in which it is due, whether as the result of any extension granted to the Obligor or otherwise, the amount of Payments Ahead, if any, not previously applied with respect to the Precomputed Receivable, shall be applied by the Servicer to the extent of the shortfall and the Payments Ahead shall be reduced accordingly. If any shortfall remains, the Servicer will make an advance to the Trust in an amount equal to the shortfall (each, a "Precomputed Advance"). The Servicer will not be obligated to make a Precomputed Advance to the extent that it determines, in its sole discretion, that the Precomputed Advance will not be recovered from subsequent collections on or in respect of the related Precomputed Receivable. All Precomputed Advances shall be reimbursable to the Servicer, without interest, if and when a payment relating to a Receivable with respect to which a Precomputed Advance has previously been made is subsequently received (other than from Administrative Purchase Payments). Upon the determination by the Servicer that reimbursement from the preceding source is unlikely, it will be entitled to recover unreimbursed Precomputed Advances from collections on or in respect of other Precomputed Receivables.


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


     In addition, if the Scheduled Payment on a Simple Interest Receivable, other than an Administrative Receivable or a Warranty Receivable, is not received in full by the end of the month in which it is due, the Servicer shall, subject to the limitations set forth below, advance to the Trust in an amount with respect to the Simple Interest Receivable equal to the product of the Principal Balance of the Simple Interest Receivable as of the first day of the related Collection Period and one-twelfth of its APR minus the amount of interest actually received on the Simple Interest Receivable during the related Collection Period (each, a "Simple Interest Advance," and together with the Precomputed Advances, the "Advances"). If a calculation results in a negative number, an amount equal to that negative amount shall be paid to the Servicer in reimbursement of outstanding Simple Interest Advances. In addition, in the event that a Simple Interest Receivable becomes a liquidated Receivable, the amount of accrued and unpaid interest on that Receivable (but not including interest for the current Collection Period) shall, up to the amount of all outstanding Simple Interest Advances in respect of that Receivable, be withdrawn from the related Collection Account and paid to the Servicer in reimbursement of the outstanding Simple Interest Advances. No advances of principal will be made with respect to Simple Interest Receivables. The Servicer will not be obligated to make a Simple Interest Advance, other than in respect of an interest shortfall arising from the prepayment of a Simple Interest Receivable, to the extent that it determines, in its sole discretion, that Simple Interest Advance will not be recovered from subsequent collections on or in respect of the related Simple Interest Receivable.


     The Servicer will make all Advances by depositing into the related Collection Account an amount equal to the aggregate of the Precomputed Advances and Simple Interest Advances due in respect of a Collection Period on the Business Day immediately preceding the related Payment Date.

Servicing Compensation

     Unless otherwise provided in the applicable prospectus supplement, the Servicer will be entitled to receive a basic servicing fee for each Collection Period in an amount equal to a specified percent per annum (as set forth in the applicable prospectus supplement, the "Servicing Fee Rate") of the Pool Balance as of the first day of the related Collection Period (the "Base Servicing Fee"). The Base Servicing Fee (together with any portion of the Base Servicing Fee that remains unpaid from prior Payment Dates) will be paid solely to the extent of amounts available for that purpose as set forth in the applicable prospectus supplement. However, the Base Servicing Fee will be paid prior to the payment of available amounts to the Noteholders or the Certificateholders of the given series.

     Unless otherwise provided in the applicable prospectus supplement, the Servicer will also be entitled to collect and retain any late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to the related Receivables and any interest earned during a Collection Period from the investment of monies in the Collection Account as additional servicing compensation (the "Supplemental Servicing Fee" and, together with the Base Servicing Fee, the "Total Servicing Fee"). Payments by or on behalf of Obligors will be allocated to scheduled payments and late fees and other charges in accordance with the Servicer's normal practices and procedures. In addition, the Servicer will be entitled to reimbursement from any given Trust for specified liabilities. The Servicer will be paid the Base Servicing Fee for each Collection Period on the Payment Date related to that Collection Period prior to the payment of interest on any class of notes or certificates. However, if each rating agency for a series of notes or certificates confirms that it will not reduce the rating of any class of notes or certificates in that series, as the case may be, the Base Servicing Fee in respect of a Collection Period (together with any portion of the Base Servicing Fee that remains unpaid from the prior Payment Dates) will be paid at the beginning of that Collection Period out of collections of interest on the related Receivables.


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

     The Total Servicing Fee will compensate the Servicer for performing the functions of a third party servicer of motor vehicle receivables as an agent for the beneficial owner of those Receivables, including collecting and posting all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment statements to Obligors, reporting tax information to Obligors, paying costs of collections and policing the collateral. The Total Servicing Fee also will compensate the Servicer for administering the particular Receivables Pool, including making Advances, accounting for collections and furnishing monthly statements to the related Trustee and Indenture Trustee with respect to payments. The Total Servicing Fee also will reimburse the Servicer for specified taxes, the fees of the related Trustee and Indenture Trustee, if any, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the applicable Receivables Pool.


     The "Pool Balance" will equal the aggregate Principal Balance of the Receivables. The "Principal Balance" of a Receivable as of any date will equal the original principal balance of the Receivable minus the sum of:

            (i) in the case of a Precomputed Receivable, that portion of all Scheduled Payments due on or prior to that date allocable to principal, computed in accordance with the actuarial method;

            (ii) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to that date allocable to principal;


            (iii) any Warranty Purchase Payment or Administrative Purchase
                  Payment with respect to the Receivable allocable to principal (to the extent not included in clauses (i) and (ii) above); and


            (iv) any Prepayments or other payments applied to reduce the unpaid principal balance of the Receivable (to the extent not included in clauses (i) and (ii) above).


Yield Supplement Account; Yield Supplement Agreement

     Yield Supplement Account. A "Yield Supplement Account" may be established with respect to any class or series of Securities. The terms relating to any Yield Supplement Account will be set forth in the applicable prospectus supplement. Each Yield Supplement Account will be designed to hold funds to be applied by the related Trustee or, if that Trust issues notes, the related Indenture Trustee, to provide payments to Securityholders in respect of Receivables that have APRs less than the sum of the Pass Through Rate or Interest Rate specified in the applicable prospectus supplement plus the Servicing Fee Rate specified in the applicable prospectus supplement (the "Required Rate"). Unless otherwise specified in the applicable prospectus supplement, each Yield Supplement Account will be maintained with the same entity with which the related Collection Account is maintained and will be created on the related Closing Date with an initial deposit in an amount and by the Depositor or other person specified in the applicable prospectus supplement.

     On each Payment Date, the related Trustee or Indenture Trustee will transfer to the Collection Account from monies on deposit in the Yield Supplement Account an amount specified in the applicable prospectus supplement (the "Yield Supplement Deposit") in respect of the Receivables having APRs less than the Required Rate for that Payment Date. Unless otherwise specified in the applicable prospectus


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

supplement, amounts on deposit on any Payment Date in the Yield Supplement Account in excess of the "Required Yield Supplement Amount" specified in the applicable prospectus supplement, after giving effect to all payments to be made on that Payment Date, will be released to the Depositor. The Depositor or other person specified in the applicable prospectus supplement will not have any obligation after the related Closing Date to deposit any amounts into the Yield Supplement Account after the related Closing Date even if the amount on deposit in that account is less than the Required Yield Supplement Amount for any Payment Date. Monies on deposit in the Yield Supplement Account may be invested in Eligible Investments under the circumstances and in the manner described in the related Pooling and Servicing Agreement or Trust Agreement.

Distributions on the Securities


     With respect to each series of Securities, beginning on the Payment Date specified in the applicable prospectus supplement, payments of principal of and interest (or, where applicable, of principal or interest only) on each class of those Securities entitled to payments of principal and interest will be made by the applicable Indenture Trustee to the Noteholders and by the applicable Trustee to the Certificateholders of that series. The timing, calculation, allocation, order, source, priorities of and requirements for all payments to each class of Noteholders and all payments to each class of Certificateholders of that series will be set forth in the applicable prospectus supplement.


     With respect to each Trust, on each Payment Date, collections on the related Receivables will be withdrawn from the related Collection Account and will be paid to the Noteholders and/or Certificateholders to the extent provided in the applicable prospectus supplement. Credit enhancement, such as a Reserve Fund, may be available to cover any shortfalls in the amount available for payment to the Securityholders on that date to the extent specified in the applicable prospectus supplement. As more fully described in the applicable prospectus supplement,

     1. payments of principal of a class of Securities of a given series will be subordinate to payments of interest on that class;

     2. payments in respect of one or more classes of certificates of that series may be subordinate to payments in respect of notes, if any, of that series or other classes of certificates of that series; and

     3. payments in respect of one or more classes of notes of that series may be subordinated to payments in respect of other classes of notes of that series.

Credit and Cash Flow Enhancement

     The amounts and types of credit and cash flow enhancement arrangements and the applicable provider, with respect to each class of Securities of a given series, if any, will be set forth in the applicable prospectus supplement. If and to the extent provided in the applicable prospectus supplement, credit and cash flow enhancement may be in the form of subordination of one or more classes of Securities, Reserve Funds, over-collateralization to cover either or both credit risk or yield enhancement, letters of credit, credit or liquidity facilities, surety bonds, guaranteed investment contracts, swaps or other interest rate protection agreements, repurchase obligations, yield supplement agreements, other agreements with respect to third party payments or other support, cash deposits or other arrangements that may be described in the applicable prospectus supplement or any combination of the foregoing. If specified in the applicable prospectus supplement, credit or cash flow enhancement for a class of

Securities may cover one or more other classes of Securities of the same series, and credit or cash flow enhancement for a series of Securities may cover one or more other series of Securities.

     The presence of a Reserve Fund and other forms of credit enhancement for the benefit of any class or series of Securities is intended to enhance the likelihood of receipt by the Securityholders of that class or series of the full amount of principal and interest due on those Securities and to decrease the likelihood that that Securityholders will experience losses. Credit or cash flow enhancement for a class or series of Securities will not provide protection against all risks of loss and will not guarantee repayment of the entire principal of and interest on those Securities. If losses occur which exceed the amount covered by any credit enhancement or which are not covered by any credit enhancement, Securityholders of any class or series will bear their allocable share of deficiencies, as described in the applicable prospectus supplement. In addition, if a form of credit enhancement covers more than one class or series of Securities, Securityholders of any of that class or series will be subject to the risk that that credit enhancement will be exhausted by the claims of Securityholders of other classes or series.

     Reserve Fund. If provided in the applicable prospectus supplement, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Depositor or a third party will establish for a series or class of Securities an account, as specified in the applicable prospectus supplement, which may be designated as a "Reserve Fund" (the "Reserve Fund"), which will be maintained with the related Trustee or Indenture Trustee, as applicable. Unless otherwise specified in the prospectus supplement, the Reserve Fund will be funded by an initial deposit by the Depositor or a third party on the Closing Date in the amount set forth in the applicable prospectus supplement (the "Reserve Fund Initial Deposit"). To the extent provided in the applicable prospectus supplement, the amount on deposit in the Reserve Fund will be increased on each Payment Date thereafter up to the Specified Reserve Fund Balance (as defined in the applicable prospectus supplement) by the deposit in the Reserve Fund of the amount of collections on the related Receivables remaining on each Payment Date after all specified payments on that date are made. The applicable prospectus supplement will describe the circumstances and manner under which payments may be made out of the Reserve Fund, either to holders of the Securities covered by that prospectus supplement or to the Depositor or a third party. Monies on deposit in the Reserve Fund may be invested in Eligible Investments under the circumstances and in the manner described in the related Sale and Servicing Agreement or the Pooling and Servicing Agreement.


     Surety Bond. The prospectus supplement may provide that the Trust enter into agreements with an insurer for the purpose of guaranteeing payments of principal and/or interest on the Securities. If, on the date so specified in the prospectus supplement, the amount on deposit in the Collection Account after giving effect to all amounts deposited to or payable from a Payahead Account, a prefunding account or a capitalized interest agreement with respect to the related Payment Date, is less than the sum of the Base Servicing Fee, and amounts due to Securityholders on the related Payment Date, the Trustee by delivering a notice to the insurer shall demand payment under the surety bond in an amount equal to the deficiency. The applicable prospectus supplement will describe the circumstances and manner under which payments may be made under the surety bond, either to Securityholders, or the Trustee or the Indenture Trustee, as the case may be.


     Pre-funding feature. A Trust may enter into an agreement with the Depositor, in which the Depositor may sell additional Receivables to the Trust after the Closing Date. The transfer of Receivables to the Trust after the Closing Date is known as a pre-funding feature. Any subsequent Receivables will be required to conform to the requirements described in the related prospectus supplement. If a pre-funding feature is used, the Trustee or the Indenture Trustee will be required to deposit all or a portion of the proceeds of the sale of the Securities of the series in a segregated account. The subsequent Receivables will be transferred to the Trust in exchange for money released from that


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

segregated account. Any transfer of Receivables must occur within a specified period, not to exceed one year. If a Trust elects federal income tax treatment as a grantor trust, the pre-funding period will be limited to three months. If all of the monies originally deposited in the segregated account are not used by the end of the specified period, all remaining monies will be applied as a mandatory prepayment of a designated class or classes of Securities.

     Cash Collateral Account. The prospectus supplement may provide that upon the occurrence of an event of default by the Servicer, a segregated cash collateral account may be established as security for the Servicer's obligations under the Sale and Servicing Agreement or the Pool and Servicing Agreement, as the case may be.

Net Deposits

     As an administrative convenience, as long as specified conditions are satisfied, the Servicer will be permitted to make the deposit of collections, aggregate Advances and Administrative Purchase Payments for any Trust for or with respect to the related Collection Period net of payments to be made to the Servicer with respect to that Collection Period. The Servicer may cause to be made a single, net transfer to the Collection Account. The Servicer, however, will account to the Trustee, any Indenture Trustee, the Noteholders, if any, and the Certificateholders with respect to each Trust as if all deposits, payments and transfers were made individually. With respect to any Trust that issues both certificates and notes, if the related Payment Dates are not the same for all classes of Securities, all distributions, deposits or other remittances made on a Payment Date will be treated as having been distributed, deposited or remitted on the same Payment Date for the applicable Collection Period for purposes of determining other amounts required to be distributed, deposited or otherwise remitted on a Payment Date.

Statements to Trustees and the Trust

     On or prior to each Payment Date (each, a "Determination Date" to be specified in the applicable prospectus supplement), the Servicer will provide to the applicable Indenture Trustee, if any, and the applicable Trustee a statement setting forth with respect to a series of Securities substantially the same information that is required to be provided in the periodic reports provided to Securityholders of that series described under "--Statements to Securityholders" below.

Statements to Securityholders

     With respect to each series of Securities that includes notes, on or prior to each Payment Date, the Servicer will prepare and provide to the related Indenture Trustee a statement to be delivered to the related Noteholders on that Payment Date. In addition, on or prior to each Payment Date, the Servicer will prepare and provide to the related Trustee of each Trust, a statement to be delivered to the Certificateholders. Each statement to be delivered to Securityholders will include (to the extent applicable) the following information (and any other information so specified in the applicable prospectus supplement) as to the notes of that series and as to the certificates of that series with respect to that Payment Date:

     1. the amount of the payment allocable to the principal amount of each class of those notes and to the Certificate Balance of each class of those certificates;

     2. the amount of the payment allocable to interest on each class of Securities of that series;

     3. the amount of the distribution allocable to the Yield Supplement Deposit, if any;


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

     4. the Pool Balance as of the close of business on the last day of the related Collection Period after giving effect to payments allocated to principal reported under clause (1) above;

     5. the amount of the total Servicing Fee paid to the Servicer with respect to the related Collection Period;

     6. the Interest Rate or Pass Through Rate for the Interest Period relating to the succeeding Payment Date for any class of notes or certificates of that series with variable or adjustable rates;

     7. the Noteholders' Interest Carryover Shortfall, the Noteholders' Principal Carryover Shortfall, the Certificateholders' Interest Carryover Shortfall and the Certificateholders' Principal Carryover Shortfall (each as defined in the applicable prospectus supplement), if any, in each case as applicable to each class of Securities;

     8. the Note Pool Factor for each class of those notes, and the Certificate Balance and the Certificate Pool Factor for each class of those certificates, each after giving effect to all payments reported under clause (1) above on that date;

     9.   the amount of non-recoverable Advances on that Payment Date;


     10. the balance of any related Reserve Fund on that date, after giving effect to changes to the related Reserve Fund on that date and the amount of those changes;


     11.  the amount of Trust fees and expenses;

     12. the Available Amounts, as that term is defined in the prospectus supplement;

     13. the amount available under the Servicer's letter of credit, surety bond or insurance policy (the "Servicer Letter of Credit") as provided in the Sale and Servicing Agreement, if any, and the amount as a percentage of the Pool Balance as of the last day of that Collection Period; and

     14.  payments to and from third party credit enhancement providers, if any.

     Each amount set forth in subclauses (1), (2), (5) and (7) above will be expressed in the aggregate and as a dollar amount per $1,000 of the original principal amount of each class of notes or the Original Certificate Balance of each class of certificates, as the case may be.

     Copies of the statements may be obtained by the Securityholders by delivering a request in writing addressed to the applicable Trustee at its address set forth in the applicable prospectus supplement.

     Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of each Trust, the applicable Trustee will mail to each person who at any time during that calendar year has been a Securityholder with respect to that Trust and received any payment a statement containing information for the purposes of that Securityholder's preparation of federal income tax returns. We refer you to "Material Income Tax Consequences."


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

Evidence as to Compliance

     Each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that a firm of independent public accountants will furnish to the related Trust and Indenture Trustee or Trustee, as applicable, annually a statement as to compliance in all material respects by the Servicer during the preceding twelve months (or, in the case of the first statement, from the applicable Closing Date, which may be longer than twelve months) with specified standards relating to the servicing of the applicable Receivables.

     Each Sale and Servicing Agreement and Pooling and Servicing Agreement will also provide for delivery to the related Trust and Indenture Trustee or Trustee, as applicable, substantially simultaneously with the delivery of those accountants' statement referred to above, of a certificate signed by an officer of the Servicer stating that the Servicer has fulfilled its obligations under the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, throughout the preceding twelve months (or, in the case of the first certificate, from the Closing Date) in all material respects or, if there has been a default in the fulfillment of any obligation, describing each default. The Servicer has agreed to give each Indenture Trustee and each Trustee notice of specified Servicer Defaults under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable.

     Copies of the statements and certificates may be obtained by Securityholders by a request in writing addressed to the applicable Trustee.

Certain Matters Regarding the Servicer

     Each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that BMW FS may not resign from its obligations and duties as Servicer under those documents, except upon BMW FS' determination that its performance of those duties is no longer permissible under applicable law. No resignation will become effective until the related Indenture Trustee or Trustee, as applicable, or a successor servicer has assumed BMW FS' servicing obligations and duties under the related Sale and Servicing Agreement or Pooling and Servicing Agreement.


     Each Sale and Servicing Agreement and Pooling and Servicing Agreement will further provide that neither the Servicer nor any of its directors, officers, employees or agents will be under any liability to the related Trust or the related Noteholders or Certificateholders for taking any action or for refraining from taking any action pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement or for errors in judgment; except that neither the Servicer nor any person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of the Servicer's duties under that document or by reason of reckless disregard of its obligations and duties under that document. In addition, each Sale and Servicing Agreement and Pooling and Servicing Agreement will provide that the Servicer is not obligated to appear in, prosecute or defend any legal action that is not incidental to the Servicer's servicing responsibilities under the related Sale and Servicing Agreement or Pooling and Servicing Agreement and that, in its opinion, may cause it to incur any expense or liability. The Servicer may, however, undertake any reasonable action that it may deem necessary or desirable in respect of the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the rights and duties of the parties to the related Sale and Servicing Agreement or Pooling and Servicing Agreement and the interests of the Securityholders under the applicable agreement. In that event, the legal expenses and costs of that action and any liability resulting from that course of action will be expenses, costs and liabilities of the Servicer, and the Servicer will not be entitled to be reimbursed for those costs and liabilities.



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

     Under the circumstances specified in each Sale and Servicing Agreement and Pooling and Servicing Agreement, any entity into which the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Servicer is a party, or any entity succeeding to all or substantially all of the business of the Servicer will be the successor of the Servicer under the related Sale and Servicing Agreement or Pooling and Servicing Agreement.

Servicer Default

     Except as otherwise provided in the related prospectus supplement, "Servicer Default" under each Sale and Servicing Agreement and Pooling and Servicing Agreement will consist of the following:


     1. any failure by the Servicer to deposit in or credit to any Account any required payment or make the required payments from any Account and that failure continues unremedied for five Business Days after discovery of that failure by the Servicer or after receipt of written notice by the Servicer from the Trustee or the Indenture Trustee, as applicable or from not less than 25% of the voting interests of the most senior class of Securities then outstanding;

     2. any failure by the Servicer to duly observe or perform in any material respect any other covenants or agreements in the Sale and Servicing Agreement or the Pooling and Servicing Agreement, which failure materially and adversely affects the rights of the Securityholders, and which failure continues unremedied for 90 days after written notice of that failure is given as described in clause 1 above; and


     3. the occurrence of events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to the Servicer indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations (any of these events with respect to the Servicer being an "Insolvency Event").

Rights Upon Servicer Default

     In the case of any Trust that has issued notes, unless otherwise provided in the related prospectus supplement, so long as a Servicer Default under a Sale and Servicing Agreement remains unremedied, the related Indenture Trustee or holders of notes of the related series evidencing not less than 25% of the principal amount of the most senior class of notes then outstanding may terminate all the rights and obligations of the Servicer under the Sale and Servicing Agreement, and at that time the Indenture Trustee or a successor servicer appointed by the Indenture Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under the Sale and Servicing Agreement and will be entitled to similar compensation arrangements. In the case of any Trust that has not issued notes, or the notes have been discharged in accordance with their terms, unless otherwise provided in the related prospectus supplement, as long as a Servicer Default under the related Sale and Servicing Agreement or Pool and Servicing Agreement remains unremedied, the related Trustee or holders of certificates of the related series evidencing not less than 25% of the principal amount of the certificates then outstanding (but excluding for purposes of that calculation and action all certificates held by the Depositor, the Servicer or any of their affiliates), acting together as a single class, may terminate all the rights and obligations of the Servicer under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, and at that time the Trustee or a successor servicer appointed by the Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer in its capacity under the Sale and Servicing Agreement and will be entitled to similar compensation arrangements.


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

     However, if a bankruptcy trustee or similar official has been appointed for the Servicer, and no Servicer Default other than the appointment of a bankruptcy trustee or similar official has occurred, that bankruptcy trustee or official may have the power to prevent that Indenture Trustee, those Noteholders, that Trustee or those Certificateholders, as applicable, from effecting a transfer of servicing as described above. If that Indenture Trustee or Trustee is unwilling or unable to so act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a successor servicer with a net worth of at least $50,000,000 and whose regular business includes the servicing of motor vehicle receivables. The related Indenture Trustee or the Trustee, or any person appointed as successor servicer, will be the successor in all respects to the predecessor Servicer under the related Sale and Servicing Agreement or Pooling and Servicing Agreement and all references in the related Sale and Servicing Agreement or Pooling and Servicing Agreement to the Servicer shall apply to that successor servicer. The related Indenture Trustee or Trustee may make arrangements for compensation to be paid, but the compensation for the successor servicer may not be greater than the Base Servicing Fee under the related Sale and Servicing Agreement or Pooling and Servicing Agreement. Notwithstanding termination, the Servicer will be entitled to payment of specified amounts payable to it prior to the termination for services it rendered prior to the termination. Upon payment in full of the principal of and interest on the notes, the Certificateholders will succeed to the rights of the Noteholders with respect to removal of the Servicer.

Waiver of Past Defaults


     With respect to each Trust that has issued notes, unless otherwise provided in the applicable prospectus supplement:

     o the holders of not less than a majority of the most senior class of Securities then outstanding; or

     o in the case of any Servicer Default that does not adversely affect the related Indenture Trustee or the related Noteholders, the holders of certificates of that series (or relevant class or classes of certificates of the series) evidencing a majority of the aggregate Certificate Balance of those certificates then outstanding (but excluding for purposes of calculation and action all certificates held by the Depositor, the Servicer or any of their affiliates), may, on behalf of all those Noteholders or Certificateholders, waive any default by the Servicer in the performance of its obligations under the related Sale and Servicing Agreement and its consequences, except a Servicer Default in making any required deposits to the related Collection Account in accordance with that Sale and Servicing Agreement. With respect to each Trust that has not issued notes, holders of certificates of that series evidencing a majority of the aggregate Certificate Balance of those certificates then outstanding (or relevant class or classes of certificates but excluding for purposes of calculation and action all certificates held by the Depositor, the Servicer or any of their affiliates), may, on behalf of all those Certificateholders, waive any default by the Servicer in the performance of its obligations under the related Pooling and Servicing Agreement, except a Servicer Default in making any required deposits to the related Account in accordance with the related Pooling and Servicing Agreement. No waiver will impair those Noteholders' or Certificateholders' rights with respect to subsequent defaults.

Amendment


     Unless otherwise provided in the related prospectus supplement, each of the Transfer and Servicing Agreements may be amended by the parties to that Transfer and Servicing Agreement, without the consent of the related Noteholders or Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of that Transfer Agreement and Servicing Agreement or of modifying in any manner the rights of the Securityholders thereunder; provided, that any amendment will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the Securityholder; provided, however, that the amendment shall be deemed not to materially and adversely affect the interests of any Securityholder, and no opinion shall be required, if the Rating Agencies confirm that the amendment will not result in the withdrawal, qualification or reduction of the then current ratings of the Securities.

     Each of the Transfer and Servicing Agreements may also be amended from time to time by the parties to that Transfer and Servicing Agreement with the consent of the Noteholders evidencing at least a majority of the Note Balance and the Certificateholders evidencing a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Transfer and Servicing Agreements or of modifying in any manner the rights of the Securityholders; provided, that the amendment may not:

     o increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on or in respect of the Receivables or distributions that are required to be made for the benefit of the Securityholders; or

     o reduce the aforesaid percentage of the notes or certificates that is required to consent to the amendment, without the consent of the holders of all of the outstanding notes or certificates, as applicable.


List of Securityholders

     Three or more holders of the certificates of any class in a series or one or more holders of those certificates of that class evidencing not less than 51% of the Certificate Balance of those certificates may, by written request to the related Trustee, obtain access to the list of all Certificateholders maintained by that Trustee for the purpose of communicating with other Certificateholders with respect to their rights under the related Trust Agreement or Pooling and Servicing Agreement or under those certificates.

     No Transfer and Servicing Agreement will provide for the holding of annual or other meetings of Securityholders.

Insolvency Event

     Each Trust Agreement will provide that the related Trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the related Trust without the unanimous prior approval of all Certificateholders (including the Depositor) of that Trust and the delivery to that Trustee by each Certificateholder (including the Depositor) of a certificate certifying that that Certificateholder reasonably believes that that Trust is insolvent.

Payment of Notes

     Upon the payment in full of all outstanding notes of a given series and the satisfaction and discharge of the related Indenture, the related Trustee will succeed to all the rights of the Indenture Trustee, and the Certificateholders of that series will succeed to all the rights of the Noteholders of that series, under the related Sale and Servicing Agreement, except as otherwise provided in the Sale and Servicing Agreement.


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

Termination

     The respective obligations of the Depositor, the Servicer, BMW FS (so long as BMW FS has rights or obligations under the related Transfer and Servicing Agreement), the related Trustee and the related Indenture Trustee, as the case may be, pursuant to a Transfer and Servicing Agreement will terminate upon the earlier of:

     o the maturity or other liquidation of the last Receivable and the disposition of any amounts received upon liquidation of any remaining Receivables;

     o the payment to Securityholders of all amounts required to be paid to them pursuant to the related agreement; or

     o the purchase by the Servicer of all of the Receivables as of the end of any Collection Period after the Pool Balance is reduced to 10% or less of the sum of the Pool Balance as of the related Cutoff Date and the amount on deposit in the pre-funding account on the Closing Date pursuant to the terms of the Sale and Servicing Agreement.

     The Trustee will give written notice of termination to each Securityholder of record. The final distribution to any Securityholder will be made only upon surrender and cancellation of that holder's Security at any office or agency of the Trustee specified in the notice of termination. Any funds remaining in the Trust, after the Trustee has taken measures to locate a Securityholder set forth in the related Transfer and Servicing Agreement and those measures have failed, will be distributed, subject to applicable law, to the Depositor.

     Upon termination of any Trust, the assets of that Trust will be liquidated and the proceeds from any liquidation, and amounts held in related Accounts, will be applied to pay the notes and the certificates of the related series in full, to the extent of amounts available.

     As more fully described in the applicable prospectus supplement, any outstanding notes of the related series will be redeemed concurrently with any of the events specified above and the subsequent payment to the related Certificateholders of all amounts required to be paid to them pursuant to the applicable Trust Agreement or Pooling and Servicing Agreement will effect early retirement of the certificates of that series.

Administration Agreement

     BMW FS, in its capacity as administrator (the "Administrator"), will enter into an agreement (as amended and supplemented from time to time, an "Administration Agreement") with each Trust that issues notes and the related Indenture Trustee pursuant to which the Administrator will agree, to the extent provided in that Administration Agreement, to provide the notices and to perform other administrative obligations required by the related Indenture. Unless provided for in the applicable prospectus supplement, the Administrator shall not be paid a separate fee for the performance of its duties as Administrator.


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


                    Certain Legal Aspects of the Receivables


General

     The transfer of the Receivables to the applicable Trustee, the perfection of the security interests in the Receivables and the enforcement of rights to realize on the Financed Vehicles as collateral for the Receivables are subject to a number of federal and state laws, including the UCC as in effect in various states. The Servicer and the Depositor will take the action described below to perfect the rights of the applicable Trustee in the Receivables. If another party purchases (including the taking of a security interest in) the Receivables for new value in the ordinary course of its business, without actual knowledge of the Trust's interest, and takes possession of the Receivables, that purchaser would acquire an interest in the Receivables superior to the interest of the Trust.

Security Interests


     General. In states in which retail installment sale contracts, including the Receivables, evidence the credit sale of motor vehicles by dealers to obligors, the contracts also constitute personal property security agreements and include grants of security interests in the vehicles under the applicable UCC. Perfection of security interests in financed motor vehicles is generally governed by the motor vehicle registration laws of the state in which the vehicle is located. In most states, a security interest in a motor vehicle is perfected by obtaining possession of the certificate of title to the motor vehicle or notation of the secured party's lien on the motor vehicle's certificate of title.


     All retail installment sale contracts acquired by BMW FS from BMW Centers name BMW FS as obligee or assignee and as the secured party. BMW FS also takes all actions necessary under the laws of the state in which the related Financed Vehicle is located to perfect its security interest in that Financed Vehicle, including, where applicable, having a notation of its lien recorded on the related certificate of title and obtaining possession of that certificate of title. Because BMW FS continues to service the contracts as Servicer under the Sale and Servicing Agreement or the Pooling and Servicing Agreement, as applicable, the Obligors on the contracts will not be notified of the sale from BMW FS to the Depositor or the sale from the Depositor to the related Trust.

     Perfection. Pursuant to the related Purchase Agreement, BMW FS will sell and assign its security interest in the Financed Vehicles to the Depositor and, with respect to each Trust, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, the Depositor will assign its security interest in the Financed Vehicles to that Trust. However, because of the administrative burden and expense, none of BMW FS, the Depositor or the related Trustee will amend any certificate of title to identify that Trust as the new secured party on that certificate of title relating to a Financed Vehicle. However, UCC financing statements with respect to the transfer to the Depositor of BMW FS' security interest in the Financed Vehicles and the transfer to the Trustee of the Depositor's security interest in the Financed Vehicles will be filed. In addition, the Servicer will continue to hold any certificates of title relating to the Financed Vehicles in its possession as custodian for that Trust pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement. We refer you to "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

     In most states, an assignment such as that under each Purchase Agreement or each Sale and Servicing Agreement or Pooling and Servicing Agreement is an effective conveyance of a security interest without amendment of any lien noted on a motor vehicle's certificate of title, and the assignee succeeds to the assignor's rights as secured party. Although re-registration of the motor vehicle is not necessary to convey a perfected security interest in the Financed Vehicles to the Trust, because the Trust


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

will not be listed as lienholder on the certificates of title, the security interest of that Trust in the vehicle could be defeated through fraud or negligence. In those states, in the absence of fraud or forgery by the motor vehicle owner or the Servicer or administrative error by state or local agencies, the notation of BMW FS' lien on the certificates of title will be sufficient to protect that Trust against the rights of subsequent purchasers of a Financed Vehicle or subsequent lenders who take a security interest in a Financed Vehicle. In each Purchase Agreement, BMW FS will represent and warrant, and in each Sale and Servicing Agreement or Pooling and Servicing Agreement, the Depositor will represent and warrant, that it has taken all action necessary to obtain a perfected security interest in each Financed Vehicle. If there are any Financed Vehicles as to which BMW FS failed to obtain and assign to the Depositor a perfected security interest, the security interest of the Depositor would be subordinate to, among others, subsequent purchasers of the Financed Vehicles and holders of perfected security interests in the Financed Vehicles. To the extent that failure has a material and adverse effect on the Trust's interest in the related Receivables, however, it would constitute a breach of the warranties of BMW FS under the related Purchase Agreement or the Depositor under the related Sale and Servicing Agreement or Pooling and Servicing Agreement. Accordingly, pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, the Depositor would be required to repurchase the related Receivable from the Trust and, pursuant to the related Purchase Agreement, BMW FS would be required to purchase that Receivable from the Depositor, in each case unless the breach was cured. Pursuant to each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Depositor will assign to the related Trust its rights to cause BMW FS to purchase that Receivable under the related Purchase Agreement. We refer you to "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables" and "Risk Factors--Interests of other persons in the receivables and financed vehicles could be superior to the trust's interest, which may result in reduced payments on your securities."


     Continuity of Perfection. Under the laws of most states, the perfected security interest in a motor vehicle would continue for four months after the motor vehicle is moved to a state that is different from the one in which it is initially registered and thereafter until the owner re-registers the motor vehicle in the new state. A majority of states generally require surrender of a certificate of title to reregister a motor vehicle. In those states (for example, California) that require a secured party to hold possession of the certificate of title to maintain perfection of the security interest, the secured party would learn of the re-registration through the request from the obligor under the related installment sales contract to surrender possession of the certificate of title. In the case of motor vehicles registered in states providing for the notation of a lien on the certificate of title but not possession by the secured party (for example, Texas), the secured party would receive notice of surrender from the state of re-registration if the security interest is noted on the certificate of title. Thus, the secured party would have the opportunity to re-perfect its security interest in the vehicle in the state of relocation. However, these procedural safeguards will not protect the secured party if through fraud, forgery or administrative error, the debtor somehow procures a new certificate of title that does not list the secured party's lien. Additionally, in states that do not require a certificate of title for registration of a motor vehicle, re-registration could defeat perfection. In the ordinary course of servicing the Receivables, BMW FS will take steps to effect re-perfection upon receipt of notice of re-registration or information from the Obligor as to relocation. Similarly, when an Obligor sells a Financed Vehicle, BMW FS must surrender possession of the certificate of title or will receive notice as a result of its lien noted on the certificate of title and accordingly will have an opportunity to require satisfaction of the related Receivable before release of the lien. Under each Sale and Servicing Agreement and Pooling and Servicing Agreement, the Servicer will be obligated to take appropriate steps, at the Servicer's expense, to maintain perfection of security interests in the Financed Vehicles and will be obligated to purchase the related Receivable if it fails to do so and that failure has a material and adverse effect on the Trust's interest in the Receivable.

     Priority of Liens Arising by Operation of Law. Under the laws of most states (including California), liens for repairs performed on a motor vehicle and liens for unpaid taxes take priority over even a perfected security interest in a Financed Vehicle. The Code also grants priority to specified federal tax liens over the lien of a secured party. The laws of some states and federal law permit the confiscation of motor vehicles by governmental authorities under some circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in the confiscated vehicle. BMW FS will represent and warrant to the Depositor in each Purchase Agreement, and the Depositor will represent and warrant to the Trust in each Sale and Servicing Agreement and Pooling and Servicing Agreement, that, as of the related Closing Date, each security interest in a Financed Vehicle is prior to all other present liens (other than tax liens and other liens that arise by operation of law) upon and security interests in that Financed Vehicle. However, liens for repairs or taxes could arise, or the confiscation of a Financed Vehicle could occur, at any time during the term of a Receivable. No notice will be given to the Trustee, any Indenture Trustee, any Noteholders or any Certificateholders in respect of a given Trust if a lien arises or confiscation occurs that would not give rise to the Depositor's repurchase obligation under the related Sale and Servicing Agreement or Pooling and Servicing Agreement or BMW FS' repurchase obligation under the related Purchase Agreement.

Repossession

     In the event of default by an obligor, the holder of the related retail installment sale contract has all the remedies of a secured party under the UCC, except where specifically limited by other state laws. Among the UCC remedies, the secured party has the right to perform repossession by self-help means, unless it would constitute a breach of the peace or is otherwise limited by applicable state law. Unless a motor vehicle financed by BMW FS is voluntarily surrendered, self-help repossession is the method employed by BMW FS in most states and is accomplished simply by retaking possession of the Financed Vehicle. In cases where an obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and that vehicle must then be recovered in accordance with that order. In some jurisdictions, the secured party is required to notify that obligor of the default and the intent to repossess the collateral and to give that obligor a time period within which to cure the default prior to repossession. In some states, an obligor has the right to reinstate its contract and recover the collateral by paying the delinquent installments and other amounts due.

Notice of Sale; Redemption Rights

     In the event of default by an obligor under a retail installment sale contract, some jurisdictions require that the obligor be notified of the default and be given a time period within which to cure the default prior to repossession. Generally, this right of cure may only be exercised on a limited number of occasions during the term of the related contract.

     The UCC and other state laws require the secured party to provide an obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. In most states, an obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation, accrued interest on the obligation plus reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees. In some states, an obligor has the right to redeem the collateral prior to actual sale by payment of delinquent installments or the unpaid balance.


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

Deficiency Judgments and Excess Proceeds

     The proceeds of resale of motor vehicles generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in those states that do not prohibit or limit those judgments. In addition to the notice requirement described above, the UCC requires that every aspect of the sale or other disposition, including the method, manner, time, place and terms, be "commercially reasonable." Generally, courts have held that when a sale is not "commercially reasonable," the secured party loses its right to a deficiency judgment. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession. Therefore, in many cases, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount or be uncollectible. In addition, the UCC permits the obligor or other interested party to recover for any loss caused by noncompliance with the provisions of the UCC. Also, prior to a sale, the UCC permits the obligor or other interested person to prohibit the secured party from disposing of the collateral if it is established that the secured party is not proceeding in accordance with the "default" provisions under the UCC. Occasionally, after resale of a repossessed vehicle and payment of all expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a subordinate lien with respect to that vehicle or if no lienholder exists, the UCC requires the creditor to remit the surplus to the obligor.

Certain Bankruptcy Considerations

     In structuring the transactions contemplated by this prospectus, the Depositor has taken steps that are intended to make it unlikely that the voluntary or involuntary application for relief by BMW FS, under the United States Bankruptcy Code or similar applicable state laws (collectively, "Insolvency Laws"), will result in consolidation of the assets and liabilities of the Depositor with those of BMW FS. These steps include the creation of the Depositor as a wholly owned, limited purpose subsidiary pursuant to articles of incorporation and bylaws containing limitations, including restrictions on the nature of the Depositor's business and on its ability to commence a voluntary case or proceeding under any Insolvency Law without the unanimous affirmative vote of all of its directors. In addition, to the extent that the Depositor granted a security interest in the Receivables to the Trust, and that interest was validly perfected before the bankruptcy or insolvency of BMW FS and was not taken or granted in contemplation of insolvency or with the intent to hinder, delay or defraud BMW FS or its creditors, that security interest should not be subject to avoidance, and payments to the Trust with respect to the Receivables should not be subject to recovery by a creditor or trustee in bankruptcy of BMW FS.

     However, delays in payments on the Securities and possible reductions in the amount of those payments could occur if:

     (A) a court were to conclude that the assets and liabilities of the Depositor should be consolidated with those of BMW FS in the event of the application of applicable Insolvency Laws to BMW FS;

     (B) a filing were made under any Insolvency Law by or against the Depositor; or

     (C)  an attempt were to be made to litigate any of the foregoing issues.


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     On each Closing Date, counsel to the Depositor will give an opinion to the effect that, based on a reasoned analysis of analogous case law (although there is no precedent based on directly similar facts), and, subject to facts, assumptions and qualifications specified in the opinion and applying the principles set forth in the opinion, in the event of a voluntary or involuntary bankruptcy case in respect of BMW FS under Title 11 of the United States Bankruptcy Code at a time when BMW FS was insolvent, the property of the Depositor would not properly be substantively consolidated with the property of the estate of BMW FS. Among other things, that opinion will assume that each of the Depositor and BMW FS will follow specified procedures in the conduct of its affairs, including maintaining records and books of account separate from those of the other, refraining from commingling its assets with those of the other, and refraining from holding itself out as having agreed to pay, or being liable for, the debts of the other. The Depositor and BMW FS intend to follow these and other procedures related to maintaining their separate corporate identities. However, there can be no assurance that a court would not conclude that the assets and liabilities of the Depositor should be consolidated with those of BMW FS.


     BMW FS will warrant in each Purchase Agreement that the sale of the related Receivables by it to the Depositor is a valid sale. Notwithstanding the foregoing, if BMW FS were to become a debtor in a bankruptcy case, a court could take the position that the sale of Receivables to the Depositor should instead be treated as a pledge of those Receivables to secure a borrowing of BMW FS. If a court were to reach this conclusion, or a filing were made under any Insolvency Law by or against the Depositor, or if an attempt were made to litigate any of the foregoing issues, delays in payments on the certificates (and possible reductions in the amount of payments) could occur. In addition, if the transfer of Receivables to the Depositor is treated as a pledge instead of a sale, a tax or government lien on the property of BMW FS arising before the transfer of a Receivable to the Depositor may have priority over the Depositor's interest in that Receivable. Also, while BMW FS is the Servicer, cash collections on the Receivables may be commingled with general funds of BMW FS and, in the event of a bankruptcy of BMW FS, a court may conclude that the Trust does not have a perfected interest in those collections.


     BMW FS and the Depositor will treat the transactions described in this prospectus as a sale of the Receivables to the Depositor.

Consumer Protection Laws


     Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon lenders and servicers involved in consumer finance. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Civil Relief Act of 1940, the Texas Consumer Credit Code, state adoptions of the National Consumer Act and of the Uniform Consumer Credit Code and state motor vehicle retail installment sales acts and other similar laws. Also, state laws impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect an assignee's ability to enforce consumer finance contracts including the Receivables.


     The so-called "Holder-in-Due-Course" Rule of the Federal Trade Commission (the "FTC Rule"), the provisions of which are generally duplicated by the Uniform Consumer Credit Code, other statutes or the common law in some states, has the effect of subjecting a seller, and specified creditors and their assignees, in a consumer credit transaction to all claims and defenses that the obligor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid


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

by the obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due under that contract from the obligor. The FTC Rule is generally duplicated by the Uniform Consumer Credit Code, other state statutes or the common law in certain states.

     Most of the Receivables will be subject to the requirements of the FTC Rule. Accordingly, each Trust, as holder of the related Receivables, will be subject to any claims or defenses that the purchaser of the applicable Financed Vehicle may assert against the seller of the related Financed Vehicle. As to each Obligor, these claims are limited to a maximum liability equal to the amounts paid by the Obligor on the related Receivable. Under most state motor vehicle dealer licensing laws, sellers of motor vehicles are required to be licensed to sell motor vehicles at retail sale. Furthermore, federal odometer regulations promulgated under the Motor Vehicle Information and Cost Savings Act require that all sellers of new and used vehicles furnish a written statement signed by the seller certifying the accuracy of the odometer reading. If the seller is not properly licensed or if a written odometer disclosure statement was not provided to the purchaser of the related Financed Vehicle, an obligor may be able to assert a defense against the seller of the vehicle. If an Obligor were successful in asserting any of those claims or defenses, that claim or defense would constitute a breach of the Depositor's representations and warranties under the related Sale and Servicing Agreement or Pooling and Servicing Agreement and a breach of BMW FS' warranties under the related Purchase Agreement and would, if the breach materially and adversely affects the Receivable or the interests of the Securityholders, create an obligation of the Depositor and BMW FS, respectively, to repurchase the Receivable unless the breach is cured. We refer you to "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

     Courts have applied general equitable principles to secured parties pursuing repossession and litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

     In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections provided under the 14th Amendment to the Constitution of the United States. Courts have generally upheld the notice provisions of the UCC and related laws as reasonable or have found that the repossession and resale by the creditor do not involve sufficient state action to afford constitutional protection to borrowers.

     From time to time, BMW FS has been involved in litigation under consumer protection laws. In addition, substantially all of the motor vehicle contracts originated by BMW FS in California after 1990 (the "California Contracts") provided that the contract may be rescinded by the related BMW Center if the BMW Center is unable to assign the contract to a lender within ten days of the date of the contract. As of the date of this prospectus, the ten-day rescission period had run in respect of all of the California Contracts in which the rescission provision appears. Although there is authority, which is not binding upon any court, providing that a conditional sale contract containing such a provision does not comply with California law and would render the contract unenforceable, to the Depositor's and BMW FS' knowledge, the issue has not been presented before any California court. On the Closing Date, the Depositor will receive an opinion of counsel to the effect that all of the California Contracts are enforceable under California law and applicable federal laws.

     BMW FS and the Depositor will represent and warrant under each Purchase Agreement and each Sale and Servicing Agreement and Pooling and Servicing Agreement, as applicable, that each Receivable complies with all requirements of law in all material respects. Accordingly, if an Obligor has a claim against a Trust for violation of any law and that claim materially and adversely affects that Trust's interest in a Receivable, that violation would constitute a breach of the representations and warranties of BMW FS under the Purchase Agreement and the Depositor under the related Sale and Servicing Agreement or


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Pooling and Servicing Agreement and would create an obligation of BMW FS and the
Depositor to repurchase the Receivable unless the breach is cured. We refer you to "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

Other Limitations

     In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including federal bankruptcy laws and related state laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the federal bankruptcy law, a court may prevent a creditor from repossessing a motor vehicle and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the vehicle at the time of bankruptcy (as determined by the court), leaving the creditor as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the monthly payments due under a contract or change the rate of interest and time of repayment of the indebtedness.

     Under the terms of the Soldiers' and Sailors' Relief Act of 1940 (the "Relief Act"), an Obligor who enters the military service after the origination of that Obligor's Receivable (including an Obligor who is a member of the National Guard or is in reserve status at the time of the origination of the Obligor's Receivable and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of that Obligor's active duty status, unless a court orders otherwise upon application of the lender. In addition, some states, including California, allow members of its national guard to extend payments on any contract obligation if called into active service by the Governor for a period exceeding 7 days. It is possible that the foregoing could have an effect on the ability of the Servicer to collect the full amount of interest owing on some of the Receivables. In addition, both the Relief Act and the laws of some states, including California, New York and New Jersey, imposes limitations that would impair the ability of the Servicer to repossess the released Financed Vehicle during the Obligor's period of active duty status. Thus, if that Receivable goes into default, there may be delays and losses occasioned by the inability to exercise the Trust's rights with respect to the Receivable and the related Financed Vehicle in a timely fashion.

     Any shortfall pursuant to either of the two preceding paragraphs, to the extent not covered by amounts payable to the Securityholders from amounts on deposit in the related Reserve Fund or from coverage provided under any other credit enhancement mechanism, could result in losses to the Securityholders.


                        Material Income Tax Consequences

     The following is a discussion of the anticipated material federal income tax consequences of the purchase, ownership and disposition of the notes and the certificates of any series, to the extent it relates to matters of law or legal conclusions. This discussion represents the opinion of tax counsel to the Trust, subject to the qualifications set forth in this prospectus. The summary does not purport to deal with federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. For example, it does not discuss the tax treatment of Noteholders or Certificateholders that are insurance companies, regulated investment companies, dealers in securities, S-corporations, banks, thrifts, other financial institutions, broker-dealers, tax-exempt organizations, real estate investment trusts and persons that hold certificates or notes as part of a straddle, hedging or conversion transaction or to a person or entity holding an interest in a holder. Moreover, there are no cases or Internal Revenue Service ("IRS") rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the notes and the certificates. As a result, the IRS may disagree with all or a part of the



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

discussion below. It is suggested that prospective investors consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the notes and the certificates.


     The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated under the Code and judicial or ruling authority, all of which are subject to change, which change may be retroactive. No ruling on any of the issues discussed below will be sought from the IRS. For purposes of the following summary, references to the Trust, the notes, the certificates and related terms, parties and documents shall be deemed to refer to each Trust and the notes, certificates and related terms, parties and documents applicable to that Trust. The federal income tax consequences to Certificateholders will vary depending on whether the Trust is treated as a partnership (or a "disregarded entity," in the event that there is a single beneficial owner of the Certificates) or a grantor trust under the Code. The prospectus supplement for each series of certificates will specify, and each trust will receive an opinion of Tax Counsel regarding:



     o whether the Trust will be treated as a partnership, or a disregarded entity, or a grantor trust; and


     o    the tax characterization of the notes and certificates.

An opinion of Tax Counsel, however, is not binding on the IRS or the courts.

Tax Treatment of Owner Trusts

     Tax Characterization of the Trust

     The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of the notes and the certificates of a Trust referred to as an "owner trust" in the applicable prospectus supplement (an "Owner Trust"), subject to the qualifications set forth in this prospectus. These statements are intended as an explanatory discussion of the related federal income tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, it is suggested that each investor consult its own tax advisor with regard to the tax consequences to it of investing in notes or certificates.

     Tax Counsel will deliver its opinion that an Owner Trust will not be an association or publicly traded partnership taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Related Documents will be complied with, and on Tax Counsel's conclusion that the nature of the income of the Trust will exempt it from the rule that some publicly traded partnerships are taxable as corporations.

     If the Owner Trust were taxable as a corporation for federal income tax purposes, the Trust would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income on the Receivables, possibly reduced by its interest expense on some or all of the classes of notes. Any corporate income tax could materially reduce cash available to make payments on the notes and the certificates, and Certificateholders could be liable for any tax of this type that is not paid by the Trust.


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

     Tax Consequences to Owners of the Notes

     Treatment of the Notes as Indebtedness. The Depositor and any Noteholders will agree, and the beneficial owners of the notes (the "Note Owners") will agree by their purchase of notes, to treat the notes as debt for federal income tax purposes. Except as otherwise provided in the related prospectus supplement, Tax Counsel will deliver its opinion that the notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the notes is correct.

     OID, Indexed Securities, etc. The discussion below assumes that all payments on the notes are denominated in U.S. dollars, and that the notes are not Indexed Securities or Strip Notes (as defined in this prospectus). Moreover, the discussion assumes that the interest formula for the notes meets the requirements for "qualified stated interest" under Treasury regulations (the "OID regulations") relating to original issue discount ("OID"), and that any OID on the notes (i.e., any excess of the principal amount of the notes over their issue price) does not exceed a de minimis amount (i.e., 1/4% of their principal amount multiplied by the number of full years included in determining their term), all within the meaning of the OID regulations. In determining whether any OID on the notes is de minimis, the Depositor expects to use a reasonable assumption regarding prepayments (a "Prepayment Assumption") to determine the weighted average maturity of the notes. If these conditions are not satisfied with respect to any given series of notes, additional tax considerations with respect to those notes will be disclosed in the applicable prospectus supplement.

     Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the notes will not be considered issued with OID. The stated interest on the notes will be taxable to a Note Owner as ordinary interest income when received or accrued in accordance with that Note Owner's method of tax accounting. Under the OID regulations, the Note Owner of a note issued with a de minimis amount of OID must include that OID in income, on a pro rata basis, as principal payments are made on the note. A purchaser who buys a note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

     The Note Owner of a note that has a fixed maturity date of not more than one year from the issue date of that note (a "Short-Term Note") may be subject to special rules. An accrual basis Note Owner of a Short-Term Note (and some cash method Note Owners, including regulated investment companies, as set forth in Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis or under a constant yield method over the term of each interest period. Other cash basis Note Owners of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term
Note). However, a cash basis Note Owner of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis Note Owner that is not required to report interest income as it accrues under Section 1281 may elect to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the Note Owner would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

     Sale or Other Disposition. If a Note Owner sells a note, the Note Owner will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Note Owner's adjusted tax basis in the note. The adjusted tax basis of a note to a particular Note Owner will equal the Note Owner's cost for the note, increased by any market discount, acquisition discount, OID and gain previously included in income by that Note Owner with respect to the note and decreased by the amount


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of bond premium, if any, previously amortized and by the amount of payments of principal and OID previously received by that Note Owner with respect to that note. Any such gain or loss, and any gain or loss recognized on a prepayment of the notes, will be capital gain or loss if the note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

     Foreign Owners. Interest paid (or accrued) to a Note Owner who is a Foreign Owner generally will be considered "portfolio interest," and generally will not be subject to United States federal income tax and withholding tax if the interest is not effectively connected with the conduct of a trade or business within the United States by the Foreign Owner and:

     1. the Foreign Owner is not actually or constructively a "10 percent shareholder" of the Trust or the Depositor (including a holder of 10% of the outstanding certificates issued by the Trust) or a "controlled foreign corporation" with respect to which the Trust or the Depositor is a "related person" within the meaning of the Code;

     2.   the Foreign Owner is not a bank receiving interest described in
          Section 881(c)(3)(A) of the Code;

     3. the interest is not contingent interest described in Section 871(h)(4) of the Code; and

     4. the Foreign Owner does not bear specified relationships to any Certificateholder.


     To qualify for the exemption from taxation, the Foreign Owner must provide the applicable Trustee or other person who is otherwise required to withhold U.S. tax with respect to the notes with an appropriate statement, on Form W-8BEN or a similar form, signed under penalty of perjury, certifying that the Note Owner is a Foreign Owner and providing the Foreign Owner's name and address. If a note is held through a securities clearing organization or other financial institution, the organization may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8BEN or substitute form provided by the Foreign Owner and the Foreign Owner must notify the financial institution acting on its behalf of any changes to the information on the Form W-8BEN, or substitute form, within 30 days of that change. If interest paid to a Foreign Owner is not considered portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty. In order to claim the benefit of any applicable tax treaty, the Foreign Owner must provide the applicable Trustee or other person who is required to withhold U.S. tax with respect to the notes with an appropriate statement on Form W-8BEN or substitute form, signed under penalties of perjury, certifying that the Foreign Owner is entitled to benefits under the treaty.

     Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a Foreign Owner will be exempt from United States federal income and withholding tax, provided that:

     o the gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Owner; and

     o in the case of an individual Foreign Owner, the Foreign Owner is not present in the United States for 183 days or more during the taxable year of disposition.


     As used in this prospectus, a "U.S. Person" means:


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     1.   a citizen or resident of the United States;


     2. a corporation or a partnership organized in or under the laws of the United States or any political subdivision of the United States;


     3. an estate, the income of which from sources outside the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States; or


     4.   a trust if:

          (a) a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust; or

          (b) the trust was in existence on August 20, 1996 and is eligible to elect, and has made a valid election, to be treated as a U.S. Person despite not meeting the requirements of clause (a).


     A "Foreign Owner"means a person other than a U.S. Person and persons subject to rules applicable to certain former citizens or residents of the United States.


     Backup Withholding. Each Note Owner (other than an exempt Note Owner which includes a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate on Form W-9 providing the Note Owner's name, address, correct federal taxpayer identification number and a statement that the Note Owner is not subject to backup withholding. Should a nonexempt Note Owner fail to provide the required certification, the Trust will be required to withhold 31 percent of the amount otherwise payable to the Note Owner, and remit the withheld amount to the IRS. The amount withheld would be credited against the Note Owner's federal income tax liability.

     New Withholding Regulations. Recently, the Treasury Department issued new regulations (the "New Regulations") which modify the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. It is suggested that prospective investors consult their own tax advisors regarding the New Regulations.


     Possible Alternative Treatments of the Notes. If, contrary to the opinion of Tax Counsel, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the Trust. If so treated, the Trust might be taxable as a corporation with the adverse consequences described above (and the taxable corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity). Alternatively, and most likely in the view of Tax Counsel, the Trust might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet specified qualifying income tests. Nonetheless, treatment of the notes as equity interests in a publicly traded partnership could have adverse tax consequences to some Note Owners. For example, income to some tax-exempt entities (including pension funds) may be "unrelated business taxable income," income to Foreign Owners may be subject to U.S. tax and cause Foreign Owners to be subject to U.S. tax return filing and withholding


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

requirements, and individual Note Owners might be subject to some limitations on their ability to deduct their share of trust expenses.

     Tax Consequences to Owners of the Certificates



     Treatment of the Trust as a Partnership. Tax counsel to the Trust is of the opionion that for federal income tax purposes, the Notes should constitute debt and, if the Certificates are held by more than one person, the Trust will constitute a partnership. However, the proper characterization of the arrangement involving the Trust, the certificates, the notes, the Depositor and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated in this prospectus. The Depositor and the Servicer will agree, and the beneficial owners of the certificates (the "Certificate Owners") will agree by their purchase of certificates, to treat the Owner Trust as a partnership (or as an entity disregarded as separate from the Certificate Owner in the event that there is a single Certificate Owner) for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income. Unless otherwise specified in the applicable prospectus supplement, if the Owner Trust is treated as a partnership, the assets of the partnership would be the assets held by the Trust, the partners of the partnership would be the Certificate Owners (including the Depositor in its capacity as recipient of payments from the Reserve Fund), and the notes would be debt of the partnership.


     A variety of alternative characterizations are possible. For example, because the certificates have features characteristic of debt, the certificates might be considered debt of the Depositor or the Trust. Any characterization of this type generally would not result in materially adverse tax consequences to Certificate Owners as compared to the consequences from treatment of the certificates as equity in a partnership, described below. The following discussion assumes that the certificates represent equity interests in a partnership. The applicable prospectus supplement will disclose the tax considerations relevant to any certificates not intended to constitute equity interests in a partnership.

     Indexed Securities, etc. The following discussion assumes that all payments on the certificates are denominated in U.S. dollars, none of the certificates are Indexed Securities or Strip Certificates, and that a series of Securities includes a single class of certificates. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to those certificates will be disclosed in the applicable prospectus supplement.

     Partnership Taxation. As a partnership, the Owner Trust will not be subject to federal income tax. Rather, each Certificate Owner will be required to separately take into account that Owner's allocated share of income, gains, losses, deductions and credits of the Owner Trust. The Trust's income will consist primarily of interest and finance charges earned on the Receivables (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Receivables. The Trust's deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of Receivables.

     The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). In the Trust Agreement, the Certificate Owners will agree that the yield on a certificate is intended to qualify as a "guaranteed payment" and not as a distributive share of partnership income. A guaranteed payment would be treated by a Certificate Owner as ordinary income, but may well not be treated as interest income. The Trust Agreement will provide that, to the extent that the treatment of the yield on a Certificate as a guaranteed payment is not respected, the Certificate Owners of each class of certificates will be allocated taxable income of the Trust for each month equal to the sum of:


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

     1. the interest that accrues on the certificates in accordance with their terms for that month, including interest accruing at the Pass Through Rate for that month and interest on amounts previously due on the certificates but not yet paid;

     2. any Trust income attributable to discount on the Receivables that corresponds to any excess of the principal amount of the certificates over their initial issue price;

     3.   prepayment premium payable to the Certificate Owners for that month;
          and

     4. any other amounts of income payable to the Certificate Owners for that month.

     That allocation will be reduced by any amortization by the Trust of premium on Receivables that corresponds to any excess of the initial issue price of certificates over their initial principal amount. All remaining taxable income of the Trust will be allocated to the Depositor. Except as provided below, losses and deductions generally will be allocated to the Certificate Owners only to the extent the Certificate Owners are reasonably expected to bear the economic burden of those losses or deductions. Any losses allocated to Certificate Owners could be characterized as capital losses, and the Certificate Owners generally would only be able to deduct those losses against capital gain income, and deductions would be subject to the limitations set forth below. Accordingly, a Certificate Owner's taxable income from the Trust could exceed the cash it is entitled to receive from the Trust.

     Based on the economic arrangement of the parties, this approach for allocating Trust income and loss should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificate Owners. Moreover, even under the foregoing method of allocation, Certificate Owners may be allocated income equal to the entire Pass Through Rate plus the other items described above even though the Trust might not have sufficient cash to make current cash payments of that amount. Thus, cash basis Certificate Owners will, in effect, be required to report income from the certificates on the accrual basis and Certificate Owners may become liable for taxes on Trust income even if they have not received cash from the Trust to pay those taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificate Owners but Certificate Owners may be purchasing certificates at different times and at different prices, Certificate Owners may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust.

     For each taxable year of the Certificate Owner, the Certificate Owner will be required to report items of income, loss and deduction allocated to them by the Owner Trust for the Trust's taxable year that ends on or before the last day of that taxable year of the Certificate Owner. The Code prescribes rules for determining the taxable year of the Trust. It is likely that, under these rules, the taxable year of the Trust will be the calendar year. However, in the event that all of the Certificate Owners possessing a 5 percent or greater interest in the equity or profits of the Trust share a taxable year that is other than the calendar year, the Trust could be required to use that year as its taxable year.

     A significant portion of the taxable income allocated to a Certificate Owner that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) generally will constitute "unrelated business taxable income" taxable to that Certificate Owner under the Code.

     An individual taxpayer's share of expenses of the Owner Trust (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Those deductions might be disallowed to the individual in whole or in part and might result in that Certificate Owner being taxed on an amount of income that exceeds the amount of cash actually paid to that Certificate Owner over the life of the Trust.

     The Owner Trust intends to make all tax calculations relating to income and allocations to Certificate Owners on an aggregate basis. If the IRS were to require that those calculations be made separately for each Receivable, the Trust might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificate Owners.

     Discount and Premium. It is believed that the Receivables were not issued with OID, and, therefore, the Owner Trust should not have OID income. However, the purchase price paid by the Trust for the Receivables may be greater or less than the remaining principal balance of the Receivables at the time of purchase. If so, the Receivables will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust will make this calculation on an aggregate basis, but might be required to recompute it on a Receivable-by-Receivable basis.)

     If the Owner Trust acquires the Receivables at a market discount or premium, the Trust will elect to include that discount in income currently as it accrues over the life of the Receivables or to offset the premium against interest income on the Receivables. As indicated above, a portion of the market discount income or premium deduction may be allocated to Certificate Owners.

     Section 708 Termination. Under Section 708 of the Code, the Owner Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. If that termination occurs, the Trust will be considered to transfer all of it assets and liabilities to a new partnership in exchange for an interest in the new partnership, after which the Trust would be deemed to distribute interests in the new partnership to Certificate Owners (including the purchasing partner who caused the termination) in liquidation of the terminated partnership. The Trust will not comply with technical requirements that might apply when a constructive termination occurs. As a result, the Trust may be subject to tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust might not be able to comply due to lack of data.

     Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. A Certificate Owner's tax basis in a certificate will generally equal the Certificate Owner's cost increased by the Certificate Owner's share of Trust income (includible in income) and decreased by any payments received with respect to that certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the Certificate Owner's share of the notes and other liabilities of the Trust. A Certificate Owner acquiring certificates at different prices may be required to maintain a single aggregate adjusted tax basis in those certificates, and, upon sale or other disposition of some of the certificates, allocate a portion of that aggregate tax basis to the certificates sold (rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate).

     Any gain on the sale of a certificate attributable to the holder's share of unrecognized accrued market discount on the Receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Owner Trust does not expect to have any other assets that would give rise to those special reporting requirements. Thus, to avoid those special reporting requirements, the Trust will elect to include market discount in income as it accrues.

     If a Certificate Owner is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the certificates that exceeds the aggregate cash payments with respect to the Certificates, the excess will generally give rise to a capital loss upon the retirement of the certificates.


     Allocations Between Transferors and Transferees. In general, the Owner Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificate Owners in proportion to the principal amount of certificates owned by them as of the close of the last day of that month. As a result, a Certificate Owner purchasing certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the Certificate Owner actually owned the certificates.

     The use of a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Owner Trust might be reallocated among the Certificate Owners. The Depositor is authorized to revise the Owner Trust's method of allocation between transferors and transferees to conform to a method permitted by future regulations.

     Section 754 Election. In the event that a Certificate Owner sells its certificates at a profit (loss), the purchasing Certificate Owner will generally have a higher (or lower) basis in the certificates than the selling Certificate Owner had. The tax basis of the Owner Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Owner Trust will not make that election. As a result, Certificate Owners might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for certificates.

     Administrative Matters. The Trustee is required to keep or have kept complete and accurate books of the Owner Trust. These books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be set forth in the applicable prospectus supplement. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust during which the Owner Trust is treated as a partnership for federal income tax purposes, and for each such taxable year will report each Certificate Owner's allocable share of items of Trust income and expense to holders and the IRS on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and those nominees will be required to forward that information to the Certificate Owners. Generally, Certificate Owners must file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the Certificate Owner timely notifies the IRS of all those inconsistencies.

     Under Section 6031 of the Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing specified information on the nominee, the Certificate Owners and the certificates so held. The information includes (1) the name, address and taxpayer identification number of the nominee and (2) as to each Certificate Owner (x) the name, address and identification number of that person, (y) whether that person is a U.S. person, a tax-exempt entity or a foreign government, an international organization, or any wholly-owned agency or instrumentality of any of the foregoing, and (z) specified information on certificates that were held, bought or sold on behalf of that person throughout the year. In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any information statement of this type to the Trust. The


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information referred to above for any calendar year must be furnished to the
Trust on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.


     The Depositor will be designated as the tax matters partner in the related Trust Agreement, and as the tax matters partner is designated to receive notice on behalf of, and to provide notice to those Certificate Owners not receiving notice from, the IRS, and to represent the Certificate Owners in certain disputes with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificate Owners, and, under some circumstances, a Certificate Owner may be precluded from separately litigating a proposed adjustment to the items of the Trust. As the tax matters partner, the Depositor may enter into a binding settlement on behalf of all Certificate Owners with a less than 1 percent interest in the Trust (except for any group of those Certificate Owners with an aggregate interest of 5 percent or more in Trust profits that elects to form a notice group or Certificate Owners who otherwise notify the IRS that the Depositor is not authorized to settle on their behalf). In the absence of a proceeding at the Trust level, a Certificate Owner under some circumstances may pursue a claim for credit or refund on his own behalf by filing a request for administrative adjustment of a Trust item. It is suggested that each Certificate Owner consult its own tax advisor with respect to the impact of these procedures on its particular case. An adjustment could also result in an audit of a Certificate Owner's returns and adjustments of items not related to the income and losses of the Trust.


     Tax Consequences to Foreign Certificate Owners. It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to Certificate Owners who are not U.S. Persons ("Foreign Certificate Owners") because there is no clear authority dealing with that issue under facts substantially similar to those described in this prospectus. Although it is not expected that the Owner Trust would be engaged in a trade or business in the United States for those purposes, the Trust will withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to Foreign Certificate Owners pursuant to Section 1446 of the Code, as if that income were effectively connected to a U.S. trade or business, at a rate of 35% for Foreign Certificate Owners that are taxable as corporations and 39.6% for all other Foreign Certificate Owners. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's withholding status, the Trust may rely on IRS Form W-8BEN (or any applicable successor form), IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

     Each Foreign Certificate Owner might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust's income. Each Foreign Certificate Owner must obtain a taxpayer identification number from the IRS and submit that number to the Trust on Form W-8BEN (or any applicable successor form) in order to assure appropriate crediting of the taxes withheld. A Foreign Certificate Owner generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust, taking the position that no taxes were due because the Trust was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Foreign Certificate Owner generally will be considered guaranteed payments to the extent those payments are determined without regard to the income of the Trust. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest," in which case Certificate Owners would be subject to United States


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federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In that case, a Foreign Certificate Owner would only be entitled to claim a refund for that portion of the taxes, if any, in excess of the taxes that should be withheld with respect to the guaranteed payments.

     Backup Withholding. Payments made on the certificates and proceeds from the sale of the certificates will be subject to a backup withholding tax of 31% if, in general, the Certificate Owner fails to comply with specified identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code. We refer you to "--Tax Consequences to Owners of the Notes--Backup Withholding" above.

Tax Treatment of Grantor Trusts

     Tax Characterization of the Trust as a Grantor Trust. The following general discussion of the anticipated federal income tax consequences of the purchase, ownership and disposition of the certificates of a Trust referred to as a "grantor trust" in the applicable prospectus supplement (a "Grantor Trust"). It is intended as an explanatory discussion of the possible effects of the classification of any Trust as a grantor trust for federal income tax purposes on investors generally and of related federal income tax matters affecting investors generally, but does not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, it is suggested that each investor consult its own tax advisors with regard to the tax consequences to it of investing in certificates of a Grantor Trust ("Grantor Trust Certificates").


     Tax Counsel will deliver its opinion that the Grantor Trust will not be classified as an association taxable as a corporation and that the Trust will be classified as a grantor trust under the Code. In this case, beneficial owners of Grantor Trust Certificates (referred to as "Grantor Trust Certificateholders") could be considered to own either:

     o an undivided interest in a single debt obligation held by the Grantor Trust and having a principal amount equal to the total stated principal amount of the Receivables and an interest rate equal to the relevant Pass Through Rate; or

     o    an interest in each of the Receivables and any other Trust property.

     The determination of whether the economic substance of a property transfer is a sale or a loan secured by the transferred property has been made by the IRS and the courts on the basis of numerous factors designed to determine whether the transferor has relinquished and the transferee has obtained substantial incidents of ownership in the property. Among those factors, the primary factors examined are whether the transferee has the opportunity to gain if the property increases in value, and has the risk of loss if the property decreases in value.


     The relevant pooling and servicing agreement will express the intent of the Depositor to sell, and the Grantor Trust Certificateholders to purchase, the Receivables, and the Depositor and each Grantor Trust Certificateholder, by accepting a beneficial interest in a Grantor Trust Certificate, will agree to treat the Grantor Trust Certificates as ownership interests in the Receivables and any other Trust property.

     Treatment as Debt Obligation. If a Grantor Trust Certificateholder was considered to own an undivided interest in a single debt obligation, the principles described under "--Tax Treatment of Owner Trusts--Tax Consequences to Owners of the Notes" would apply. Each Grantor Trust Certificateholder, rather than reporting its share of the interest accrued on each Receivable, would, in general, be required to


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include in income interest accrued or received on the principal amount of the
Grantor Trust Certificates at the relevant Pass Through Rate in accordance with its usual method of accounting.

     The Grantor Trust Certificates would be subject to OID rules, described below under "--Stripped Bonds and Stripped Coupons" and "--Original Issue Discount." In determining whether any OID on the Grantor Trust Certificates is de minimis, the Depositor expects to use a reasonable Prepayment Assumption to determine the weighted average life of the Grantor Trust Certificates. OID includible in income for any accrual period (generally, the period between payment dates) would generally be calculated using a Prepayment Assumption and an anticipated yield established as of the date of initial sale of the Grantor Trust Certificates, and would increase or decrease to reflect prepayments at a faster or slower rate than anticipated. The Grantor Trust Certificates would also be subject to the market discount provisions of the Code to the extent that a Grantor Trust Certificateholder purchased those certificates at a discount from the initial issue price (as adjusted to reflect prior accruals of OID).


     The remainder of the discussion in this prospectus assumes that a Grantor Trust Certificateholder will be treated as owning an interest in each Receivable and the proceeds from each Receivable, any right to receive Yield Supplement Deposits and any other Trust property, although for administrative convenience, the Servicer will report information on an aggregate basis as though all of the Receivables and the Yield Supplement Agreement were a single obligation. The amount and, in some instances, character, of the income reported to a Grantor Trust Certificateholder may differ under this method for a particular period from that which would be reported if income were reported on a precise asset-by-asset basis.


     Characterization. Each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Receivables in the Trust, any right to receive Yield Supplement Deposits, and any other Trust property. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any Receivable because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.


     For federal income tax purposes, the Depositor will be treated as having retained a fixed portion of the interest due on each Receivable having an annual percentage rate in excess of the sum of the applicable Pass Through Rate and the Servicing Rate (each, a "High Yield Receivable") equal to the difference between:

     o    the annual percentage rate of the Receivable; and

     o the sum of the applicable Pass Through Rate and the Servicing Rate (the "Retained Yield"). The Retained Yield will be treated as "stripped coupons" within the meaning of Section 1286 of the Code, and the Stripped Receivables will be treated as "stripped bonds." We refer you to "--Stripped Bonds and Stripped Coupons" below.

Accordingly, each Grantor Trust Certificateholder will be treated as owning its pro rata percentage interest in:

     o    payments received under any Yield Supplement Agreement, and

     o the principal of, and interest payable on, each Receivable (minus the Retained Yield on the High Yield Receivables).



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     Those Receivables that bear interest at a rate which is less than or equal to the sum of the applicable Pass Through Rate and the Servicing Rate (the "Low Yield Receivables") will not be treated as stripped bonds. Instead, Yield Supplement Deposits will be payable to eliminate the difference between the actual yield on each Low Yield Receivable and the yield the Receivable would have had if its interest rate had equaled the sum of the applicable Pass Through Rate and the Servicing Rate. We refer you to "--Yield Supplement Deposits" below.


     Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with that Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the Receivables in the Trust represented by Grantor Trust Certificates, including interest, OID, if any, prepayment fees, assumption fees, any gain recognized upon an assumption, late payment charges received by the Servicer and any gain recognized upon collection or disposition of the Receivables (but not including any portion of the Retained Yield). A Grantor Trust Certificateholder will also be required to report under its usual method of accounting any payments received under any Yield Supplement Agreement to the extent that these payments are treated as income. Under Sections 162 or 212 of the Code, each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of Base Servicing Fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the Servicer, provided that those amounts are reasonable compensation for services rendered to the Trust. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent those expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, Grantor Trust Certificateholders who are individuals may be subject to additional deduction limitations based on adjusted gross income.

     A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the Servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Servicer, whichever is earlier. Because interest accrues on the Receivables over differing monthly periods and is paid in arrears and interest collected on a Receivable generally is paid to Certificateholders in the following month, the amount of interest accruing to a Grantor Trust Certificateholder during any calendar month will not equal the interest distributed in that month. The actual amount of discount on a Receivable will be includible in income as principal payments are received on the Receivables. If the Base Servicing Fees paid to the Servicer are deemed to exceed reasonable servicing compensation, the amount of that excess could be considered as an ownership interest retained by the Servicer (or any person to whom the Servicer assigned for value all or a portion of the Base Servicing
Fees) in a portion of the interest payments on the Receivables. The Receivables would then be subject to the "stripped bond" and "stripped coupons" rules of the Code discussed below.

     Discount and Premium. In determining whether a Grantor Trust Certificateholder has purchased its interest in the Receivables held by the related Trust at a discount or premium and whether the Receivables have OID, market discount, or amortizable premium, a portion of the purchase price of a Certificate should be allocated to the Grantor Trust Certificateholder's undivided interest in accrued but unpaid interest, amounts collected at the time of purchase but not distributed, and rights to receive Yield Supplement Deposits. As a result, the portion of the purchase price allocable to a Grantor Trust Certificateholder's undivided interest in the Receivables will be increased or decreased, as applicable, and the potential OID, market discount, or amortizable premium on the Receivables could be increased or decreased accordingly.



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

     Premium. A Grantor Trust Certificateholder that acquires an interest in Receivables at a premium over the "stated redemption price at maturity" of the Receivables may elect to amortize that premium under a constant interest method. Amortizable bond premium will be treated as an offset to interest income on that Grantor Trust Certificate. The basis for that Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. With some exceptions, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the Grantor Trust Certificateholder holds during the year of the election or thereafter. Absent an election to amortize bond premium, the premium will be deductible as an ordinary loss upon disposition of the Certificate or pro rata as principal is paid on the Receivables.

     If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Grantor Trust Certificate acquired at a premium should recognize a loss if a Receivable prepays in full, equal to the difference between the portion of the prepaid principal amount of that Receivable that is allocable to the Grantor Trust Certificate and the portion of the adjusted basis of the Grantor Trust Certificate that is allocable to that Receivable. If a reasonable prepayment assumption is used to amortize that premium, it appears that that loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

     Stripped Bonds and Stripped Coupons. Although the tax treatment of stripped bonds is not entirely clear, based on recent guidance from the IRS, each purchaser of a Grantor Trust Certificate will be treated as the purchaser of a stripped bond (to the extent that the Receivables consist of High Yield Receivables) which generally should be treated as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. Generally, under applicable Treasury regulations (the "Section 1286 Treasury Regulations"), if the discount on a stripped bond is larger than a de minimis amount (as calculated for purposes of the OID rules of the Code), that stripped bond will be considered to have been issued with OID. We refer you to "--Original Issue Discount." Based on the preamble to the Section 1286 Treasury Regulations, the Trust intends to take the position that, although the matter is not entirely clear, the interest income on the certificates at the sum of the Pass Through Rate and the portion of the Servicing Rate that does not constitute excess servicing will be treated as "qualified stated interest" within the meaning of the Section 1286 Treasury Regulations. In this case, the amount of OID on a High Yield Receivable will equal the amount by which the purchase price of a High Yield Receivable is less than the portion of the remaining principal balance of the Receivable allocable to the interest acquired.


     Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described in this prospectus, the special rules of the Code relating to OID will be applicable to a Grantor Trust Certificateholder's interest in those Receivables meeting the conditions necessary for these rules to apply. Generally, a Grantor Trust Certificateholder that acquires an undivided interest in a Receivable issued or acquired with OID must include in gross income the sum of the "daily portions," as defined below, of the OID on that Receivable for each day on which it owns a Grantor Trust Certificate, including the date of purchase but excluding the date of disposition. In the case of an original Grantor Trust Certificateholder, the daily portions of OID with respect to a Receivable generally would be determined as follows. A calculation will be made of the portion of OID that accrues on the Receivable during each successive monthly accrual period (or shorter period in respect of the date of original issue or the final Payment Date). This will be done, in the case of each full monthly accrual period, by adding:



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     o    the present value of all remaining payments to be received on the
          Receivable under the Prepayment Assumption used in respect of the Receivables; and

     o any payments received during that accrual period, and subtracting from that total the "adjusted issue price" of the Receivable at the beginning of that accrual period.


No representation is made that the Receivables will prepay at any prepayment assumption. The "adjusted issue price" of a Receivable at the beginning of the first accrual period is the amount of the purchase price paid by the Grantor Trust Certificateholder for the Grantor Trust Certificate that is allocable to the Receivable, and the "adjusted issue price" of a Receivable at the beginning of a subsequent accrual period is the "adjusted issue price" at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment on the Receivable (other than "qualified stated interest") made at the end of or during that accrual period. The OID accruing during that accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to a reasonable method, provided that that method is consistent with the method used to determine the yield to maturity of the Receivables.

     If the amount of OID is de minimis under the rule set forth above, a High Yield Receivable would not be treated as having OID. The actual amount of discount on a High Yield Receivable would be includible in income as principal payments are received on the Receivable, in the proportion that each principal payment bears to the total principal amount of the Receivable.

     With respect to the Receivables, the method of calculating OID as described above will cause the accrual of OID to either increase or decrease (but never below zero) in any given accrual period to reflect the fact that prepayments are occurring at a faster or slower rate than the prepayment assumption used in respect of the Receivables. Subsequent purchasers that purchase Receivables at more than a de minimis discount should consult their tax advisors with respect to the proper method to accrue that OID.


     Yield Supplement Deposits. The proper Federal income tax characterization of the Yield Supplement Deposits is not clear. Moreover, the sum of the income and deductions properly reportable by a Grantor Trust Certificateholder in any taxable year may not equal the amounts that would be reportable if a Grantor Trust Certificateholder held instead of an interest in the Receivables and in the Yield Supplement Agreement either a debt instrument bearing interest at the applicable Pass Through Rate or an interest in a trust holding Receivables each of which bears interest at a rate at least equal to the sum of the Pass Through Rate plus the Servicing Rate. It is likely that the right to receive Yield Supplement Deposits will be treated as a separate asset purchased by each Grantor Trust Certificateholder, in which case a portion of each Grantor Trust Certificateholder's purchase price or other tax basis in the Grantor Trust Certificate equal to the fair market value of the right to receive the Yield Supplement Deposits should be allocated to the right to receive payments of Yield Supplement Deposits. The right to receive Yield Supplement Deposits may be treated as a loan made by a Grantor Trust Certificateholder to the Depositor in an amount equal to the present value, discounted at a rate equal to the sum of the applicable Pass Through Rate and the Servicing Rate, of the projected Yield Supplement Deposits. In that event, a portion of the Yield Supplement Deposits generally representing a yield equal to the applicable Pass Through Rate plus the Servicing Rate on the discounted value should be treated as interest includible in income as accrued or received, and the remainder should be treated as a return of the principal amount of the deemed loan. Alternatively, it is possible that the entire amount of each Yield Supplement Deposit should be included in income as accrued or received, in which event a Grantor Trust Certificateholder should also be entitled to amortize the portion of its purchase price allocable to its right to receive Yield Supplement Deposits. The method of calculating that amortization is unclear, and could result in the inclusion of greater amounts of income than a Grantor Trust Certificateholder's actual yield on a Receivable. Alternatively, it is possible that the Yield Supplement Deposits could be treated as payments adjusting the purchase price of the Low Yield Receivables, rather than as a separate asset. In that event, a Grantor Trust Certificateholder could be treated as having purchased each Low Yield Receivable at a discount (which may consist of imputed interest, market discount, or both) that, combined with the actual coupon rate of the Receivable, produces a yield equal to the sum of the applicable Pass Through Rate and the Servicing Rate. It is not clear whether, and to what extent, the amounts includible in income or amortizable under any of these methods would be adjusted to take account of prepayments on the Receivables. Moreover, it is possible that the IRS might contend that none of the above methods is appropriate, and that income with respect to the Yield Supplement Agreement should be reported by a Grantor Trust Certificateholder in some other manner. In addition, to the extent that the amounts payable pursuant to Yield Supplement Agreement decline during any period by reason of prepayments on the Receivables, it is possible that a portion of the amount amortizable by the Grantor Trust Certificateholder during that period would be treated as a capital loss (which would not offset ordinary income), rather than as an ordinary deduction. It is suggested that Grantor Trust Certificateholders consult their tax advisors regarding the appropriate method of accounting for income attributable to the Yield Supplement Agreement.


     Market Discount. A Grantor Trust Certificateholder that acquires an undivided interest in Receivables may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an undivided interest in a Receivable is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of that Receivable allocable to that Grantor Trust Certificateholder's undivided interest in the Receivable over that holder's tax basis in that interest. Market discount with respect to a Receivable will be considered to be zero if the amount allocable to the Receivable is less than 0.25% of the Receivable's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, it is suggested that investors consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

     The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of that payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.


     The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Grantor Trust Certificate is issued with respect to which there is OID, the amount of market discount that accrues during any accrual period would be equal to the product of:



     o    the total remaining market discount; and

     o a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

If a Grantor Trust Certificate is issued with respect to which there is no OID, the amount of market discount that accrues during a period is equal to the product of:

     o    the total remaining market discount; and

     o a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments, for example, the Grantor Trust Certificates, that provide for payments that may be accelerated by reason of prepayments of other obligations securing those instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.


     A Grantor Trust Certificate holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry that Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during that taxable year and is, in general, allowed as a deduction not later than the year in which the market discount is includible in income. If that holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by the holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

     Election to Treat All Interest as OID. The OID regulations permit a Grantor Trust Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If that election were to be made with respect to a Grantor Trust Certificate with market discount, the Grantor Trust Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that that Grantor Trust Certificateholder acquires during the year of the election or thereafter. Similarly, a Grantor Trust Certificateholder that makes this election for a Grantor Trust Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that that Grantor Trust Certificateholder owns or acquires. We refer you to "--Premium" above. The election to accrue interest, discount and premium on a constant yield method with respect to a Grantor Trust Certificate is irrevocable except with the approval of the IRS.

     Sale or Exchange of a Grantor Trust Certificate. Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted tax basis in the Grantor Trust Certificate. The adjusted tax basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by any market discount, OID and gain previously included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by the amount of any premium, if any, previously amortized and by the amount of any payments of principal and OID on the Grantor Trust Certificate previously received by the seller. That gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period (currently more than one year).

     Foreign Persons. Generally, interest or OID paid by the person required to withhold tax under Section 1441 or 1442 of the Code to:

     o a Grantor Trust Certificateholder that is not a U.S. Person (as defined under "--Tax Treatment of Owner Trusts--Tax Consequences to Owners of the Notes--Foreign Owners") (a "Foreign Grantor Trust Certificateholder"); or

     o    a person holding on behalf of a Foreign Grantor Trust
          Certificateholder, as well as accrued OID recognized by the Foreign Grantor Trust Certificateholder on the sale or exchange of that Grantor Trust Certificate.


will not be subject to withholding to the extent that a Grantor Trust Certificate evidences ownership in Receivables issued after July 18, 1984 by natural persons, if that Foreign Grantor Trust Certificateholder complies with specified identification requirements (including delivery of a statement, signed by the Foreign Grantor Trust Certificateholder under penalties of perjury, certifying that that Foreign Grantor Trust Certificateholder is not a U.S. Person and providing the name and address of that Foreign Grantor Trust Certificateholder). Additional restrictions apply to Receivables where the obligor is not a natural person in order to qualify for the exemption from withholding.

     Although it is not entirely clear, it is likely that amounts received by a Foreign Grantor Trust Certificateholder that are attributable to payments of Yield Supplement Deposits received pursuant to any Yield Supplement Agreement generally would not be subject to withholding tax. It is suggested that Foreign Grantor Trust Certificateholders consult their tax advisors regarding the withholding tax consequences of amounts received on the Grantor Trust Certificates that are attributable to payments of Yield Supplement Deposits received pursuant to any Yield Supplement Agreement.

     Information Reporting and Backup Withholding. The Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Grantor Trust Certificateholder at any time during that year, that information as may be deemed necessary or desirable to assist Grantor Trust Certificateholders in preparing their federal income tax returns, or to enable holders to make that information available to beneficial owners or financial intermediaries that hold Grantor Trust Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that that person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against that recipient's federal income tax liability.

State and Local Tax Considerations

     Potential holders should consider the state and local income tax consequences of the purchase, ownership and disposition of the certificates and notes. State and local income tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential holders should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the certificates and notes.


                              ERISA Considerations


     Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts and some types of Keogh Plans (each a "Benefit Plan"), from engaging in transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to that Benefit Plan. ERISA also imposes duties on persons who are fiduciaries of Benefit Plans subject to ERISA and prohibits specified transactions between a Benefit Plan and parties in interest with respect to those Benefit Plans. Under ERISA, any person who exercises any authority or control with respect to the management or disposition of the assets of a Benefit Plan is considered to be a fiduciary of that Benefit Plan (subject to exceptions not here relevant). A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for those persons. Certain exemptions from the prohibited transaction rules could be applicable to the purchase and holding of Securities by a Benefit Plan depending on the type and circumstances of the plan fiduciary making the decision to acquire the Securities. Potentially available exemption would include, without limitation, Prohibited Transaction Class Exemption ("PTCE") 90-1, which exempts certain transactions involving insurance company pooled separate accounts; PTCE 95-60, which exempts certain transactions involving insurance company general accounts; PTCE 91-38, which exempts certain transactions involving bank collective investment funds; PTCE 84-14, which exempts certain transactions effected on behalf of a plan by a "qualified professional asset manager"; and PTCE 96-23, which exempts certain transactions effected on behalf of a plan by an "in-house asset manager." Insurance company general accounts should also discuss with their legal counsel the availability of exemptive relief under Section 401(c) of ERISA. A purchaser of Securities should be aware, however, that even if the conditions specified in one or more exemptions are met, the scope of the relief provided by the applicable exemption or exemptions might not cover all acts that might be construed as prohibited transactions.

     Some transactions involving a Trust might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a Benefit Plan that purchased notes or certificates if assets of the Trust were deemed to be assets of the Benefit Plan. Under a regulation issued by the United States Department of Labor (the "Plan Assets Regulation"), the assets of a Trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquired an "equity interest" in the Trust and none of the exceptions contained in the Plan Assets Regulation was applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. The likely treatment in this context of notes and certificates of a given series will be discussed in the applicable prospectus supplement.

     Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and some church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements nor to Section 4975 of the Code. However, governmental plans may be subject to state or local laws that impose similar requirements. In addition, governmental plans and church plans that are "qualified" under Section 401(a) of the Code are subject to restrictions with respect to prohibited transactions under Section 503(a)(1)(B) of the Code, the sanction for violation being loss of "qualified" status.

     Due to the complexities of the "prohibited transaction" rules and the penalties imposed upon persons involved in prohibited transactions, it is important that the fiduciary of any Benefit Plan considering the purchase of Securities consult with its tax and/or legal advisors regarding whether the assets of the related Trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

                                  Underwriting


     On the terms and conditions set forth in an underwriting agreement with respect to the notes, if any, of a given series and an underwriting agreement with respect to the certificates of that series (collectively, the "Underwriting Agreements"), the Depositor will agree to cause the related Trust to sell to the underwriters named in the Underwriting Agreements (the "Underwriters") and in the applicable prospectus supplement, and each of those Underwriters will severally agree to purchase, the principal amount of each class of notes and certificates, as the case may be, of the related series set forth in the Underwriting Agreements and in the applicable prospectus supplement.

     In each of the Underwriting Agreements with respect to any given series of Securities, the several Underwriters will agree, subject to the terms and conditions set forth in the Underwriting Agreements, to purchase all the notes and certificates, as the case may be, described in the Underwriting Agreements which are offered by this prospectus and by the applicable prospectus supplement if any of those notes and certificates, as the case may be, are purchased.


     Each prospectus supplement will either:

     o set forth the price at which each class of notes and certificates, as the case may be, being offered by that prospectus supplement will be offered to the public and any concessions that may be offered to some dealers participating in the offering of those notes and certificates; or

     o specify that the related notes and certificates, as the case may be, are to be resold by the underwriters in negotiated transactions at varying prices to be determined at the time of that sale.


After the initial public offering of those notes and certificates, those public offering prices and those concessions may be changed.


     Each Underwriting Agreement will provide that BMW FS and the Depositor will indemnify the Underwriters against specified civil liabilities, including liabilities under the Securities Act, or contribute to payments the several Underwriters may be required to make in respect of the specified civil liabilities.


     Each Trust may, from time to time, invest the funds in its Accounts in Eligible Investments acquired from the Underwriters or from the Depositor.

     Pursuant to each Underwriting Agreement with respect to a given series of Securities, the closing of the sale of any class of Securities subject to that Underwriting Agreement will be conditioned on the closing of the sale of all other classes of Securities of that series.

     The place and time of delivery for the Securities in respect of which this prospectus is delivered will be set forth in the applicable prospectus supplement.


                                 Legal Opinions


     Certain legal matters relating to the Securities of any series will be passed upon for the related Trust, the Depositor and the Servicer by counsel specified in the applicable prospectus supplement. Certain legal matters will be passed upon for the Underwriters by counsel specified in the applicable prospectus supplement.

                                 Index of Terms



Accounts...........................................59
Actuarial Receivables..............................22
Administration Agreement...........................73
Administrative Purchase Payment....................60
Administrative Receivable..........................60
Administrator......................................73
Advances...........................................63
Auction............................................47
Base Rate..........................................39
Base Servicing Fee.................................63
Bond Equivalent Yield..............................48
Business Day.......................................39
Calculation Agent..................................43
Calculation Date...................................43
California Contracts...............................79
CD Rate............................................44
CD Rate Security...................................39
Cede...............................................28
Certificate Pool Factor............................30
Certificateholder..................................37
CI.................................................53
class..............................................31
Clearstream, Luxembourg Participants...............51
Code...............................................81
Collection Account.................................58
Commercial Paper Rate..............................44
Commercial Paper Rate Security.....................39
Cooperative........................................54
DBC................................................53
Dealer Agreements..................................21
Definitive Certificates............................55
Definitive Notes...................................55
Definitive Securities..............................51
Depositaries.......................................51
Designated LIBOR Page..............................47
DTC Participants...................................31
Euroclear Operator.................................54
Euroclear Participants.............................51
Events of Default..................................33
Excess Payment.....................................62
Federal Funds Rate.................................45
Federal Funds Rate Security........................39
Final Scheduled Maturity Date......................60
Fixed Rate Securities..............................39
Floating Rate Securities...........................39
Foreign Certificate Owners.........................89
Foreign Grantor Trust Certificateholder............97
FTC Rule...........................................78
grantor trust......................................11
Grantor Trust Certificateholders...................90
Grantor Trust Certificates.........................90
H.15 Daily Update..................................44
H.15(519)..........................................44
High Yield Receivable..............................91
Indenture..........................................31
Index..............................................49
Index Currency.....................................40
Indexed Principal Amount...........................49
Indexed Securities.................................49
Indirect DTC Participants..........................52
Insolvency Event...................................70
Insolvency Laws....................................77
Interest Determination Date........................42
Interest Reset Date................................41
Interest Reset Period..............................41
IRS................................................80
LIBOR..........................................39, 46
London Banking Day.................................43
London Business Day................................40
Low Yield Receivables..............................92
Money Market Yield.................................45
Moody's............................................59
New CI.............................................53
New Regulations....................................84
New York Business Day..............................39
Noteholder.........................................31
OID................................................82
OID regulations....................................82
Original Certificate Balance.......................30
owner trust........................................11
Payahead Account...................................59
Payments Ahead.....................................59
Pool Balance.......................................64
Pooling and Servicing Agreement....................21
Precomputed Advance................................62
Prepayment Assumption..............................82
Principal Balance..................................64
Principal Financial Center.........................40
Principal Financial Center Business Day............40
prospectus supplement..............................21
Purchase Agreement.................................56
rebate.............................................23
Receivables Pool...................................21
Related Documents..................................36
Relief Act.........................................80
Required Deposit Rating............................59
Required Yield Supplement Amount...................65
Reserve Fund.......................................66
Retained Yield.....................................91
Schedule of Receivables............................56
Scheduled Payment..................................22
Section 1286 Treasury Regulations..................93
Securities.........................................21
Securities Act.....................................28
Securityholders....................................28

Servicer Default...................................70
Servicer Letter of Credit..........................68
Servicing Fee Rate.................................63
Short-Term Note....................................82
Simple Interest Advance............................63
Specified Currency.................................40
Spread.............................................39
Spread Multiplier..................................39
Standard & Poor's..................................59
Strip Certificates.................................38
Strip Notes........................................31
Supplemental Servicing Fee.........................63
TARGET Business Day................................40
Telerate Page 120..................................45
Telerate Page 56...................................47
Telerate Page 57...................................47
Terms and Conditions...............................54
Total Servicing Fee................................63
Treasury Bills.....................................47
Treasury Rate......................................47
Treasury Rate Security.............................39
Trustee............................................24
U.S. Person........................................83
UCC................................................58
Underwriting Agreements............................99
Warranty Purchase Payment..........................57
Warranty Receivable................................57
weighted average life..............................29
Yield Supplement Deposit...........................64

================================================================================

     No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in or incorporated by reference in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Depositor or any Underwriter. Neither the delivery of this Prospectus nor any sale made hereunder shall under any circumstance create an implication that there has been no change in the affairs of the Depositor or the Receivables since the date thereof. This Prospectus does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.


                              BMW FS Securities LLC
                                    Depositor



                                  BMW Financial
                                Services NA, LLC
                                    Servicer




     Until [ ] , 2001 (90 days after the date of this Prospectus), all dealers effecting transactions in the Notes, whether or not participating in this distribution, may be required to deliver a Prospectus. This delivery requirement is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

================================================================================


================================================================================


                                BMW Vehicle Owner
                                  Trust 2001-A



                                    $[     ]
                              % Asset Backed Notes,
                                    Class A-1



                                    $[     ]
                              % Asset Backed Notes,
                                    Class A-2



                                    $[     ]
                              % Asset Backed Notes,
                                    Class A-3



                                    $[     ]
                              % Asset Backed Notes,
                                    Class A-4



                                    $[     ]
                              % Asset Backed Notes,
                                     Class B



                              PROSPECTUS SUPPLEMENT



                                    JPMorgan


                                    [      ]
                                    [      ]
                                    [      ]


================================================================================

The information in this prospectus is not complete and may be changed. A registration statement relating to these securities has been declared effective by the Securities and Exchange Commission. We are not using this Prospectus to offer to sell these securities or to solicit offers to buy these securities in any place where the offer or sale is not permitted.





                  Subject to completion, dated May [ ], 2001



Prospectus Supplement
(To Prospectus dated April [ ], 2001)


BMW Vehicle Owner Trust 2001-A
BMW FS Securities LLC,
          Depositor
BMW Financial Services NA, LLC,
          Servicer
$[      ] ASSET BACKED NOTES


_____% Class A-1 Notes due 200_
_____% Class A-2 Notes due 200_
_____% Class A-3 Notes due 200_
_____% Class A-4 Notes due 200_
_____% Class B Notes due 200_


The trust's main source of payments on the notes will be loan payments generated by a portfolio of retail installment sale contracts secured in most cases by BMW or Land Rover motor vehicles.


See "Risk Factors" beginning on page S-__ for a discussion of risks that you should consider in connection with an investment in the notes.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the notes or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


================================================================================
                  Initial Principal   Price to     Underwriting       Proceeds
                       Balance         Public        Discounts      to Depositor
--------------------------------------------------------------------------------
Class A-1 Notes                           %                %               %
--------------------------------------------------------------------------------
Class A-2 Notes                           %                %               %
--------------------------------------------------------------------------------
Class A-3 Notes                           %                %               %
--------------------------------------------------------------------------------
Class A-4 Notes                           %                %               %
--------------------------------------------------------------------------------
Class B Notes                             %                %               %
--------------------------------------------------------------------------------
Total                                 $                $               $
--------------------------------------------------------------------------------

The notes will not be listed on any securities exchange. Currently, there is no public market for the notes.

We expect that delivery of the notes will be made to investors on or about
____________.



JPMorgan
May [ ], 2001

                                TABLE OF CONTENTS

                                                                            Page


Important Notice About Information Presented in this
   Prospectus Supplement and the Accompanying Prospectus......................5

Summary of Parties to the Transaction.........................................6

Summary of Monthly Deposits to and Withdrawals from Accounts..................7

Summary of Terms..............................................................8

Risk Factors.................................................................21

The Trust....................................................................29

General .....................................................................29

Capitalization of the Trust..................................................30

The Owner Trustee and the Indenture Trustee..................................30

The Receivables..............................................................30

Assets of the Trust..........................................................30

Eligibility Criteria.........................................................32

Description of Initial Receivables...........................................33

Maturity and Prepayment Considerations.......................................39

Delinquencies, Repossessions and Loan Loss Information.......................39

Weighted Average Life of the Notes...........................................42

Note Factors.................................................................50

Use of Proceeds..............................................................50

The Depositor and the Servicer...............................................50

The Notes....................................................................50

General .....................................................................50

Payments of Interest.........................................................51

Payments of Principal........................................................51

Optional Prepayment..........................................................53

Indenture....................................................................53

Notices .....................................................................53

Governing Law................................................................54

Payments on the Notes........................................................54

Calculation of Available Amounts.............................................54

Payment of Distributable Amounts.............................................56

Credit Enhancement...........................................................59

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page


Subordination................................................................59

Reserve Account..............................................................59

Yield Supplement Overcollateralization Amount................................60

Description of the Transfer and Servicing Agreements.........................62

The Transfer and Servicing Agreements........................................62

Sale and Assignment of Receivables; Subsequent Receivables...................62

Accounts ....................................................................62

Collections..................................................................62

Pre-Funding Account..........................................................63

Capitalized Interest Account.................................................64

Note Distribution Account....................................................64

Advances ....................................................................65

Servicing Compensation.......................................................65

Net Deposits.................................................................65

Optional Purchase............................................................66

Removal of Servicer..........................................................66

Duties of the Owner Trustee and the Indenture Trustee........................67

The Owner Trustee and the Indenture Trustee..................................68

Material Income Tax Consequences.............................................69

Tax Characterization of the Trust............................................69

Treatment of the Notes as Indebtedness.......................................69

ERISA Considerations.........................................................70

Underwriting.................................................................71

Notice to Canadian Residents.................................................73

Resale Restrictions..........................................................73

Representations of Purchasers................................................73

Rights of Action (Ontario Purchasers)........................................73

Enforcement of Legal Rights..................................................74

Notice to British Columbia Residents.........................................74

Taxation and Eligibility for Investment......................................74

Legal Opinions...............................................................74

Index of Terms...............................................................75

Annex A Global Clearance, Settlement and Tax Documentation Procedures.........1

Initial Settlement............................................................1

Secondary Market Trading......................................................1

Material U.S. Federal Income Tax Documentation Requirements...................3

              Important Notice About Information Presented in this Prospectus Supplement and the Accompanying Prospectus


     Information about the securities is provided in two separate documents that progressively provide varying levels of detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to a particular class of securities, including your class; and (2) this prospectus supplement, which describes the specific terms of your class of securities.

     If the description of the terms of your securities varies between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

     Cross-references are included in this prospectus supplement and in the accompanying prospectus which direct you to more detailed descriptions of a particular topic. You can also find references to key topics in the Table of Contents beginning on page S-2 in this prospectus supplement and the Table of Contents beginning on page 2 in the accompanying prospectus.

     You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under the caption "Index of Terms" beginning on page S-75 in this prospectus supplement and under the caption "Index of Terms" beginning on page 102 in the accompanying prospectus.

--------------------------------------------------------------------------------


                    Summary of Parties to the Transaction*


                             ---------------------
     |-----------------------     BMW FINANCIAL
     |                          SERVICES NA, LLC
     |                       (seller and servicer)
     |                       ---------------------
     |                                  |
     |                                  |
------------                 ---------------------
servicing of                         BMW FS
receivables                        SECURITIES
------------                           LLC
     |                              (depositor)
     |                       ---------------------
     |                                  |                 ------------------------
     |                                  |                    WILMINGTON TRUST
     |                       ---------------------     /     COMPANY
     |                              BMW VEHICLE      /       (owner trustee)
     |-----------------------       OWNER TRUST    /      ------------------------
                                     2001-A
                                    (ISSUER)
      ----------------------- ---------------------
      THE CHASE MANHATTAN BANK     /      \
      (indenture trustee)         /         \
      ------------------------  /            \
                               /               \
                              /                  \
                             /                     \
                            /                        \
                           /                           \
                          /                         ------------------
               ---------------
               CLASS A-1 NOTES                         CERTIFICATES
               CLASS A-2 NOTES
               CLASS A-3 NOTES                      ------------------
               CLASS A-4 NOTES
                    AND
                CLASS B NOTES
               ---------------

* This chart provides only a simplified overview of the relations between the key parties to the transaction. Refer to this prospectus supplement and the prospectus for a further description.

--------------------------------------------------------------------------------

                      Summary of Monthly Deposits to and
                          Withdrawals From Accounts*

-----------------------------------------------------------    /-----------         -----------
                    Servicer                                  / Payments on         Obligors on
                                                              \ Receivables         Receivables
                                                               \-----------         -----------
-----------------------------------------------------------
|           | |        |       /  \        |              |
|           | |        |     /      \      |              |
|           | |        |   /          \    |              |
|           | |        | /              \  |              |
|Principal  | |Servicer| |Reimbursements|  |Warranty &    |
|& Interest | |Advances| |of Servicer   |  |Administrative|
|on         | |        | | Advances     |  |Payments      |
|Receivables| |        | |              |   \            /
\          /  \        / |              |     \        /
  \      /      \     /  |              |       \    /
    \  /          \ /    |              |        \ /


                                                              / ----------------
                                                             /  Withdrawals from
                                                             \  Reserve Account
----------------------------------------------------------    \ ---------------                  -------
                    COLLECTION ACCOUNT                                                           Reserve
----------------------------------------------------------     ------------\                     Account
                    |                    |                     Deposits to  \                    -------
                    |                    |                     Reserve Account               |             |
                    |                    |                     ------------/                 |             |
                    |                    |                                                   |Excess monies|
                 Interest &       Payments on                                                |from Reserve |
                 Principal        Certificates                                               |Account      |
                    |                    |                                                    \           /
                   \|/                  \|/                                                     \       /
                 -----------        -----------                                                   \   /
                 Noteholders        Certificate                                                 ----------
                                      Holders                                                   Depositor
                 -----------        -----------
                                                                                                ----------

* This chart provides only a simplified overview of the monthly flow of funds.
Refer to this prospectus supplement and the prospectus for a further description.



                                Summary of Terms


     The following summary contains a brief description of the notes. You will find a detailed description of the terms of the offering of the notes following this summary. You should carefully read this entire document and the accompanying prospectus to understand all of the terms of the offering of the notes. You should consider both documents when making your investment decision.

Relevant Parties


     Issuer.................................         BMW Vehicle Owner Trust 2001-A.  The trust will be
                                                     established by a trust agreement.

     Seller.................................         BMW Financial Services NA, LLC.


     Servicer...............................         BMW Financial Services NA, LLC.


     Depositor..............................         BMW FS Securities LLC.


     Indenture Trustee......................         The Chase Manhattan Bank.

     Owner Trustee..........................         Wilmington Trust Company.


Relevant Agreements


     Indenture..............................         The indenture between the issuer and the indenture trustee.
                                                     The indenture provides for the terms relating to the notes.


     Trust Agreement........................         The trust agreement between the depositor and the owner
                                                     trustee.  The trust agreement governs the creation of the
                                                     trust and provides for the terms relating to the certificates.

     Sale and Servicing Agreement...........         The sale and servicing agreement among the issuer, the
                                                     indenture trustee, the servicer and the depositor.  The sale and servicing agreement governs the transfer of the
                                                     receivables by the depositor to the trust and the servicing of the receivables by the servicer.

     Administration Agreement...............         The administration agreement among BMW Financial Services NA,
                                                     LLC, as administrator, the trust and the indenture trustee.
                                                     The administration agreement governs the provision of reports by the administrator and the performance by the administrator of other administrative duties for the trust.


     Receivables Purchase Agreement.........         The receivables purchase agreement between the depositor and the seller. This agreement governs the sale of the receivables from
                                                     BMW Financial Services NA, LLC to the depositor.
Relevant Dates


     Closing Date...........................         Expected to be May [  ], 2001.


     Initial Cutoff Date....................         [        ], 2001.

     Subsequent Cutoff Date.................         The first day of the month during which a subsequent
                                                     receivable is transferred to the trust.

     Payment Dates..........................         The trust will pay interest and principal on the notes on the twenty-fifth day of each month.  If the twenty-fifth day of the month is not a business day, payments on the securities will be made on the next business day.  The date that any
                                                     payment is made is called a payment date.  The first payment
                                                     date is [     ], 2001.

     Final Scheduled Payment Dates..........         The final principal payment for each class of notes is
                                                     scheduled to be made on the final scheduled payment dates as follows:


                                                     o   Class A-1 Notes ____, 200_

                                                     o   Class A-2 Notes ____, 200_

                                                     o   Class A-3 Notes ____, 200_

                                                     o   Class A-4 Notes ____, 200_

                                                     o   Class B Notes   _____, 200_.


     Record Date............................         So long as the notes are in book-entry form, the trust will make payments on the securities to the holders of record on the day immediately preceding the payment date.  If the notes are issued in definitive form, the record date will be the last day of the month preceding the payment date.


Description of the Securities



     General................................         The notes consist of the Class A-1 Notes, the Class A-2
                                                     Notes, the Class A-3 Notes and the Class A-4 Notes -
                                                     sometimes referred to as the Class A Notes - and the Class B
                                                     Notes.  The initial principal amount of each class of notes is described on the front cover of this prospectus supplement.

                                                     Payments of interest on the Class B Notes are subordinated to the payments of interest on and, in certain circumstances, principal of the Class A Notes as described in this
                                                     prospectus supplement.

                                                     The trust is also issuing certificates representing the equity interest in the trust. The depositor currently does not expect to sell the certificates, but is not prohibited from doing so.
                                                     The depositor is not offering the certificates by this
                                                     prospectus supplement. Any information in this prospectus
                                                     supplement relating to the certificates is presented solely to provide you with a better understanding of the notes.

     Receivables............................         The trust's main source of funds for making payments on the notes will be collections on motor vehicle retail installment sale contracts, also known as the receivables.  All of the initial receivables are, and all of the subsequent
                                                     receivables will be, secured by motor vehicles manufactured by subsidiaries of Bayerische Motoren Werke
                                                     Aktiengesellschaft ("BMW AG" and, together with all other BMW group companies, the "BMW Group") and Land Rover vehicles
                                                     except that __% by principal balance of the receivables are secured by vehicles of other manufacturers.

                                                     Initially, the principal balance of the receivables on [  ],
                                                     2001, referred to as the "initial cutoff date," was
                                                     $[     ].  As of the initial cutoff date, the receivables
                                                     (the "Initial Receivables") had the following characteristics:


                                                     o   number of receivables:  [     ]

                                                     o   average principal balance:  $[     ]

                                                     o   weighted average annual
                                                         percentage rate:  [   ]%

                                                     o   weighted average remaining term to maturity:
                                                         [   ] months

                                                     o   weighted average original term to
                                                         maturity:  [   ] months


                                                     The receivables owned by the trust are classified as simple interest receivables. Simple interest receivables are
                                                     described in more detail in "The Receivables" in the
                                                     accompanying prospectus.


                                                     We refer you to "The Receivables" in this prospectus
                                                     supplement for more information on the receivables.



     Funding Period.........................         During the period from the Closing Date through the end of
                                                     the Collection Period in [     ], 2001 (the "Funding
                                                     Period"), the Trust can use funds on deposit in an account
                                                     (the "Pre-Funding Account") to purchase additional
                                                     receivables (the "Subsequent Receivables") from the Depositor
                                                     in an amount up to approximately $[       ].  The
                                                     purchase price for the Subsequent Receivables will be
                                                     withdrawn from the Pre-Funding Account.  A portion of the
                                                     purchase price will be deposited into the reserve account and the remainder of the purchase price will be paid to the
                                                     Depositor by the trust and then to BMW Financial Services NA,
                                                     LLC by the Depositor.  If the full amount deposited on the
                                                     Closing Date cannot be used for the purpose of purchasing
                                                     Subsequent Receivables during the Funding Period, all
                                                     remaining monies will be applied as a mandatory prepayment of the notes sequentially to the earliest maturing class of
                                                     Class A Notes then outstanding.



     Terms of the Notes.....................         In general, noteholders are entitled to receive payments of interest and principal from the trust only to the extent that collections from trust assets are sufficient to make those payments.  Interest and principal collections from trust
                                                     assets will be divided among the various classes of
                                                     securities in specified proportions.  The trust will pay
                                                     interest and principal to noteholders of record as of the
                                                     preceding record date.

                                                     Interest:


                                                     The interest rate for each class of notes is set forth on the front cover of this prospectus supplement. The Class A-1
                                                     Notes will accrue interest on an actual/360 basis from the previous payment date to the next payment date, except that the first interest accrual period will be from the closing date to [ ], 2001. This means that the interest due on each payment date will be the product of:


                                                     o   the outstanding principal balance of the related
                                                         class of notes,

                                                     o   the interest rate, and

                                                     o   the actual number of days since the previous payment date
                                                         to but excluding the current payment date or, in the case
                                                         of the first payment date, since the closing date divided
                                                         by 360.


                                                     The Class A-2, Class A-3, Class A-4 and Class B Notes will accrue interest on a 30/360 basis from the 25th day of each calendar month to the 25th day of the succeeding calendar
                                                     month except that the first interest accrual period will be from the closing date to [ ], 2001. This means that the
                                                     interest due on each payment date will be the product of:


                                                     o   the outstanding principal balance of the related class
                                                         of notes;

                                                     o   the applicable interest rate; and


                                                     o   30 or, in the case of the first payment date, ___
                                                         divided by 360.


                                                     If noteholders of any class do not receive all interest owed to them on a payment date, the trust will make payments of interest on later payment dates to make up the shortfall
                                                     together with interest on those amounts, to the extent funds from specified sources are available to cover the shortfall.

                                                     Principal:


                                                     The trust will pay principal sequentially to the earliest
                                                     maturing class of Class A Notes then outstanding until that class is paid in full and then to the Class B

                                                      Notes.


     Priority of Distributions..............         From collections on the receivables during the prior calendar month and, in the event of a shortfall in meeting the
                                                     payments described in clauses (1) through (5), amounts
                                                     withdrawn from the reserve account, the trust will pay the following amounts on each payment date in the following order of priority:


                                                     (1)  To the servicer, the servicing fee and all unpaid
                                                          servicing fees from prior collection periods and amounts
                                                          in respect of reimbursement for non-recoverable servicer
                                                          advances,

                                                     (2)  To the Class A Noteholders, the accrued interest on the
                                                          Class A Notes,

                                                     (3)  To the principal distribution account, the first
                                                          priority principal distribution amount which will
                                                          generally be the amount, if any, equal to the excess of:

                                                     o   the principal balances of the Class A Notes over


                                                     o   the sum of the principal balance of the receivables plus
                                                         the amount, if any, remaining on deposit in the
                                                         pre-funding account less the required yield supplement
                                                         overcollateralization amount,


                                                     (4) To the Class B noteholders, accrued and unpaid interest on the Class B Notes,

                                                     (5) To the principal distribution account, generally an amount equal to:

                                                     o   the excess of

                                                         o    the sum of the principal balance of the notes over

                                                         o    an amount equal to the sum of the principal balance of
                                                              the receivables plus the amount, if any, on deposit in
                                                              the pre-funding account less the required yield
                                                              supplement overcollateralization amount, provided


                                                              that this amount will be reduced by any amounts
                                                              previously deposited in the principal distribution
                                                              account in accordance with clause (3) above,


                                                     (6) To the reserve account, the amount, if any, necessary to cause the amount on deposit in the reserve account to
                                                         equal the specified reserve account balance, which is [ ]%
                                                         of the current aggregate principal balance of
                                                         the receivables,


                                                     (7) To the indenture trustee and the owner trustee, the
                                                         indenture trustee fee and owner trustee fee, respectively, to the extent not paid by the servicer, and all unpaid
                                                         indenture trustee fees and owner trustee fees from prior
                                                         collection periods to the extent not otherwise paid by the servicer, and



                                                     (8) To the certificateholders, any amounts remaining in the collection account.



                                                     On the final scheduled payment date of any class of notes, the amount required to be allocated to the principal
                                                     distribution account will be the amount necessary to reduce the principal balance of that class of notes to zero.

Distributions from the Principal
Distribution Account........................         From deposits made to the principal distribution account, the trust will generally pay principal on the notes in the
                                                     following order of priority:

                                                     o   to the Class A-1 Notes until they are paid in full;

                                                     o   to the Class A-2 Notes until they are paid in full;

                                                     o   to the Class A-3 Notes until they are paid in full;

                                                     o   to the Class A-4 Notes until they are paid in full;

                                                     o   to the Class B Notes until they are paid in full; and

                                                     o   to the certificateholders, any funds remaining.

     Change in Priority of Distribution upon         The order of priority for distributions will change following
     Certain Events of Default..............         the occurrence of:

                                                     o   a default for five days or more in the payment of
                                                         interest on the controlling class of notes that has
                                                         resulted in an acceleration of the notes;

                                                     o   a default in the payment of principal on any note
                                                         when due that has resulted in an acceleration of the
                                                         notes;

                                                     o   an insolvency or a bankruptcy with respect to the
                                                         trust that has resulted in an acceleration of the
                                                         notes, or

                                                     o   any other event of default that results in the
                                                         liquidation of the trust.

                                                     Following the occurrence of the preceding events, the trust will make no distributions of principal or interest on the
                                                     Class B Notes until payment in full of principal and interest on the Class A Notes. In addition, payments of principal on the Class A Notes will be made first to the Class A-1 Notes until the Class A-1 Notes are repaid in full, and then pro rata to the Class A-2, Class A-3 and Class A-4 Notes.


                                                     Following the occurrence of any other event of default which has resulted in an acceleration of the notes but has not yet resulted in a liquidation of the trust, no change will be
                                                     made in the priority of payments on the Class A Notes and the
                                                     Class B Notes on each distribution date until a liquidation, if any, of the property of the trust.

     Optional Redemption....................         The servicer may cause the trust to redeem any outstanding securities when the outstanding aggregate principal balance of the receivables declines to 10% or less of the original aggregate principal balance of the receivables as of the
                                                     initial cutoff date plus the original amount deposited in the pre-funding account.  We refer you to "Description of the
                                                     Transfer and Servicing Agreements-Optional Purchase" in this prospectus supplement for more detailed information.

     Credit Enhancement.....................         Credit enhancement is intended to protect you against losses and delays in payments on your securities by absorbing losses on the receivables and other shortfalls in cash flows.  The credit enhancement for the Class A Notes will include:

                                                     o   the subordination of the Class B Notes;

                                                     o   the reserve account; and

                                                     o   the subordination of the certificateholder's right
                                                         to receive excess interest.

                                                     The credit enhancement for the Class B Notes will include:

                                                     o   the reserve account; and

                                                     o   the subordination of the certificateholder's right
                                                         to receive excess interest.

                                                     Subordination of Principal and Interest. As long as the Class
                                                     A Notes remain outstanding:

                                                     o   payments of interest on the Class B Notes will be
                                                         subordinated to payments of interest on the Class A Notes
                                                         and, in certain circumstances, payments of principal on
                                                         the Class A Notes; and

                                                     o   payments of principal on the Class B Notes

                                                         will be subordinated to payment of interest and principal
                                                         on the Class A Notes.

                                                     Reserve Account. On each payment date, the trust will use
                                                     funds in the reserve account to cover shortfalls in payments of the servicing fee and interest and principal required to be paid on the notes.

                                                     The sale and servicing agreement sets forth the specified
                                                     reserve account balance, which is the amount that is required to be on deposit in the reserve account. On the closing date, the depositor will cause to be deposited $[ ] into the
                                                     reserve account, which is [ ]% of the initial aggregate
                                                     principal balance of the receivables as of the initial cutoff date. During the Funding Period, if the trust purchases
                                                     Subsequent Receivables, a portion of the purchase price for the Subsequent Receivables withdrawn from the Pre-Funding
                                                     Account will be deposited into the reserve account, if
                                                     necessary, to maintain the amount on deposit in the reserve account at the specified reserve account balance. On each
                                                     payment date, after making required payments to the servicer and to the holders of the notes, the trust will make a
                                                     deposit into the reserve account to the extent necessary to maintain the amount on deposit in the reserve account at the specified reserve account balance.

                                                     Excess Interest. The certificateholder is entitled to receive payments of interest collected on the receivables which are not used by the trust to make other required payments. The certificateholder's right to receive this excess interest is subordinated to the payment of the servicing fee,
                                                     reimbursement of non-recoverable advances, the payment of
                                                     principal and interest on the notes, the funding of the
                                                     reserve account and the payment of indenture trustee and
                                                     owner trustee fees.

                                                     For more detailed information about the reserve account, we refer you to "Subordination; Reserve Account" in this
                                                     prospectus supplement.

     Yield Supplement
     Overcollateralization Amount...........         On the Closing Date, the sum of the principal balance of the receivables as of the initial cutoff date and the amount on deposit in the pre-funding account will exceed the initial principal amount of the securities, by [$ ] (the "Initial
                                                     Yield Supplement Overcollateralization Amount"), which is
                                                     approximately [ ]% of the sum of the aggregate

                                                     principal balance of the initial receivables as of the
                                                     initial cutoff date and the amount on deposit in the
                                                     pre-funding account on the closing date. The yield supplement overcollateralization amount will decline on each payment
                                                     date. The yield supplement overcollateralization amount is intended to compensate for the low APRs on some of the
                                                     receivables.

                                                     For detailed information on the yield supplement
                                                     overcollateralization amount, we refer you to "Description of the Transfer and Servicing Agreements-Yield Supplement
                                                     Overcollateralization Amount" in this prospectus supplement.

     Tax Status.............................         Subject to important considerations described in this
                                                     prospectus supplement and the accompanying prospectus, Weil,
                                                     Gotshal & Manges LLP, special tax counsel to the trust, will deliver its opinion that:

                                                     1.  the notes will be characterized as debt for tax purposes;

                                                     2.  the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation for
                                                         federal income tax purposes.

                                                     If you purchase the notes, you will agree to treat the notes as debt. The depositor and any subsequent purchaser of the certificates will agree to treat the trust

                                                     o   as a partnership in which the owners of the certificates
                                                         are partners, or

                                                     o   if there is only one beneficial owner of the certificates, as a "disregarded entity," for federal income tax
                                                         purposes.

                                                     We refer you to "Material Income Tax Consequences" in this prospectus supplement and "Material Income Tax
                                                     Consequences--Tax Treatment of Owner Trusts" in the
                                                     accompanying prospectus.

     ERISA Considerations...................         The notes are generally eligible for purchase by employee
                                                     benefit plans and individual retirement accounts, subject to those considerations discussed under "ERISA Considerations"
                                                     in this prospectus

                                                     supplement and in the accompanying prospectus.

                                                     We refer you to "ERISA Considerations" in this prospectus
                                                     supplement and in the accompanying prospectus. If you are a benefit plan fiduciary considering purchase of the securities you should, among other things, consult with your counsel in determining whether all required conditions have been
                                                     satisfied.

     Eligibility for Purchase by Money
     Market Funds...........................         The Class A-1 Notes will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the Class A-1
                                                     Notes under Rule 2a-7 and whether an investment in the Class
                                                     A-1 Notes satisfies the fund's investment policies and
                                                     objectives.


     Ratings................................         It is a condition to the issuance of the securities that the securities will receive the following ratings from Standard
                                                     & Poor's Ratings Services, a division of The McGraw-Hill
                                                     Companies, Inc., Moody's Investors Service, Inc. and Fitch, Inc.
                                                     (the "Rating Agencies"):


                                                               Standard &
                                                     Class       Poor's      Moody's     Fitch
                                                     -----     ----------    -------     -----
                                                      A-1        A-1+          P-l        F-1+
                                                      A-2        AAA           Aaa        AAA
                                                      A-3        AAA           Aaa        AAA
                                                      A-4        AAA           Aaa        AAA
                                                      B          A             A3         A

                                  Risk Factors


You should consider the following risk factors (and the factors set forth under "Risk Factors" in the accompanying prospectus) in deciding whether to purchase the securities of any class.


     Because the trust has limited assets,           The only source of funds for payments on the securities is
     there is only limited protection against        the assets of the trust and the reserve account. The
     potential losses.                               securities are not obligations of, and will not be insured or guaranteed by, any governmental agency or the seller, the
                                                     servicer, any trustee or any of their affiliates. You must rely solely on payments on the receivables and amounts on
                                                     deposit in the reserve account for payments on the notes.
                                                     Although funds in the reserve account will be available to cover shortfalls in payments of interest and principal on
                                                     each payment date, the amounts deposited in the reserve
                                                     account will be limited. If the entire reserve account has been used, the trust will depend solely on current
                                                     collections on the receivables to make payments on the notes.
                                                     Any excess amounts released from the reserve account to the depositor will no longer be available to noteholders on any later payment date. We refer you to "Subordination; Reserve
                                                     Account" in this prospectus supplement.

     Occurrence of events of default under the       Payment defaults or the insolvency or dissolution of the
     indenture may result in insufficient            depositor may result in prepayment of the securities, which
     funds to make payments on your securities.      may result in losses. If the trust fails to pay principal of the notes when due, or fails to pay interest on the notes of the controlling class within five days of the due date,
                                                     the indenture trustee or the holders of the controlling class of notes outstanding may declare the entire amount of the
                                                     notes to be due immediately. If this happens, the trustee may be directed to sell the assets of the trust and prepay the notes. In the event the indenture trustee sells the
                                                     receivables under adverse market conditions, proceeds from the sale of the receivables may not be sufficient to repay all of the securities and you may suffer a loss.


     If you own Class B Notes, you are subject       The Class B Notes bear greater risk than the Class A Notes
     to greater credit risk because the Class        because payments of interest and principal on the Class B
     Notes are subordinate to the Class A Notes.     Notes B are subordinate, to the extent described below, to payments of interest and principal on the Class A Notes.


                                                     Interest payments on the Class B Notes on each payment date will be subordinated to servicing fees due to the servicer, interest payments on the Class A Notes and an allocation of principal payments to the Class A Notes to the extent the sum of the principal balances of the Class A Notes exceeds the receivables balance plus the amount on deposit in the
                                                     pre-funding account less the yield supplement
                                                     overcollateralization amount.

                                                     Principal payments on the Class B Notes will be fully
                                                     subordinated to principal payments on the Class A Notes. No principal will be paid on the Class B Notes until the Class A
                                                     Notes have been paid in full.

     The failure to pay interest on the Class        The indenture provides that failure to pay interest when due
     B Notes is not an event of default.             on the Class B Notes will not be an event of default under the indenture. Under these circumstances, the holders of the
                                                     Class B Notes will not have any right to declare an event of default, to cause the maturity of the notes to be accelerated or to direct or consent to any action under the Indenture.

     You may suffer losses because you have          Because the trust has pledged the property of the trust to
     limited control over actions of the trust       the indenture trustee to secure payment on the notes, the
     and conflicts between classes of notes may      indenture trustee may, and at the direction of the required
     occur.                                          percentage of the controlling class, which will be the Class
                                                     A Notes for so long as any Class A Notes are outstanding and the Class B Notes after the Class A Notes have been paid in full, will take one or more of the other actions specified in the indenture relating to the property of the trust,
                                                     including a sale of the assets of the trust. In addition, the holders of a majority of the Class A Notes, under some
                                                     circumstances, have the right to waive events of servicing termination or terminate the servicer without consideration of the effect that the waiver or termination would have on the holders of Class B Notes. The holders of Class B Notes will not have the ability to waive events of servicing
                                                     termination or to remove the servicer until the Class A Notes have been paid in full.

     The occurrence of an event of default           The trust will not make any distributions of principal or
     under the indenture may delay payments on       interest on the Class B Notes until payment in full of
     the Class B Notes.                              principal and interest on the Class A Notes following:

                                                         o    an event of default under the indenture relating
                                                              to the payment of principal on any note or the
                                                              payment of interest on the Class A Notes which has
                                                              resulted in acceleration of the notes;

                                                         o    an event of default under the indenture relating
                                                              to an insolvency event or a bankruptcy with
                                                              respect to the trust which has resulted in an
                                                              acceleration of the notes; or

                                                         o    a liquidation of the trust assets following any
                                                              event of default under the indenture.

                                                     This may result in a delay or default in making payments on the Class B Notes.

     Class B noteholders may not be able to          If an event of default occurs under the indenture, only the
     direct the indenture trustee upon an            holders of the Class A Notes may waive that event of default,
     event of default under the                      accelerate the maturity dates of the notes or direct or
     indenture.                                      consent to any action under the indenture. The holders of any outstanding Class B Notes will not have any rights to direct or to consent to any action until the Class A Notes have been repaid in full.

     Payment priorities increase risk of loss        Classes of notes that receive payments, particularly
     or delay in payment to certain notes.           principal payments, before other classes will be repaid more rapidly than the other classes and payments to these other classes may be delayed if collections and amounts on deposit in the reserve account are inadequate to pay all amounts
                                                     payable on all classes of notes on any payment date. In
                                                     addition, because principal of each class of notes will be paid sequentially, classes of notes that have higher
                                                     sequential numerical class designation - and, in particular, the Class B Notes - will be outstanding longer and therefore will be exposed to the risk of losses on the receivables
                                                     during periods after other classes have been receiving most or all amounts payable on their notes, and after which a
                                                     disproportionate amount of credit enhancement may have been applied and not replenished.

                                                     As a result, the yields of the later maturing classes of
                                                     Class A Notes will be sensitive, and the yields of the Class
                                                     B Notes will be very sensitive to losses on the receivables and the timing of those losses. If the actual rate and amount of losses exceed your expectations, and if amounts in the
                                                     reserve account are insufficient to cover the resulting
                                                     shortfalls, the yield to maturity on your notes may be lower than anticipated, and you could suffer a loss.

                                                     Classes of notes that receive payments earlier than expected are exposed to greater reinvestment risk and classes of notes that receive principal later than expected are exposed to
                                                     greater risk of loss. In either case, the yields on your
                                                     notes could be materially and adversely affected.

                                                     Upon the occurrence of an event of default and acceleration of the notes, principal payments will be made first on the
                                                     Class A-1 Notes until the Class A-1 Notes have been paid in full, and thereafter on the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes pro rata based on the amount outstanding under each class. Consequently, even after an event of
                                                     default and acceleration of all the notes, the Class A-2
                                                     Noteholders, Class A-3 Noteholders and Class A-4 Noteholders
                                                     will not receive payments on principal until the Class A-1 notes have been paid in full.


     The geographic concentration of the             Economic conditions in the states where obligors reside may
     obligors and performance of the                 affect delinquencies, losses and prepayments on the
     receivables may increase the risk of loss       receivables. The following economic conditions may affect on
     investment.                                     your payments on the receivables:

                                                     o   unemployment,

                                                     o   interest rates,

                                                     o   inflation rates, and

                                                     o   consumer perceptions of the economy.

                                                     If a large number of obligors are located in a particular
                                                     state, these conditions could increase the delinquency,
                                                     credit loss or repossession experience of the receivables. If there is a concentration of obligors and receivables in
                                                     particular states, any adverse economic conditions in those states may affect the performance of the securities more than if this concentration did not exist.

                                                     As of the initial cutoff date, BMW Financial Services NA,
                                                     LLC's records indicate that the billing addresses of the
                                                     originating dealers of the receivables were concentrated in the following states:

                                                                            Percentage of Total
                                                         State               Principal Balance
                                                         -----               -----------------
                                                       California                  27.3%
                                                       Texas                        7.3%
                                                       New York                     6.8%
                                                       Florida                      5.9%

                                                     No other state, by billing address, constituted more than 5%
                                                     of the aggregate principal balance of the receivables as of the initial cutoff date.

                                                     27.3% of the outstanding principal amount of the receivables were originated in California. A large number of
                                                     manufacturers and providers of high-technology equipment and services are headquartered in California. Some companies in this sector have recently reported significant reductions in orders or sales. If this downturn continues, it could have a substantial impact on the California economy and on the
                                                     performance of receivables originated in that state.

                                                     For a discussion of the breakdown of the receivables by
                                                     state, we refer you to "The Receivables" in this prospectus supplement.

     Prepayments on receivables may cause            You may receive payment of principal on your securities
     prepayments on the securities, resulting        earlier than you expected. If that happens, you may not be
     in reinvestment risk to you.                    able to reinvest the principal you receive at a rate as high as the rate on your securities. Prepayments on the
                                                     receivables will shorten the life of the securities to an
                                                     extent that cannot be predicted. Prepayments may occur for a number of reasons. Some prepayments may be caused by the
                                                     obligors under the receivables. For example, obligors may:

                                                     o   make early payments, since receivables will generally be
                                                         prepayable at any time without penalty;

                                                     o   default, resulting in the repossession and sale of the
                                                         financed vehicle; or

                                                     o   damage the vehicle or become unable to pay due to death or disability, resulting in payments to the trust under any
                                                         existing physical damage, credit life or other insurance.

                                                     Some prepayments may be caused by the seller or the servicer.
                                                     For example, the seller will make representations and
                                                     warranties regarding the receivables, and the servicer will agree to take or refrain from taking certain actions with
                                                     respect to the receivables. If the seller or the servicer
                                                     breaches a representation or warranty and the breach is
                                                     material and cannot be remedied, it will be required to
                                                     purchase the affected receivables from the trust. This will result, in effect, in the prepayment of the purchased
                                                     receivables. In addition, if amounts on deposit in the
                                                     pre-funding account are not fully utilized by the end of the funding period, these amounts will be applied as a prepayment of principal of the Class A Notes sequentially to the
                                                     earliest maturing class of Class A Notes then outstanding.
                                                     Moreover, the servicer has the option to purchase the
                                                     receivables from the trust when the total outstanding
                                                     principal balance of the receivables is 10% or less of the sum of the total outstanding principal balance of the
                                                     receivables as of the initial cutoff date plus the amount on deposit in the pre-funding account as of the closing date.

                                                     The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors. The
                                                     seller maintains limited historical data with respect to
                                                     prepayments. For these reasons, the seller cannot predict the actual prepayment rates for the receivables. The seller,
                                                     however, believes that the actual rate of prepayments will result in the weighted average life of the receivables being shorter than the period from the closing date to the final scheduled maturity date for the related class of securities.
                                                     If this is the case, the weighted average life of each class of securities will be correspondingly shorter.

     Possible prepayment due to inability to         The trust will buy subsequent receivables from the depositor
     acquire subsequent receivables                  during the funding period and the depositor will buy
                                                     subsequent receivables from the seller during same time
                                                     period to the extent that the seller has receivables to sell to the depositor. The number of receivables that the seller has to sell depends on its ability to originate and acquire additional receivables which, in turn, is affected by the
                                                     number of financed vehicles sold. The number of financed
                                                     vehicles sold is affected by a variety of factors, including interest rates, unemployment levels, the rate of inflation and consumer perception of economic conditions generally. If the full amount deposited in the pre-funding account for the purpose of purchasing subsequent receivables from the seller cannot be used for that purpose during the funding period, any remaining amounts will be paid on the notes as prepayment or principal on the following payment date. If the amount on deposit in the pre-funding account exceeds $100,000, then
                                                     such mount will be applied in reduction of the principal
                                                     balance of each preceding payment date. If the amount on
                                                     deposit in the pre-funding account is less than $100,000,
                                                     then such amount will be applied in reduction of the
                                                     principal balance of the Class A Notes in sequential order.
                                                     We refer you to "Description of the Transfer and Servicing
                                                     Agreements - Pre-Funding Account in this prospectus
                                                     supplement."

                                                     In addition, the subsequent receivables will have different characteristics than those described in this prospectus
                                                     supplement. However, the seller will not select any
                                                     subsequent receivables to adversely affect the interests of the noteholders and certificateholders.

     Withdrawal or downgrading of the initial        A security rating is not a recommendation to buy, sell or
     ratings of the notes will affect the            hold securities. Similar ratings on different types of
     prices for the notes upon resale.               securities do not necessarily mean the same thing. You should analyze the significance of each rating independently from any other rating. A rating agency may change its rating of the notes after the notes are issued if that rating agency believes that circumstances have changed. Any subsequent
                                                     change in a rating will likely affect the price that a
                                                     subsequent purchaser would be willing to pay for the notes and your ability to resell your notes.

     The notes are not suitable investments          The notes, and in particular the Class B Notes, are not a
     for all investors.                              suitable investment for any investor that requires a regular or predictable schedule of payments or payment on specific dates. The notes are complex investments that should be
                                                     considered only by sophisticated investors. We suggest that only investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the
                                                     prepayment, reinvestment and default risks, the tax
                                                     consequences of an investment and the interaction of these factors should consider investing in the notes.

                                   The Trust


General

     The BMW Vehicle Owner Trust 2001-A (the "Trust") is a Delaware business trust to be formed pursuant to the trust agreement (the "Trust Agreement") between BMW FS Securities LLC, as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). After its formation, the Trust will not engage in any activity other than:


1. acquiring, holding and managing a pool of motor vehicle retail installment sales contracts (the "Initial Receivables") and any additional motor vehicle retail installment sale contracts purchased during the Funding Period (the "Subsequent Receivables" and together with the "Initial Receivables", the "Receivables ") and the other assets of the Trust and proceeds from those assets;

2.   issuing the notes;

3.   making payments on the notes; and

4. engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with those activities.


     The net proceeds from the sale of the Notes (as defined in this prospectus supplement) will be used by the Trust to purchase the Initial Receivables and the Subsequent Receivables from the Depositor pursuant to the sale and servicing agreement dated as of _______ __, 2001 (the "Sale and Servicing Agreement") among BMW Financial Services NA, LLC ("BMW FS") as seller, servicer (in that capacity the "Servicer"), custodian and administrator, the Trust, and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee") and to fund the Reserve Account.

     BMW FS will be appointed to act as the servicer of the Receivables. The Servicer will service the Receivables pursuant to the Sale and Servicing Agreement, the Trust Agreement and the owner trust administration agreement dated as of ________ __, 2001, (the "Administration Agreement") among BMW FS, as administrator, the Trust and the Indenture Trustee, and will be compensated for those services as described under "Description of the Transfer and Servicing Agreements--Servicing Compensation" in this prospectus supplement and "Description of the Transfer and Servicing Agreements--Servicing Compensation" in the accompanying prospectus.


     Pursuant to agreements between BMW FS and dealers in BMW products ("BMW Centers"), BMW Centers will repurchase from BMW FS those contracts that do not meet specified representations and warranties made by the BMW Centers. These BMW Centers' repurchase obligations are referred to in this prospectus supplement as "BMW Center Recourse." Those representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related financed vehicles, and do not relate to the creditworthiness of the related Obligors or the collectability of those contracts. Although the Dealer Agreements with respect to the Receivables will not be assigned to the Owner Trustee, the Sale and Servicing Agreement will require that any recovery by BMW FS in respect of any Receivable pursuant to any BMW Center Recourse be deposited in the Collection Account to satisfy BMW FS' repurchase obligations under the Sale and Servicing Agreement. The sales by the BMW Centers of retail installment sale contracts to BMW FS do not generally provide for recourse against the BMW

Centers for unpaid amounts in the event of a default by an Obligor, other than in connection with the breach of the foregoing representations and warranties.


     The Trust property includes the Receivables and monies due or received under the Receivables on or after the related cutoff date. The Reserve Account will be maintained for the benefit of the Noteholders.


     The Trust's principal offices are in Wilmington, Delaware, in care of Wilmington Trust Company, as Owner Trustee, at the address set forth below under "The Owner Trustee and the Indenture Trustee."


                           Capitalization of the Trust

     The following table illustrates the capitalization of the Trust as of the Closing Date, as if the issuance and sale of the Notes had taken place on that date:


        Class A-1 Notes.......................................    $[       ]
                                                                  ----------
        Class A-2 Notes.......................................     [       ]
                                                                  ----------
        Class A-3 Notes.......................................     [       ]
                                                                  ----------
        Class A-4 Notes.......................................     [       ]
                                                                  ----------
        Class B Notes.........................................     [       ]
                                                                  ----------
           Total..............................................    $[       ]
                                                                  ==========


                   The Owner Trustee and the Indenture Trustee


     Wilmington Trust Company is the Owner Trustee under the Trust Agreement. Wilmington Trust Company is a Delaware banking corporation, and its Corporate Trust Office is located at 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration. The Depositor, the Servicer and its affiliates may maintain normal commercial banking relations with the Owner Trustee and its affiliates. The fees and expenses of the Owner Trustee will be paid by the Administrator.


     The Chase Manhattan Bank is the Indenture Trustee under the Indenture (the Indenture Trustee and the Owner Trustee are collectively referred to as the "Trustees"). The Chase Manhattan Bank is a New York banking association and its principal executive offices are located at 450 West 33rd Street, New York, New York 10001. The Depositor, the Servicer and its affiliates may maintain normal commercial banking relations with the Indenture Trustee and its affiliates.

                                The Receivables


Assets of the Trust

     On the Closing Date, the assets of the Trust will include:


1. the Initial Receivables having an aggregate principal balance as of the close of business on [ ] (the "Initial Cutoff Date") of approximately $[ ] (the "Initial Pool Balance") and the Subsequent Receivables;

2. all rights, benefits, obligations and proceeds arising from or in connection with the Receivables, including the right to receive payments collected thereon after the Initial Cutoff Date with respect to the Initial Receivables and on or after the related Subsequent Cutoff Date with respect to any Subsequent Receivables;


3. security interests in the new or used automobiles, motorcycles, light-duty trucks and sport utility vehicles (the "Financed Vehicles") securing each Receivable;

4.   the related Receivable files;

5. all rights to insurance proceeds and liquidation proceeds with respect to the Receivables;


6. certain rights under the Receivables Purchase Agreement dated as of [___________], 2001 (the "Receivables Purchase Agreement") between the Depositor and BMW FS, as seller (the "Seller") and any Subsequent Purchase Agreement between the Depositor and BMW FS;

7.   funds on deposit from time to time in the Reserve Account;

8.   funds on deposit in the Collection Account;


9.   funds on deposit in the Pre-Funding Account; and

10.  funds on deposit in the Capitalized Interest Account.

     The Motor Vehicle Contracts that comprise the Receivables are secured by new or used automobiles, motorcycles, light-duty trucks and sport utility vehicles manufactured by the BMW Group as well as Land Rover sport utility vehicles except that __% by principal balance of the Receivables are secured by vehicles of other manufacturers. The Contracts were originated by BMW Centers and Land Rover dealers who participate in BMW FS' vehicle financing program and were acquired by BMW FS. See "BMW FS' Vehicle Financing Programs."


     The Trust will purchase the Initial Receivables from the Depositor on or about May [ ], 2001 (the "Closing Date") pursuant to the Sale and Servicing Agreement.

     The Depositor will have purchased the Initial Receivables from the Seller pursuant to the Receivables Purchase Agreement. In the Receivables Purchase Agreement, the Seller makes specific representations and warranties as of the Closing Date with respect to the Receivables and agrees to repurchase any Receivable with respect to which there is a breach of any such representation and warranty if that breach has a material and adverse effect on the interests of the Depositor or the Trust in the related Receivable. Under the Sale and Servicing Agreement, the Depositor will assign all of its rights under the Receivables Purchase Agreement, including its right to enforce the Seller's repurchase obligations, to the Trust.


     The Receivables may be prepaid at any time without penalty by the purchaser or co-purchasers of the Financed Vehicle or any other person or persons who are obligated to make payments thereunder (each, an "Obligor").

Eligibility Criteria


     The Receivables were or will be selected from the Seller's portfolio of motor vehicle retail installment sale contracts based on several criteria, including the requirement that each Receivable:


1.   has an original term of not more than [ ] months;

2.   has a current principal balance of at least $[ ];

3. provides for level monthly payments that fully amortize the amount financed over the original term of the related Contract;


4. is not more than 30 days past due as of the Initial Cutoff Date or Subsequent Cutoff Date, as applicable;

5. does not have a final scheduled payment date later than six months prior to the Final Scheduled Payment Date of the Class B Notes; and


6. does not have any notation in the Servicer's records indicating the Obligor is the subject of a bankruptcy proceeding.


     No selection procedures believed to be adverse to the Noteholders were used in selecting the Receivables.

     During the Funding Period, pursuant to the Receivables Purchase Agreement, the Depositor is obligated to purchase from BMW FS and, pursuant to the Sale and Servicing Agreement, to sell to the Trust, Subsequent Receivables to the extent they are available. On the Closing Date, the amount available to purchase Subsequent Receivables will be approximately $[ ]. On each date on which Subsequent Receivables are transferred to the Trust (each, a "Subsequent Transfer Date"), BMW FS will convey Subsequent Receivables to the Depositor pursuant to an agreement (a "Subsequent Purchase Agreement") between BMW FS and the Depositor. The Depositor will convey the Subsequent Receivables to the Trust on the related Subsequent Transfer Date pursuant to the Sale and Servicing Agreement and an agreement (a "Subsequent Transfer Agreement") between the Depositor and the Trust. The purchase price for each Subsequent Receivable will be withdrawn from the Pre-Funding Account, a portion of the withdrawal amount will be deposited into the Reserve Account, if necessary, and the remainder of the purchase price will be paid to the Depositor by the Trust and then to BMW FS by the Depositor.


     Any conveyance of Subsequent Receivables is subject to the following conditions, among others:


1. as of the Subsequent Cutoff Date, each of the Subsequent Receivable must satisfy the eligibility criteria specified under "The Receivables" in the Prospectus Supplement and in the Sale and Servicing Agreement;

2. BMW FS will have selected the Subsequent Receivables in a manner that it believes is not adverse to the interests of the Noteholders;

3. BMW FS and the Depositor will deliver opinions of counsel to the Trust, the Indenture Trustee and the Rating Agencies with respect to the validity of the conveyance of the Subsequent Receivables;


4. after inclusion of the Subsequent Receivables, the weighted average remaining term of the Receivables shall not be greater than ___ months;


5.   none of the Subsequent Receivables will have an APR of less than [ ]%;


6. after inclusion of the Subsequent Receivables, at least [ ]% of the aggregate principal balance of the Receivables is secured by Financed Vehicles which were new at the date of origination;

7. None of the Subsequent Receivables will have a final scheduled payment not later than six months prior to the Final Scheduled Payment Date for the Class B Notes:

8. the Rating Agencies shall confirm that the ratings on the Notes (as defined in this prospectus supplement) will not be withdrawn or reduced as a result of the transfer of such Subsequent Receivables to the Trust.

     Because the Subsequent Receivables may be originated after the Initial Receivables, following the conveyance of Subsequent Receivables to the Trust some of the characteristics of the Receivables, such as the weighted average APR of the Receivables, the weighted average term to maturity of the Receivables and the geographic concentration of the Receivables are likely to vary from those of the Initial Receivables.


Description of Initial Receivables


     All of the Initial Receivables were originated by BMW FS or purchased by BMW FS from BMW Centers. As of the Initial Cutoff Date, approximately [ ]% of the Initial Receivables by aggregate principal balance represented financing of new vehicles and [ ]% of the Initial Receivables by aggregate principal balance represented financing of used vehicles.

     As of the Initial Cutoff Date, approximately [ ]%, [ ]%, [ ]%, [ ]% and [ ]% of the Initial Receivables by aggregate principal balance were BMW automobiles, BMW motorcycles, BMW sport utility vehicles, Land Rover sport utility vehicles and vehicles of other manufacturers, respectively.

     The distribution by APR, geographic distribution, distribution by remaining term and distribution by remaining balance of the Initial Receivables as of the Initial Cutoff Date are as set forth in the following tables. We refer you to "The Receivables" in the accompanying prospectus for a further description of the characteristics of Simple Interest Receivables.


                     COMPOSITION OF THE INITIAL RECEIVABLES


Aggregate Principal Balance......................... $[                   ]
Number of Receivables............................... [        ]
Average Principal Balance........................... $[           ]
Average Original Amount Financed.................... $[         ]
   Range of Original Amount Financed................ $[           ]
Weighted Average APR(1)............................. [  ]%
   Range of APRs.................................... [  ]% to [  ]%
Weighted Average Original Term to Maturity(1)....... [    ] months
   Range of Original Term to Maturities............. [   ] months to [  ] months

Weighted Average Remaining Term to Maturity(1)...... [   ] months
   Range of Remaining Term to Maturities............ [  ] months to [  ] months


----------------
(1)  Weighted by Principal Balance as of the Initial Cutoff Date.

                 Distribution of the Initial Receivables by APR

              (Percentages may not add to 100.00% due to rounding)


                                              Percentage
                                             of Aggregate   Initial Cutoff Date   Percentage
                                Number of      Number of         Principal        of Initial
Range of APRs (%)              Receivables    Receivables         Balance        Pool Balance
-----------------              -----------   ------------   -------------------  ------------
2.01% to 3.00%................   [     ]        [     ]         $                         %
3.01% to 4.00%................   [     ]        [     ]
4.01% to 5.00%................   [     ]        [     ]
5.01% to 6.00%................   [     ]        [     ]
6.01% to 7.00%................   [     ]        [     ]
7.01% to 8.00%................   [     ]        [     ]
8.01% to 9.00%................   [     ]        [     ]
9.01% to 10.00%...............   [     ]        [     ]
10.01% to 11.00%..............   [     ]        [     ]
11.01% to 12.00%..............   [     ]        [     ]
12.01% to 13.00%..............   [     ]        [     ]
13.01% to 14.00%..............   [     ]        [     ]
14.01% to 15.00%..............   [     ]        [     ]
15.01% to 16.00%..............   [     ]        [     ]
                                --------       --------         --------            -------
Totals:.......................   [     ]        [     ]%        $                         %




                Distribution of the Initial Receivables by State
            Based on the State in which the Related Vehicle is Titled


              (Percentages may not add to 100.00% due to rounding)


                                             Percentage of
                                               Aggregate                          Percentage
                                Number of      Number of    Initial Cutoff Date   of Initial
State(1)                       Receivables    Receivables    Principal Balance   Pool Balance
-----------------              -----------   -------------  -------------------  ------------
Alabama.......................                         %                                  %
Alaska........................
Arizona.......................
Arkansas......................
California....................
Colorado......................
Connecticut...................
Delaware......................
Florida.......................
Georgia.......................
Hawaii........................
Idaho.........................
Illinois......................
Indiana.......................
Iowa..........................
Kansas........................
Kentucky......................
Louisiana.....................
Maine.........................


                                             Percentage of
                                               Aggregate                          Percentage
                                Number of      Number of    Initial Cutoff Date   of Initial
State(1)                       Receivables    Receivables    Principal Balance   Pool Balance
-----------------              -----------   -------------  -------------------  ------------
Alabama.......................                         %                                  %
Alaska........................
Arizona.......................
Arkansas......................
California....................
Colorado......................
Connecticut...................
Delaware......................
Florida.......................
Georgia.......................
Hawaii........................
Idaho.........................
Illinois......................
Indiana.......................
Iowa..........................
Kansas........................
Kentucky......................
Louisiana.....................
Maine.........................
Maryland......................
Massachusetts.................
Michigan......................
Minnesota.....................
Mississippi...................
Missouri......................
Montana.......................
Nebraska......................
Nevada........................
New Hampshire.................
New Jersey....................
New Mexico....................
New York......................
North Carolina................
North Dakota..................
Ohio..........................
Oklahoma......................
Oregon........................
Pennsylvania..................
Rhode Island..................
South Carolina................
South Dakota..................
Tennessee.....................
Texas.........................
Utah..........................
Vermont.......................
Virginia......................


                                             Percentage of
                                               Aggregate                          Percentage
                                Number of      Number of    Initial Cutoff Date   of Initial
State(1)                       Receivables    Receivables    Principal Balance   Pool Balance
-----------------              -----------   -------------  -------------------  ------------
Washington....................
West Virginia.................
Wisconsin.....................
Wyoming.......................
                                --------       --------         --------            -------
Totals:.......................
                                ========       ========         ========            =======



----------------
(1)  Percentages may not add to 100% due to rounding.



 Distribution of the Initial Receivables by Remaining Term to Scheduled Maturity

                                                   Percentage of                                Percentage of
Remaining Term to                 Number of     Aggregate Number of        Aggregate         Aggregate Principal
Scheduled Maturity               Receivables        Receivables        Principal Balance         Balance (1)
------------------               -----------        -----------        -----------------         -----------

6 months or less...............    [     ]            00.00%               [$    . ]                00.00%
7 to 12 months.................    [     ]            00.00%               [$    . ]                00.00%
13 to 18 months................    [     ]            00.00%               [$    . ]                00.00%
19 to 24 months................    [     ]            00.00%               [$    . ]                00.00%
25 to 30 months................    [     ]            00.00%               [$    . ]                00.00%
31 to 36 months................    [     ]            00.00%               [$    . ]                00.00%
37 to 42 months................    [     ]            00.00%               [$    . ]                00.00%
43 to 48 months................    [     ]            00.00%               [$    . ]                00.00%
49 to 54 months................    [     ]            00.00%               [$    . ]                00.00%
55 to 60 months................    [     ]            00.00%               [$    . ]                00.00%
Greater than 60 months.........    [     ]            00.00%               [$    . ]                00.00%
         Total.................    [     ]            00.00%               [$    . ]                00.00%


----------------
(1)  Percentage may not add to 100% because of rounding.

     Distribution by Remaining Principal Balance of the Initial Receivables


                                                        Percentage of                Percentage of
                                                          Aggregate     Aggregate      Aggregate
                                            Number of     Number of     Principal      Principal
Range of Remaining Principal Balances      Receivables   Receivables     Balance       Balance(1)
-------------------------------------      -----------  -------------   ---------     ----------
$0 - 2,500.00.............................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$2,501.01 - 5,000.00......................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$5,001.01 - 7,500.00......................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$7,501.01 - 10,000.00.....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$10,001.01 - 12,500.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$12,501.01 - 15,000.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$15,001.01 - 17,500.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$17,501.01 - 20,000.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$20,001.01 - 22,500.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$22,501.01 - 25,000.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$25,001.01 - 27,500.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$27,501.01 - 30,000.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$30,001.01 - 32,500.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$32,501.01 - 35,000.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$35,001.01 - 37,500.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$37,501.01 - 40,000.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$40,001.01 - 42,500.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$42,501.01 - 45,000.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$45,001.01 - 47,500.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$47,501.01 - 50,000.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$50,001.01 - 52,500.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$52,501.01 - 55,500.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$55,001.01 - 57,500.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$57,501.01 - 60,000.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$60,001.01 - 62,500.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
$62,501.01 - 65,000.00....................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
Greater than $65,000.01...................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]
         Totals...........................   [ ,   ]         [0.00%]      [$   . ]      [0.00%]


----------------
(1)  Percentages may not add to 100% because of rounding.

                     Maturity and Prepayment Considerations

     Information regarding maturity and prepayment considerations with respect to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Class A Notes") and the Class B Notes (the "Class B Notes" and together with the Class A Notes, the "Notes") is set forth under "Weighted Average Life of the Securities" in the accompanying prospectus and "Risk Factors--You may experience reduced returns on your investment resulting from prepayments, repurchases or early termination of the trust" in the accompanying prospectus. Except as otherwise provided in this prospectus supplement, no principal payments will be made on the Class A-2 Notes until the Class A-1 Notes have been paid in full; no principal payments will be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full; and no principal payments will be made on the Class A-4 Notes until the Class A-3 Notes have been paid in full. In addition, no principal payments will be made on the Class B Notes until the Class A Notes have been paid in full. We refer you to "Payments on the Notes" in this prospectus supplement.

     Because the rate of payment of principal of each class of Notes depends primarily on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes could occur significantly earlier or later than their respective final scheduled Payment Dates set forth under "Payments on the Notes" (each, a "Final Scheduled Payment Date") in this prospectus supplement. Noteholders will bear the risk of being able to reinvest principal payments on the Notes at yields at least equal to the yield on their respective classes of Notes. No prediction can be made as to the rate of prepayments on the Receivables in either stable or changing interest rate environments.

     Although the Receivables have different APRs, disproportionate rates of prepayments between Receivables with APRs greater than or less than the Required Rate (as defined in the accompanying prospectus) will generally not affect your yield. However, higher rates of prepayments of Receivables with higher APRs will decrease the amount available to cover delinquencies and defaults on the Receivables and may decrease the amounts available to be deposited in the Reserve Account.

             Delinquencies, Repossessions and Loan Loss Information


     Set forth below is information concerning BMW FS' experience with respect to its entire portfolio of new and used BMW motor vehicle retail installment sale contracts, which includes contracts sold by but still being serviced by BMW FS. Credit losses are an expected cost in the business of extending credit and are considered in BMW FS' rate-setting process.


     Delinquency, repossession and loss experience may be influenced by a variety of economic, social and geographic conditions and other factors beyond the control of BMW FS. There is no assurance that BMW FS' delinquency, repossession and loss experience with respect to its retail installment sale contracts, or the experience of the trust with respect to the contracts, will be similar to that set forth below. If economic conditions in the future differ from those during the periods referenced in the tables below, BMW FS' delinquency, repossession and loss experience may be adversely affected.

     The percentages in the tables below have not been adjusted to eliminate the effect of the growth of BMW FS' portfolio. Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those shown if a group of receivables were isolated at a period in time and the delinquency, repossession and net loss data showed the activity only for that isolated group over the periods indicated.


     The following tables set forth the historical delinquency experience and net credit loss and repossession experience of BMW FS' portfolio of contracts for new and used automobiles, motorcycles, light duty trucks and sport utility vehicles.

     In the table below, the period of delinquency for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 is based on the number of days more than 20% of a scheduled payment on a cumulative basis is contractually past due. The information included below under the headings "Delinquencies as a percent of contracts outstanding - 90 days or more" and "Dollar Delinquencies as a percent of principal amount outstanding - 90 days or more" excludes vehicles that have been repossessed. There is no assurance that the behavior of the Receivables will be comparable to BMW FS' experience shown in the following tables.

                             Delinquency Experience
                                 At December 31,



                                     --------      --------       --------      --------      --------
                                       2000          1999           1998          1997          1996
                                     --------      --------       --------      --------      --------

Number of contracts at end of
  period.......................       120,009       98,921         89,431        87,222        77,525
Delinquencies as a percent of
  contracts outstanding
    30-59 days.................       1.60%         1.78%          1.84%         2.08%         1.81%
    60-89 days.................       0.36%         0.33%          0.36%         0.61%         0.44%
    90 days or more............       0.29%         0.23%          0.24%         0.35%         0.72%
    Total......................       2.25%         2.34%          2.44%         3.04%         2.97%

Dollar delinquencies as a percent
  of principal amount outstanding
    30-59 days.................       1.50%         1.55%          1.63%         2.04%         1.80%
    60-89 days.................       0.38%         0.30%          0.34%         0.60%         0.47%
    90 days or more............       0.26%         0.20%          0.25%         0.32%         0.76%
    Total......................       2.13%         2.06%          2.22%         2.96%         3.03%

     The information in the table below includes contracts for new and used automobiles, motorcycles, light duty trucks and sport utility vehicles. All amounts and percentages, except as indicated, are based on the principal balances of the contracts net of unearned finance and other charges. Averages are computed by taking a simple average of year-end outstanding amounts for each period presented. The information set forth under the heading "Charge-offs" represents the total aggregate net principal balance of contracts determined to be uncollectible in the period less proceeds from disposition of related vehicles, other than recoveries described in the next sentence. The information set forth under the heading "Recoveries" generally includes amounts received from customers with respect to contracts previously charged-off, net of the proceeds realized in connection with the sale of the financed vehicles. The information set forth under the heading "Number of Repossessions sold" means the number of repossessed financed vehicles that have been sold by BMW FS in a given period.




                           Net Credit Loss Experience
                             (dollars in thousands)
                          At or for Twelve Months Ended



                                      --------      --------       --------       --------       --------
                                        2000          1999           1998           1997           1996
                                      --------      --------       --------       --------       --------

Principal Amount Outstanding ..     $2,467,392     $1,956,319     $1,627,533     $1,563,687     $1,432,160
Average Principal Amount
  Outstanding .................     $2,211,856     $1,791,926     $1,595,610     $1,497,924     $1,314,649
Number of Contracts Outstanding        120,009         98,921         89,431         87,222         77,525
Average Number of Contracts
  Outstanding..................        109,465         94,176         88,327         82,374         70,188
Charge-offs - full period actuals   $   14,839     $   13,362     $   11,658     $    9,958     $    7,435
Recoveries - full period actuals    $    3,547     $    3,941     $    3,485     $    2,852     $    1,960
Net Losses ....................     $   11,292     $    9,421     $    8,173     $    7,106     $    5,475
Number of Repossessions sold...
Number of Repossessions sold as a
  percent of the Average Number
  of Contracts Outstanding.....         0.68%          0.84%          0.95%          0.89%          0.68%
Net Losses as a percent of
  Average Principal Amount
  Outstanding..................         0.51%          0.53%          0.51%          0.47%          0.42%

                       Weighted Average Life of the Notes


     Prepayments on motor vehicle receivables can be measured relative to a payment standard or model. The model used in this prospectus supplement, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables in question are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 1% of the receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.


     As the rate of the payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes could occur significantly earlier than the respective Final Scheduled Payment Dates. Reinvestment risk associated with early payment of the Notes will be borne exclusively by the holders of the Notes.

     The tables captioned "Percent of Initial Class A Note Principal at Various ABS Percentages" (the "ABS Tables") have been prepared on the basis of the characteristics of the Receivables described under "The Receivables Pool." The ABS Tables assume that:

o the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

o each scheduled monthly payment on each Receivable is scheduled to be made and is made on the last day of each month and each month has 30 days;

o payments are made on the Notes on each Payment Date, and each Payment Date is assumed to be the twenty-fifth day of each applicable month;

o the balance in the Reserve Account on each Payment Date is the required amount described under "Subordination; Reserve Account";

o the amounts in the Pre-Funding Account are fully invested in Subsequent Receivables on __; and

o except as indicated in the ABS Tables, the Servicer does not exercise its option to purchase the Receivables on the earliest Payment Date on which its option may be exercised.

The hypothetical pools each have an assumed cutoff date of [ ], 2001. The ABS Tables indicate the projected weighted average life of each class of Notes and sets forth the percent of the initial principal amount of each class of Notes that is projected to be outstanding after each of the Payment Dates shown at various constant ABS percentages.

     The ABS Tables also assume that the Initial Receivables and the Subsequent Receivables have been aggregated into hypothetical pools with all of the Receivables within each hypothetical pool having the characteristics set forth in the tables below and that the level scheduled monthly payment for each of the pools, based on the aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the assumed cutoff date, will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                               Initial Receivables

--------------------------------------------------------------------------------
         Aggregate Principal                Original Term      Stated Remaining
Pool     Balance                APR         (in Months)        Term (in Months)
----     -------                ---         -----------        ----------------
--------------------------------------------------------------------------------
1
--------------------------------------------------------------------------------
2
--------------------------------------------------------------------------------
3
--------------------------------------------------------------------------------
4
--------------------------------------------------------------------------------
5
--------------------------------------------------------------------------------
6
--------------------------------------------------------------------------------
7
--------------------------------------------------------------------------------
8
--------------------------------------------------------------------------------


                             Subsequent Receivables



--------------------------------------------------------------------------------
             Aggregate Principal               Original Term    Stated Remaining
    Pool     Balance                  APR      (in Months)      Term (in Months)
    ----     -------                  ---      -----------      ----------------
--------------------------------------------------------------------------------
      1
--------------------------------------------------------------------------------


     The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity, that all of the Receivables will prepay at the same level of ABS or that no defaults will occur on the Receivables. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between the assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average life of each class of Notes.

    Percentage of Initial Class A-1 Note Principal at Various ABS Percentages


Payment Date            0.5%         1.0%         1.5%         1.7%
------------            ----         ----         ----         ----
Closing Date






Weighted Average Life (years)(1)(2)..................
Weighted Average Life to Call (years)(1)(3)..........


-----------------------
(1) The weighed average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.


     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.


    Percentage of Initial Class A-2 Note Principal at Various ABS Percentages



Payment Date            0.5%         1.0%         1.5%         1.7%
------------            ----         ----         ----         ----
Closing Date...........





Weighted Average Life (years)(1)(2)...................
Weighted Average Life to Call (years)(1)(3)...........

-------------
(1) The weighed average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.


     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.

    Percentage of Initial Class A-3 Note Principal at Various ABS Percentages


Payment Date                0.5%        1.0%        1.5%        1.7%
------------                ----        ----        ----        ----
Closing Date..............






Weighted Average Life (years)(1)(2)...................
Weighted Average Life to Call (years)(1)(3)...........


-----------------

(1) The weighed average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.


     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.

    Percentage of Initial Class A-4 Note Principal at Various ABS Percentages


Payment Date             0.5%         1.0%         1.5%         1.7%
------------             ----         ----         ----         ----
Closing Date..........






Weighted Average Life (years)(1)(2)
Weighted Average Life to Call (years)(1)(3)
*Month of optional purchase(3)


-------------
(1) The weighed average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.


     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables ) and should be read in conjunction with those assumptions.

         Percentage of Class B Note Principal at Various ABS Percentages


Payment Date             0.5%         1.0%         1.5%         1.7%
------------             ----         ----         ----         ----
Closing Date..........






Weighted Average Life (years)(1)(2)
Weighted Average Life to Call (years)(1)(3)
*Month of optional purchase(3)


-------------
(1) The weighed average life of a certificate is determined by (x) multiplying the amount of each principal payment on a certificate by the number of years from the date of issuance of the note to the related Payment Date,
     (y) adding the results and (z) dividing the sum by the original principal amount of the certificate.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.


     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.

                                  Note Factors

     The "Note Pool Factor" with respect to any class of Notes will be a seven-digit decimal indicating the principal amount of that class of Notes as of the close of business on the Payment Date in that month as a fraction of the respective principal amount of that class of Notes as of the Closing Date. The Servicer will compute the Note Pool Factor each month for each class of Notes. Each Note Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in the principal amount of each class of Notes. The portion of the principal amount of any class of Notes for a given month allocable to a Noteholder can be determined by multiplying the original denomination of the holder's note by the related Note Pool Factor for that month.

     Pursuant to the Transfer and Servicing Agreements, the Noteholders will receive monthly reports concerning the payments received on the Receivables, the Pool Balance, the related Note Pool Factors and various other items of information pertaining to the Trust. Noteholders of record during each calendar year will be furnished information by the Indenture Trustee or the Owner Trustee, as appropriate, for tax reporting purposes not later than the latest date permitted by law. We refer you to "Description of the Transfer and Servicing Agreements--Statements to Securityholders" in the accompanying prospectus.

                                 Use of Proceeds

     The Depositor will use the net proceeds from the sale of the Notes to purchase the Receivables from BMW FS pursuant to the Receivables Purchase Agreement and to fund the Initial Reserve Account, the Pre-Funding Account and the Capitalized Interest Account. The net proceeds to be received by the Depositor from the sale of the Receivables to the Trust will be used by the Depositor in connection with its acquisition of the Receivables from BMW FS and to pay other expenses in connection with the issuance of the Notes. BMW FS will use the proceeds from the sale of the Receivables for general corporate purposes. In addition, BMW FS or its affiliates may apply all or any portion of the net proceeds of this offering to the repayment of debt, including "warehouse" debt secured by the Receivables prior to their sale to the Trust. One or more of the Underwriters, or their respective affiliates or entities for which their respective affiliates act as administrator and/or provide liquidity lines, may have acted as a "warehouse lender" to BMW FS or its affiliates, and may receive a portion of the proceeds as repayment of that "warehouse" debt.

                         The Depositor and the Servicer


     Information regarding the Depositor and the Servicer is set forth under the captions "The Depositor" and "The Servicer" in the accompanying prospectus.



                                    The Notes


General


     The Notes will be issued pursuant to the terms of the Indenture, a form of which has been filed as an exhibit to the registration statement. A copy of the final signed Indenture will be filed with the SEC following the issuance of the Securities. The following summary describes the material terms of the Notes and the Indenture. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes and the Indenture. Where particular provisions or terms used in the Indenture are referred to, the actual provisions, which includes definitions of terms, are incorporated by reference as part of the summary. The following summary supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the notes of any given series and the related Indenture set forth in the accompanying prospectus, to which description reference is hereby made.

Payments of Interest


     Each class of Notes will constitute Fixed Rate Securities, as that term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the accompanying prospectus. Interest on the principal balances of the classes of the Notes will accrue at the respective per annum interest rates set forth on the cover of this prospectus supplement (each, an "Interest Rate") and will be payable to the Noteholders monthly on the twenty-fifth day of each month (or, if that date is not a Business Day, on the next succeeding Business Day) (a "Payment Date") commencing [ ], 2001.

     Interest on the outstanding principal amount of Class A-1 Notes will accrue at the related Interest Rate from and including the most recent Payment Date on which interest has been paid (or from and including the Closing Date with respect to the first Payment Date) to but excluding the current Payment Date. Interest on the Class A-2, Class A-3, Class A-4 Notes and Class B Notes will accrue at the related Interest Rate from and including the 25th day of the month (or from and including the Closing Date with respect to the first Payment Date) to but excluding the 25th day of the following calendar month.

     Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the related Interest Period divided by 360, and interest on the Class A-2, Class A-3 Notes, Class A-4 Notes and Class B Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued but not paid on any Payment Date will be due on the next Payment Date, together with interest on that amount at the applicable Interest Rate, to the extent lawful. Interest payments on the Notes will generally be made from Available Amounts and from amounts on deposit in the Reserve Account, after the Servicing Fee and non-recoverable Advances have been paid. We refer you to "Subordination; Reserve Account--Reserve Account" and "Payments on the Notes" in this prospectus supplement.

     Interest payments to holders of the Class A Notes will have the same priority. Under specified circumstances, the amount available for interest payments could be less than the amount of interest payable on the Class A Notes on any Payment Date, in which case the holders of the Class A Notes will receive their ratable share (based upon the aggregate amount of interest due to that class) of the aggregate amount available to be distributed in respect of interest on the Class A Notes. Interest payments to holders of the Class B Notes will be subordinated to interest payments and, in limited circumstances, principal to holders of the Class A Notes.


Payments of Principal


     The Trust will generally make principal payments to the Noteholders on each Payment Date in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" with respect to any Payment Date equals the sum of:




     o the First Priority Principal Distribution Amount (as defined in this prospectus supplement); and

     o the Regular Principal Distribution Amount (as defined in this prospectus supplement).

     The Trust will pay principal on the Notes from funds on deposit in the Collection Account including amounts, if any, from the Reserve Account, in accordance with the priorities described under "Payments on the Notes--Payment of Distributable Amounts."

     Principal payments on the Notes will generally be made on each Payment Date, in the following order of priority:

     1.   to the Class A-1 Notes until paid in full;

     2.   to the Class A-2 Notes until paid in full;

     3.   to the Class A-3 Notes until paid in full;

     4.   to the Class A-4 Notes until paid in full; and

     5.   to the Class B Notes until paid in full.

     Notwithstanding the foregoing, following the occurrence and during the continuation of:

     o a default in the payment of any interest on any Note of the Controlling Class (as defined in this prospectus supplement) when the same becomes due and payable, which default continues for a period of five days;

     o a default in the payment of principal of or any installment of the principal of any Note when the same becomes due and payable;

     o the bankruptcy of the Trust or the occurrence of other circumstances relating to the bankruptcy or insolvency of the Trust, as described in the Indenture; or

     o    any other Event of Default that results in a liquidation of the Trust;

the priority of payments change. In particular, the Class A Notes will receive 100% of the Principal Distribution Amount until the Notes are paid in full. The trust will make no distributions of principal on the Class B Notes until payment in full of principal and interest on the Class A Notes and will not make any distributions of interest on the Class B Notes until interest on the Class A Notes and the First Priority Principal Distribution Amount has been allocated to the Class A Notes. In addition, principal payments on the Class A Notes will be made first to the holders of the Class A-1 Notes until they have been paid in full; thereafter principal payments on the Class A Notes will be made to the holders of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (together with the holders of the Class A-1 Notes, the "Noteholders") on a pro rata basis based on the principal balance of that class of outstanding Notes. Beginning on the Payment Date on which the Class A Notes have been paid in full, the remainder of the Principal Distribution Amount, if any, and on each subsequent Payment Date, 100% of the Principal Distribution Amount, will be paid to the holders of record of the Class B Notes (the "Class B Noteholders") until the Class B Notes have been paid in full.

     The actual Payment Date on which the outstanding principal amount of any class of Notes is paid in full may be significantly earlier than its Final Scheduled Payment Date based on a variety of factors, including the factors described under "Weighted Average Life of the Securities" in the accompanying prospectus.

     If the principal amount of a class of Notes has not been paid in full on or prior to its Final Scheduled Payment Date, the Noteholders' Principal Distribution Amount for that Payment Date will, to the extent the remaining Available Amounts are sufficient, include an amount sufficient to reduce the unpaid principal amount of that class of Notes to zero on that Payment Date. We refer you to "Payment on the Notes--Payment of Distributable Amounts" in this prospectus supplement.


Optional Prepayment


     If the Servicer exercises its option to purchase the Receivables when the Pool Balance declines to 10% or less of the sum of the Initial Pool Balance and the amount on deposit in the Pre-Funding Account on the Closing Date, Class A-4 and Class B Noteholders will receive an amount in respect of the Class A-4 and Class B Notes equal to the outstanding principal balance of the Class A-4 and Class B Notes, together with accrued but unpaid interest at the related Interest Rate. The "Pool Balance" on any Payment Date will equal the aggregate principal balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchased Amounts (for this purpose, Liquidated Receivables will have a principal balance of zero.).


Indenture


     Events of Default; Rights upon Event of Default. Upon an Event of Default, the Controlling Class of Noteholders will have the rights set forth in the prospectus under "The Notes--Indenture--Events of Default; Rights Upon Event of Default." The Indenture Trustee may sell the Receivables subject to the conditions set forth in the Indenture following an Event of Default, including a default in the payment of any principal of or a default for five days or more in the payment of any interest on any note of the Controlling Class. The failure to pay interest on any Class B Note within five days of the related payment date will not constitute an Event of Default under the Indenture. In the case of an Event of Default not involving any default in payment of principal of or interest on a Class A Note, the Indenture Trustee is prohibited from selling the Receivables unless one of the conditions set forth in the accompanying prospectus under "The Notes--Indenture--Events of Default and--Rights Upon Event of Default" has been satisfied. Following the occurrence of certain Events of Default under the Indenture, the trust will make no distributions of principal or interest on the Class B Notes until payment in full of principal and interest on the Class A Notes. In addition, payments of principal on the Class A Notes will be made first to the Class A-1 Notes until the Class A-1 Notes are repaid in full, and then pro rata to the Class A-2, Class A-3 and Class A-4 Notes until each principal amount is paid in full. If there are any amounts remaining, those amounts will be used to pay interest and principal on the Class B Notes until the principal amount is paid in full.


     "Controlling Class" means with respect to any outstanding Notes, the Class A Notes (voting together as a single class) as long as any Class A Notes are outstanding, and thereafter, the Class B Notes for so long as any Class B Notes are outstanding - excluding Notes held by the Depositor, the Servicer or their affiliates.

Notices

     Noteholders will be notified in writing by the Indenture Trustee of any Event of Default, Servicer Default or termination of, or appointment of a successor to, the Servicer promptly upon a Responsible Officer (as defined in the Transfer and Servicing Agreements) obtaining actual knowledge of these events.

     If Notes are issued other than in book-entry form, those notices will be mailed to the addresses of Noteholders as they appear in the register maintained by the Indenture Trustee prior to mailing. Those notices will be deemed to have been given on the date of that publication or mailing.


Governing Law


     The Indenture and the Notes are governed by and shall be construed in accordance with the laws of the State of New York applicable to agreements made in and to be performed wholly within that jurisdiction.

                              Payments on the Notes

     On or before the 18th calendar day of each month (or, if the 18th day is not a Business Day, the next succeeding Business Day (each a "Determination Date")), the Servicer will inform the Owner Trustee and the Indenture Trustee of, among other things, the amount of funds collected on or in respect of the Receivables, the amount of Advances to be made by and reimbursed to the Servicer and the Servicing Fee and other servicing compensation payable to the Servicer, in each case with respect to the immediately preceding Collection Period. On or prior to each Payment Date, the Servicer will also determine the following:


     1.   Available Amounts;


     2.   Class A Noteholders' interest distribution;

     3.   Class B Noteholders' interest distribution;

     4.   Principal Distribution Amount; and

     5. based on the available funds and other amounts available for payment on the related Payment Date as described below, the amount to be distributed to the Class A Noteholders and Class B Noteholders.


     The Indenture Trustee or the Owner Trustee, as the case may be, will make payments to the Noteholders out of the amounts on deposit in the Collection Account. The amounts to be distributed to the Noteholders will be determined in the manner described below.

Calculation of Available Amounts

     The amount of funds available for distribution on a Payment Date will generally equal the sum of Available Interest and Available Principal (collectively, "Available Amounts").

     "Available Interest" for a Payment Date will equal the sum of the following amounts (without duplication) allocable to interest received or allocated by the Servicer on or in respect of the Receivables during the related Collection
Period:

     1. that portion of all collections on Receivables allocable to interest (including the amount, if any, of Advances for that Collection period, but excluding the amount, if any, of reimbursements of Advances previously made to the Servicer);

     2. the Purchase Amount of each Receivable that became a Purchased Receivable to the extent attributable to accrued interest on that Receivable;

     3.   Recoveries for that Collection Period;

     4. investment earnings on the Accounts (other than the Collection Account and the Reserve Account) for the related Payment Date;

     5. net Liquidation Proceeds for that Collection Period to the extent allocable to interest;


     6.   net Investment Losses deposited by the Servicer; and

     7.   Capitalized Interest Payments.

     "Available Principal" for a Payment Date will equal the sum of the following amounts, without duplication, with respect to the related Collection
Period:

     1.   the portion of all collections on Receivables allocable to principal;


     2. net Liquidation Proceeds for that Collection Period to the extent allocable to principal;

     3. that portion allocable to principal of the Purchase Amount of all Receivables that became Purchased Receivables during or in respect of that Collection Period; and

     4. on the Payment Date immediately following the end of the Funding Period, the remaining Pre-Funded Amount not used to acquire Subsequent Receivables.


     Available Interest and Available Principal on any Payment Date will exclude the following amounts:

     1. amounts received on a particular Receivable (other than a Liquidated Receivable) to the extent that the Servicer has previously made an unreimbursed Advance in respect of that Receivable; and


     2. net Liquidation Proceeds with respect to a particular Receivable to the extent of unreimbursed Advances in respect of that Receivable.

     "Liquidation Proceeds" means, with respect to any Receivable that becomes a Liquidated Receivable, the moneys collected in respect of that Liquidated Receivable, from whatever source, during or after the Collection Period in which the Receivable became a Liquidated Receivable, including liquidation of the related Financed Vehicle, net of the sum of any out-of-pocket expenses of the Servicer reasonably allocated to the liquidation and any amounts required by law to be remitted to the Obligor on the Liquidated Receivable.


     A "Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred:


     o    the related Financed Vehicle has been repossessed and liquidated;

     o the related Financed Vehicle has been repossessed in excess of 90 days and has not yet been liquidated;

     o the Servicer has determined in accordance with its collection policies that all amounts that it expects to receive with respect to the Receivable have been received; or


     o the end of the Collection Period in which the Receivable becomes more than 150 days or more past due.

     "Purchased Amount" means any Administrative Purchase Payments or Warranty Purchase Payments made with respect to Purchased Receivables.

     "Purchased Receivable" means a Warranty Receivable or an Administrative Receivable, respectively.


     "Recoveries" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect of that Liquidated Receivable, from whatever source, during any Collection Period following the Collection Period in which the Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.


Payment of Distributable Amounts


     Prior to each Payment Date, the Servicer will calculate the amount to be distributed to the Class A Noteholders and Class B Noteholders. On each Payment Date, the Servicer will allocate amounts on deposit in the Collection Account with respect to the related Collection Period as described below and will instruct the Indenture Trustee to make the following payments and distributions from Available Amounts on deposit in the Collection Account, and in the event of a shortfall in meeting the payments described in clauses (1) through (5) below (an "Available Amounts Shortfall") amounts withdrawn from the Reserve Account, in the following amounts and order of priority:


     1. to the Servicer, the Servicing Fee, including any unpaid Servicing Fees with respect to one or more prior Collection Periods, and non-recoverable Advances;


     2.   to the Class A Noteholders:

          o the aggregate amount of interest accrued for the related Interest Period on each of the Class A Notes at their respective interest rates on the principal outstanding as of the previous Payment Date after giving effect to all payments of principal to the Class A Noteholders on the preceding Payment Date; and

          o the excess, if any, of the amount of interest payable to the Class A Noteholders on prior Payment Dates over the amounts actually paid to the Class A Noteholders on those prior Payment Dates, plus interest on that shortfall to the extent permitted by law;

     3. to the Principal Distribution Account, the First Priority Principal Distribution Amount, if any;


     4.   to the Class B Noteholders:



          o (a) the aggregate amount of interest accrued for the related Interest Period on each of the Class B Notes at the interest rate on the Class B Notes on the principal outstanding as of the previous Payment Date after giving effect to all payments of principal to the Class B Noteholders on the preceding Payment Date; and

          o the excess, if any, of the amount of interest payable to the Class B Noteholders on prior Payment Dates over the amounts actually paid to the Class B Noteholders on those prior Payment Dates, plus interest on that shortfall to the extent permitted by law;

     5. to the Principal Distribution Account, the Regular Principal Distribution Amount;

     6. to the Reserve Account, from Available Amounts remaining (this amount being the "Excess Amount"), the amount necessary to cause the amount on deposit in that account to equal the Specified Reserve Account Balance;

     7. to the Indenture Trustee and the Owner Trustee, any accrued and unpaid Trust Fees and Expenses, in each case to the extent the fees and expenses have not been previously paid by the Servicer;] and

     8.   any Available Amounts remaining, to the Certificateholder.

     The Noteholders' Principal Distribution Amount will be allocated among the Notes as described above under "The Notes--Payments of Principal."

     For the purposes of this prospectus supplement, the following terms will have the following meanings:

     The "First Priority Principal Distribution Amount" will mean, with respect to any Payment Date, an amount equal to the excess, if any of:

     o the aggregate outstanding principal amount of the Class A Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes on that preceding Payment Date) over

     o the Pool Balance at the end of the Collection Period preceding that Payment Date plus amounts on deposit in the Pre-Funding Account less the Yield Supplement Overcollateralization Amount with respect to such Payment Date;

provided however, that the First Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on that Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date); and provided further, that the First Priority Principal Distribution Amount on and after the Final Scheduled Payment Date of a class of Class A Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of that class of Class A Notes and all earlier maturing classes of Class A Notes to zero.

     "Interest Period" means:

     o with respect to the Class A-1 Notes, the period from and including the most recent Payment Date on which interest has been paid (or, in the case of the first Payment Date, the Closing Date) to but excluding the next succeeding Payment Date; and

     o with respect to the Class A-2, Class A-3, Class A-4 Notes and Class B Notes, the period from and including the 25th day of the calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding the 25th day of the next calendar month.

     The "Principal Distribution Account" will mean the administrative subaccount of the Note Distribution Account established and maintained as the Principal Distribution Account pursuant to the Sale and Servicing Agreement.

     The "Principal Distribution Amount" will mean, with respect to any Payment Date, the sum of the First Priority Principal Distribution Amount and the Regular Principal Distribution Amount with respect to that Payment Date.

     The "Regular Principal Distribution Amount" will: mean, with respect to any Payment Date, an amount not less than zero equal to the excess, if any of:

     o an amount equal to (i) the aggregate outstanding principal amount of all the Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment
          Date) or the Closing Date, as the case may be, minus (ii) the sum of the Pool Balance at the end of the Collection Period preceding that Payment Date plus amounts on deposit in the Pre-Funding Account less the Yield Supplement Overcollateralization Amount with respect to that Payment Date, over

     o the First Priority Principal Distribution Amount, if any, with respect to that Payment Date;

provided however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on that Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date in respect of the First Priority Principal Distribution Amount, if any); and provided further, that the Regular Principal Distribution Amount on and after the Final Scheduled Payment Date of a class of Class A Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of that class of Class A Notes and all earlier maturing classes of Class A Notes to zero.

"Trust Fees and Expenses" will mean all accrued and unpaid Trustees' fees and any amounts due to the Trustees for reimbursement of expenses or in respect of indemnification and other administrative fees of the Trust.

                               Credit Enhancement

     The protection afforded to the Noteholders will be effected both by the preferential right of the Noteholders to receive, to the extent described in this prospectus supplement, current distributions on the Receivables, the establishment of the Reserve Account and the subordination of the Certificateholder's right to receive excess interest. The protection afforded to the Class B Noteholders will be effected by the establishment of the Reserve Account and the subordination of the Certificateholder's right to receive excess interest.

Subordination

     The rights of the Class B Noteholders to receive any distributions of interest or principal is subordinated to payments of interest on the Class A Notes and, in limited circumstances, payments of principal of the Class A Notes. To the extent that the Pool Balance plus the amount on deposit in the Pre-Funding Account less the Yield Supplement Overcollateralization Amount with respect to a Payment Date has decreased to a level which is less than the aggregate outstanding principal balance on the Class A Notes, a First Priority Principal Distribution Amount will be payable prior to the payment of interest on or principal of the Class B Notes. The Certificateholder is entitled to receive payments of interest collected on the Receivables which are not used by the trust to make other required payments. The Certificateholder's right to receive this excess interest is subordinated to all other payments required to be made on any Payment Date.

Reserve Account

     The Reserve Account will be a segregated account in the name of the Indenture Trustee. The Reserve Account will be created with an initial deposit by the Depositor on the Closing Date of an amount equal to $[ ] (the "Reserve Account Initial Deposit"). The Reserve Account will thereafter be funded by the deposit in the Reserve Account of all Excess Amounts, if any, for each Payment Date to the extent necessary to restore or bring the amounts on deposit in the Reserve Account to the Specified Reserve Account Balance.

     Amounts held from time to time in the Reserve Account will continue to be held for the benefit of Noteholders and may be invested in Eligible Investments. Investment income on those investments (net of losses and expenses) will be paid to the Depositor, upon the direction of the Servicer, to the extent that funds on deposit in the Reserve Account exceed the Specified Reserve Account Balance. If the amount on deposit in the Reserve Account on any Payment Date (after giving effect to all deposits to and withdrawals from the Reserve Account on that Payment Date) is greater than the Specified Reserve Account Balance for that Payment Date, subject to limitations set forth in the Transfer and Servicing Agreements, the Indenture Trustee will include the amount of the excess in the amounts to be distributed to the Certificateholder pursuant to clause (8) in the first paragraph under "Payments on the Securities--Payment of Distributable Amounts" in this prospectus supplement. The Noteholders will not have any rights in, or claims to, amounts distributed to the Certificateholders or to the Depositor.

     The "Specified Reserve Account Balance" with respect to any Payment Date will be an amount equal to [ ]% of the sum of the current Pool Balance. During the Funding Period, if the Trust purchases Subsequent Receivables, a portion of the purchase price for the Subsequent Receivables withdrawn from the Pre-Funding Account will be deposited in the Reserve Account, if necessary, to maintain the amount on deposit in the Reserve Account at the Specified Reserve

Account Balance. In no event, however, will the Specified Reserve Account Balance on any Payment Date be less than $[ ].

     The Servicer may, from time to time after the date of this prospectus supplement, request each rating agency to approve a formula for determining the Specified Reserve Account Balance that is different from that described above or change the manner by which the Reserve Account is funded. If each rating agency delivers a letter to the Owner Trustee to the effect that the use of any new formula will not result in a qualification, reduction or withdrawal of its then-current rating of any class of the Notes, then the Specified Reserve Account Balance will be determined in accordance with the new formula. The Sale and Servicing Agreement will accordingly be amended, without the consent of any Noteholder, to reflect the new calculation.

     Amounts held from time to time in the Reserve Account will be held for the benefit of the Noteholders. On each Payment Date, funds will be withdrawn from the Reserve Account to the extent of any Available Amounts Shortfall with respect to that Payment Date and will be deposited in the Note Distribution Account for distribution to the Noteholders

     None of the Noteholders, the Indenture Trustee, the Owner Trustee or the Depositor will be required to refund any amounts properly distributed or paid to them, whether or not there are sufficient funds on any subsequent Payment Date to make full distributions to the Noteholders.

     The Reserve Account and the subordination of the Class B Notes are intended to enhance the likelihood of receipt by Class A Noteholders of the full amount of principal and interest due them and to decrease the likelihood that the Class A Noteholders will experience losses. However, the Reserve Account could be depleted. If the amount required to be deposited into or required to be withdrawn from the Reserve Account to cover shortfalls in collections on the Receivables exceeds the amount of available cash in the Reserve Account, Noteholders could incur losses or suffer a temporary shortfall in the amounts distributed to the Noteholders.

Yield Supplement Overcollateralization Amount

     On the Closing Date, the sum of the Pool Balance and the amount on deposit in the Pre-Funding Account will exceed the initial principal amount of the Notes, by [ ] (the "Initial Yield Supplement Overcollateralization Amount"), which is approximately [ ]% of the sum of the aggregate principal balance of the Initial Receivables as of the Initial Cutoff Date and the amount on deposit in the Pre-Funding Account on the Closing Date. The Yield Supplement Overcollateralization Amount is intended to compensate for the low APRs on some of the Receivables.

     With respect to any Payment Date, the "Yield Supplement
Overcollateralization Amount" is the amount specified below with respect to that Payment Date:



--------------------------------------------------------------------------------
Closing Date
--------------------------------------------------------------------------------
May                            2001                    [      ]
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June                           2001                    [      ]
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July                           2001                    [      ]
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August                         2001                    [      ]
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September                      2001                    [      ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Closing Date
--------------------------------------------------------------------------------
October                          2001                    [      ]
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November                         2001                    [      ]
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December                         2001                    [      ]
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January                          2002                    [      ]
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February                         2002                    [      ]
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March                            2002                    [      ]
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April                            2002                    [      ]
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May                              2002                    [      ]
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June                             2002                    [      ]
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July                             2002                    [      ]
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August                           2002                    [      ]
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September                        2002                    [      ]
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October                          2002                    [      ]
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November                         2002                    [      ]
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December                         2002                    [      ]
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January                          2003                    [      ]
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February                         2003                    [      ]
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March                            2003                    [      ]
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April                            2003                    [      ]
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May                              2003                    [      ]
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June                             2003                    [      ]
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July                             2003                    [      ]
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August                           2003                    [      ]
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September                        2003                    [      ]
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October                          2003                    [      ]
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November                         2003                    [      ]
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December                         2003                    [      ]
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January                          2004                    [      ]
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February                         2004                    [      ]
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March                            2004                    [      ]
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April                            2004                    [      ]
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May                              2004                    [      ]
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June                             2004                    [      ]
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July                             2004                    [      ]
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August                           2004                    [      ]
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September                        2004                    [      ]
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October                          2004                    [      ]
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November                         2004                    [      ]
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December                         2004                    [      ]
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January                          2005                    [      ]
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February                         2005                    [      ]
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March                            2005                    [      ]
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April                            2005                    [      ]
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May                              2005                    [      ]
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June                             2005                    [      ]
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                                      S-61

     The Yield Supplement Overcollateralization Amount has been calculated for each Payment Date as the sum of the amount for each Receivable equal to the excess, if any, of (x) the scheduled payments due on the Receivable for each future Collection Period discounted to present value as of the end of the preceding Collection Period at the APR of that Receivable over (y) the scheduled payments due on the Receivable for each future Collection Period discounted to present value as of the end of the preceding Collection Period at [ ]%. For purposes of the preceding definition, future scheduled payments on the Receivables are assumed to be made on their scheduled due dates without any delay, defaults or prepayments.


              Description of the Transfer and Servicing Agreements


The Transfer and Servicing Agreements


     The following summary of the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement (collectively, the "Transfer and Servicing Agreements") describes the material terms of the Transfer and Servicing Agreements. The description of the terms of the Transfer and Servicing Agreements in this prospectus supplement does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements. Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement. Copies of the final signed Transfer and Servicing Agreements will be filed with the SEC following the issuance of the Notes. Any description of the Transfer and Servicing Agreements in this prospectus supplement supplements, and to the extent inconsistent replaces, the description of the general terms and provisions of the Transfer and Servicing Agreements set forth in the accompanying prospectus, to which description reference is hereby made.


Sale and Assignment of Receivables; Subsequent Receivables

     Information with respect to the conveyance of the Initial Receivables from the Depositor to the Trust on the Closing Date and the Subsequent Receivables from the Depositor to the Trust on the Subsequent Closing Date pursuant to the Sale and Servicing Agreement is set forth under "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables; Subsequent Receivables " in the accompanying prospectus.

Accounts


     In addition to the accounts referred to under "Description of the Transfer and Servicing Agreements--Accounts" in the accompanying prospectus, the Servicer will also establish and will maintain with the Indenture Trustee the Reserve Account in the name of the Indenture Trustee on behalf of the Noteholders.


Collections


     The Transfer and Servicing Agreements generally require that the Servicer deposit all payments on Receivables received from Obligors and all proceeds of Receivables collected during each Collection Period into the Collection Account not later than two Business Days after receipt. However, if each condition to making monthly deposits as may be required by the Sale and Servicing Agreement (including the satisfaction of specified ratings criteria by the Servicer or the Servicer obtaining a letter of credit or similar agreement and the absence of any Servicer Default) is satisfied, the Servicer may retain those amounts until the related Deposit Date. The Servicer or the

Depositor, as the case may be, will remit the aggregate Warranty Purchase Payments and Administrative Purchase Payments of Receivables to be purchased from the Trust into the Collection Account on or before each Deposit Date. The Servicer will be entitled to withhold, or to be reimbursed from amounts otherwise payable into or on deposit in the Collection Account, amounts previously deposited in the Collection Account but later determined to have resulted from mistaken deposits or postings. Except as described in the Sale and Servicing Agreement, pending deposit into the Collection Account, collections may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. We refer you to "Description of the Transfer and Servicing Agreements--Collections" in the accompanying prospectus.

     "Eligible Investments" are specified in the Trust Agreement and will be limited to investments which meet the criteria of each rating agency from time to time as being consistent with its then-current ratings of the Notes.


     Collections on or in respect of a Receivable made during a Collection Period (including Warranty Purchase Payments and Administrative Purchase Payments) will be applied first to interest accrued to date, second to principal until the principal balance is brought current, third to reduce the unpaid late charges as provided in the Receivable and finally to prepay principal of the Receivable. We refer you to "Description of the Transfer and Servicing Agreements--Collections" in the accompanying prospectus.


     Collections on or in respect of a Receivable made during a Collection Period which are not late fees, prepayment charges, extension fees or certain other similar fees or charges will be applied first to any outstanding Advances made by the Servicer with respect to that Receivable, and then to the related Scheduled Payment. Any collections on or in respect of a Receivable remaining after such applications will be considered an "Excess Payment." Excess Payments constituting a prepayment in full of the related Receivable will be applied as a partial prepayment (a "Prepayment") of the Notes.


Pre-Funding Account



     On the Closing Date, a cash amount equal to approximately $[        ] (the
"Pre-Funded Amount") will be deposited into an account (the "Pre-Funding Account") which will be established in the name of the Indenture Trustee. The Pre-Funded Amount will be equal to approximately [ ]% of the aggregate principal amount of the Notes. The Pre-Funding Account will be an asset of the Trust and will be pledged to the Indenture Trustee pursuant to the Indenture. The Pre-Funded Amount will be funded from the sale of the Notes and is expected to be used to acquire Subsequent Receivables. The "Funding Period" is the period from and including the Closing Date until the earliest of:



     o the Determination Date on which the amount on deposit in the Pre-Funding Account is $100,000 or less;

     o the occurrence of a Servicer Default (as defined in the Sale and Servicing Agreement) or an Event of Default under the Indenture; and

     o    the last day of the Collection Period in [ ] 2001.

The Pre-Funded Amount will be reduced during the Funding Period by the amount withdrawn from the Pre-Funding Account used to purchase Subsequent Receivables in accordance with the Sale and

Servicing Agreement and by the amount withdrawn from the Pre-Funding Account deposited in the Reserve Account in connection with the purchase of the Subsequent Receivables. Amounts held in the Pre-Funding Account may be invested in Eligible Investments. Any earnings on amounts on deposit in the Pre-Funding Account will be included in Available Interest on the next Payment Date pursuant to the Sale and Servicing Agreement. Any Pre-Funded Amount remaining at the end of the Funding Period will be payable as a principal distribution to the Noteholders as a partial mandatory redemption or prepayment on the immediately following Payment Date. If the remaining Pre-funded Amount is equal to or less than $100,000, the Servicer will instruct the Indenture Trustee in writing to withdraw the remaining Pre-Funded Amount and deposit that amount in the Note Distribution Account to be applied to reduce the outstanding amount of the earliest maturing class of Class A Notes. If the Pre-Funded Amount is greater than $100,000, the Servicer will instruct the Indenture Trustee in writing to withdraw amounts equal to the product of the Pre-Funded Percentage for each Class of Notes and the Pre-Funded Amount and deposit those amounts in the Note Distribution Account to be applied in reduction of the outstanding amount of each Class of Notes, sequentially to the earliest maturing class of Class A Notes then outstanding. We refer you to "Description of Transfer and Servicing Agreements-Accounts" in the accompanying prospectus.

"Pre-Funded Percentage" means, with respect to a Class of Notes, the ratio (expressed as a percentage), the numerator of which is the outstanding amount of such Class of Notes as of the preceding Payment Date and the denominator of which is the Note Balance as of the preceeding Payment Date.



Capitalized Interest Account

     On the Closing Date, approximately $[ ] will be deposited in an account (the "Capitalized Interest Account") which will be established in the name of the Indenture Trustee. The Capitalized Interest Account will be an asset of the Trust, and will be pledged to the Indenture Trustee pursuant to the Indenture. The amount so deposited in the Capitalized Interest Account, including reinvestment income thereon, will be deposited to the Collection Account as a collection on each Payment Date up to and including the Mandatory Redemption Date in an amount equal to the interest accrued at the Weighted Average Security Rate less 2.5% on the amount on deposit in the Pre-Funding Account (the "Capitalized Interest Payments"). Any amounts on deposit in the Capitalized Interest Account in excess of the required amount on each Payment Date or on deposit in the Capitalized Interest Account at the end of the Funding Period will be paid to the Depositor. The "Weighted Average Security Rate" shall be the percentage equivalent of a fraction, the numerator of which is the sum of:

     o    the product of the Class A-1 Rate times the Initial Class A-1 Note
          Balance;

     o    the product of the Class A-2 Rate times the Initial Class A-2 Note
          Balance;

     o    the product of the Class A-3 Rate times the Initial Class A-3 Note
          Balance;

     o the product of the Class A-4 Rate times the Initial Class A-4 Note Balance; and

     o    the product of the Class B Rate times the Initial Class B Note
          Balance, and

the denominator of which is the sum of: the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance and the Initial Class B Note Balance.

Note Distribution Account

     On or prior to the Closing Date, the Indenture Trustee will establish and maintain initially with itself an account into which amounts released from the Collection Account and the Reserve Account for payment to the Noteholders will be deposited and from which all distributions to the Noteholders will be made (the "Note Distribution Account). The Note Distribution Account will be maintained at an Eligible Institution.

Advances


     On or before the Business Day prior to each Payment Date (the "Deposit Date"), the Servicer will make a payment into the Collection Account for each Receivable of an amount equal to the product of the principal balance of the Receivable as of the first day of the related Collection Period and one-twelfth of its APR minus the amount of interest actually received on the Receivable during the Collection Period (an "Advance"). If the calculation results in a negative number, an amount equal to the negative amount will be paid to the Servicer in reimbursement of outstanding Advances. In addition, if a Receivable becomes a Liquidated Receivable, the amount of accrued and unpaid interest on that Receivable (but not including interest for the current Collection Period) will, up to the amount of outstanding Advances in respect that Receivable, be withdrawn from the Collection Account and paid to the Servicer in reimbursement of the outstanding Advances. The Servicer will not be required to make any Advances, other than the Advance of an interest shortfall arising from a prepaid Receivable, to the extent that it does not expect to recoup the Advance from subsequent collections or recoveries. The Servicer will make all Advances by depositing into the Collection Account Advances in respect of a Collection Period on the Business Day immediately preceding the related Payment Date. We refer you to "Description of the Transfer and Servicing Agreements--Advances" in the accompanying prospectus.


Servicing Compensation


     The servicing fee for the calendar month immediately preceding any Payment Date (a "Collection Period") will be one-twelfth of 1.00% (the "Servicing Rate") of the Pool Balance as of the first day of the related Collection Period or, in the case of the first Payment Date, the Pool Balance as of the Initial Cutoff Date (the "Servicing Fee"). The Servicing Fee, together with any previously unpaid Servicing Fee, will be paid on each Payment Date solely to the extent of Available Interest. The Servicer will be entitled to collect and retain as additional servicing compensation in respect of each Collection Period any late fees, prepayment charges and any other administrative fees and expenses or similar charges collected during that Collection Period, plus any investment earnings or interest earned during that Collection Period from the investment of monies on deposit in the Collection Account and the Note Distribution Account. We refer you to "Description of the Transfer and Servicing Agreements--Collections" in this prospectus supplement and "Description of the Transfer and Servicing Agreements--Servicing Compensation" in the accompanying prospectus. The Servicer will be paid the Servicing Fee for each Collection Period on the following Payment Date related to that Collection Period. However, if it is acceptable to each rating agency without a reduction in the rating of each class of Notes, the Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates) will be paid at the beginning of that Collection Period out of collections of interest on the Receivables for that Collection Period. The Servicing Fee will be paid from Available Interest in accordance with the priority of payments set forth under "Payment on the Notes-Payment of Distributable Amounts".


Net Deposits


     As an administrative convenience and as long as specified conditions are satisfied, for so long as BMW FS is the Servicer, BMW FS will be permitted to make the deposit of collections, aggregate Advances and amounts deposited in respect of purchases of Receivables by the Depositor or the Servicer for or with respect to the related Collection Period net of payments to be made to the Servicer with respect to that Collection Period. The Servicer, however, will account to the Owner Trustee and to the Noteholders as if all of the foregoing deposits and payments were made individually. We refer you to "Description of the Transfer and Servicing Agreements--Net Deposits" in the accompanying prospectus.

Optional Purchase

     The outstanding Notes will be redeemed in whole, but not in part, on any Payment Date on which the Servicer or any successor to the Servicer exercises its option to purchase the Receivables. The Servicer or any successor to the Servicer may purchase the Receivables when the Pool Balance shall have declined to 10% or less of the sum of the Initial Pool Balance plus the amount on deposit in the Pre-Funding Account on the Closing Date, as described in the accompanying prospectus under "Description of the Transfer and Servicing Agreements--Termination." The "Redemption Price" for the outstanding Notes will be equal to the unpaid principal amount of the outstanding Notes plus accrued and unpaid interest on the Notes on the date of the optional purchase.

Removal of Servicer

     The Indenture Trustee or Noteholders evidencing more than 50% of the voting interests of the Class A Notes then outstanding (or if the Class A Notes have been paid in full, by holders of Class B Notes then outstanding evidencing more than 50% of the voting interests of the Class B Notes), may terminate the rights and obligations of the Servicer under the Sale and Servicing Agreement upon the following events ("Servicer Defaults"):

     1. any failure by the Servicer to deliver to the applicable Trustee for deposit in any Account any required payment or to direct the Indenture Trustee to make the required payments from any Account and that failure continues unremedied for five Business Days after discovery of that failure by the Servicer or after the receipt by the Servicer of notice of that failure;

     2. any failure by the Servicer to duly observe or perform in any material respect any other covenants or agreements in the Sale and Servicing Agreement, which failure materially and adversely affects the rights of the Noteholders, and which failure continues unremedied for 60 days after written notice of that failure is given to the Servicer by (a) the Indenture Trustee or (b) the holders of Notes representing more than 50% of the Controlling Class; and

     3. the occurrence of an Insolvency Event (as defined in the attached prospectus) of the Servicer.

     Under those circumstances, authority and power shall, without further action, pass to and be vested in the Indenture Trustee or a successor Servicer appointed by the Indenture Trustee under the Sale and Servicing Agreement. The Indenture Trustee or successor Servicer will succeed to all the responsibilities, duties and liabilities of the Servicer in its capacity under the Sale and Servicing Agreement and will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee or similar official has been appointed for the Servicer, and no Servicer Default other than the appointment of a bankruptcy trustee or similar official has occurred, that trustee or official may have the power to prevent the Indenture Trustee or the Noteholders from effecting a transfer of servicing. In the event that the Indenture Trustee is unwilling or unable so to act, it may appoint or petition a court of competent jurisdiction to appoint a successor servicer. The Indenture Trustee may make arrangements for compensation to be paid, which in no event may be greater than the servicing compensation paid to the Servicer under the Sale and Servicing Agreement.

Notwithstanding termination under this section, the Servicer shall be entitled to payment of amounts payable to it prior to termination, for services rendered prior to termination. Upon payment in full of the principal and interest on the Class A Notes, the Class B Noteholders will succeed to the rights of the Class A Noteholders with respect to removal of the Servicer.

Duties of the Owner Trustee and the Indenture Trustee

     The Owner Trustee will make no representations as to the validity or sufficiency of the Trust Agreement, the Notes or certificates (other than the authentication of the certificates) or of any Receivables or related documents and is not accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Notes, the certificates or the Receivables, or the investment of any monies by the Servicer before those monies are deposited into the Collection Account. The Owner Trustee will not independently verify the Receivables. If no Servicer Default has occurred, the Owner Trustee is required to perform only those duties specifically required of it under the Trust Agreement. In addition to making distributions to the Certificateholder, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement. The Trust Agreement says that the Owner Trustee will not be responsible for knowing about any event unless an officer of the Owner Trustee has actual knowledge of the event or has received written notice of the event.

     The Indenture Trustee will make no representations as to the validity or sufficiency of the Indenture, the Notes (other than authentication of the Notes) or of any Receivables or related documents, and is not accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Notes or the Receivables, or the investment of any monies by the Servicer before those monies are deposited into the Collection Account. The Indenture Trustee will not independently verify the Receivables. If no Event of Default or Servicer Default has occurred, the Indenture Trustee is required to perform only those duties specifically required of it under the Indenture. In addition to making distributions to the Noteholders, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Indenture Trustee under the indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the Indenture. The Indenture says that the Indenture Trustee will not be responsible for knowing about any event unless an officer of the Indenture Trustee has actual knowledge of the event or has received written notice of the event.

     The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or to make any investigation of matters arising under the Indenture or to institute, conduct or defend any litigation under the Indenture or in relation to the Indenture or that litigation at the request, order or direction of any of the Noteholders, unless those Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred by the Indenture Trustee in connection with the exercise of those rights. No Noteholder will have any right under the Indenture to institute any proceeding with respect to the Indenture, other than with respect to the failure by the Depositor or the Servicer, as applicable, to remit payment. A Noteholder's right to institute any proceeding with respect to the Indenture Trustee is conditioned upon the Noteholder providing the Indenture Trustee with written notice of the Event of Default and the holders of the Controlling Class evidencing not less than 25% of the voting interests of the Controlling Class, voting together as a single class, have made written request upon the Indenture Trustee to institute that proceeding in its own name as the Indenture

Trustee under the Indenture. No proceeding shall commence unless the Noteholders have offered to the Indenture Trustee reasonable indemnity and the Indenture Trustee for 60 days has neglected or refused to institute that proceeding.

The Owner Trustee and the Indenture Trustee

     Wilmington Trust Company will be the Owner Trustee under the Trust Agreement. The Chase Manhattan Bank will be the Indenture Trustee under the Indenture. The Owner Trustee, the Indenture Trustee and any of their respective affiliates may hold Notes in their own names or as pledgees.

     For the purpose of meeting the legal requirements of some jurisdictions, the Servicer and the Owner Trustee or the Servicer and the Indenture Trustee, in each case acting jointly (or in some instances, the Owner Trustee or the Indenture Trustee acting alone), will have the power to appoint co-trustees or separate trustees of all or any part of the Trust. In the event of an appointment of co-trustees or separate trustees, all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee by the Sale and Servicing Agreement and the Trust Agreement or the Indenture Trustee by the Indenture will be conferred or imposed upon the Owner Trustee or the Indenture Trustee and each of their respective separate trustees or co-trustees jointly, or, in any jurisdiction in which the Owner Trustee or the Indenture Trustee will be incompetent or unqualified to perform specified acts, singly upon that separate trustee or co-trustee who will exercise and perform those rights, powers, duties and obligations solely at the direction of the Owner Trustee or the Indenture Trustee.

     The Owner Trustee and the Indenture Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor Owner Trustee or Indenture Trustee, as applicable. The Servicer may also remove the Owner Trustee or the Indenture Trustee if either ceases to be eligible to continue as trustee under the Trust Agreement or the Indenture, as the case may be, becomes legally unable to act or becomes insolvent. In those circumstances, the Servicer will be obligated to appoint a successor Owner Trustee or Indenture Trustee, as applicable. Any resignation or removal of the Owner Trustee or the Indenture Trustee and appointment of a successor Owner Trustee or Indenture Trustee, as applicable, will not become effective until acceptance of the appointment by the successor.

     The Servicer will be obligated to pay the fees of the Owner Trustee and the Indenture Trustee in connection with their duties under the Trust Agreement and Indenture, respectively. The Owner Trustee and the Indenture Trustee will be entitled to indemnification by BMW FS and the Depositor for, and will be held harmless against, any loss, liability, fee, disbursement or expense incurred by the Owner Trustee or the Indenture Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties set forth in the Trust Agreement or the Indenture, as the case may be). The Depositor will be obligated to indemnify the Owner Trustee and the Indenture Trustee for specified taxes that may be asserted in connection with the transaction.

                        Material Income Tax Consequences


     The following is a general discussion of the material federal income tax considerations of the purchase, ownership and disposition of the Notes. The discussion is based upon law, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax considerations applicable to all categories of investors. It is recommended that investors consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Notes.

     We refer you to the discussions under "Material Income Tax
Consequences--Tax Treatment of Owner Trusts" and "State and Local Tax Considerations" in the accompanying prospectus.


Tax Characterization of the Trust

     In the opinion of Weil, Gotshal & Manges LLP, tax counsel to the Trust:

     o    the Notes will be characterized as debt for tax purposes; and

     o the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

     If the Trust were taxable as a corporation for federal income tax purposes, it would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income on the related Receivables, which may be reduced by its interest expense on the Notes. Any imposition of corporate income tax could materially reduce cash available to make payments on the Notes, and the beneficial owners of the Certificates could be liable for any corporate income tax that is unpaid by the Trust.

Treatment of the Notes as Indebtedness


     The Depositor, any Certificateholder and the beneficial owners of the Notes (the "Note Owners") will agree by their purchase of the Securities, to treat the Notes as debt for federal income tax purposes. The Depositor and the Servicer and any subsequent holder of Certificates will agree, to treat the Trust:


     o as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificate Owner, and the Notes being debt of the partnership; or

     o if a single beneficial owner owns all of the Certificates and none of the Notes are characterized as equity interests in the Trust, as disregarded as an entity separate from the Certificate Owner for purpose of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the Trust and the Notes treated as assets and indebtedness of the Certificate Owner.

However, the proper characterization of the arrangement involving the Trust, the Notes, the Depositor and the Servicer is not clear because there is no authority on transactions closely comparable to the transaction described in this prospectus supplement.

                              ERISA Considerations

     Section 406 of ERISA and Section 4975 of the Code prohibit pension, profit-sharing and other employee benefit plans, as well as individual retirement accounts and certain types of Keogh Plans (each, a "Benefit Plan"), from engaging in specified transactions, such as direct or indirect sales or exchanges or extensions of credit with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to those Benefit Plans. A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for those persons. Title I of ERISA also requires that fiduciaries of a Benefit Plan subject to ERISA make investments that are prudent, diversified (except if prudent not to do so) and in accordance with governing, plan documents.

     If the assets of the trust were deemed to be assets of a Benefit Plan, transactions involving the trust, which are described in Section 406 of ERISA or
Section 4975 of the Code, might be deemed to constitute prohibited transactions for which an exemption is not available. Under a regulation issued by the United States Department of Labor (the "Plan Assets Regulation"), the assets of the trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquired an "equity interest" in the trust and none of the exceptions contained in the Plan Assets Regulation were applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject, the Notes should be treated as indebtedness without substantial equity features for purposes of the Plan Assets Regulation. This determination is based in part upon the traditional debt features of the Notes, including the reasonable expectation of purchasers of Notes that the Notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. The debt treatment of the Notes for ERISA purposes could change if the trust incurred losses.

     However, even if the Notes are treated as debt for purposes of the Plan Assets Regulation, the acquisition or holding of Notes by or on behalf of a Benefit Plan could be considered to give rise to a prohibited transaction if the trust or any of its affiliates is or becomes a party in interest or a disqualified person with respect to a Benefit Plan. In that instance, certain exemptions from the prohibited transaction rules could be applicable depending on the type and circumstances of the plan fiduciary making the decision to acquire a note. Included among these exemptions are: Prohibited Transaction Class Exemption ("PTCE") 90- 1, regarding investments by insurance company pooled separate accounts; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment finds; PTCE 96-23, regarding transactions affected by "in-house asset managers"; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers." Each investor using the assets of a Benefit Plan which acquires the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by one of the exemptions listed above or by another Department of Labor prohibited transaction class exemption.

     Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements; however, those plans may be subject to comparable federal, state or local law restrictions.

     A plan fiduciary considering the purchase of Notes should consult its tax and/or legal advisors regarding whether the assets of the trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other related issues and their potential consequences.

     The sale of Notes to a Benefit Plan is in no respect a representation that this investment meets all relevant legal requirements with respect to investments by Benefit Plans generally or by a particular Benefit Plan, or that this investment is appropriate for Benefit Plans generally or any particular Benefit Plan.

                                  Underwriting

     Subject to the terms and conditions set forth in an Underwriting Agreement (the "Underwriting Agreement"), the Depositor has agreed to cause the Trust to sell to each of the underwriters named below (collectively, the "Underwriters"), and each of the Underwriters has severally but not jointly agreed to purchase, the principal amount of Notes set forth opposite its name below:



Underwriters                  Class A-1 Notes   Class A-2 Notes    Class A-3 Notes   Class A-4 Notes      Class B Notes
------------                  ---------------   ---------------    ---------------   ---------------      -------------
JP Morgan Securities Inc.     $                 $                  $                 $                    $
[                             $                 $                  $                 $                    $
]........................
[                             $                 $                  $                 $                    $
]........................
[                             $                 $                  $                 $                    $
]........................
[                             $                 $                  $                 $                    $
]........................
Total....................     $                 $                  $                 $                    $


     In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all of the Notes. This obligation of the Underwriters is subject to specified conditions precedent set forth in the Underwriting Agreement.

     The Depositor has been advised by the Underwriters that they propose to offer the Notes to the public initially at the prices set forth on the cover of this prospectus supplement, and to specified dealers at these prices less the concessions and reallowance discounts set forth below:

       Class                        Selling Concession    Reallowance Discount

       A-1......................            %                      %
       A-2......................            %                      %
       A-3......................            %                      %
       A-4......................            %                      %

       B........................            %                      %

     The Depositor and BMW FS have agreed to indemnify the Underwriters against specified liabilities, including liabilities under the Securities Act or to contribute to payments which the Underwriters may be required to make in respect thereof. However, in the opinion of the SEC, certain indemnification provisions for liability arising under the federal securities law are contrary to public policy and therefore unenforceable. In the ordinary course of their respective businesses, the Underwriters and their respective affiliates have engaged and may engage in investment banking and/or commercial banking transactions with BMW FS and its affiliates.

     The Notes are new issues of securities with no established trading market. The Depositor has been advised by the Underwriters that they intend to make a market in the Notes as permitted by applicable laws and regulations. The Underwriters are not obligated, however, to make a market in the Notes, and that market-making may be discontinued at any time without notice at the sole discretion of the Underwriters. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Notes of any class.

     The Trust may, from time to time, invest funds in the Accounts in Eligible Investments acquired from the Underwriters.

     The Underwriters have advised the Depositor that, pursuant to Regulation M under the Securities Act, the Underwriters may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Notes of any class at levels above those that might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Notes of any class on behalf of the Underwriters for the purpose of fixing or maintaining the price of those Notes. A "syndicate covering transaction" is the bid for or the purchase of those Notes of any class on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with this offering. A "penalty bid" is an arrangement permitting one of the Underwriters to reclaim the selling concession otherwise accruing to another Underwriter or syndicate member in connection with this offering if the Notes of any class originally sold by the other Underwriter or syndicate member are purchased by the reclaiming Underwriter in a syndicate covering transaction and has therefore not been effectively placed by the other Underwriter or syndicate member.

     Stabilizing bids and syndicate covering transactions may have the effect of causing the price of the Notes of any class to be higher than it might be in the absence of stabilizing bids and syndicate covering transactions, and the imposition of penalty bids might also have an effect on the price of any note to the extent that it discourages resale of that note. Neither the Depositor nor the Underwriters makes any representation or prediction as to the direction or magnitude of any of that effect on the prices for the Notes. Neither the Depositor nor the Underwriters makes any representation that the Underwriters will engage in any of those transactions or that, once commenced, any of those transactions will not be discontinued without notice.

     It is expected that delivery of the Notes will be made against payment for the Notes on or about the Closing Date, which is the [ ] business day following the date of this prospectus supplement. Rule 15c6-1 of the Commission under the Exchange Act of 1934 generally requires trades in the secondary market to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Notes on the date of this prospectus supplement will be required, by virtue of the fact that the Notes initially will settle [ ] business days after the date of this prospectus supplement, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. It is suggested that purchasers of Notes who wish to trade Notes on the date of this prospectus supplement consult their own advisors.

     Upon receipt of a request by an investor who has received an electronic prospectus from an Underwriter or a request by that investor's representative within the period during which there is an obligation to deliver a prospectus, BMW FS, the Depositor, or the Underwriters will promptly deliver, or cause to be delivered, without charge, a paper copy of the prospectus.

     Each Underwriter will represent that:

     o it has not offered or sold and will not offer or sell, prior to the date six months after their date of issuance, any Notes to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted in and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

     o it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and

     o it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Notes or the person who is of a kind described in
          Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1997 or is a person to whom the document can otherwise lawfully be issued or passed on.

                          Notice to Canadian Residents

Resale Restrictions

     The distribution of the Notes in Canada is being made only on a private placement basis exempt from the requirement that the Depositor, on behalf of the Trust, prepare and file a prospectus with the securities regulatory authorities in each province where trades of Notes are effected. Accordingly, any resale of the Notes in Canada must be made in accordance with applicable securities laws which will vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with available statutory exemptions or pursuant to a discretionary exemption granted by the applicable Canadian securities regulatory authority. Purchasers are advised to seek legal advice prior to any resale of the Notes.

Representations of Purchasers

     Each purchaser of Notes in Canada who receives a purchase confirmation will be deemed to represent to the Depositor, the Servicer, the related trustee, the Trust and the dealer from whom such purchase confirmation is received that (i) such purchaser is entitled under applicable provincial securities laws to purchase such Notes or Notes without the benefit of a prospectus qualified under such securities laws, (ii) where required by law, that such purchaser is purchasing as principal and not as agent, and (iii) such purchaser has reviewed the text above under "--Resale Restrictions."

Rights of Action (Ontario Purchasers)

     The securities being offered are those of a foreign issuer and Ontario purchasers will not receive the contractual right of action prescribed by
Section 32 of the Regulation under the Securities Act (Ontario). As a result, Ontario purchasers must rely on other remedies that may be available, including common law rights of action for damages or rescission or rights of action under the civil liability provisions of the U.S. federal securities laws.

Enforcement of Legal Rights

     All of the issuer's directors and officers as well as the experts named herein may be located outside of Canada and, as a result, it may not be possible for Canadian purchasers to effect service of process within Canada upon the issuer or such persons. All or a substantial portion of the assets of the issuer and such persons may be located outside of Canada and, as a result, it may not be possible to satisfy a judgment against the issuer or such persons in Canada or to enforce a judgment obtained in Canadian courts against such issuer or persons outside of Canada.

Notice to British Columbia Residents

     A purchaser of Notes to whom the Securities Act (British Columbia) applies is advised that such purchaser is required to file with the British Columbia Securities Commission a report within ten days of the sale of any Notes acquired by such purchaser pursuant to this offering. Such report must be in the form attached to British Columbia Securities Commission Blanket Order BOR #95/17, a copy of which may be obtained from the Depositor. Only one such report must be filed in respect of Notes acquired on the same date and under the same prospectus exemption.

Taxation and Eligibility for Investment

     Canadian purchasers of Notes should consult their own legal and tax advisors with respect to the tax consequences of an investment in the Notes or in their particular circumstances and with respect to the eligibility of the Notes or for investment by the purchaser under relevant Canadian legislation.

                                 Legal Opinions

     In addition to the legal opinions described in the accompanying prospectus, legal matters relating to the Notes and federal income tax and other matters will be passed upon for the Trust by Weil, Gotshal & Manges LLP. Certain legal matters will be passed upon for the Underwriters by Stroock & Stroock & Lavan LLP.

                                 Index of Terms


ABS................................................42
ABS Tables.........................................42
Advance............................................65
Available Amounts..................................54
Benefit Plan.......................................70
BMW AG.............................................10
BMW Center Recourse................................29
BMW Centers........................................29
BMW FS.............................................29
BMW Group..........................................10
Capitalized Interest Account.......................64
Capitalized Interest Payments......................64
Class A Notes......................................39
Class B Noteholders................................52
Class B Noteowners.................................69
Class B Notes......................................39
Clearstream, Luxembourg.............................1
Closing Date.......................................31
Collection Period..................................65
Controlling Class..................................53
Deposit Date.......................................65
Depositor..........................................29
Determination Date.................................54
DTC.................................................1
Euroclear...........................................1
Excess Amount......................................57
Final Scheduled Payment Date.......................39
Financed Vehicles..................................31
Funding Period.....................................11
Global Securities...................................1
Indenture Trustee..................................30
Initial Cutoff Date................................31
Initial Overcollateralization Amount...............18
Initial Pool Balance...............................31
Initial Receivables............................10, 31
Initial Yield Supplement Overcollateralization
   Amount..........................................60
Interest Rate......................................51
Note Distribution Account..........................64
Note Owners........................................69
Noteholders........................................52
Obligor............................................32
Owner Trustee......................................29
Payment Date.......................................51
Plan Assets Regulation.............................70
Pre-Funded Amount..................................63
Pre-Funding Account............................11, 63
Prepayment.........................................63
PTCE...............................................70
Receivables Purchase Agreement.....................31
Reserve Fund Initial Deposit.......................59
Sale and Servicing Agreement.......................29
Servicer...........................................29
Servicer Defaults..................................66
Servicing Fee......................................65
Servicing Rate.....................................65
Subsequent Purchase Agreement......................32
Subsequent Receivables.........................11, 31
Subsequent Transfer Agreement......................32
Subsequent Transfer Date...........................32
Trust..............................................29
Trust Agreement....................................29
Trustees...........................................30
Underwriters.......................................71
Underwriting Agreement.............................71
Weighted Average Security Rate.....................64

                                     Annex A
                        Global Clearance, Settlement and
                          Tax Documentation Procedures

     Except in specified circumstances, the globally offered Class A Notes (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through The Depository Trust Company ("DTC"), Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") or the Euroclear System ("Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.


     Secondary market trading between investors holding Global Securities through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., three calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedure applicable to U.S. corporate debt obligations and prior asset-backed securities issues.

     Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC Participants holding securities will be effected on a delivery-against-payment basis through the depositaries of Clearstream, Luxembourg and Euroclear (in that capacity) and as DTC Participants.

     Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless those holders meet specified requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their depositaries, which in turn will hold those positions in accounts as DTC Participants.

     Investors electing to hold their Global Securities through DTC will follow DTC settlement practice. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior asset-backed securities issues in same-day funds.

     Trading between Clearstream, Luxembourg and/or Euroclear Participants. Secondary market trading between Clearstream, Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC Depositor and Clearstream, Luxembourg or Euroclear Participants. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream, Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in that accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream, Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

     Clearstream, Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg Participants or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream Bank Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they clear the overdraft when the Global Securities are credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on each Clearstream, Luxembourg Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream, Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

     Trading between Clearstream, Luxembourg or Euroclear Depositor and DTC Purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. In these cases, Clearstream, Luxembourg or Euroclear will instruct the Relevant Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in that accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream, Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream, Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream, Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream, Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     (1) borrowing through Clearstream, Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream, Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

     (2) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

     (3) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream, Luxembourg Participant or Euroclear Participant.

Material U.S. Federal Income Tax Documentation Requirements

     A beneficial owner of Global Securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined in the accompanying prospectus), unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) that beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for Non-U.S. Persons (Form W-8BEN). Beneficial owners of Global Securities that are Non-U.S. Persons generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of that change.

     Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A Non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, generally can obtain an exemption from the withholding tax by filing Form W-ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).


     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). Non-U.S. Persons residing in a country that has a tax treaty with the United States generally can obtain an exemption or reduced tax rate depending on the treaty terms) by filing Form W-8BEN. Form W-8BEN may be filed by the Class B Noteowners or their authorized agents.


     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The beneficial owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). A Form W-8BEN on which the beneficial owner of a Global Security provides a U.S. taxpayer identification number generally remains in effect until a change in circumstances causes any of the information on the form to be incorrect. A W-8BEN on which a U.S. taxpayer identification is not provided and a Form W-8ECI generally remain in effect for three calendar years, absent a change in circumstances causing any information on the form to be incorrect.

     The term "Non-U.S. Person" means any person who is not a U.S. Person (as defined in the accompanying prospectus).

     This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of Global Securities. It is suggested that investors consult their tax advisors for specific tax advice concerning their holding and disposing of Global Securities.

The information in this prospectus is not complete and may be changed. A registration statement relating to these securities has been declared effective by the Securities and Exchange Commission. We are not using this Prospectus to offer to sell these securities or to solicit offers to buy these securities in any place where the offer or sale is not permitted.

                  Subject to completion, dated April [ ], 2001

Prospectus Supplement
(To Prospectus dated April [  ], 2001)


BMW Vehicle Owner Trust 2001-A
BMW FS Securities LLC,
            Depositor
BMW Financial Services NA, LLC,
            Servicer
$[        ] ASSET BACKED NOTES
$[        ] ASSET BACKED CERTIFICATES

_____% Class A-1 Notes due 200_
_____% Class A-2 Notes due 200_
_____% Class A-3 Notes due 200_
_____% Class A-4 Notes due 200_
_____% Certificates due 200_

The trust's main source of payments on the notes and the certificates will be loan payments generated by a portfolio of retail installment sale contracts secured in most cases by BMW or Land Rover motor vehicles.

The certificates are subordinated to the notes. The certificates will not receive distributions of principal until after the notes are paid in full.

See "Risk Factors" beginning on page S-__ for a discussion of risks that you should consider in connection with an investment in the notes.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the notes or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

-----------------------------------------------------------------------------------------------------------
                    Initial Principal          Price to            Underwriting            Proceeds
                         Balance                Public               Discounts           to Depositor
-----------------------------------------------------------------------------------------------------------
Class A-1 Notes                                    %                       %                    %
-----------------------------------------------------------------------------------------------------------
Class A-2 Notes                                    %                       %                    %
-----------------------------------------------------------------------------------------------------------
Class A-3 Notes                                    %                       %                    %
-----------------------------------------------------------------------------------------------------------
Class A-4 Notes                                    %                       %                    %
-----------------------------------------------------------------------------------------------------------
Certificates                                       %                       %                    %
-----------------------------------------------------------------------------------------------------------
Total                                     $                       $                    $
-----------------------------------------------------------------------------------------------------------

Neither the notes nor the certificates will not be listed on any securities exchange. Currently, there is no public market for the notes or the certificates.

We expect that delivery of the notes and the certificates will be made to investors on or about ____________.

April [  ], 2001

                                TABLE OF CONTENTS
                                                                            Page

Important Notice About Information Presented in this Prospectus
  Supplement and the accompanying Prospectus...................................5

Summary of Parties to the Transaction..........................................6

Summary of Monthly Deposits to and Withdrawls from Accounts....................7

Summary of Terms...............................................................8

Risk Factors..................................................................20

The Trust.....................................................................25

General  .....................................................................25

Capitalization of the Trust...................................................26

The Owner Trustee and the Indenture Trustee...................................26

The Receivables...............................................................26

Assets of the Trust...........................................................26

Eligibility Criteria..........................................................28

Description of Initial Receivables............................................29

Maturity and Prepayment Considerations........................................35

Delinquencies, Repossessions and Loan Loss Information........................35

Weighted Average Life of the Notes............................................38

Note Factors..................................................................46

Use of Proceeds...............................................................46

The Depositor and the Servicer................................................46

The Notes.....................................................................47

General  .....................................................................47

Payments of Interest..........................................................47

Payments of Principal.........................................................48

Optional Prepayment...........................................................49

Indenture.....................................................................49

Notices  .....................................................................49

Governing Law.................................................................50

The Certificates..............................................................50

General.......................................................................50

Payments of Interest..........................................................50

Optional Prepayment...........................................................51

Payments of Principal.........................................................51

Notices.......................................................................51

Governing Law.................................................................51

Payments on the Securities....................................................51

Calculation of Available Amounts..............................................52

Payment of Distributable Amounts..............................................54

Credit Enhancement............................................................56

                                TABLE OF CONTENTS
                                  (continued)
                                                                            Page

Subordination.................................................................56

Reserve Account...............................................................56

Yield Supplement Overcollateralization Amount.................................57

Description of the Transfer and Servicing Agreements..........................59

The Transfer and Servicing Agreements.........................................59

Sale and Assignment of Receivables; Subsequent Receivables....................59

Accounts......................................................................59

Collections...................................................................60

Pre-Funding Account...........................................................60

Capitalized Interest Account..................................................61

Note Distribution Account.....................................................62

Certificate Distribution Account..............................................62

Advances......................................................................62

Servicing Compensation........................................................62

Net Deposits..................................................................63

Optional Purchase.............................................................63

Removal of Servicer...........................................................63

Duties of the Owner Trustee and the Indenture Trustee.........................64

The Owner Trustee and the Indenture Trustee...................................65

Material Income Tax Consequences..............................................66

Tax Characterization of the Trust.............................................66

Treatment of the Notes as Indebtedness........................................66

Treatment of the Certificates.................................................67

ERISA Considerations..........................................................67

Underwriting..................................................................68

Notice to Canadian Residents..................................................71

Resale Restrictions...........................................................71

Representations of Purchasers.................................................71

Rights of Action (Ontario Purchasers).........................................71

Enforcement of Legal Rights...................................................71

Notice to British Columbia Residents..........................................71

Taxation and Eligibility for Investment.......................................72

Legal Opinions................................................................72

Index of Terms................................................................73

                                TABLE OF CONTENTS
                                  (continued)

                                                                            Page

Annex A Global Clearance, Settlement and Tax Documentation Procedures..........1

Initial Settlement.............................................................1

Secondary Market Trading.......................................................1

Material U.S. Federal Income Tax Documentation Requirements....................3

              Important Notice About Information Presented in this Prospectus Supplement and the accompanying Prospectus

     Information about the securities is provided in two separate documents that progressively provide varying levels of detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to a particular class of securities, including your class; and (2) this prospectus supplement, which describes the specific terms of your class of securities.

     If the description of the terms of your securities varies between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

     Cross-references are included in this prospectus supplement and in the accompanying prospectus which direct you to more detailed descriptions of a particular topic. You can also find references to key topics in the Table of Contents beginning on page S-2 in this prospectus supplement and the Table of Contents beginning on page 2 in the accompanying prospectus.

     You can find a listing of the pages where capitalized terms used in this prospectus supplement are defined under the caption "Index of Terms" beginning on page S-73 in this prospectus supplement and under the caption "Index of Terms" beginning on page 102 in the accompanying prospectus.

--------------------------------------------------------------------------------

                    SUMMARY OF PARTIES TO THE TRANSACTION*

                             ---------------------
     |-----------------------     BMW FINANCIAL
     |                          SERVICES NA, LLC
     |                       (seller and servicer)
     |                       ---------------------
     |                                  |
     |                                  |
------------                 ---------------------
servicing of                         BMW FS
receivables                        SECURITIES
------------                           LLC
     |                              (depositor)
     |                       ---------------------
     |                                  |                 ------------------------
     |                                  |                    WILMINGTON TRUST
     |                       ---------------------     /     COMPANY
     |                              BMW VEHICLE      /       (owner trustee)
     |-----------------------       OWNER TRUST    /      ------------------------
                                     2001-A
                                    (ISSUER)
                             ---------------------
     ------------------------       /      \
     THE CHASE MANHATTAN BANK      /         \
     (indenture trustee)         /            \
     ------------------------   /               \
                              /                  \
                             /                     \
                            /                        \
                           /                           \
                          /                         ------------------
               ---------------
               CLASS A-1 NOTES                         CERTIFICATES
               CLASS A-2 NOTES
               CLASS A-3 NOTES                      ------------------
                    AND
               CLASS A-4 NOTES
               ---------------

* This chart provides only a simplified overview of the relations between the key parties to the transaction. Refer to this prospectus supplement and the prospectus for a further description.

--------------------------------------------------------------------------------

                      SUMMARY OF MONTHLY DEPOSITS TO AND
                          WITHDRAWALS FROM ACCOUNTS*

-----------------------------------------------------------    /-----------         -----------
                    Servicer                                  / Payments on         Obligors on
                                                              \ Receivables         Receivables
                                                               \-----------         -----------
-----------------------------------------------------------
|           | |        |       /  \        |              |
|           | |        |     /      \      |              |
|           | |        |   /          \    |              |
|           | |        | /              \  |              |
|Principal  | |Servicer| |Reimbursements|  |Warranty &    |
|& Interest | |Advances| |of Servicer   |  |Administrative|
|on         | |        | | Advances     |  |Payments      |
|Receivables| |        | |              |   \            /
\          /  \        / |              |     \        /
  \      /      \     /  |              |       \    /
    \  /          \ /    |              |        \ /

                                                              / ----------------
                                                             /  Withdrawals from
                                                             \  Reserve Account
----------------------------------------------------------    \ ---------------                  -------
                    COLLECTION ACCOUNT                                                           Reserve
----------------------------------------------------------     ------------\                     Account
                    |                    |                     Deposits to  \                    -------
                    |                    |                     Reserve Account               |             |
                    |                    |                     ------------/                 |             |
                    |                    |                                                   |Excess monies|
                 Interest &       Payments on                                                |from Reserve |
                 Principal        Certificates                                               |Account      |
                    |                    |                                                    \           /
                   \|/                  \|/                                                     \       /
                 -----------        -----------                                                   \   /
                 Noteholders        Certificate                                                 ----------
                                      Holders                                                   Depositor
                 -----------        -----------
                                                                                                ----------

* This chart provides only a simplified overview of the monthly flow of funds.
Refer to this prospectus supplement and the prospectus for a further description.



                                Summary of Terms

     The following summary contains a brief description of the notes. You will find a detailed description of the terms of the offering of the notes following this summary. You should carefully read this entire document and the accompanying prospectus to understand all of the terms of the offering of the notes. You should consider both documents when making your investment decision.

Relevant Parties

     Issuer.................................         BMW Vehicle Owner Trust 2001-A.  The trust will be
                                                     established by a trust agreement.

     Seller.................................         BMW Financial Services NA, LLC.

     Servicer...............................         BMW Financial Services NA, LLC.

     Depositor..............................         BMW FS Securities LLC.

     Indenture Trustee......................         The Chase Manhattan Bank.

     Owner Trustee..........................         Wilmington Trust Company.

Relevant Agreements

     Indenture..............................         The indenture between the issuer and the indenture trustee.
                                                     The indenture provides for the terms relating to the notes.

     Trust Agreement........................         The trust agreement between the depositor and the owner
                                                     trustee.  The trust agreement governs the creation of the
                                                     trust and provides for the terms relating to the certificates.

     Sale and Servicing Agreement...........         The sale and servicing agreement among the issuer, the
                                                     indenture trustee, the servicer and the depositor.  The sale and servicing agreement governs the transfer of the
                                                     receivables by the depositor to the trust and the servicing of the receivables by the servicer.

     Administration Agreement...............         The administration agreement among BMW Financial Services NA,
                                                     LLC, as administrator, the trust and the indenture trustee.
                                                     The administration agreement governs the provision of reports by the administrator and the performance by the administrator of other administrative duties for the trust.

     Receivables Purchase Agreement ........         The receivables purchase agreement between the depositor and the seller. This agreement governs the sale of the receivables from
                                                     BMW Financial Services NA, LLC to the depositor.
Relevant Dates

     Closing Date...........................         Expected to be April [  ], 2001.

     Initial Cutoff Date....................         [        ], 2001.

     Subsequent Cutoff Date.................         The first day of the month during which a subsequent
                                                     receivable is transferred to the trust.

     Payment Dates..........................         The trust will pay interest and principal on the securities on the twenty-fifth day of each month.  If the twenty-fifth day of the month is not a business day, payments on the
                                                     securities will be made on the next business day.  The date that any payment is made is called a payment date.  The first
                                                     payment date is [     ], 2001.

     Final Scheduled Payment Dates..........         The final principal payment for each class of securities is scheduled to be made on the final scheduled payment dates as follows:

                                                     o        Class A-1 Notes ____, 200_

                                                     o        Class A-2 Notes ____, 200_

                                                     o        Class A-3 Notes ____, 200_

                                                     o        Class A-4 Notes ____, 200_

                                                     o        Certificates _____, 200_.

     Record Date............................         So long as the notes are in book-entry form, the trust will make payments on the securities to the holders of record on the day immediately preceding the payment date.  If the
                                                     securities are issued in definitive form, the record date
                                                     will be the last day of the month preceding the payment date.

Description of the Securities

     General................................         The notes consist of the Class A-1 Notes, the Class A-2
                                                     Notes, the Class A-3 Notes and the Class A-4
                                                     Notes,(collectively referred to as the Class A Notes).  The initial principal amount of each Class of notes is described on the front cover of this prospectus supplement.
                                                     The trust will also issue $[           ] initial principal
                                                     amount of certificates (the "Certificates", and together with the Class A Notes, the "Securities"), as described on the
                                                     cover page.  The certificates will represent fractional
                                                     undivided interests in the trust.  Payments of interest on and principal of the Certificates are subordinated to the
                                                     payments of interest on and principal of the notes as
                                                     described herein.

     Receivables............................         The trust's main source of funds for making payments on the securities will be collections on motor vehicle retail
                                                     installment sale contracts, also known as the receivables.
                                                     All of the initial receivables are, and all of the subsequent receivables will be, secured by motor vehicles manufactured by subsidiaries of Bayerische Motoren Werke
                                                     Aktiengesellschaft ("BMW AG" and, together with all other BMW group companies, the "BMW Group") and Land Rover vehicles
                                                     except that __% by principal balance of the receivables are secured by vehicles of other manufacturers.

                                                     Initially, the principal balance of the receivables on [  ],
                                                     2001, referred to as the "initial cutoff date," was
                                                     $[     ].  As of the initial cutoff date, the receivables
                                                     (the "Initial Receivables") had the following characteristics:

                                                     o        number of receivables:  [     ]

                                                     o        average principal balance:  $[     ]

                                                     o        weighted average annual
                                                              percentage rate:  [   ]%

                                                     o        weighted average remaining term to maturity:  [   ] months

                                                     o        weighted average original term to maturity:  [   ] months

                                                     The receivables owned by the trust are classified as
                                                     simple interest receivables. Simple interest receivables are described in more detail in "The Receivables" in the
                                                     accompanying prospectus.

                                                     We refer you to "The Receivables" in this prospectus supplement for more information on the receivables.

     Funding Period.........................         During the period from the Closing Date through the end of
                                                     the Collection Period in [     ], 2001 (the "Funding
                                                     Period"), the Trust can use funds on deposit in an account
                                                     (the "Pre-Funding Account") to purchase additional
                                                     receivables (the "Subsequent Receivables") from the Depositor
                                                     in an amount up to approximately $[              ].  The
                                                     purchase price for the Subsequent Receivables will be
                                                     withdrawn from the Pre-Funding Account.  A portion of the
                                                     purchase price will be deposited into the reserve account if necessary to maintain the amount on deposit in the reserve account at the specified reserve account balance and the
                                                     remainder of the purchase price will be paid to the Depositor by the trust and then to BMW Financial Services NA, LLC by the Depositor.  If the full amount deposited on the Closing
                                                     Date cannot be used for the purpose of purchasing Subsequent
                                                     Receivables during the Funding Period, all remaining monies will be applied as a mandatory prepayment of the notes
                                                     sequentially to the earliest maturing class of Class A Notes then outstanding.

     Terms of the Notes.....................         In general, noteholders are entitled to receive payments of interest and principal from the trust only to the extent that collections from trust assets are sufficient to make those payments.  Interest and principal collections from trust
                                                     assets will be divided among the various classes of
                                                     securities in specified proportions.  The trust will pay
                                                     interest and principal to noteholders of record as of the
                                                     preceding record date.

                                                     Interest:

                                                     The interest rate for each class of notes is set forth
                                                     on the front cover of this prospectus supplement. The
                                                     Class A-1 Notes will accrue interest on an actual/360
                                                     basis from the previous payment date to the next
                                                     payment date, except that the first interest accrual
                                                     period will be from the closing date to [ ], 2001.
                                                     This means that the interest due on each
                                                     payment date will be the product of:

                                                     o        the outstanding principal balance of the related
                                                              class of notes,

                                                     o        the interest rate, and

                                                     o        the actual number of days since the previous payment
                                                              date to but excluding the current payment date or, in the
                                                              case of the first payment date, since the closing
                                                              date divided by 360.

                                                     The Class A-2, Class A-3, Class A-4 and Certificates
                                                     will accrue interest on a 30/360 basis from the 25th
                                                     day of each calendar month to the 25th day of the
                                                     succeeding calendar month except that the first
                                                     interest accrual period will be from the closing
                                                     date to [ ], 2001. This means that the interest due
                                                     on each payment date will be the product of:

                                                     o        the outstanding principal balance of the related
                                                              class of notes;

                                                     o        the applicable interest rate; and

                                                     o        30 or, in the case of the first payment date, ___
                                                              divided by 360.

                                                     If noteholders of any class do not receive all interest owed to them on a payment date, the trust will make payments of interest on later payment dates to make up the shortfall
                                                     together with interest on those amounts, to the extent funds from specified sources are available to cover the shortfall.

                                                     Principal:

                                                     The trust will pay principal sequentially to the earliest
                                                     maturing class of Class A Notes then outstanding until that class is paid in full.


     Terms of the Certificates..............         In general, certificateholders are entitled to receive
                                                     payments of interest and principal from the trust only to the extent that collections from trust assets are sufficient to make those payments.  The trust will pay interest and
                                                     principal to certificateholders, of record as of the
                                                     preceding record date.

                                                     Interest:

                                                     The interest rate for the certificates is set forth on the front cover of this prospectus supplement.

                                                     The certificates will accrue interest on a 30/360 basis from the [ ]th day of each calendar month to the [ ]th day of the succeeding calendar month except that the first interest
                                                     accrual period will be from the closing date to [ ], 2001.
                                                     This means that the interest due on each payment date will be the product of: (i) the outstanding principal balance of the certificates, (ii) the applicable interest rate, and
                                                     (iii) 30 (or, in the case of the first payment date, __)
                                                     divided by 360.

                                                     Interest distributions on the certificates are subordinated to payments on the notes. This subordination of
                                                     distributions on the certificates is intended to increase
                                                     the likelihood that the trust will not default in making
                                                     payments due on the notes.

                                                     Principal:

                                                     o        The trust will not distribute principal payments on
                                                              the certificates until the class A-1 Notes are paid
                                                              in full.  On and after the payment date on which the
                                                              class A-1 Notes have been paid in full, the
                                                              certificates will receive distribution of principal
                                                              until the certificates have been paid in full.  The
                                                              trust must pay the outstanding principal amount of
                                                              the certificates, to the extent not previously paid,
                                                              by [   ].

     Priority of Distributions..............         From collections on the receivables during the prior calendar month and, in the event of a shortfall in meeting the
                                                     payments described in clauses (1) through (5), amounts
                                                     withdrawn from the reserve account, the trust will pay the following amounts on each payment date in the following order of priority:

                                                     (1)  To the servicer, the servicing fee and all
                                                          unpaid servicing fees from prior collection
                                                          periods and

                                                          amounts in respect of reimbursement for non-recoverable
                                                          servicer advances,

                                                     (2)  To the Class A Noteholders, the accrued interest on
                                                          the Class A Notes,

                                                     (3)  To the principal distribution account, the first priority principal distribution amount which will generally be the
                                                          amount, if any, equal to the excess of:

                                                     o        the principal balances of the Class A Notes over

                                                     o        the sum of the principal balance of the receivables
                                                              plus the amount, if any, remaining on deposit in the
                                                              pre-funding account,

                                                     (4)  To the certificateholders, accrued and unpaid
                                                          interest on the certificates,

                                                     (5)  To the principal distribution account, generally an
                                                          amount equal to the greater of:

                                                     o        the principal balance of the Class A-1 Notes and

                                                     o        the excess of

                                                               o     the sum of the principal balance of the notes and
                                                                     the certificates over

                                                               o     an amount equal to the sum of the principal balance
                                                                     of the receivables plus the amount, if any, on
                                                                     deposit in the pre-funding account less the
                                                                     required yield supplement overcollateralization
                                                                     amount, provided that this amount will be reduced
                                                                     by any amounts previously deposited in the
                                                                     principal distribution account in accordance with
                                                                     clause (3) above,

                                                     (6)  To the reserve account, the amount, if any, necessary to cause the amount on deposit in the reserve account to equal the specified reserve account balance, which is [ ]% of the sum of the current aggregate principal balance of the receivables and the amounts currently on deposit

                                                          in the pre-funding account,

                                                     (7)  To the indenture trustee and the owner trustee, the indenture trustee fee and owner trustee fee, respectively, and all
                                                          unpaid indenture trustee fees and owner trustee fees from
                                                          prior collection periods to the extent not otherwise paid by the servicer; provided that until the notes have been paid in full, the annual amount paid to the indenture trustee and the owner trustee, respectively, out of available amounts
                                                          allocated described in this clause (7) shall not exceed
                                                          [$10,000], and

                                                     (8)  To the depositor, any amounts remaining in the collection account.

                                                     On the final scheduled payment date of any class of notes, the amount required to be allocated to the principal
                                                     distribution account will be the amount necessary to reduce the principal balance of that class of notes to zero.

Distributions from the Principal
Distribution Account........................         From deposits made to the principal distribution account,
                                                     the trust will generally pay principal on the notes in the following order of priority:

                                                     o        to the Class A-1 Notes until they are paid in full;

                                                     o        to the Class A-2 Notes until they are paid in full;

                                                     o        to the Class A-3 Notes until they are paid in full;

                                                     o        to the Class A-4 Notes until they are paid in full;

                                                     o        to the Certificates until they are paid in full; and

                                                     o        to the Depositor, any funds remaining.

     Optional Redemption....................         The servicer may cause the trust to redeem any outstanding securities when the outstanding aggregate principal balance of the receivables declines to 10% or less of the original aggregate principal balance of the receivables as of the
                                                     initial cutoff date plus the original amount deposited in the pre-funding account.  We refer you to "Description of the
                                                     Transfer and Servicing Agreements-Optional Purchase" in this prospectus supplement for more detailed information.

     Credit Enhancement.....................         Credit enhancement is intended to protect you against losses and delays in payments on your securities by absorbing losses on the receivables and other shortfalls in cash flows.  The credit enhancement for the Class A Notes will include the
                                                     subordination of the Certificates, the reserve account and the subordination of the depositor's right to receive excess interest.  The credit enhancement for the Certificates will include the reserve account and the subordination of the
                                                     depositor's right to receive excess interest.

                                                     Subordination of Principal and Interest.  As long as the
                                                     Class A Notes remain outstanding:

                                                     o        payments of interest on the Certificates will
                                                              be subordinated to payments of interest on the

                                                              Class A Notes and, in certain circumstances,
                                                              payments of principal on the Class A Notes; and

                                                     o        payments of principal on the Certificates will be
                                                              subordinated to payment of interest and principal on
                                                              the Class A Notes.

                                                     Reserve Account. On each payment date, the trust will use funds in the reserve account to cover shortfalls in payments of
                                                     the servicing fee and interest and principal required to be paid on the notes.

                                                     The sale and servicing agreement sets forth the specified reserve account balance, which is the amount that is required to be on deposit in the reserve account. On the closing date, the depositor will cause to be deposited $[ ] into the reserve account, which is [ ]% of
                                                     the initial aggregate principal balance of the receivables as of the initial cutoff date and the amount on deposit in the
                                                     pre-funding account as of the closing date. On each payment date, after making required payments to the servicer and to the holders of the notes, the trust will make a deposit into the reserve account to the extent necessary to maintain the amount on deposit in the reserve account at the specified reserve account balance.

                                                     Excess Interest. The depositor is entitled to receive
                                                     payments of interest collected on the receivables which are not used by the trust to make other required payments. The depositor's right to receive this excess interest is
                                                     subordinated to the payment of the servicing fee,
                                                     reimbursement of non-recoverable advances, the payment of
                                                     principal and interest on the notes, the funding of the
                                                     reserve account, the payment of indenture trustee and owner trustee fees and the payment of principal and interest on
                                                     the certificates.

                                                     For more detailed information about the reserve account, we refer you to "Subordination; Reserve Account" in this
                                                     prospectus supplement.


     Yield Supplement
     Overcollateralization Amount...........         On the Closing Date, the sum of the principal balance of the receivables as of the initial cutoff date and the amount on deposit in the pre-funding account will exceed the initial principal amount of the securities, by [ ] (the "Initial
                                                     Yield Supplement Overcollateralization Amount"), which is

                                                     approximately [ ]% of the sum of the aggregate principal
                                                     balance of the initial receivables as of the initial cutoff date and the amount on deposit in the pre-funding account on the closing date. The yield supplement overcollateralization amount will decline on each payment date. The yield
                                                     supplement overcollateralization amount is intended to
                                                     compensate for the low APRs on some of the receivables.

                                                     For detailed information on the yield supplement
                                                     overcollateralization amount, we refer you to "Description of the Transfer and Servicing Agreement-Yield Supplement
                                                     Overcollateralization Amount" in this prospectus supplement.

     Tax Status.............................         Subject to important considerations described in this
                                                     prospectus supplement and the accompanying prospectus, Weil,
                                                     Gotshal & Manges LLP, special tax counsel to the trust, will deliver its opinion that:

                                                     1.      the notes will be characterized as debt for tax
                                                             purposes;

                                                     2.      the trust will not be characterized as an
                                                             association or a publicly traded partnership taxable
                                                             as a corporation for federal income tax purposes.

                                                     If you purchase the notes, you will agree to treat the notes as debt. The depositor and any subsequent purchaser of the certificates will agree to treat the trust

                                                     o        as a partnership in which the owners of the
                                                              certificates are partners, or

                                                     o        if there is only one beneficial owner of the
                                                              certificates, as a "disregarded entity," for
                                                              federal income tax purposes.

                                                     We refer you to "Material Income Tax Consequences" in this prospectus supplement and "Material Income Tax
                                                     Consequences--Tax Treatment of Owner Trusts" in the
                                                     accompanying prospectus.

     ERISA Considerations...................         The notes and certificates are generally eligible for
                                                     purchase by employee benefit plans and individual retirement accounts, subject to those considerations

                                                     discussed under "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus.

                                                     We refer you to "ERISA Considerations" in this prospectus
                                                     supplement and in the accompanying prospectus.  If you are a benefit plan fiduciary considering purchase of the
                                                     securities you should, among other things, consult with your counsel in determining whether all required conditions have been satisfied.

     Eligibility for Purchase by Money
     Market Funds...........................         The Class A-1 Notes will be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. A money market fund should consult its legal advisers regarding the eligibility of the Class A-1 Notes under Rule 2a-7 and whether an investment in the Class A-1 Notes satisfies the fund's investment policies and objectives.

     Ratings................................         It is a condition to the issuance of the securities that the securities will receive the following ratings from Standard
                                                     & Poor's Ratings Services, a division of The McGraw-Hill
                                                     Companies, Inc., and Moody's Investors Service, Inc. (the
                                                     "Rating Agencies"):

                                                                   Standard &
                                                     Class           Poor's          Moody's
                                                     -----       ---------------     -------
                                                       A-1            A-1+            P-l
                                                       A-2            AAA             Aaa
                                                       A-3            AAA             Aaa
                                                       A-4            AAA             Aaa
                                                     Certificates      A              A3

                        Risk Factors

You should consider the following risk factors (and the factors set forth under "Risk Factors" in the accompanying prospectus) in deciding whether to purchase the securities of any class.

     Because the trust has limited assets,       The only source of funds for payments on the securities is the
     there is only limited protection against    assets of the trust and the reserve account.  The securities are
     potential losses.                           not obligations of, and will not be insured or guaranteed by, any governmental agency or the seller, the servicer, any
                                                 trustee or any of their affiliates. You must rely solely on payments on the receivables and amounts on deposit in the
                                                 reserve account for payments on the notes. Although funds in the reserve account will be available to cover shortfalls in payments of interest and principal on each payment date, the amounts deposited in the reserve account will be limited. If the entire reserve account has been used, the trust will
                                                 depend solely on current collections on the receivables to make payments on the notes. Any excess amounts released from the reserve account to the depositor will no longer be
                                                 available to noteholders on any later payment date. We refer you to "Subordination; Reserve Account" in this prospectus supplement.

     Occurrence of events of default under the   Payment defaults or the insolvency or dissolution of the
     indenture may result in insufficient        depositor may result in prepayment of the securities, which may funds to make payments on your securities.  result in losses.  If the trust fails to pay principal of the notes when due, or fails to pay interest on the notes within five days of the due date, the indenture trustee or the
                                                 holders of the controlling class of notes outstanding may
                                                 declare the entire amount of the notes to be due
                                                 immediately. If this happens, the holders of a majority of the notes outstanding then may direct the indenture trustee to sell the assets of the trust and prepay the notes. In the event the indenture trustee sells the receivables under
                                                 adverse market conditions, proceeds from the sale of the
                                                 receivables may not be sufficient to repay all of the
                                                 securities and you may suffer a loss.

     If you own Certificates, you are subject    The Certificates bear greater risk than the Class A Notes
     to greater credit risk because the          because payments of interest and principal on the Certificates
     Certificates are subordinate to the Class   are subordinate, to the extent described below, to payments of
     A Notes.                                    interest and principal on the Class A Notes.

                                                 Interest payments on the Certificates on each distribution date will be subordinated to servicing fees due to the
                                                 servicer, interest payments on the Class A Notes and an
                                                 allocation of principal payments to the Class A Notes to the extent the sum of the principal balances of the Class A
                                                 Notes exceeds the receivables balance.

                                                 Principal payments on the Certificates will be fully
                                                 subordinated to principal payments on the Class A Notes. No principal will be paid on the Certificates until the Class A
                                                 Notes have been paid in full.

     Payment priorities increase risk of loss    Classes of notes that receive payments, particularly principal
     or delay in payment to certain notes.       payments, before other classes will be repaid more rapidly than the other classes and payments to these other classes may be delayed if collections and amounts on deposit in the reserve account are inadequate to pay all amounts payable on all
                                                 classes of notes on any payment date. In addition, because principal of each class of notes will be paid sequentially, classes of notes that have higher sequential numerical class designation will be outstanding longer and therefore will be exposed to the risk of losses on the receivables during
                                                 periods after other classes have been receiving most or all amounts payable on their notes, and after which a
                                                 disproportionate amount of credit enhancement may have been applied and not replenished.

                                                 As a result, the yields of the later maturing classes of
                                                 Class A Notes will be sensitive, and the yields of the
                                                 Certificates will be very sensitive to losses on the
                                                 receivables and the timing of those losses. If the actual
                                                 rate and amount of losses exceed your expectations, and if amounts in the reserve account are insufficient to cover the resulting shortfalls, the yield to maturity on your notes
                                                 may be lower than anticipated, and you could suffer a loss.

                                                 Classes of notes that receive payments earlier than expected are exposed to greater reinvestment risk and classes of
                                                 notes that receive principal later than expected are exposed to greater risk of loss. In either case, the yields on your notes could be materially and adversely affected.

                                                 Upon the occurrence of an event of default and acceleration of the notes, principal payments will be made first on the
                                                 Class A-1 Notes until the Class A-1 Notes have been paid in full, and thereafter on the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes pro rata based on the amount outstanding under each class. Consequently, even after an event of
                                                 default and acceleration of all the notes, the Class A-2
                                                 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders
                                                 will not receive payments on principal until the Class A-1 notes have been paid in full.

     The geographic concentration of the         Economic conditions in the states where obligors reside may
     obligors and performance of the             affect delinquencies, losses and prepayments on the
     receivables may increase the risk of loss   receivables. The following economic conditions may affect
     on your investment.                         payments on the receivables:

                                                 o        unemployment,

                                                 o        interest rates,

                                                 o        inflation rates, and

                                                 o        consumer perceptions of the economy.

                                                 If a large number of obligors are located in a particular
                                                 state, these conditions could increase the delinquency,
                                                 credit loss or repossession experience of the receivables.
                                                 If there is a concentration of obligors and receivables in particular states, any adverse economic conditions in those states may affect the performance of the securities more
                                                 than if this concentration did not exist.

                                                 As of the initial cutoff date, BMW Financial Services NA,
                                                 LLC's records indicate that the billing addresses of the
                                                 originating dealers of the receivables were concentrated in the following states:

                                                                          Percentage of Total
                                                        State               Principal Balance
                                                        -----               -----------------
                                                                                 %
                                                                                 %
                                                                                 %
                                                                                 %

                                                 No other state, by billing address, constituted more than 5%
                                                 of the aggregate principal balance of the receivables as of the initial cutoff date.

                                                 For a discussion of the breakdown of the receivables by
                                                 state, we refer you to "The Receivables" in this prospectus supplement.


     Prepayments on receivables may cause        You may receive payment of principal on your securities earlier
     prepayments on the securities, resulting    than you expected. If that happens, you may not be able to
     in reinvestment risk to you.                reinvest the principal you receive at a rate as high as the rate on your securities.  Prepayments on the receivables will shorten the life of the securities to an extent that cannot be
                                                 predicted.  Prepayments may occur for a number of reasons.  Some prepayments may be caused by the obligors under the
                                                 receivables.  For example, obligors may:

                                                 o        make early payments, since receivables will generally
                                                          be prepayable at any time without penalty;

                                                 o        default, resulting in the repossession and sale of the
                                                          financed vehicle; or

                                                 o        damage the vehicle or become unable to pay due to death or disability, resulting in payments to the trust under any
                                                          existing physical damage, credit life or other insurance.

                                                 Some prepayments may be caused by the seller or the
                                                 servicer. For example, the seller will make representations and warranties regarding the receivables, and the servicer will agree to take or refrain from taking certain actions
                                                 with respect to the receivables. If the seller or the
                                                 servicer breaches a representation or warranty and the
                                                 breach is material and cannot be remedied, it will be
                                                 required to purchase the affected receivables from the
                                                 trust. This will result, in effect, in the prepayment of the purchased receivables. In addition, if amounts on deposit in the pre-funding account are not fully utilized by the end of the funding period, these amounts will be applied as a
                                                 prepayment of principal of the Class A Notes sequentially to the earliest maturing class of Class A Notes then
                                                 outstanding. Moreover, the servicer has the option to
                                                 purchase the receivables from the trust when the total
                                                 outstanding principal balance of the receivables is 10% or less of the sum of the total outstanding principal balance of the receivables as of the initial cutoff date plus the
                                                 amount on deposit in the pre-funding account as of the
                                                 closing date.

                                                 The rate of prepayments on the receivables may be influenced by a variety of economic, social and other factors. The
                                                 seller maintains limited historical data with respect to
                                                 prepayments. For these reasons, the seller cannot predict
                                                 the actual prepayment rates for the receivables. The seller, however, believes that the actual rate of prepayments will result in the weighted average life of the receivables being shorter than the period from the closing date to the final scheduled maturity date for the related class of securities.
                                                 If this is the case, the weighted average life of each class of securities will be correspondingly shorter.

     Withdrawal or downgrading of the initial    A security rating is not a recommendation to buy, sell or hold
     ratings of the notes will affect the        securities.  Similar ratings on different types of securities do
     prices for the notes upon resale.           not necessarily mean the same thing.  You should analyze the significance of each rating independently from any other
                                                 rating. A rating agency may change its rating of the notes after the notes are issued if that rating agency believes
                                                 that circumstances have changed. Any subsequent change in a rating will likely affect the price that a subsequent
                                                 purchaser would be willing to pay for the notes and your
                                                 ability to resell your notes.

     The notes are not suitable investments      The notes are not a suitable investment for any investor that
     for all investors.                          requires a regular or predictable schedule of payments or
                                                 payment on specific dates. The notes are complex investments that should be considered only by sophisticated investors.
                                                 We suggest that only investors who, either alone or with
                                                 their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment and default risks, the tax consequences of an investment and the interaction of these factors should consider investing in the notes.

     Payments on the certificates will be        Payments on the certificates will be subordinated in priority of
     subordinated to payments on the notes.      payment to payments on the notes as described in this prospectus supplement. This subordination has the effect of increasing the likelihood of payment on the notes and therefore
                                                 decreasing the likelihood of payment on the certificates.
                                                 The certificateholders will not receive any payments of
                                                 principal on a payment date until after the class A-1 Notes have been paid in full.

                          The Trust

General

     The BMW Vehicle Owner Trust 2001-A (the "Trust") is a Delaware business trust to be formed pursuant to the trust agreement (the "Trust Agreement") between BMW FS Securities LLC, as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"). After its formation, the Trust will not engage in any activity other than:

1. acquiring, holding and managing the Initial Receivables and the Subsequent Receivables and the other assets of the Trust and proceeds from those assets;

2.   issuing the notes and the certificates;

3.   making payments on the notes and the certificates; and

4. engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with those activities.

     The net proceeds from the sale of the Securities (as defined in this prospectus supplement) will be used by the Trust to purchase the Initial Receivables and the Subsequent Receivables from the Depositor pursuant to the sale and servicing agreement dated as of _______ __, 2001 (the "Sale and Servicing Agreement") among BMW Financial Services NA, LLC ("BMW FS") as seller, servicer (in that capacity the "Servicer"), custodian and administrator, the Trust, and The Chase Manhattan Bank, as indenture trustee (the "Indenture Trustee") and to fund the Reserve Account.

     BMW FS will be appointed to act as the servicer of the Receivables. The Servicer will service the Receivables pursuant to the Sale and Servicing Agreement, the owner trust administration agreement dated as of ________ __, 2001, (the "Administration Agreement") among BMW FS, as administrator, the Trust and the Indenture Trustee and the Trust Agreement, and will be compensated for those services as described under "Description of the Transfer and Servicing Agreements--Servicing Compensation" in this prospectus supplement and "Description of the Transfer and Servicing Agreements--Servicing Compensation" in the accompanying prospectus.

     Pursuant to agreements between BMW FS and dealers in BMW products ("BMW Centers"), BMW Centers will repurchase from BMW FS those contracts that do not meet specified representations and warranties made by the BMW Centers. These BMW Centers' repurchase obligations are referred to in this prospectus supplement as "BMW Center Recourse." Those representations and warranties relate primarily to the origination of the contracts and the perfection of the security interests in the related financed vehicles, and do not relate to the creditworthiness of the related Obligors or the collectability of those contracts. Although the Dealer Agreements with respect to the Receivables will not be assigned to the Owner Trustee, the Sale and Servicing Agreement will require that any recovery by BMW FS in respect of any Receivable pursuant to any BMW Center Recourse be deposited in the Collection Account to satisfy BMW FS' repurchase obligations under the Sale and Servicing Agreement. The sales by the BMW Centers of retail installment sale contracts to BMW FS do not generally provide for recourse against the BMW Centers for unpaid amounts in the event of a default by an Obligor, other than in connection with the breach of the foregoing representations and warranties.

         Each certificate represents a fractional undivided ownership interest in the Trust. The Trust property includes the Receivables and monies due or received under the Receivables on or after the related cutoff date. The Reserve Account will be maintained for the benefit of the Noteholders and the Certificateholders.

     The Trust's principal offices are in Wilmington, Delaware, in care of Wilmington Trust Company, as Owner Trustee, at the address set forth below under "The Owner Trustee and the Indenture Trustee."

                           Capitalization of the Trust

     The following table illustrates the capitalization of the Trust as of the Closing Date, as if the issuance and sale of the Notes and the Certificates had taken place on that date:

Class A-1 Notes.......................................    $[                ]
                                                          -------------------
Class A-2 Notes.......................................     [                ]
                                                          -------------------
Class A-3 Notes.......................................     [                ]
                                                          -------------------
Class A-4 Notes.......................................     [                ]
                                                          -------------------
Certificates..........................................     [                ]
                                                          -------------------
   Total..............................................    $[                ]
                                                          ===================

                   The Owner Trustee and the Indenture Trustee

     Wilmington Trust Company is the Owner Trustee under the Trust Agreement. Wilmington Trust Company is a Delaware banking corporation, and its Corporate Trust Office is located at 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890-0001, Attn: Corporate Trust Administration. The Depositor, the Servicer and its affiliates may maintain normal commercial banking relations with the Owner Trustee and its affiliates. The fees and expenses of the Owner Trustee will be paid by the Administrator.

     The Chase Manhattan Bank is the Indenture Trustee under the Indenture (the Indenture Trustee and the Owner Trustee are collectively referred to as the "Trustees"). The Chase Manhattan Bank is a New York banking association and its principal executive offices are located at 450 West 33rd Street, New York, New York 10001. The Depositor, the Servicer and its affiliates may maintain normal commercial banking relations with the Indenture Trustee and its affiliates.

                                 The Receivables

Assets of the Trust

     On the Closing Date, the assets of the Trust will include:

1. a pool of motor vehicle retail installment sale contracts (the "Initial Receivables") having an aggregate principal balance as of the close of business on [ ] (the "Initial Cutoff Date") of approximately $[ ] (the "Initial Pool Balance") and any additional motor vehicle retail installment sale contracts purchased during the Funding Period (the "Subsequent Receivables" and together with the Initial Receivables, the "Receivables");

2. all rights, benefits, obligations and proceeds arising from or in connection with the Receivables, including the right to receive payments collected thereon after the Initial Cutoff Date with respect to the Initial Receivables and on or after the related Subsequent Cutoff Date with respect to any Subsequent Receivables;

3. security interests in the new or used automobiles, motorcycles, light-duty trucks and sport utility vehicles (the "Financed Vehicles") securing each Receivable;

4.   the related Receivable files;

5. all rights to insurance proceeds and liquidation proceeds with respect to the Receivables;

6. certain rights under the Receivables Purchase Agreement dated as of [___________], 2001 (the "Receivables Purchase Agreement") between the Depositor and BMW FS, as seller (the "Seller") and any Subsequent Purchase Agreement between the Depositor and BMW FS;

7.   funds on deposit from time to time in the Reserve Account;

8.   funds on deposit in the Collection Account;

9.   funds on deposit in the Pre-Funding Account; and

10.  funds on deposit in the Capitalized Interest Account.

     The Motor Vehicle Contracts that comprise the Receivables are secured by new or used automobiles, motorcycles, light-duty trucks and sport utility vehicles manufactured by the BMW Group as well as Land Rover sport utility vehicles except that __% by principal balance of the Receivables are secured by vehicles of other manufacturers. The Contracts were originated by BMW Centers and Land Rover dealers who participate in BMW FS' vehicle financing program and were acquired by BMW FS. See "BMW FS' Vehicle Financing Programs."

     The Trust will purchase the Initial Receivables from the Depositor on or about April [ ], 2001 (the "Closing Date") pursuant to the Sale and Servicing Agreement.

     The Depositor will have purchased the Initial Receivables from the Seller pursuant to the Receivables Purchase Agreement. In the Receivables Purchase Agreement, the Seller makes specific representations and warranties as of the Closing Date with respect to the Receivables and agrees to repurchase any Receivable with respect to which there is a breach of any such representation and warranty if that breach has a material and adverse effect on the interests of the Depositor or the Trust in the related Receivable. Under the Sale and Servicing Agreement, the Depositor will assign all of its rights under the Receivables Purchase Agreement, including its right to enforce the Seller's repurchase obligations, to the Trust.

     The Receivables may be prepaid at any time without penalty by the purchaser or co-purchasers of the Financed Vehicle or any other person or persons who are obligated to make payments thereunder (each, an "Obligor").

Eligibility Criteria

     The Receivables were or will be selected from the Seller's portfolio of motor vehicle retail installment sale contracts based on several criteria, including the requirement that each Receivable:

1.   has an original term of not more than [ ] months;

2.   has a current principal balance of at least $[ ];

3. provides for level monthly payments that fully amortize the amount financed over the original term of the related Contract;

4. is not more than 30 days past due as of the Initial Cutoff Date or Subsequent Cutoff Date, as applicable;

5. does not have a final scheduled payment date later than six months prior to the Final Scheduled Payment Date of the Certificates; and

6. does not have any notation in the Servicer's records indicating the Obligor is the subject of a bankruptcy proceeding.

     No selection procedures believed to be adverse to the Noteholders were used in selecting the Receivables.

     During the Funding Period, pursuant to the Receivables Purchase Agreement, the Depositor is obligated to purchase from BMW FS and, pursuant to the Sale and Servicing Agreement, to sell to the Trust, Subsequent Receivables to the extent they are available. On the Closing Date, the amount available to purchase Subsequent Receivables will be approximately $[ ]. On each date on which Subsequent Receivables are transferred to the Trust (each, a "Subsequent Transfer Date"), BMW FS will convey Subsequent Receivables to the Depositor pursuant to an agreement (a "Subsequent Purchase Agreement") between BMW FS and the Depositor. The Depositor will convey the Subsequent Receivables to the Trust on the related Subsequent Transfer Date pursuant to the Sale and Servicing Agreement and an agreement (a "Subsequent Transfer Agreement") between the Depositor and the Trust. The purchase price for each Subsequent Receivable will be withdrawn from the Pre-Funding Account, a portion of the withdrawal amount will be deposited into the Reserve Account, if necessary, and the remainder of the purchase price will be paid to the Depositor by the Trust and then to BMW FS by the Depositor.

     Any conveyance of Subsequent Receivables is subject to the following conditions, among others:

1. as of the Subsequent Cutoff Date, each of the Subsequent Receivable must satisfy the eligibility criteria specified under "The Receivables" in the Prospectus Supplement and in the Sale and Servicing Agreement;

2. BMW FS will have selected the Subsequent Receivables in a manner that it believes is not adverse to the interests of the Noteholders;

3. BMW FS and the Depositor will deliver opinions of counsel to the Trust, the Indenture Trustee and the Rating Agencies with respect to the validity of the conveyance of the Subsequent Receivables;

4. after inclusion of the Subsequent Receivables, the weighted average number of months since the initial installment due date for the Receivables is at least [ ] months;

5.   none of the Subsequent Receivables will have an APR of less than [ ]%;

6. after inclusion of the Subsequent Receivables, at least [ ]% of the aggregate principal balance of the Receivables is secured by Financed Vehicles which were new at the date of origination; and

7. the Rating Agencies shall confirm that the ratings on the Notes (as defined in this prospectus supplement) will not be withdrawn or reduced as a result of the transfer of such Subsequent Receivables to the Trust.

     Because the Subsequent Receivables may be originated after the Initial Receivables, following the conveyance of Subsequent Receivables to the Trust some of the characteristics of the Receivables, such as the weighted average APR of the Receivables, the weighted average term to maturity of the Receivables and the geographic concentration of the Receivables are likely to vary from those of the Initial Receivables.

Description of Initial Receivables

     All of the Initial Receivables were originated by BMW FS or purchased by BMW FS from BMW Centers. As of the Initial Cutoff Date, approximately [ ]% of the Initial Receivables by aggregate principal balance represented financing of new vehicles and [ ]% of the Initial Receivables by aggregate principal balance represented financing of used vehicles.

     As of the Initial Cutoff Date, approximately [ ]%, [ ]%, [ ]%, [ ]% and [ ]% of the Initial Receivables by aggregate principal balance were BMW automobiles, BMW motorcycles, BMW sport utility vehicles, Land Rover sport utility vehicles and vehicles of other manufacturers, respectively.

     The distribution by APR, geographic distribution, distribution by remaining term and distribution by remaining balance of the Initial Receivables as of the Initial Cutoff Date are as set forth in the following tables. We refer you to "The Receivables" in the accompanying prospectus for a further description of the characteristics of Simple Interest Receivables.

                     COMPOSITION OF THE INITIAL RECEIVABLES


Aggregate Principal Balance.............................................    $[      ]
Number of Receivables...................................................    [    ]
Average Principal Balance...............................................    $[     ]
Average Original Amount Financed........................................    $[    ]
   Range of Original Amount Financed....................................    $[     ]
Weighted Average APR(1).................................................    [  ]%
   Range of APRs........................................................    [  ]% to [  ]%
Weighted Average Original Term to Maturity(1)...........................    [    ] months
   Range of Original Term to Maturities.................................    [   ] months to [  ] months

Weighted Average Remaining Term to Maturity(1)..........................    [   ] months
   Range of Remaining Term to Maturities................................    [  ] months to [  ] months

----------------
(1)  Weighted by Principal Balance as of the Initial Cutoff Date.

                 Distribution of the Initial Receivables by APR

              (Percentages may not add to 100.00% due to rounding)


                                                                Percentage
                                                               of Aggregate       Initial Cutoff Date      Percentage
                                              Number of          Number of             Principal           of Initial
Range of APRs (%)                            Receivables        Receivables             Balance           Pool Balance
-----------------                            -----------        -----------             -------           ------------
2.01% to 3.00%........................         [     ]            [     ]       $                                      %
3.01% to 4.00%........................         [     ]            [     ]
4.01% to 5.00%........................         [     ]            [     ]
5.01% to 6.00%........................         [     ]            [     ]
6.01% to 7.00%........................         [     ]            [     ]
7.01% to 8.00%........................         [     ]            [     ]
8.01% to 9.00%........................         [     ]            [     ]
9.01% to 10.00%.......................         [     ]            [     ]
10.01% to 11.00%......................         [     ]            [     ]
11.01% to 12.00%......................         [     ]            [     ]
12.01% to 13.00%......................         [     ]            [     ]
13.01% to 14.00%......................         [     ]            [     ]
14.01% to 15.00%......................         [     ]            [     ]
15.01% to 16.00%......................         [     ]            [     ]
Totals:...............................         [     ]            [     ]%      $                                      %

                Distribution of the Initial Receivables by State
              Based on the Addresses of the Originating BMW Centers


              (Percentages may not add to 100.00% due to rounding)

                                                               Percentage of
                                                                 Aggregate                                 Percentage
                                              Number of          Number of        Initial Cutoff Date      of Initial
State(1)                                     Receivables        Receivables        Principal Balance      Pool Balance
--------                                     -----------        -----------        -----------------      ------------
Alabama...............................                                       %                                         %
Alaska................................
Arizona...............................
Arkansas..............................
California............................
Colorado..............................
Connecticut...........................
Delaware..............................
Florida...............................
Georgia...............................
Hawaii................................
Idaho.................................
Illinois..............................
Indiana...............................
Iowa..................................
Kansas................................
Kentucky..............................
Louisiana.............................
Maine.................................

                                                               Percentage of
                                                                 Aggregate                                 Percentage
                                              Number of          Number of        Initial Cutoff Date      of Initial
State(1)                                     Receivables        Receivables        Principal Balance      Pool Balance
--------                                     -----------        -----------        -----------------      ------------
Alabama...............................                              %                                          %
Alaska................................
Arizona...............................
Arkansas..............................
California............................
Colorado..............................
Connecticut...........................
Delaware..............................
Florida...............................
Georgia...............................
Hawaii................................
Idaho.................................
Illinois..............................
Indiana...............................
Iowa..................................
Kansas................................
Kentucky..............................
Louisiana.............................
Maine.................................
Maryland..............................
Massachusetts.........................
Michigan..............................
Minnesota.............................
Mississippi...........................
Missouri..............................
Montana...............................
Nebraska..............................
Nevada................................
New Hampshire.........................
New Jersey............................
New Mexico............................
New York..............................
North Carolina........................
North Dakota..........................
Ohio..................................
Oklahoma..............................
Oregon................................
Pennsylvania..........................
Rhode Island..........................
South Carolina........................
South Dakota..........................
Tennessee.............................
Texas.................................
Utah..................................
Vermont...............................
Virginia..............................

                                                               Percentage of
                                                                 Aggregate                                 Percentage
                                              Number of          Number of        Initial Cutoff Date      of Initial
State(1)                                     Receivables        Receivables        Principal Balance      Pool Balance
--------                                     -----------        -----------        -----------------      ------------
Washington............................
West Virginia.........................
Wisconsin.............................
Wyoming...............................
                                             -----------        -----------        -----------------      ------------
Totals:...............................
                                             ===========        ===========        =================      ============

----------------
(1)  Based on the addresses of the originating BMW Centers.


 Distribution of the Initial Receivables by Remaining Term to Scheduled Maturity


                                                                Percentage of                                Percentage of
Remaining Term to                             Number of      Aggregate Number of        Aggregate         Aggregate Principal
Scheduled Maturity                           Receivables         Receivables        Principal Balance         Balance (1)
------------------                           -----------         -----------        -----------------         -----------
6 months or less.........................      [     ]           00.00%             [$         .  ]             00.00%
7 to 12 months...........................      [     ]           00.00%             [$         .  ]             00.00%
13 to 18 months..........................      [     ]           00.00%             [$         .  ]             00.00%
19 to 24 months..........................      [     ]           00.00%             [$         .  ]             00.00%
25 to 30 months..........................      [     ]           00.00%             [$         .  ]             00.00%
31 to 36 months..........................      [     ]           00.00%             [$         .  ]             00.00%
37 to 42 months..........................      [     ]           00.00%             [$         .  ]             00.00%
43 to 48 months..........................      [     ]           00.00%             [$         .  ]             00.00%
49 to 54 months..........................      [     ]           00.00%             [$         .  ]             00.00%
55 to 60 months..........................      [     ]           00.00%             [$         .  ]             00.00%
Greater than 60 months...................      [     ]           00.00%             [$         .  ]             00.00%
         Total...........................      [     ]           00.00%             [$         .  ]             00.00%

----------------
(1)  Percentage may not add to 100% because of rounding.

     Distribution by Remaining Principal Balance of the Initial Receivables

                                                                          Percentage of                            Percentage of
                                                           Number of     Aggregate Number        Aggregate       Aggregate Principal
Range of Remaining Principal Balances                     Receivables    of Receivables     Principal Balance        Balance(1)
-------------------------------------                     -----------    ----------------   -----------------        ----------
$0 - 2,500.00.........................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$2,501.01 - 5,000.00..................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$5,001.01 - 7,500.00..................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$7,501.01 - 10,000.00.................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$10,001.01 - 12,500.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$12,501.01 - 15,000.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$15,001.01 - 17,500.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$17,501.01 - 20,000.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$20,001.01 - 22,500.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$22,501.01 - 25,000.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$25,001.01 - 27,500.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$27,501.01 - 30,000.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$30,001.01 - 32,500.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$32,501.01 - 35,000.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$35,001.01 - 37,500.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$37,501.01 - 40,000.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$40,001.01 - 42,500.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$42,501.01 - 45,000.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$45,001.01 - 47,500.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$47,501.01 - 50,000.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$50,001.01 - 52,500.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$52,501.01 - 55,500.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$55,001.01 - 57,500.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$57,501.01 - 60,000.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$60,001.01 - 62,500.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
$62,501.01 - 65,000.00................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
Greater than $65,000.01...............................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]
         Totals.......................................      [ ,   ]       [0.00%]              [$        .  ]      [0.00%]

----------------
(1)  Percentages may not add to 100% because of rounding.

                     Maturity and Prepayment Considerations

     Information regarding maturity and prepayment considerations with respect to the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (collectively, the "Class A Notes") and the Certificates (the "Certificates", and together with the Class A Notes, the "Securities") is set forth under "Weighted Average Life of the Securities" in the accompanying prospectus and "Risk Factors--You may experience reduced returns on your investment resulting from prepayments, repurchases or early termination of the trust" in the accompanying prospectus. Except as otherwise provided in this prospectus supplement, no principal payments will be made on the Class A-2 Notes until the Class A-1 Notes have been paid in full; no principal payments will be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full; and no principal payments will be made on the Class A-4 Notes until the Class A-3 Notes have been paid in full. In addition, no principal payments will be made on the Certificates until the Class A-1 Notes have been paid in full. We refer you to "Payments on the Notes" in this prospectus supplement.

     Because the rate of payment of principal of each class of Notes depends primarily on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes could occur significantly earlier or later than their respective final scheduled Payment Dates set forth under "Payments on the Notes" (each, a "Final Scheduled Payment Date") in this prospectus supplement. Securityholders will bear the risk of being able to reinvest principal payments on the Securities at yields at least equal to the yield on their respective classes of Notes and the Certificates. No prediction can be made as to the rate of prepayments on the Receivables in either stable or changing interest rate environments.

     Although the Receivables have different APRs, disproportionate rates of prepayments between Receivables with APRs greater than or less than the Required Rate (as defined in the accompanying prospectus) will generally not affect your yield. However, higher rates of prepayments of Receivables with higher APRs will decrease the amount available to cover delinquencies and defaults on the Receivables and may decrease the amounts available to be deposited in the Reserve Account.

             Delinquencies, Repossessions and Loan Loss Information

     Set forth below is information concerning BMW FS' experience with respect to its entire portfolio of new and used BMW motor vehicle retail installment sale contracts, which includes contracts sold by but still being serviced by BMW FS. Credit losses are an expected cost in the business of extending credit and are considered in BMW FS' rate-setting process.

     Delinquency, repossession and loss experience may be influenced by a variety of economic, social and geographic conditions and other factors beyond the control of BMW FS. There is no assurance that BMW FS' delinquency, repossession and loss experience with respect to its retail installment sale contracts, or the experience of the trust with respect to the contracts, will be similar to that set forth below. If economic conditions in the future differ from those during the periods referenced in the tables below, BMW FS' delinquency, repossession and loss experience may be adversely affected.

     The percentages in the tables below have not been adjusted to eliminate the effect of the growth of BMW FS' portfolio. Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those show if a group of receivables were isolated at a period in time and the delinquency, repossession and net loss data showed the activity only for that isolated group over the periods indicated.

     The following tables set forth the historical delinquency experience and net credit loss and repossession experience of BMW FS' portfolio of contracts for new and used automobiles, motorcycles, light duty trucks and sport utility vehicles.

     In the table below, the period of delinquency for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 is based on the number of days more than 20% of a scheduled payment on a cumulative basis is contractually past due. The information included below under the headings "Delinquencies as a percent of contracts outstanding - 90 days or more" and "Dollar Delinquencies as a percent of principal amount outstanding - 90 days or more" excludes vehicles that have been repossessed. There is no assurance that the behavior of the Receivables will be comparable to BMW FS' experience shown in the following tables.

                                                           Delinquency Experience
                                                               At December 31,

                                       ----           ----          ----          ----           ----
                                       2000           1999          1998          1997           1996
                                       ----           ----          ----          ----           ----
Number of contracts at end of
  period.......................
Delinquencies as a percent of
  contracts outstanding
    30-59 days.................
    60-89 days.................
    90 days or more............
    Total......................

Dollar delinquencies as a percent
  of principal amount outstanding
    30-59 days.................
    60-89 days.................
    90 days or more............
    Total......................

     The information in the table below includes contracts for new and used automobiles, motorcycles, light duty trucks and sport utility vehicles. All amounts and percentages, except as indicated, are based on the principal balances of the contracts net of unearned finance and other charges. Averages are computed by taking a simple average of year-end outstanding amounts for each period presented. The information set forth under the heading "Charge-offs" represents the total aggregate net principal balance of contracts determined to be uncollectible in the period less proceeds from disposition of related vehicles, other than recoveries described in the next sentence. The information set forth under the heading "Recoveries" generally includes amounts received with respect to contracts previously charged-off, net of the proceeds realized in connection with the sale of the financed vehicles. The information set forth under the heading "Number of Repossessions sold" means the number of repossessed financed vehicles that have been sold by BMW FS in a given period.

                                                          Net Credit Loss Experience
                                                            (dollars in thousands)
                                                         At or for Twelve Months Ended

                                        ----           ----           ----           ----          ----
                                        2000           1999           1998           1997          1996
                                        ----           ----           ----           ----          ----
Principal Amount Outstanding ..     $
Average Principal Amount
  Outstanding .................     $
Number of Contracts Outstanding
Average Number of Contracts
  Outstanding..................
Charge-offs - full period actuals
Recoveries - full period actuals
Net Losses ....................

Number of Repossessions sold as a
  percent of the Average Number
  of Contracts Outstanding.....
Net Losses as a percent of
  Average Principal Amount
  Outstanding..................

                     Weighted Average Life of the Securities

     Prepayments on motor vehicle receivables can be measured relative to a payment standard or model. The model used in this prospectus supplement, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables in question are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be paid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 1% of the receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

     As the rate of the payment of principal of each class of Notes will depend on the rate of payment (including prepayments) of the principal balance of the Receivables, final payment of any class of Notes and the Certificates could occur significantly earlier than the respective Final Scheduled Payment Dates. Reinvestment risk associated with early payment of the Notes and the Certificates will be borne exclusively by the holders of the Notes and the Certificates.

     The tables captioned "Percent of Initial Class A Note Principal at Various ABS Percentages" (the "ABS Tables") have been prepared on the basis of the characteristics of the Receivables described under "The Receivables Pool." The ABS Tables assume that:

o the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

o each scheduled monthly payment on each Receivable is scheduled to be made and is made on the last day of each month and each month has 30 days;

o payments are made on the Notes on each Payment Date, and each Payment Date is assumed to be the twenty-fifth day of each applicable month;

o the balance in the Reserve Account on each Payment Date is the required amount described under "Subordination; Reserve Account";

o the amounts in the Pre-Funding Account are fully invested in Subsequent Receivables on __; and

o except as indicated in the ABS Tables, the Servicer does not exercise its option to purchase the Receivables on the earliest Payment Date on which its option may be exercised.

The hypothetical pools each have an assumed cutoff date of [ ], 2001. The ABS Tables indicate the projected weighted average life of each class of Notes and the Certificates and sets forth the percent of the initial principal amount of each class of Notes and the Certificates that is projected to be outstanding after each of the Payment Dates shown at various constant ABS percentages.

     The ABS Tables also assume that the Initial Receivables and the Subsequent Receivables have been aggregated into hypothetical pools with all of the Receivables within each hypothetical pool having the characteristics set forth in the tables below and that the level scheduled monthly payment for each of the pools, based on the aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the assumed cutoff date, will be such that each pool will be fully amortized by the end of its remaining term to maturity.

                               Initial Receivables

------------ ---------------------- ------------------ ------------------------- -----------------------------
   Pool       Aggregate Principal          APR              Original Term           Stated Remaining Term
   ----             Balance                ---               (in Months)                 (in Months)
                    -------                                  -----------                 -----------
------------ ---------------------- ------------------ ------------------------- -----------------------------
     1
------------ ---------------------- ------------------ ------------------------- -----------------------------
     2
------------ ---------------------- ------------------ ------------------------- -----------------------------
     3
------------ ---------------------- ------------------ ------------------------- -----------------------------
     4
------------ ---------------------- ------------------ ------------------------- -----------------------------
     5
------------ ---------------------- ------------------ ------------------------- -----------------------------
     6
------------ ---------------------- ------------------ ------------------------- -----------------------------
     7
------------ ---------------------- ------------------ ------------------------- -----------------------------
     8
------------ ---------------------- ------------------ ------------------------- -----------------------------
     9
------------ ---------------------- ------------------ ------------------------- -----------------------------
    10
------------ ---------------------- ------------------ ------------------------- -----------------------------
    11
------------ ---------------------- ------------------ ------------------------- -----------------------------
    12
------------ ---------------------- ------------------ ------------------------- -----------------------------
    13
------------ ---------------------- ------------------ ------------------------- -----------------------------
    14
------------ ---------------------- ------------------ ------------------------- -----------------------------
    15
------------ ---------------------- ------------------ ------------------------- -----------------------------
    16
------------ ---------------------- ------------------ ------------------------- -----------------------------
    17
------------ ---------------------- ------------------ ------------------------- -----------------------------
    18
------------ ---------------------- ------------------ ------------------------- -----------------------------
    19
------------ ---------------------- ------------------ ------------------------- -----------------------------
    20
------------ ---------------------- ------------------ ------------------------- -----------------------------
   Total
------------ ---------------------- ------------------ ------------------------- -----------------------------

                             Subsequent Receivables

-------------- ---------------------------- -------------- ----------------------- ---------------------------
    Pool       Aggregate Principal Balance       APR           Original Term            Stated Remaining
    ----       ---------------------------       ---            (in Months)               (in Months)
                                                                 ----------               -----------
-------------- ---------------------------- -------------- ----------------------- ---------------------------
      1
-------------- ---------------------------- -------------- ----------------------- ---------------------------


     The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity, that all of the Receivables will prepay at the same level of ABS or that no defaults will occur on the Receivables. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between the assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average life of each class of Notes.

    Percentage of Initial Class A-1 Note Principal at Various ABS Percentages

Payment Date                   0.5%       1.0%       1.3%      1.5%       1.7%
------------                   ----       ----       ----      ----       ----
Closing Date






Weighted Average Life (years)(1)(2)..................
Weighted Average Life to Call (years)(1)(3)..........
-----------------------
(1) The weighed average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.

     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.

    Percentage of Initial Class A-2 Note Principal at Various ABS Percentages

Payment Date                      0.5%      1.0%       1.3%      1.5%      1.7%
------------                      ----      ----       ----      ----      ----
Closing Date









Weighted Average Life (years)(1)(2)...................
Weighted Average Life to Call (years)(1)(3)...........
-------------

(1) The weighed average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.

     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.

    Percentage of Initial Class A-3 Note Principal at Various ABS Percentages

Payment Date                                               0.5%        1.0%        1.3%        1.5%        1.7%
------------                                               ----        ----        ----        ----        ----
Closing Date.........................................






















Weighted Average Life (years)(1)(2)...................
Weighted Average Life to Call (years)(1)(3)...........
-----------------
(1) The weighed average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.

     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.

     Percentage of Initial Class A-4 Note Principal at Various ABS Percentages

Payment Date                                         0.5%          1.0%          1.3%         1.5%          1.7%
------------                                         ----          ----          ----         ----          ----
Closing Date.....................................






























Weighted Average Life (years)(1)(2)
Weighted Average Life to Call (years)(1)(3)
*Month of optional purchase(3)
-------------
(1) The weighed average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related Payment Date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.

     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables ) and should be read in conjunction with those assumptions.

         Percentage of Certificate Principal at Various ABS Percentages

Payment Date                                         0.5%          1.0%          1.3%         1.5%          1.7%
------------                                         ----          ----          ----         ----          ----
Closing Date.....................................





















Weighted Average Life (years)(1)(2)
Weighted Average Life to Call (years)(1)(3)
*Month of optional purchase(3)
-------------
(1) The weighed average life of a certificate is determined by (x) multiplying the amount of each principal payment on a certificate by the number of years from the date of issuance of the note to the related Payment Date,
     (y) adding the results and (z) dividing the sum by the original principal amount of the certificate.

(2) This calculation assumes that the Servicer does not exercise its option to purchase the Receivables.

(3) This calculation assumes that the Servicer exercises its option to purchase the Receivables.

     This table has been prepared based on the assumptions in this prospectus supplement (including the assumptions regarding the characteristics and performance of the Receivables, which will differ from the actual characteristics and performance of the Receivables) and should be read in conjunction with those assumptions.

                          Note and Certificate Factors

     The "Note Pool Factor" with respect to any class of Notes will be a seven-digit decimal indicating the principal amount of that class of Notes as of the close of business on the Payment Date in that month as a fraction of the respective principal amount of that class of Notes as of the Closing Date. The Servicer will compute the Note Pool Factor each month for each class of Notes. Each Note Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in the principal amount of each class of Notes. The portion of the principal amount of any class of Notes for a given month allocable to a Noteholder can be determined by multiplying the original denomination of the holder's note by the related Note Pool Factor for that month.

     The "Certificate Pool Factor" with respect to the certificates will be a seven-digit decimal indicating the principal amount of the certificates as of the close of business on the Payment Date in that month as a fraction of the respective principal amount thereof as of the Closing Date. The Servicer will compute the Certificate Pool Factor each month for the certificates. The Certificate Pool Factor will initially be 1.0000000 and thereafter will decline to reflect reductions in the principal amount of the certificates. The portion of the principal amount of the certificates for a given month allocable to a Certificateholder can be determined by multiplying the original denomination of the holder's note by the Certificate Pool Factor for that month.

     Pursuant to the Transfer and Servicing Agreements, the Securityholders will receive monthly reports concerning the payments received on the Receivables, the Pool Balance, the related Note Pool Factors, the Certificate Factor and various other items of information pertaining to the Trust. Securityholders of record during each calendar year will be furnished information by the Indenture Trustee or the Owner Trustee, as appropriate, for tax reporting purposes not later than the latest date permitted by law. We refer you to "Description of the Transfer and Servicing Agreements--Statements to Securityholders" in the accompanying prospectus.

                                 Use of Proceeds

     The Depositor will use the net proceeds from the sale of the Securities to purchase the Receivables from BMW FS pursuant to the Receivables Purchase Agreement and to fund the Initial Reserve Account, the Pre-Funding Account and the Capitalized Interest Account. The net proceeds to be received by the Depositor from the sale of the Receivables to the Trust will be used by the Depositor in connection with its acquisition of the Receivables from BMW FS and to pay other expenses in connection with the issuance of the Notes. BMW FS will use the proceeds from the sale of the Receivables for general corporate purposes. In addition, BMW FS or its affiliates may apply all or any portion of the net proceeds of this offering to the repayment of debt, including "warehouse" debt secured by the Receivables prior to their sale to the Trust. One or more of the Underwriters, or their respective affiliates or entities for which their respective affiliates act as administrator and/or provide liquidity lines, may have acted as a "warehouse lender" to BMW FS or its affiliates, and may receive a portion of the proceeds as repayment of that "warehouse" debt.

                         The Depositor and the Servicer

     Information regarding the Depositor and the Servicer is set forth under the captions "The Depositor" and "The Servicer" in the accompanying prospectus.

                                    The Notes

General

     The Notes will be issued pursuant to the terms of the Indenture, a form of which has been filed as an exhibit to the registration statement. A copy of the final signed Indenture will be filed with the SEC following the issuance of the Securities. The following summary describes the material terms of the Notes and the Indenture. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes and the Indenture. Where particular provisions or terms used in the Indenture are referred to, the actual provisions, which includes definitions of terms, are incorporated by reference as part of the summary. The following summary supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the notes of any given series and the related Indenture set forth in the accompanying prospectus, to which description reference is hereby made.

Payments of Interest

     Each class of Notes will constitute Fixed Rate Securities, as that term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the accompanying prospectus. Interest on the principal balances of the classes of the Notes will accrue at the respective per annum interest rates set forth on the cover of this prospectus supplement (each, an "Interest Rate") and will be payable to the Noteholders monthly on the twenty-fifth day of each month (or, if that date is not a Business Day, on the next succeeding
Business Day) (a "Payment Date") commencing [    ], 2001.

     Interest on the outstanding principal amount of Class A-1 Notes will accrue at the related Interest Rate from and including the most recent Payment Date on which interest has been paid (or from and including the Closing Date with respect to the first Payment Date) to but excluding the current Payment Date. Interest on the Class A-2, Class A-3, Class A-4 Notes and Certificates will accrue at the related Interest Rate from and including the 25th day of the month (or from and including the Closing Date with respect to the first Payment Date) to but excluding the 25th day of the following calendar month.

     Interest on the Class A-1 Notes will be calculated on the basis of the actual number of days in the related Interest Period divided by 360, and interest on the Class A-2, Class A-3 Notes, Class A-4 Notes and Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued but not paid on any Payment Date will be due on the next Payment Date, together with interest on that amount at the applicable Interest Rate, to the extent lawful. Interest payments on the Notes will generally be made from Available Amounts and from amounts on deposit in the Reserve Account, after the Servicing Fee and non-recoverable Advances have been paid. We refer you to "Subordination; Reserve Account--Reserve Account" and "Payments on the Notes" in this prospectus supplement.

     Interest payments to holders of the Class A Notes will have the same priority. Under specified circumstances, the amount available for interest payments could be less than the amount of interest payable on the Class A Notes on any Payment Date, in which case the holders of the Class A Notes will receive their ratable share (based upon the aggregate amount of interest due to that class) of the aggregate amount available to be distributed in respect of interest on the Class A Notes. Interest payments to holders of the Certificates will be subordinated to interest payments and, in limited circumstances, principal to holders of the Class A Notes.

Payments of Principal

     The Trust will generally make principal payments to the Noteholders on each Payment Date in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" with respect to any Payment Date equals the sum of:

     o the First Priority Principal Distribution Amount (as defined in this prospectus supplement); and

     o the Regular Principal Distribution Amount (as defined in this prospectus supplement).

     The Trust will pay principal on the Notes from funds on deposit in the Collection Account including amounts, if any, from the Reserve Account, in accordance with the priorities described under "Payments on the Notes--Payment of Distributable Amounts."

     Principal payments on the Notes will generally be made on each Payment Date, in the following order of priority:

     1.   to the Class A-1 Notes until paid in full;

     2.   to the Class A-2 Notes until paid in full;

     3.   to the Class A-3 Notes until paid in full;

     4.   to the Class A-4 Notes until paid in full; and

     5.   to the Certificates until paid in full.

     Notwithstanding the foregoing, following the occurrence and during the continuation of:

     o a default in the payment of any interest on any Note of the Controlling Class (as defined in this prospectus supplement) when the same becomes due and payable, which default continues for a period of five days;

     o a default in the payment of principal of or any installment of the principal of any Note when the same becomes due and payable; or

     o the bankruptcy of the Trust or the occurrence of other circumstances relating to the bankruptcy or insolvency of the Trust, as described in the Indenture the priority of payments changes. In particular, the Class A Notes will receive 100% of the Principal Distribution Amount until the Notes are paid in full. The trust will make no distributions of principal or interest on the Certificates until payment in full of principal and interest on the Class A-1 Notes. In addition, principal payments on the Class A Notes will be made first to the holders of the Class A-1 Notes until they have been paid in full; thereafter principal payments on the Class A Notes will be made to the holders of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes (together with the holders of the Class A-1 Notes, the "Noteholders") on a pro rata basis based on the principal balance of that Class of outstanding Notes. Beginning on the Payment Date on which the Class A Notes have been paid in full, the remainder of the Principal Distribution Amount, if any, and on each subsequent Payment Date, 100% of the Principal Distribution Amount, will be paid to the holders of record of the Certificates (the "Certificateholders") until the Certificates have been paid in full.

     The actual Payment Date on which the outstanding principal amount of any class of Notes is paid in full may be significantly earlier than its Final Scheduled Payment Date based on a variety of factors, including the factors described under "Weighted Average Life of the Securities" in the accompanying prospectus.

     If the principal amount of a class of Notes has not been paid in full on or prior to its Final Scheduled Payment Date, the Noteholders' Principal Distribution Amount for that Payment Date will, to the extent the remaining Available Amounts are sufficient, include an amount sufficient to reduce the unpaid principal amount of that class of Notes to zero on that Payment Date. We refer you to "Payment on the Notes--Payment of Distributable Amounts" in this prospectus supplement.

Optional Prepayment

     If the Servicer exercises its option to purchase the Receivables when the Pool Balance declines to 10% or less of the sum of the Initial Pool Balance and the amount on deposit in the Pre-Funding Account on the Closing Date, Class A-4 and Certificateholders will receive an amount in respect of the Class A-4 and Certificates equal to the outstanding principal balance of the Class A-4 and Certificates, together with accrued but unpaid interest at the related Interest Rate. The "Pool Balance" on any Payment Date will equal the aggregate principal balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchased Amounts.

Indenture

     Events of Default; Rights upon Event of Default. Upon an Event of Default, the Controlling Class of Noteholders will have the rights set forth in the prospectus under "The Notes--Indenture--Events of Default; Rights Upon Event of Default." The Indenture Trustee may sell the Receivables subject to the conditions set forth in the Indenture following an Event of Default, including a default in the payment of any principal of or a default for five days or more in the payment of any interest on any Class A Note. In the case of an Event of Default not involving any default in payment of principal of or interest on a Class A Note, the Indenture Trustee is prohibited from selling the Receivables unless one of the conditions set forth in the accompanying prospectus under "The Notes--Indenture--Events of Default and--Rights Upon Event of Default" has been satisfied. Following the occurrence of certain Events of Default under the Indenture, the trust will make no distributions of principal or interest on the Certificates until payment in full of principal and interest on the Class A Notes. In addition, payments of principal on the Class A Notes will be made first to the Class A-1 Notes until the Class A-1 Notes are repaid in full, and then pro rata to the Class A-2, Class A-3 and Class A-4 Notes until each principal amount is paid in full. If there are any amounts remaining, those amounts will be used to pay interest and principal on the Certificates until the principal amount is paid in full.

Notices

     Noteholders will be notified in writing by the Indenture Trustee of any Event of Default, Servicer Default or termination of, or appointment of a successor to, the Servicer promptly upon a Responsible Officer (as defined in the Transfer and Servicing Agreements) obtaining actual knowledge of these events.

     If Notes are issued other than in book-entry form, those notices will be mailed to the addresses of Noteholders as they appear in the register maintained by the Indenture Trustee prior to mailing. Those notices will be deemed to have been given on the date of that publication or mailing.

Governing Law

     The Indenture and the Notes are governed by and shall be construed in accordance with the laws of the State of New York applicable to agreements made in and to be performed wholly within that jurisdiction.


                                The Certificates
General

     The certificates will be issued pursuant to the terms of the Trust Agreement, a form of which has been filed as an exhibit to the registration statement. A copy of the final signed Trust Agreement will be filed with the SEC following the issuance of the securities. The certificates will evidence undivided ownership interests in the Trust created pursuant to the Trust Agreement.

     The following summary describes material terms of the certificates and the Trust Agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the certificates and the Trust Agreement. The following summary supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the certificates of any given series and the related Trust Agreement set forth in the accompanying prospectus, to which description reference is hereby made.

Payments of Interest

     Interest on the Certificate Balance will accrue during each Interest Period at ___% per annum (the "Pass Through Rate") and will be payable to the Certificateholders on the related Payment Date.

     The certificates will constitute Fixed Rate Securities, as that term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the accompanying prospectus. Interest due on a Payment Date will accrue during the related Interest Period and will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest distributions with respect to the certificates generally will be made from Available Amounts after:

     1.   payment of the Servicing Fee; and

     2.   Class A Noteholders' interest distribution;

     3.   [Principal Distribution Amount for the Class A-1 Notes]; and

     4. depositing of funds in the Reserve Account so that the amount on deposit in the Reserve Account equals the Specified Reserve Account Balance.

     We refer you to "Payments on the Notes--Payment of Distributable Amounts" in this prospectus supplement.

Optional Prepayment

     If the Servicer exercises its option to purchase the Receivables when the Pool Balance declines to 10% or less of the sum of the Pool Balance and the amount on deposit in the Pre-Funding Account on the Closing Date, Certificateholders will receive an amount in respect of the Certificates equal to the outstanding Certificate Balance together with accrued but unpaid interest at the Pass-Through Rate after the Notes have been retired, which distribution shall effect an early retirement of Certificates.

     Interest payments due for any Payment Date but not paid on that Payment Date will be due on the next Payment Date increased by an amount equal to interest accrued on that amount at the Pass Through Rate (to the extent lawful).

Payments of Principal

     No principal payments will be made on the certificates until the Class A-1 Notes have been paid in full. Thereafter, principal payments of the certificates will be made on each Payment Date from Available Amounts after payment of interest on the certificates.

     Notwithstanding the foregoing, on each Payment Date after the acceleration of the notes following an Event of Default, the certificates will not receive any of the Principal Distributable Amount until the notes have been paid in full.

Notices

     Certificateholders will be notified in writing by the Owner Trustee of any Event of Default, Servicer Default or termination of, or appointment of a successor to, the Servicer promptly upon an specified officer of the Owner Trustee obtaining actual knowledge of these events. Except for the monthly and annual reports to Certificateholders described this prospectus supplement, the Owner Trustee is not obligated under the Trust Agreement to forward any other notices to the Certificateholders. There are no provisions in the Trust Agreement for the regular or special meetings of Certificateholders.

Governing Law

     The Trust Agreement and the certificates are governed by and shall be construed in accordance with the laws of the State of Delaware applicable to agreements made in and to be performed wholly within that jurisdiction.

                           Payments on the Securities

     On or before the 18th calendar day of each month (or, if the 18th day is not a Business Day, the next succeeding Business Day (each a "Determination Date")), the Servicer will inform the Owner Trustee and the Indenture Trustee of, among other things, the amount of funds collected on or in respect of the Receivables, the amount of Advances to be made by and reimbursed to the Servicer and the Servicing Fee and other servicing compensation payable to the Servicer, in each case with respect to the immediately preceding Collection Period. On or prior to each Payment Date, the Servicer will also determine the following:

     1.   Available Amounts;

     2.   Class A Noteholders' interest distribution;

     3.   Certificateholders' interest distribution;

     4.   Principal Distribution Amount; and

     5. based on the available funds and other amounts available for payment on the related Payment Date as described below, the amount to be distributed to the Class A Noteholders and Certificateholders.

     The Indenture Trustee or the Owner Trustee, as the case may be, will make payments to the Noteholders and Certificateholders out of the amounts on deposit in the Collection Account. The amounts to be distributed to the Noteholders and Certificateholders will be determined in the manner described below.

Calculation of Available Amounts

     The amount of funds available for distribution on a Payment Date will generally equal the sum of Available Interest and Available Principal (collectively, "Available Amounts").

     "Available Interest" for a Payment Date will equal the sum of the following amounts (without duplication) allocable to interest received or allocated by the Servicer on or in respect of the Receivables during the related Collection
Period:

     1. that portion of all collections on Receivables allocable to interest (including the amount, if any, of Advances for that Collection period, but excluding the amount, if any, of reimbursements of Advances previously made to the Servicer);

     2. the Purchase Amount of each Receivable that became a Purchased Receivable to the extent attributable to accrued interest on that Receivable;

     3.   Recoveries for that Collection Period;

     4. investment earnings on the Trust Accounts (other than the Collection Account) for the related Payment Date;

     5. net Liquidation Proceeds for that Collection Period to the extent allocable to interest;

     6.   net Investment Losses deposited by the Servicer; and

     7.   Capitalized Interest Payments.

     "Available Principal" for a Payment Date will equal the sum of the following amounts, without duplication, with respect to the related Collection
Period:

     1.   the portion of all collections on Receivables allocable to principal;

     2. net Liquidation Proceeds for that Collection Period to the extent allocable to principal;

     3. that portion allocable to principal of the Purchase Amount of all Receivables that became Purchased Receivables during or in respect of that Collection Period; and

     4. on the Payment Date immediately following the end of the Funding Period, the remaining Pre-Funded Amount not used to acquire Subsequent Receivables.

     Available Interest and Available Principal on any Payment Date will exclude the following amounts:

     1. amounts received on a particular Receivable (other than a Liquidated Receivable) to the extent that the Servicer has previously made an unreimbursed Advance in respect of that Receivable; and

     2. net Liquidation Proceeds with respect to a particular Receivable to the extent of unreimbursed Advances in respect of that Receivable.

     "Liquidation Proceeds" means, with respect to any Receivable that becomes a Liquidated Receivable, the moneys collected in respect of that Liquidated Receivable, from whatever source, during or after the Collection Period in which the Receivable became a Liquidated Receivable, including liquidation of the related Financed Vehicle, net of the sum of any out-of-pocket expenses of the Servicer reasonably allocated to the liquidation and any amounts required by law to be remitted to the Obligor on the Liquidated Receivable.

     A "Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred:

     o    the related Financed Vehicle has been repossessed and liquidated;

     o the related Financed Vehicle has been repossessed in excess of 90 days and has not yet been liquidated;

     o the Servicer has determined in accordance with its collection policies that all amounts that it expects to receive with respect to the Receivable have been received; or

     o the end of the Collection Period in which the Receivable becomes more than 150 days or more past due.

     "Purchased Amount" means any Administrative Purchase Payments or Warranty Purchase Payments made with respect to Purchased Receivables.

     "Purchased Receivable" means a Warranty Receivable or an Administrative Receivable, respectively.

     "Recoveries" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect of that Liquidated Receivable, from whatever source, during any Collection Period following the Collection Period in which the Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

Payment of Distributable Amounts

     Prior to each Payment Date, the Servicer will calculate the amount to be distributed to the Class A Noteholders and Certificateholders. On each Payment Date, the Servicer will allocate amounts on deposit in the Collection Account with respect to the related Collection Period as described below and will instruct the Indenture Trustee to make the following payments and distributions from Available Amounts on deposit in the Collection Account, and in the event of a shortfall in meeting the payments described in clauses (1) through (5) below (an "Available Amounts Shortfall") amounts withdrawn from the Reserve Account, in the following amounts and order of priority:

     1. to the Servicer, the Servicing Fee, including any unpaid Servicing Fees with respect to one or more prior Collection Periods, and non-recoverable Advances;

     2. to the Class A Noteholders, (a) the aggregate amount of interest accrued for the related Interest Period on each of the Class A Notes at their respective interest rates on the principal outstanding as of the previous Payment Date after giving effect to all payments of principal to the Class A Noteholders on the preceding Payment Date; and (b) the excess, if any, of the amount of interest payable to the Class A Noteholders on prior Payment Dates over the amounts actually paid to the Class A Noteholders on those prior Payment Dates, plus interest on that shortfall to the extent permitted by law;

     3. to the Principal Distribution Account, the First Priority Principal Distribution Amount, if any;

     4. to the Certificateholders, (a) the aggregate amount of interest accrued for the related Interest Period on each of the Certificates at the interest rate on the Certificates on the principal outstanding as of the previous Payment Date after giving effect to all payments of principal to the Certificates on the preceding Payment Date; and (b) the excess, if any, of the amount of interest payable to the Certificates on prior Payment Dates over the amounts actually paid to the Certificateholders on those prior Payment Dates, plus interest on that shortfall to the extent permitted by law;

     5. to the Principal Distribution Account, the Regular Principal Distribution Amount;

     6. to the Reserve Account, from Available Amounts remaining (this amount being the "Excess Amount"), the amount necessary to cause the amount on deposit in that account to equal the Specified Reserve Account Balance;

     7. to the Indenture Trustee and the Owner Trustee, any accrued and unpaid Trust Fees and Expenses, in each case to the extent the fees and expenses have not been previously paid by the Servicer; provided that, until the Notes have been paid in full, the annual amount paid to the Trustees out of the Available Amount allocation described in this clause (7) shall not exceed [$10,000;] and

     8.   any Available Amounts remaining, to the Depositor.

     The Noteholders' Principal Distribution Amount will be allocated among the Notes as described above under "The Notes--Payments of Principal."

     For the purposes of this prospectus supplement, the following terms will have the following meanings:

     The "First Priority Principal Distribution Amount" will mean, with respect to any Payment Date, an amount equal to the excess, if any of:

     o the aggregate outstanding principal amount of the Class A Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Class A Notes on that preceding Payment Date) over

     o the Pool Balance at the end of the Collection Period preceding that Payment Date plus amounts on deposit in the Pre-Funding Account less the Yield Supplement Overcollateralization Amount with respect to such Payment Date;

provided however, that the First Priority Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on that Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date); and provided further, that the First Priority Principal Distribution Amount on and after the Final Scheduled Payment Date of a class of Class A Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of that class of Class A Notes and all earlier maturing classes of Class A Notes to zero.

     "Interest Period" means:

     o with respect to the Class A-1 Notes, the period from and including the most recent Payment Date on which interest has been paid (or, in the case of the first Payment Date, the Closing Date) to but excluding the next succeeding Payment Date; and

     o with respect to the Class A-2, Class A-3, Class A-4 Notes and Certificates, the period from and including the 25th day of the calendar month (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding the 25th day of the next calendar month.

     The "Principal Distribution Account" will mean the administrative subaccount of the Note Distribution Account established and maintained as the Principal Distribution Account pursuant to the Sale and Servicing Agreement.

     The "Principal Distribution Amount" will mean, with respect to any Payment Date, the sum of the First Priority Principal Distribution Amount and the Regular Principal Distribution Amount with respect to that Payment Date.

     The "Regular Principal Distribution Amount" will: mean, with respect to any Payment Date, an amount not less than zero equal to the excess, if any of:

     o an amount equal to (i) the aggregate outstanding principal amount of all the Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment
          Date) or the Closing Date, as the case may be, minus (ii) the sum of the Pool Balance at the end of the Collection Period preceding that Payment Date plus amounts on deposit in the Pre-Funding Account less the Yield Supplement Overcollateralization Amount with respect to that Payment Date, over

     o the First Priority Principal Distribution Amount, if any, with respect to that Payment Date;

provided however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate outstanding principal amount of all of the Notes on that Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date in respect of the First Priority Principal Distribution Amount, if any).

     "Trust Fees and Expenses" will mean all accrued and unpaid Trustees' fees and any amounts due to the Trustees for reimbursement of expenses or in respect of indemnification and other administrative fees of the Trust.

                               Credit Enhancement

     The protection afforded to the Noteholders will be effected both by the preferential right of the Noteholders to receive, to the extent described in this prospectus supplement, current distributions on the Receivables, the establishment of the Reserve Account and the subordination of the Depositor's right to receive excess interest. The protection afforded to the Certificateholders will be effected by the establishment of the Reserve Account and the subordination of the Depositor's right to receive excess interest.

Subordination

     The rights of the Certificateholders to receive any distributions of interest or principal is subordinated to payments of interest on the Class A Notes and, in limited circumstances, payments of principal of the Class A Notes. To the extent that the Pool Balance plus the amount on deposit in the Pre-Funding Account less the Yield Supplement Overcollateralization Amount with respect to a Payment Date has decreased to a level which is less than the aggregate outstanding principal balance on the Class A Notes, a First Priority Principal Distribution Amount will be payable prior to the payment of interest on or principal of the Certificates. The Depositor is entitled to receive payments of interest collected on the Receivables which are not used by the trust to make other required payments. The Depositor's right to receive this excess interest is subordinated to all other payments required to be made on any Payment Date.

Reserve Account

     The Reserve Account will be a segregated account in the name of the Indenture Trustee. The Reserve Account will be created with an initial deposit by the Depositor on the Closing Date of an amount equal to $[ ] (the "Reserve Account Initial Deposit"). The Reserve Account will thereafter be funded by the deposit in the Reserve Account of all Excess Amounts, if any, for each Payment Date to the extent necessary to restore or bring the amounts on deposit in the Reserve Account to the Specified Reserve Account Balance.

     Amounts held from time to time in the Reserve Account will continue to be held for the benefit of Securityholders and may be invested in Eligible Investments. Investment income on those investments (net of losses and expenses) will be paid to the Depositor, upon the direction of the Servicer, to the extent that funds on deposit in the Reserve Account exceed the Specified

Reserve Account Balance. If the amount on deposit in the Reserve Account on any Payment Date (after giving effect to all deposits to and withdrawals from the Reserve Account on that Payment Date) is greater than the Specified Reserve Account Balance for that Payment Date, subject to limitations set forth in the Transfer and Servicing Agreements, the Indenture Trustee will include the amount of the excess in the amounts to be distributed to the Depositor pursuant to clause (8) in the first paragraph under "Payments on the Securities--Payment of Distributable Amounts" in this prospectus supplement. The Noteholders will not have any rights in, or claims to, amounts distributed to the Certificateholders or to the Depositor.

     The "Specified Reserve Account Balance" with respect to any Payment Date will be an amount equal to [ ]% of the sum of the Pool Balance and the amount, if any, on deposit in the Pre-Funding Account as of the end of the related Collection Period. In no event, however, will the Specified Reserve Account Balance on any Payment Date be less than $[ ].

     The Servicer may, from time to time after the date of this prospectus supplement, request each rating agency to approve a formula for determining the Specified Reserve Account Balance that is different from those described above or change the manner by which the Reserve Account is funded. If each rating agency delivers a letter to the Owner Trustee to the effect that the use of any new formula will not result in a qualification, reduction or withdrawal of its then-current rating of any class of the Notes, then the Specified Reserve Account Balance will be determined in accordance with the new formula. The Sale and Servicing Agreement will accordingly be amended, without the consent of any Noteholder, to reflect the new calculation.

     Amounts held from time to time in the Reserve Account will be held for the benefit of the Noteholders and Certificateholders. On each Payment Date, funds will be withdrawn from the Reserve Account to the extent of any Available Amounts Shortfall with respect to that Payment Date and will be deposited in the Note Distribution Account for distribution to the Noteholders. Following payment of all amounts due on the notes on any payment date, funds will be withdrawn from the Reserve Fund to the extent that the remaining Available Amounts are insufficient to make all payments due on the Certificates on such Payment Date.

     None of the Securityholders, the Indenture Trustee, the Owner Trustee or the Depositor will be required to refund any amounts properly distributed or paid to them, whether or not there are sufficient funds on any subsequent Payment Date to make full distributions to the Noteholders.

     The Reserve Account and the subordination of the Certificates are intended to enhance the likelihood of receipt by Class A Noteholders of the full amount of principal and interest due them and to decrease the likelihood that the Class A Noteholders will experience losses. However, the Reserve Account could be depleted. If the amount required to be deposited into or required to be withdrawn from the Reserve Account to cover shortfalls in collections on the Receivables exceeds the amount of available cash in the Reserve Account, Noteholders could incur losses or suffer a temporary shortfall in the amounts distributed to the Noteholders.

Yield Supplement Overcollateralization Amount

     On the Closing Date, the sum of the Pool Balance and the amount on deposit in the Pre-Funding Account will exceed the initial principal amount of the Notes, by [ ] (the "Initial Yield Supplement Overcollateralization Amount"), which is approximately [ ]% of the sum of the aggregate principal balance of the Initial Receivables as of the Initial Cutoff Date and the amount on deposit in the Pre-Funding Account on the Closing Date. The Yield Supplement

Overcollateralization Amount is intended to compensate for the low APRs on some of the Receivables.

     With respect to any Payment Date, the "Yield Supplement
Overcollateralization Amount" is the amount specified below with respect to that Payment Date:

------------------------------ ------------------------- -----------------------
Closing Date
------------------------------ ------------------------- -----------------------
April                          2001                      [            ]
------------------------------ ------------------------- -----------------------
May                            2001                      [            ]
------------------------------ ------------------------- -----------------------
June                           2001                      [            ]
------------------------------ ------------------------- -----------------------
July                           2001                      [            ]
------------------------------ ------------------------- -----------------------
August                         2001                      [            ]
------------------------------ ------------------------- -----------------------
September                      2001                      [            ]
------------------------------ ------------------------- -----------------------
October                        2001                      [            ]
------------------------------ ------------------------- -----------------------
November                       2001                      [            ]
------------------------------ ------------------------- -----------------------
December                       2001                      [            ]
------------------------------ ------------------------- -----------------------
January                        2002                      [            ]
------------------------------ ------------------------- -----------------------
February                       2002                      [            ]
------------------------------ ------------------------- -----------------------
March                          2002                      [            ]
------------------------------ ------------------------- -----------------------
April                          2002                      [            ]
------------------------------ ------------------------- -----------------------
May                            2002                      [            ]
------------------------------ ------------------------- -----------------------
June                           2002                      [            ]
------------------------------ ------------------------- -----------------------
July                           2002                      [            ]
------------------------------ ------------------------- -----------------------
August                         2002                      [            ]
------------------------------ ------------------------- -----------------------
September                      2002                      [            ]
------------------------------ ------------------------- -----------------------
October                        2002                      [            ]
------------------------------ ------------------------- -----------------------
November                       2002                      [            ]
------------------------------ ------------------------- -----------------------
December                       2002                      [            ]
------------------------------ ------------------------- -----------------------
January                        2003                      [            ]
------------------------------ ------------------------- -----------------------
February                       2003                      [            ]
------------------------------ ------------------------- -----------------------
March                          2003                      [            ]
------------------------------ ------------------------- -----------------------
April                          2003                      [            ]
------------------------------ ------------------------- -----------------------
May                            2003                      [            ]
------------------------------ ------------------------- -----------------------
June                           2003                      [            ]
------------------------------ ------------------------- -----------------------
July                           2003                      [            ]
------------------------------ ------------------------- -----------------------
August                         2003                      [            ]
------------------------------ ------------------------- -----------------------
September                      2003                      [            ]
------------------------------ ------------------------- -----------------------
October                        2003                      [            ]
------------------------------ ------------------------- -----------------------
November                       2003                      [            ]
------------------------------ ------------------------- -----------------------
December                       2003                      [            ]
------------------------------ ------------------------- -----------------------
January                        2004                      [            ]
------------------------------ ------------------------- -----------------------
February                       2004                      [            ]
------------------------------ ------------------------- -----------------------
March                          2004                      [            ]
------------------------------ ------------------------- -----------------------
April                          2004                      [            ]
------------------------------ ------------------------- -----------------------
May                            2004                      [            ]
------------------------------ ------------------------- -----------------------
June                           2004                      [            ]
------------------------------ ------------------------- -----------------------
July                           2004                      [            ]
------------------------------ ------------------------- -----------------------
August                         2004                      [            ]
------------------------------ ------------------------- -----------------------

------------------------------ ------------------------- -----------------------
Closing Date
------------------------------ ------------------------- -----------------------
September                      2004                      [            ]
------------------------------ ------------------------- -----------------------
October                        2004                      [            ]
------------------------------ ------------------------- -----------------------
November                       2004                      [            ]
------------------------------ ------------------------- -----------------------
December                       2004                      [            ]
------------------------------ ------------------------- -----------------------
January                        2005                      [            ]
------------------------------ ------------------------- -----------------------
February                       2005                      [            ]
------------------------------ ------------------------- -----------------------
March                          2005                      [            ]
------------------------------ ------------------------- -----------------------
April                          2005                      [            ]
------------------------------ ------------------------- -----------------------
May                            2005                      [            ]
------------------------------ ------------------------- -----------------------

     The Yield Supplement Overcollateralization Amount has been calculated for each Payment Date as the sum of the amount for each Receivable equal to the excess, if any, of (x) the scheduled payments due on the Receivable for each future Collection Period discounted to present value as of the end of the preceding Collection Period at the APR of that Receivable over (y) the scheduled payments due on the Receivable for each future Collection Period discounted to present value as of the end of the preceding Collection Period at [ ]%. For purposes of the preceding definition, future scheduled payments on the Receivables are assumed to be made on their scheduled due dates without any delay, defaults or prepayments.

              Description of the Transfer and Servicing Agreements

The Transfer and Servicing Agreements

     The following summary of the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement (collectively, the "Transfer and Servicing Agreements") describes the material terms of the Transfer and Servicing Agreements. The description of the terms of the Transfer and Servicing Agreements in this prospectus supplement does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements. Forms of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement. Copies of the final signed Transfer and Servicing Agreements will be filed with the SEC following the issuance of the Notes. Any description of the Transfer and Servicing Agreements in this prospectus supplement supplements, and to the extent inconsistent replaces, the description of the general terms and provisions of the Transfer and Servicing Agreements set forth in the accompanying prospectus, to which description reference is hereby made.

Sale and Assignment of Receivables; Subsequent Receivables

     Information with respect to the conveyance of the Initial Receivables from the Depositor to the Trust on the Closing Date and the Subsequent Receivables from the Depositor to the Trust on the Subsequent Closing Date pursuant to the Sale and Servicing Agreement is set forth under "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables; Subsequent Receivables " in the accompanying prospectus.

Accounts

     In addition to the accounts referred to under "Description of the Transfer and Servicing Agreements--Accounts" in the accompanying prospectus, the Servicer will also establish and will maintain with the Indenture Trustee the Reserve Account in the name of the Indenture Trustee on behalf of the Noteholders [and the Certificateholders].

Collections

     The Transfer and Servicing Agreements generally require that the Servicer deposit all payments on Receivables received from Obligors and all proceeds of Receivables collected during each Collection Period into the Collection Account not later than two Business Days after receipt. However, if each condition to making monthly deposits as may be required by the Sale and Servicing Agreement (including the satisfaction of specified ratings criteria by the Servicer or the Servicer obtaining a letter of credit or similar agreement and the absence of any Servicer Default) is satisfied, the Servicer may retain those amounts until the related Deposit Date. The Servicer or the Depositor, as the case may be, will remit the aggregate Warranty Purchase Payments and Administrative Purchase Payments of Receivables to be purchased from the Trust into the Collection Account on or before each Deposit Date. The Servicer will be entitled to withhold, or to be reimbursed from amounts otherwise payable into or on deposit in the Collection Account, amounts previously deposited in the Collection Account but later determined to have resulted from mistaken deposits or postings. Except as described in the Sale and Servicing Agreement, pending deposit into the Collection Account, collections may be invested by the Servicer at its own risk and for its own benefit and will not be segregated from its own funds. We refer you to "Description of the Transfer and Servicing Agreements--Collections" in the accompanying prospectus.

     "Eligible Investments" are specified in the Trust Agreement and will be limited to investments which meet the criteria of each rating agency from time to time as being consistent with its then-current ratings of the Securities.

     Collections on or in respect of a Receivable made during a Collection Period (including Warranty Purchase Payments and Administrative Purchase Payments) will be applied first to interest accrued to date, second to principal until the principal balance is brought current, third to reduce the unpaid late charges as provided in the Receivable and finally to prepay principal of the Receivable. We refer you to "Description of the Transfer and Servicing Agreements--Collections" in the accompanying prospectus.

     Collections on or in respect of a Receivable made during a Collection Period which are not late fees, prepayment charges, extension fees or certain other similar fees or charges will be applied first to any outstanding Advances made by the Servicer with respect to that Receivable, and then to the related Scheduled Payment. Any collections on or in respect of a Receivable remaining after such applications will be considered an "Excess Payment." Excess Payments constituting a prepayment in full of the related Receivable will be applied as a partial prepayment (a "Prepayment").

Pre-Funding Account

     On the Closing Date, a cash amount equal to approximately $[ ] (the "Pre-Funded Amount") will be deposited into an account (the "Pre-Funding Account") which will be established in the name of the Indenture Trustee. The Pre-Funded Amount will be equal to approximately [ ]% of the aggregate principal amount of the Securities. The Pre-Funding Account will be an asset of the Trust and will be pledged to the Indenture Trustee pursuant to the Indenture. The Pre-Funded Amount will be funded from the sale of the Securities and is expected to be used to acquire

Subsequent Receivables. The "Funding Period" is the period from and including the Closing Date until the earliest of:

     o the Determination Date on which the amount on deposit in the Pre-Funding Account is $100,000 or less;

     o the occurrence of a Servicer Default (as defined in the Sale and Servicing Agreement) or an Event of Default under the Indenture; and

     o    the last day of the Collection Period in [     ] 2001.

The Pre-Funded Amount will be reduced during the Funding Period by the amount withdrawn from the Pre-Funding Account used to purchase Subsequent Receivables in accordance with the Sale and Servicing Agreement and by the amount withdrawn from the Pre-Funding Account deposited in the Reserve Account in connection with the purchase of the Subsequent Receivables. Amounts held in the Pre-Funding Account may be invested in Eligible Investments. Any earnings on amounts on deposit in the Pre-Funding Account will be included in Available Interest on the next Payment Date pursuant to the Sale and Servicing Agreement. Any Pre-Funded Amount remaining at the end of the Funding Period will be payable as a principal distribution to the Noteholders sequentially to the earliest maturing class of Class A Notes then outstanding as a partial mandatory redemption or prepayment on the immediately following Payment Date. We refer you to "Description of Transfer and Servicing Agreements-Accounts" in the accompanying prospectus.

Capitalized Interest Account

     On the Closing Date, approximately $[ ] will be deposited in an account (the "Capitalized Interest Account") which will be established in the name of the Indenture Trustee. The Capitalized Interest Account will be an asset of the Trust, and will be pledged to the Indenture Trustee pursuant to the Indenture. The amount so deposited in the Capitalized Interest Account, including reinvestment income thereon, will be deposited to the Collection Account as a collection on each Payment Date up to and including the Mandatory Redemption Date in an amount equal to the interest accrued at the Weighted Average Security Rate less 2.5% on the amount on deposit in the Pre-Funding Account (the "Capitalized Interest Payments"). Any amounts on deposit in the Capitalized Interest Account in excess of the required amount on each Payment Date or on deposit in the Capitalized Interest Account at the end of the Funding Period will be paid to the Depositor. The "Weighted Average Security Rate" shall be the percentage equivalent of a fraction, the numerator of which is the sum of:

     o    the product of the Class A-1 Rate times the Initial Class A-1 Note
          Balance;

     o    the product of the Class A-2 Rate times the Initial Class A-2 Note
          Balance;

     o    the product of the Class A-3 Rate times the Initial Class A-3 Note
          Balance;

     o the product of the Class A-4 Rate times the Initial Class A-4 Note Balance; and

     o the product of the Pass-Through Rate times the Initial Certificates Balance, and the denominator of which is the sum of: the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance and the Initial Certificate Balance.

Note Distribution Account

     On or prior to the Closing Date, the Indenture Trustee will establish and maintain initially with itself an account into which amounts released from the Collection Account and the Reserve Account for payment to the Noteholders will be deposited and from which all distributions to the Noteholders will be made (the "Note Distribution Account). The Note Distribution Account will be maintained at an Eligible Institution.

Certificate Distribution Account

     The Servicer will establish an account in the name of the Owner Trustee (the "Certificate Distribution Account") into which amounts released from the Collection Account and the Reserve Fund for distribution to the Certificateholders will be deposited and from which all distributions to the Certificateholders will be made. The Certificate Distribution Account will be maintained at an Eligible Institution.

Advances

     On or before the Business Day prior to each Payment Date (the "Deposit Date"), the Servicer will make a payment into the Collection Account for each Receivable of an amount equal to the product of the principal balance of the Receivable as of the first day of the related Collection Period and one-twelfth of its APR minus the amount of interest actually received on the Receivable during the Collection Period (an "Advance"). If the calculation results in a negative number, an amount equal to the negative amount will be paid to the Servicer in reimbursement of outstanding Advances. In addition, if a Receivable becomes a Liquidated Receivable, the amount of accrued and unpaid interest on that Receivable (but not including interest for the current Collection Period) will, up to the amount of outstanding Advances in respect that Receivable, be withdrawn from the Collection Account and paid to the Servicer in reimbursement of the outstanding Advances. The Servicer will not be required to make any Advances, other than the Advance of an interest shortfall arising from a prepaid Receivable, to the extent that it does not expect to recoup the Advance from subsequent collections or recoveries. The Servicer will make all Advances by depositing into the Collection Account Advances in respect of a Collection Period on the Business Day immediately preceding the related Payment Date. We refer you to "Description of the Transfer and Servicing Agreements--Advances" in the accompanying prospectus.

Servicing Compensation

     The servicing fee for the calendar month immediately preceding any Payment Date (a "Collection Period") will be one-twelfth of 1.00% (the "Servicing Rate") of the Pool Balance as of the first day of the related Collection Period or, in the case of the first Payment Date, the Pool Balance as of the Initial Cutoff Date (the "Servicing Fee"). The Servicing Fee, together with any previously unpaid Servicing Fee, will be paid on each Payment Date solely to the extent of Available Interest. The Servicer will be entitled to collect and retain as additional servicing compensation in respect of each Collection Period any late fees, prepayment charges and any other administrative fees and expenses or similar charges collected during that Collection Period, plus any investment earnings or interest earned during that Collection Period from the investment of monies on deposit in the Collection Account and the Note Distribution Account. We refer you to "Description of the Transfer and Servicing Agreements--Collections" in this prospectus supplement and "Description of the Transfer and Servicing Agreements--Servicing Compensation" in the accompanying prospectus. The Servicer will be paid the Servicing Fee for each Collection Period on the following Payment Date related to that Collection Period. However, if it is acceptable to each rating agency without a reduction in the rating of each class of Notes, the Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates) will be paid at the beginning of that Collection Period out of collections of interest on the Receivables for that Collection Period. The Servicing Fee will be paid from Available Interest in accordance with the priority of payments set forth under "Payment on the Notes-Payment of Distributable Amounts".

Net Deposits

     As an administrative convenience and as long as specified conditions are satisfied, for so long as BMW FS is the Servicer, BMW FS will be permitted to make the deposit of collections, aggregate Advances and amounts deposited in respect of purchases of Receivables by the Depositor or the Servicer for or with respect to the related Collection Period net of payments to be made to the Servicer with respect to that Collection Period. The Servicer, however, will account to the Owner Trustee and to the Noteholders as if all of the foregoing deposits and payments were made individually. We refer you to "Description of the Transfer and Servicing Agreements--Net Deposits" in the accompanying prospectus.

Optional Purchase

     The outstanding Notes will be redeemed in whole, but not in part, on any Payment Date on which the Servicer or any successor to the Servicer exercises its option to purchase the Receivables. The Servicer or any successor to the Servicer may purchase the Receivables when the Pool Balance shall have declined to 10% or less of the sum of the Initial Pool Balance plus the amount on deposit in the Pre-Funding Account on the Closing Date, as described in the accompanying prospectus under "Description of the Transfer and Servicing Agreements--Termination." The "Redemption Price" for the outstanding Notes will be equal to the unpaid principal amount of the outstanding Notes plus accrued and unpaid interest on the Notes on the date of the optional purchase.

Removal of Servicer

     The Indenture Trustee or Noteholders evidencing more than 50% of the voting interests of the Class A Notes then outstanding (or if the Class A Notes have been paid in full, by holders of Certificates then outstanding evidencing more than 50% of the voting interests of the Certificates), may terminate the rights and obligations of the Servicer under the Sale and Servicing Agreement upon the following events ("Servicer Defaults"):

     1. any failure by the Servicer to deliver to the applicable Trustee for deposit in any Account any required payment or to direct the Indenture Trustee to make the required payments from any Account and that failure continues unremedied for five Business Days after discovery of that failure by the Servicer or after the receipt by the Servicer of notice of that failure;

     2. any failure by the Servicer to duly observe or perform in any material respect any other covenants or agreements in the Sale and Servicing Agreement, which failure materially and adversely affects the rights of the Noteholders, and which failure continues unremedied for 60 days after written notice of that failure is given to the Servicer by (a) the Indenture Trustee or
          (b) the holders of Notes representing more than 50% of the outstanding amount of the notes; and

     3. the occurrence of an Insolvency Event (as defined in the attached prospectus) of the Servicer.

     Under those circumstances, authority and power shall, without further action, pass to and be vested in the Indenture Trustee or a successor Servicer appointed by the Indenture Trustee under the Sale and Servicing Agreement. The Indenture Trustee or successor Servicer will succeed to all the responsibilities, duties and liabilities of the Servicer in its capacity under the Sale and Servicing Agreement and will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee or similar official has been appointed for the Servicer, and no Servicer Default other than the appointment of a bankruptcy trustee or similar official has occurred, that trustee or official may have the power to prevent the Indenture Trustee or the Noteholders (or Certificateholders) from effecting a transfer of servicing. In the event that the Indenture Trustee is unwilling or unable so to act, it may appoint or petition a court of competent jurisdiction to appoint a successor servicer. The Indenture Trustee may make arrangements for compensation to be paid, which in no event may be greater than the servicing compensation paid to the Servicer under the Sale and Servicing Agreement. Notwithstanding termination under this section, the Servicer shall be entitled to payment of amounts payable to it prior to termination, for services rendered prior to termination. Upon payment in full of the principal and interest on the Class A Notes, the Certificateholders will succeed to the rights of the Class A Noteholders with respect to removal of the Servicer.

Duties of the Owner Trustee and the Indenture Trustee

     The Owner Trustee will make no representations as to the validity or sufficiency of the Trust Agreement, the Notes or certificates (other than the authentication of the certificates), the Notes or of any Receivables or related documents and is not accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Notes, the Certificates or the Receivables, or the investment of any monies by the Servicer before those monies are deposited into the Collection Account. The Owner Trustee will not independently verify the Receivables. If no Servicer Default has occurred, the Owner Trustee is required to perform only those duties specifically required of it under the Trust Agreement. In addition to making distributions to the Certificateholders, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement. The Trust Agreement says that the Owner Trustee will not be responsible for knowing about any event unless an officer of the Owner Trustee has actual knowledge of the event or has received written notice of the event.

     The Indenture Trustee will make no representations as to the validity or sufficiency of the Indenture, the Notes (other than authentication of the Notes) or of any Receivables or related documents, and is not accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Notes or the Receivables, or the investment of any monies by the Servicer before those monies are deposited into the Collection Account. The Indenture Trustee will not independently verify the Receivables. If no Event of Default or Servicer Default has occurred, the Indenture Trustee is required to perform only those duties specifically required of it under the Indenture. In addition to making distributions to the

Noteholders, those duties generally are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Indenture Trustee under the indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the Indenture. The Indenture says that the Indenture Trustee will not be responsible for knowing about any event unless an officer of the Indenture Trustee has actual knowledge of the event or has received written notice of the event.

     The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or to make any investigation of matters arising under the Indenture or to institute, conduct or defend any litigation under the Indenture or in relation to the Indenture or that litigation at the request, order or direction of any of the Noteholders, unless those Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred by the Indenture Trustee in connection with the exercise of those rights. No Noteholder will have any right under the Indenture to institute any proceeding with respect to the Indenture, other than with respect to the failure by the Depositor or the Servicer, as applicable, to remit payment. A Noteholder's right to institute any proceeding with respect to the Indenture Trustee is conditioned upon the Noteholder providing the Indenture Trustee with written notice of the Event of Default and the holders of the outstanding amount of Notes evidencing not less than 25% of the voting interests of the Notes, voting together as a single class, have made written request upon the Indenture Trustee to institute that proceeding in its own name as the Indenture Trustee under the Indenture. No proceeding shall commence unless the Noteholders have offered to the Indenture Trustee reasonable indemnity and the Indenture Trustee for 60 days has neglected or refused to institute that proceeding.

The Owner Trustee and the Indenture Trustee

     Wilmington Trust Company will be the Owner Trustee under the Trust Agreement. The Chase Manhattan Bank will be the Indenture Trustee under the Indenture. The Owner Trustee, the Indenture Trustee and any of their respective affiliates may hold Notes in their own names or as pledgees.

     For the purpose of meeting the legal requirements of some jurisdictions, the Servicer and the Owner Trustee or the Servicer and the Indenture Trustee, in each case acting jointly (or in some instances, the Owner Trustee or the Indenture Trustee acting alone), will have the power to appoint co-trustees or separate trustees of all or any part of the Trust. In the event of an appointment of co-trustees or separate trustees, all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee by the Sale and Servicing Agreement and the Trust Agreement or the Indenture Trustee by the Indenture will be conferred or imposed upon the Owner Trustee or the Indenture Trustee and each of their respective separate trustees or co-trustees jointly, or, in any jurisdiction in which the Owner Trustee or the Indenture Trustee will be incompetent or unqualified to perform specified acts, singly upon that separate trustee or co-trustee who will exercise and perform those rights, powers, duties and obligations solely at the direction of the Owner Trustee or the Indenture Trustee.

     The Owner Trustee and the Indenture Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor Owner Trustee or Indenture Trustee, as applicable. The Servicer may also remove the Owner Trustee or the Indenture Trustee if either ceases to be eligible to continue as trustee under the Trust Agreement or the Indenture, as the case may be, becomes legally unable to act or becomes insolvent. In those circumstances, the Servicer will be obligated to appoint a successor Owner Trustee or Indenture Trustee, as applicable. Any resignation or removal of the Owner Trustee or the Indenture Trustee and appointment of a successor Owner Trustee or Indenture Trustee, as applicable, will not become effective until acceptance of the appointment by the successor.

     The Servicer will be obligated to pay the fees of the Owner Trustee and the Indenture Trustee in connection with their duties under the Trust Agreement and Indenture, respectively. The Owner Trustee and the Indenture Trustee will be entitled to indemnification by BMW FS and the Depositor for, and will be held harmless against, any loss, liability, fee, disbursement or expense incurred by the Owner Trustee or the Indenture Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties set forth in the Trust Agreement or the Indenture, as the case may be). The Depositor will be obligated to indemnify the Owner Trustee and the Indenture Trustee for specified taxes that may be asserted in connection with the transaction.

                        Material Income Tax Consequences

     The following is a general discussion of the material federal income tax and California tax considerations of the purchase, ownership and disposition of the Notes. The discussion is based upon law, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax considerations applicable to all categories of investors. It is recommended that investors consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Notes.

     We refer you to the discussions under "Material Income Tax
Consequences--Tax Treatment of Owner Trusts" and "--Material State Tax Consequences with respect to Owner Trusts" in the accompanying prospectus.

Tax Characterization of the Trust

     In the opinion of Weil, Gotshal & Manges LLP, tax counsel to the Trust, (i) the Notes will be characterized as debt for tax purposes, and (ii) the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation for federal income tax purposes.

     If the Trust were taxable as a corporation for federal income tax purposes, it would be subject to corporate income tax on its taxable income. The Trust's taxable income would include all its income on the related Receivables, which may be reduced by its interest expense on the Notes. Any imposition of corporate income tax could materially reduce cash available to make payments on the Notes, and the beneficial owners of the Certificates could be liable for any corporate income tax that is unpaid by the Trust.

Treatment of the Notes as Indebtedness

     The Depositor, any Certificateholder and the beneficial owners of the Notes (the "Note Owners") will agree by their purchase of the Notes, to treat the Notes as debt for federal income tax purposes. The Depositor and the Servicer and any subsequent holder of Certificates will agree to treat the Trust


      o as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificate Owner, and the Notes being debt of the partnership, or

      o if a single beneficial owner owns all of the Certificates and none of the Notes are characterized as equity interests in the Trust, as disregarded as an entity separate from the Certificate Owner for purpose of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the Trust and the Notes treated as assets and indebtedness of the Certificate Owner.

However, the proper characterization of the arrangement involving the Trust, the Notes, the Depositor and the Servicer is not clear because there is no authority on transactions closely comparable to the transaction described in this prospectus supplement.

Treatment of the Certificates

         [to come]

                              ERISA Considerations

     Section 406 of ERISA and Section 4975 of the Code prohibit pension, profit-sharing and other employee benefit plans, as well as individual retirement accounts and certain types of Keogh Plans (each, a "Benefit Plan"), from engaging in specified transactions, such as direct or indirect sales or exchanges or extensions of credit with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to those Benefit Plans. A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for those persons. Title I of ERISA also requires that fiduciaries of a Benefit Plan subject to ERISA make investments that are prudent, diversified (except if prudent not to do so) and in accordance with governing, plan documents.

     If the assets of the trust were deemed to be assets of a Benefit Plan, transactions involving the trust, which are described in Section 406 of ERISA or
Section 4975 of the Code, might be deemed to constitute prohibited transactions for which an exemption is not available. Under a regulation issued by the United States Department of Labor (the "Plan Assets Regulation"), the assets of the trust would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquired an "equity interest" in the trust and none of the exceptions contained in the Plan Assets Regulation were applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject, the Notes should be treated as indebtedness without substantial equity features for purposes of the Plan Assets Regulation. This determination is based in part upon the traditional debt features of the Notes, including the reasonable expectation of purchasers of Notes that the Notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. The debt treatment of the Notes for ERISA purposes could change if the trust incurred losses.

     However, even if the Notes are treated as debt for purposes of the Plan Assets Regulation, the acquisition or holding of Notes by or on behalf of a Benefit Plan could be considered to give rise to a prohibited transaction if the trust or any of its affiliates is or becomes a party in interest or a disqualified person with respect to a Benefit Plan. In that instance, certain exemptions from the prohibited transaction rules could be applicable depending on the type and circumstances of the plan fiduciary making the decision to acquire a note. Included among these exemptions are: Prohibited Transaction Class Exemption ("PTCE") 90- 1, regarding investments by insurance company pooled separate accounts; PTCE 95-60, regarding investments by insurance company general accounts;

PTCE 91-38, regarding investments by bank collective investment finds; PTCE 96-23, regarding transactions affected by "in-house asset managers"; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers." Each investor using the assets of a Benefit Plan which acquires the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by one of the exemptions listed above or by another Department of Labor prohibited transaction class exemption.

     Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA) are not subject to ERISA requirements; however, those plans may be subject to comparable federal, state or local law restrictions.

     A plan fiduciary considering the purchase of Notes should consult its tax and/or legal advisors regarding whether the assets of the trust would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other related issues and their potential consequences.

     The sale of Notes to a Benefit Plan is in no respect a representation that this investment meets all relevant legal requirements with respect to investments by Benefit Plans generally or by a particular Benefit Plan, or that this investment is appropriate for Benefit Plans generally or any particular Benefit Plan.

                          [Add Certificates Disclosure]

                                  Underwriting

     Subject to the terms and conditions set forth in an Underwriting Agreement (the "Underwriting Agreement"), the Depositor has agreed to cause the Trust to sell to each of the underwriters named below (collectively, the "Underwriters"), and each of the Underwriters has severally but not jointly agreed to purchase, the principal amount of Notes and Certificates set forth opposite its name below:

Underwriters                  Class A-1 Notes   Class A-2 Notes    Class A-3 Notes   Class A-4 Notes      Certificates
------------                  ---------------   ---------------    ---------------   ---------------      ------------
Chase Securities Inc.....     $                 $                  $                 $                    $
[                             $                 $                  $                 $                    $
]........................
[                             $                 $                  $                 $                    $
]........................
[                             $                 $                  $                 $                    $
]........................
[                             $                 $                  $                 $                    $
]........................
Total....................     $                 $                  $                 $                    $

     In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth in the Underwriting Agreement, to purchase all of the Notes and the Certificates. This obligation of the Underwriters is subject to specified conditions precedent set forth in the Underwriting Agreement.

     The Depositor has been advised by the Underwriters that they propose to offer the Notes and the Certificates to the public initially at the prices set forth on the cover of this prospectus supplement, and to specified dealers at these prices less the concessions and reallowance discounts set forth below:


       Class                                                Selling Concession            Reallowance Discount

       A-1..........................................                %                              %
       A-2..........................................                %                              %
       A-3..........................................                %                              %
       A-4..........................................                %                              %

       Certificates.................................                %                              %

     The Depositor and BMW FS have agreed to indemnify the Underwriters against specified liabilities, including liabilities under the Securities Act or to contribute to payments which the Underwriters may be required to make in respect thereof. However, in the opinion of the SEC, certain indemnification provisions for liability arising under the federal securities law are contrary to public policy and therefore unenforceable. In the ordinary course of their respective businesses, the Underwriters and their respective affiliates have engaged and may engage in investment banking and/or commercial banking transactions with BMW FS and its affiliates.

     The Notes and Certificates are new issues of securities with no established trading market. The Depositor has been advised by the Underwriters that they intend to make a market in the Notes and Certificates as permitted by applicable laws and regulations. The Underwriters are not obligated, however, to make a market in the Notes and Certificates, and that market-making may be discontinued at any time without notice at the sole discretion of the Underwriters. Accordingly, no assurance can be given as to the liquidity of, or trading markets for, the Notes of any class and the Certificates.

     The Trust may, from time to time, invest funds in the Accounts in Eligible Investments acquired from the Underwriters.

     The Underwriters have advised the Depositor that, pursuant to Regulation M under the Securities Act, the Underwriters may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Notes of any class and the Certificates at levels above those that might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Notes of any class and the Certificates on behalf of the Underwriters for the purpose of fixing or maintaining the price of those Notes. A "syndicate covering transaction" is the bid for or the purchase of those Notes of any class and the Certificates on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with this offering. A "penalty bid" is an arrangement permitting one of the Underwriters to reclaim the selling concession otherwise accruing to another Underwriter or syndicate member in connection with this offering if the Notes of any class and the Certificates originally sold by the other Underwriter or syndicate member are purchased by the reclaiming Underwriter in a syndicate covering transaction and has therefore not been effectively placed by the other Underwriter or syndicate member.

     Stabilizing bids and syndicate covering transactions may have the effect of causing the price of the Notes of any class and the Certificates to be higher than it might be in the absence of stabilizing bids and syndicate covering transactions, and the imposition of penalty bids might also have an effect on the price of any note to the extent that it discourages resale of that note. Neither the Depositor nor the Underwriters makes any representation or prediction as to the direction or magnitude of any of that effect on the prices for the Notes. Neither the Depositor nor the Underwriters makes any representation that the Underwriters will engage in any of those transactions or that, once commenced, any of those transactions will not be discontinued without notice.

     It is expected that delivery of the Notes and the Certificates will be made against payment for the Notes on or about the Closing Date, which is the [ ] business day following the date of this prospectus supplement. Rule 15c6-1 of the Commission under the Exchange Act of 1934 generally requires trades in the secondary market to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Notes and the Certificates on the date of this prospectus supplement will be required, by virtue of the fact that the Notes and the Certificates initially will settle [ ] business days after the date of this prospectus supplement, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. It is suggested that purchasers of Notes or the Certificateholders who wish to trade Notes or Certificates on the date of this prospectus supplement consult their own advisors.

     Upon receipt of a request by an investor who has received an electronic prospectus from an Underwriter or a request by that investor's representative within the period during which there is an obligation to deliver a prospectus, BMW FS, the Depositor, or the Underwriters will promptly deliver, or cause to be delivered, without charge, a paper copy of the prospectus.

     Each Underwriter will represent that:

     o it has not offered or sold and will not offer or sell, prior to the date six months after their date of issuance, any Notes or Certificates to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted in and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;

     o it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom; and

     o it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Notes or the person who is of a kind described in
          Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1997 or is a person to whom the document can otherwise lawfully be issued or passed on.

                          Notice to Canadian Residents

Resale Restrictions

     The distribution of the Notes and Certificates in Canada is being made only on a private placement basis exempt from the requirement that the Depositor, on behalf of the Trust, prepare and file a prospectus with the securities regulatory authorities in each province where trades of Notes or Certificates are effected. Accordingly, any resale of the Notes in Canada must be made in accordance with applicable securities laws which will vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with available statutory exemptions or pursuant to a discretionary exemption granted by the applicable Canadian securities regulatory authority. Purchasers are advised to seek legal advice prior to any resale of the Notes and Certificates.

Representations of Purchasers

     Each purchaser of Notes and Certificates in Canada who receives a purchase confirmation will be deemed to represent to the Depositor, the Servicer, the related trustee, the Trust and the dealer from whom such purchase confirmation is received that (i) such purchaser is entitled under applicable provincial securities laws to purchase such Notes or Certificates without the benefit of a prospectus qualified under such securities laws, (ii) where required by law, that such purchaser is purchasing as principal and not as agent, and (iii) such purchaser has reviewed the text above under "--Resale Restrictions."

Rights of Action (Ontario Purchasers)

     The securities being offered are those of a foreign issuer and Ontario purchasers will not receive the contractual right of action prescribed by
Section 32 of the Regulation under the Securities Act (Ontario). As a result, Ontario purchasers must rely on other remedies that may be available, including common law rights of action for damages or rescission or rights of action under the civil liability provisions of the U.S. federal securities laws.

Enforcement of Legal Rights

     All of the issuer's directors and officers as well as the experts named herein may be located outside of Canada and, as a result, it may not be possible for Canadian purchasers to effect service of process within Canada upon the issuer or such persons. All or a substantial portion of the assets of the issuer and such persons may be located outside of Canada and, as a result, it may not be possible to satisfy a judgment against the issuer or such persons in Canada or to enforce a judgment obtained in Canadian courts against such issuer or persons outside of Canada.

Notice to British Columbia Residents

     A purchaser of Notes and Certificates to whom the Securities Act (British Columbia) applies is advised that such purchaser is required to file with the British Columbia Securities Commission a report within ten days of the sale of any Notes and Certificates acquired by such purchaser pursuant to this offering. Such report must be in the form attached to British Columbia Securities Commission Blanket Order BOR #95/17, a copy of which may be obtained from the Depositor. Only one such report must be filed in respect of Notes and Certificates acquired on the same date and under the same prospectus exemption.

Taxation and Eligibility for Investment

     Canadian purchasers of Notes and Certificates should consult their own legal and tax advisors with respect to the tax consequences of an investment in the Notes and Certificates or in their particular circumstances and with respect to the eligibility of the Notes and Certificates or for investment by the purchaser under relevant Canadian legislation.

                                 Legal Opinions

     In addition to the legal opinions described in the accompanying prospectus, legal matters relating to the Notes and Certificates and federal income tax and other matters will be passed upon for the Trust by Weil, Gotshal & Manges LLP. Certain legal matters will be passed upon for the Underwriters by Stroock & Stroock & Lavan LLP.

                                 Index of Terms

ABS................................................38
ABS Tables.........................................38
Administration Agreement...........................25
Advance............................................62
Available Amounts..................................52
Available Amounts Shortfall........................54
Available Interest.................................52
Available Principal................................52
Benefit Plan.......................................67
BMW AG.............................................10
BMW Center Recourse................................25
BMW Centers........................................25
BMW FS.............................................25
BMW Group..........................................10
Capitalized Interest Account.......................61
Capitalized Interest Payments......................61
Certificate Distribution Account...................62
Certificate Pool Factor............................46
Certificateholders.................................49
Certificates....................................10,35
Class A Notes......................................35
Clearstream, Luxembourg...........................A-1
Closing Date.......................................27
Collection Period..................................62
Deposit Date.......................................62
Depositor..........................................25
Determination Date.................................51
DTC...............................................A-1
Euroclear.........................................A-1
Excess Amount......................................54
Final Scheduled Payment Date.......................35
Financed Vehicles..................................27
First Priority Distribution Amount.................55
Funding Period..................................11,61
Global Securities.................................A-1
Indenture Trustee..................................25
Initial Cutoff Date................................27
Initial Pool Balance...............................27
Initial Receivables.............................10,27
Initial Yield Supplement Overcollateralization
  Amount .......................................17,57
Interest Period....................................55
Interest Rate......................................47
Liquidation Proceeds...............................53
Note Distribution Account..........................62
Note Owners........................................66
Note Pool Factor...................................46
Noteholders........................................48
Obligor............................................27
Owner Trustee......................................25
Payment Date.......................................47
penalty bid........................................69
Plan Assets Regulation.............................67
Pre-Funded Amount..................................60
Pre-Funding Account.............................11,60
Principal Distribution Account.....................55
Principal Distribution Amount...................48,55
Prepayment.........................................60
PTCE...............................................67
Purchased Amount...................................53
Purchased Receivable...............................53
Receivables........................................27
Receivables Purchase Agreement.....................27
Recoveries.........................................53
Redemption Price...................................63
Regular Principal Distribution Amount..............55
Reserve Fund Initial Deposit.......................56
Sale and Servicing Agreement.......................25
Securities......................................10,35
Seller.............................................27
Servicer...........................................25
Servicer Defaults..................................63
Servicing Fee......................................62
Servicing Rate.....................................62
Specified Reserve account balance..................57
stabilizing bid....................................69
Subsequent Purchase Agreement......................28
Subsequent Receivables..........................11,27
Subsequent Transfer Agreement......................28
Subsequent Transfer Date...........................28
syndicate covering transaction.....................69
Trust..............................................25
Trust Agreement....................................25
Trust Fees and Expenses............................56
Trustees...........................................26
Underwriters.......................................68
Underwriting Agreement.............................68
Weighted Average Security Rate.....................61
Yield Supplement Overcollateralization Amount......58

                                     Annex A
                        Global Clearance, Settlement and
                          Tax Documentation Procedures

     Except in specified circumstances, the globally offered Class A Notes (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold the Global Securities through The Depository Trust Company ("DTC"), Clearstream Banking, societe anonyme ("Clearstream, Luxembourg") or the Euroclear System ("Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

     Secondary market trading between investors holding Global Securities through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., three calendar day settlement).

     Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedure applicable to U.S. corporate debt obligations and prior asset-backed securities issues.

     Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC Participants holding securities will be effected on a delivery-against-payment basis through the depositaries of Clearstream, Luxembourg and Euroclear (in that capacity) and as DTC Participants.

     Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless those holders meet specified requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

     All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions acting on their behalf as direct and indirect Participants in DTC. As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their depositaries, which in turn will hold those positions in accounts as DTC Participants.

     Investors electing to hold their Global Securities through DTC will follow DTC settlement practice. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

     Investors electing to hold their Global Securities through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global Securities will be credited to securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

     Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

     Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior asset-backed securities issues in same-day funds.

     Trading between Clearstream, Luxembourg and/or Euroclear Participants. Secondary market trading between Clearstream, Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

     Trading between DTC Depositor and Clearstream, Luxembourg or Euroclear Participants. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Clearstream, Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in that accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary to the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream, Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

     Clearstream, Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the Global Securities are credited to their accounts one day later.

     As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg Participants or Euroclear Participants can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, Clearstream Bank Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they clear the overdraft when the Global Securities are credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on each Clearstream, Luxembourg Participant's or Euroclear Participant's particular cost of funds.

     Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Clearstream, Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

     Trading between Clearstream, Luxembourg or Euroclear Depositor and DTC Purchaser. Due to time zone differences in their favor, Clearstream, Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one business day prior to settlement. In these cases, Clearstream, Luxembourg or Euroclear will instruct the Relevant Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in that accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream, Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream, Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream, Luxembourg Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

     Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase Global Securities from DTC Participants for delivery to Clearstream, Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

     (1) borrowing through Clearstream, Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream, Luxembourg or Euroclear accounts) in accordance with the clearing system's customary procedures;

     (2) borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

     (3) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream, Luxembourg Participant or Euroclear Participant.

Material U.S. Federal Income Tax Documentation Requirements

     A beneficial owner of Global Securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons (as defined in the accompanying prospectus), unless (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (2) that beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for Non-U.S. Persons (Form W-8BEN). Beneficial owners of Global Securities that are Non-U.S. Persons generally can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Withholding). If the information shown on Form W-8BEN changes, a new Form W-8BEN must be filed within 30 days of that change.

     Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A Non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, generally can obtain an exemption from the withholding tax by filing Form W-ECI (Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). Non-U.S. Persons residing in a country that has a tax treaty with the United States generally can obtain an exemption or reduced tax rate depending on the treaty terms) by filing Form W-8BEN. Form W-8BEN may be filed by the Class B Noteowners or their authorized agents.

     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The beneficial owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). A Form W-8BEN on which the beneficial owner of a Global Security provides a U.S. taxpayer identification number generally remains in effect until a change in circumstances causes any of the information on the form to be incorrect. A W-8BEN on which a U.S. taxpayer identification is not provided and a Form W-8ECI generally remain in effect for three calendar years, absent a change in circumstances causing any information on the form to be incorrect.

     The term "Non-U.S. Person" means any person who is not a U.S. Person (as defined in the accompanying prospectus).

     This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of Global Securities. It is suggested that investors consult their tax advisors for specific tax advice concerning their holding and disposing of Global Securities.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

         Expenses in connection with the offering of the Notes being registered hereby are estimated as follows:


 SEC registration fee.................................        $875,000
 Legal fees and expenses..............................        $750,000
 Accounting fees and expenses.........................        $ 70,000
 Rating agency fees...................................        $375,000
 Trustee's fees and expenses..........................        $ 30,000
 Printing.............................................        $ 50,000
 Miscellaneous........................................               0
    Total.............................................      $2,150,000

Item 15.  Indemnification of Directors and Officers.

         Section 18-108 of the Limited Liability Company Act of Delaware empowers a limited liability company, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. The Limited Liability Company Agreement ("LLC Agreement"), of BMW FS Securities LLC (the "Depositor") provides that the Depositor shall defend, indemnify and save harmless each of its members from and against all claims, losses, damages, costs, expense, demands, liabilities, obligations, liens, encumbrances, rights of action or attorneys' fees sustained by reason of any act performed, or omitted to be performed, in good faith and without gross negligence or willful misconduct, within the scope of its authority expressly conferred by the LLC Agreement, to the fullest extent permitted by applicable law in effect on the date of the LLC Agreement and to such greater extent as applicable law may thereafter from time to time permit. Such indemnity shall not be construed to limit or diminish the coverage of each member under any insurance obtained by the Depositor and payment shall not be a condition precedent to any indemnification provided in the LLC Agreement.

         Reference is also made to the form of Underwriting Agreement filed as
Exhibit 1.1 hereto among the Depositor, BMW Financial Services, NA, LLC, J.P. Morgan Securities Inc. and the other underwriters named therein (see Exhibit 1.1), which provides for indemnification by the Depositor in certain circumstances.

Item 16.  Exhibits.

   1.1     Form of Underwriting Agreement
   3.1     Certificate of Formation of BMW FS Securities LLC
   3.2 Limited Liability Company Agreement of BMW FS Securities LLC between BMW Financial Services NA, LLC and BMW FS Receivables Corporation
   3.3 Trust Agreement for BMW Vehicle Owner Trust 2001-A (with Certificate of Trust Attached)
   4.1 Form of Indenture between BMW Vehicle Owner Trust 2001-A and The Chase Manhattan Bank, as Indenture Trustee (including forms of Notes)
   5.1     Opinion of Weil, Gotshal & Manges LLP with respect to legality

   8.1 Opinion of Weil, Gotshal & Manges LLP with respect to federal income tax matters

   10.1 Form of Amended and Restated Trust Agreement between BMW FS Securities LLC and Wilmington Trust Company

   10.2 Form of Sale and Servicing Agreement among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2001-A and The Chase Manhattan Bank

   10.3 Form of Owner Trust Administration Agreement among BMW Financial Services NA, LLC, The Chase Manhattan Bank and BMW Vehicle Owner Trust 2001-A

   10.4 Form of Receivables Purchase Agreement between BMW FS Securities LLC, and BMW Financial Services NA, LLC

   23.1    Consent of Weil, Gotshal & Manges LLP (included in Exhibits 5.1 and
           8.1)

   24.1    Power of Attorney (included on Signature Pages)

   25.1 Statement of Eligibility and Qualification of the Indenture Trustee on Form T-1

Item 17.  Undertakings.

         The Registrant hereby undertakes as follows:

         To provide to the Underwriters at the closing date specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the Underwriters to provide prompt delivery to each purchaser.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         For purposes of determining any liability under the Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Act will be deemed to be part of this registration statement as of the time it was declared effective.

         For purposes of determining any liability under the Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant BMW FS Securities LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodcliff Lake, State of New Jersey, on the 3rd day of May 2001.

                            BMW FS SECURITIES LLC,
                            a Delaware limited liability company

                            By:                                 *
                                 ----------------------------------------------
                                     John M. Christman
                                     President



                            By:      /s/ Norbert Mayer
                                -----------------------------------------------
                                     Norbert Mayer
                                     Treasurer

                            *___/s/ Norbert Mayer______________
                                     Norbert Mayer
                                     Attorney in fact

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant BMW Vehicle Owner Trust 2001-A certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodcliff Lake, State of New Jersey, on the 3rd day of May 2001.

                        BMW Vehicle Owner Trust 2001-A,
                        a Delaware business trust

                        By:  BMW FS SECURITIES LLC, as depositor of
                             BMW Vehicle Owner Trust 2001-A


                        By:                        *
                             ------------------------------------------------
                                 John M. Christman
                                 President

                        By:      /s/ Norbert Mayer
                           --------------------------------------------------
                                 Norbert Mayer
                                 Treasurer

                        *___/s/ Norbert Mayer______________
                                 Norbert Mayer
                                 Attorney in fact

         Know all men by these presents, that each person whose signature appears below constitutes and appoints Norbert Mayer as his true and lawful attorney-in-fact and agent, with full powers of substitution, for him and in his name, place and stead, in any and all capacities, to sign and file this Registration Statement and any and all amendments, including post-effective amendments to this Registration Statement, with the Securities and Exchange Commission granting to said attorney-in-fact power and authority to perform any other act on behalf of the undersigned required to be done in connection therewith.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.

         Signature                                     Title
             *                         Member of the Management Committee of          May 3, 2001
--------------------------------              the Managing Member of
      John M. Christman               BMW FS Securities LLC and President of
                                                BMW FS Securities LLC
                                            (Principal Executive Officer)

             *                             Vice President of Finance of               May 3, 2001
--------------------------------               BMW FS Securities LLC
      Joost Vander-meij                        (Principal Financial
                                              and Accounting Officer)

     /s/ Norbert Mayer                             Treasurer of                       May 3, 2001
--------------------------------               BMW FS Securities LLC
         Norbert Mayer

             *                         Member of the Management Committee of          May 3, 2001
--------------------------------             the Managing Member of
      Robert E. Devine                        BMW FS Securities LLC

_*___/s/ Norbert Mayer___
----------------------
       Norbert Mayer
     Attorney in fact

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